Morgan Grenfell
Investment Trust



Annual Report October 31, 1999


[GRAPHIC]

--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The Board of Trustees of the Morgan Grenfell Investment Trust and the employees of Deutsche Asset Management, Inc. thank you for investing in our family of mutual funds.

We are pleased to announce that several of the Funds continue to receive favorable Morningstar-TM- Ratings based on their strong investment processes and performance.(1) Most notably, our fixed income offerings for the Institutional shares received Morningstar's top Overall Ratings-TM- based on their risk adjusted performance.

As of October 31, 1999:

    - The Morgan Grenfell Fixed Income Fund was rated 4 stars out of 1,598 taxable bond funds.

    - The Morgan Grenfell Municipal Bond Fund was rated 5 stars out of 1,611 municipal bond funds.

    - The Morgan Grenfell Short-Term Fixed Income Fund was rated 5 stars out of 1,598 taxable bond funds.

    - The Morgan Grenfell Short-Term Municipal Bond Fund was rated 5 stars out of 1,611 municipal bond funds.

In addition, two of our international equity funds climbed in the ranks. As of October 31, 1999:

    - The Morgan Grenfell International Select Equity Fund was rated 5 stars out of 1,053 international equity funds.

    - The Morgan Grenfell European Equity Growth Fund was rated 5 stars out of 1,053 international equity funds.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. In the pages that follow, you will find a discussion of the Funds' investment performance as written by the portfolio management teams. The analyses highlight key factors influencing recent performance of the Funds and are followed by detailed financial statements for the twelve month period ended October 31, 1999.

As always, we appreciate your continued support and confidence in Morgan Grenfell Investment Trust.

Sincerely,

/s/ Richard T. Hale

Richard T. Hale
President,
Morgan Grenfell Investment Trust

------------------------
(1) Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90 day T-bill returns. The Fixed Income Fund was rated 4 stars among 1,598 and 1,176 taxable bond funds for the 3- and 5-year periods, respectively. The Municipal Bond Fund was rated 5 stars among 1,611 and 1,300 municipal bond funds for the 3- and 5-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Management's Discussion and Analysis of Fund
    Performance.........................................    1
Schedule of Investments.................................   24
Statement of Assets and Liabilities.....................   86
Statement of Operations.................................   88
Statement of Changes in Net Assets......................   90
Financial Highlights....................................   93
Notes to Financial Statements...........................   95
Report of Independent Accountants.......................  106

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

TAXABLE FIXED INCOME FUNDS:
INVESTMENT GRADE
- FIXED INCOME FUND
- SHORT-TERM FIXED INCOME FUND

MARKET REVIEW

    Overall, the US fixed income markets were driven by a dramatic increase in interest rates during the twelve months ended October 31, 1999.
    Stabilization of global markets and continued strong economic performance in the US reduced concerns over international turmoil, leading to disappointing returns from US Treasuries over the first half of the Funds' fiscal year and increasing investor demand for the higher yields offered by other fixed income sectors. The corporate, mortgage and asset-backed sectors rallied, as yield spreads tightened substantially with the return of liquidity to the fixed income markets. The mortgage and corporate bond sectors, in particular, reacted favorably to three Federal Reserve Board easings.
    During the second half of the Funds' fiscal year, virtually all of the US fixed income sectors were impacted by higher interest rates, renewed inflation fears, and a reversal in Federal Reserve Board policy. To guard against the perceived risks of inflationary pressures brought on by an improving global economy, a still strong US economy, and an extremely tight labor market, the Federal Reserve Board raised the fed funds rate by 0.25% each on June 30 and August 24. US Treasury yields continued to move sharply higher. The corporate, mortgage, and asset-backed "spread sectors" were impacted to an even greater degree, underperforming US Treasuries for the six months ended October 31, 1999.

FIXED INCOME FUND

    The Morgan Grenfell Fixed Income Fund outperformed its benchmark index for the twelve months ended October 31, 1999. We stayed true to our guiding principle that regardless of the direction of interest rates, a focused bottom-up approach to determining fundamental value in individual issues provides superior risk-adjusted returns over the long term.
    During the first half of the fiscal year, the Fund benefited from its higher allocation to spread sectors. The high quality, short-duration nature of the asset-backed securities owned in the Fund made these bonds particularly strong performers. Mortgages benefited from slowing pre-payments and declining volatility, while corporates owed their strong performance to the dissipation of global angst and the consequent return of liquidity to the asset class. Taxable municipal securities provided the Fund with a liquid trading vehicle during the "global economic crisis" period, allowing us to capitalize on significant relative value opportunities.
    As the second half of the fiscal year began, prepayment fears increased, and so we gradually sold mortgages, as their relative value in comparison with other spread sectors diminished. We also sold taxable municipal bonds, as these securities were trading at historically tight levels relative to their corporate counterparts. The new issue corporates that were purchased at a concession to the overall market and have since tightened fairly dramatically, along with the taxable municipal bonds sold at rich levels to fund the purchases, were some of the Fund's top-performing individual bonds. We also found value in auto and equipment asset-backed bonds as well as REITs in the corporate sector.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Within the asset-backed sector we favored the longer-duration bonds wherein the new issue spread concession enticement was most pronounced.
                 ----------------------------------------------
                               FIXED INCOME FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------

               AVERAGE ANNUAL TOTAL RETURN -- 10/31/99
                                  Annualized   Annualized   Annualized
                       1 Year     3 Year       5 Year       Inception
                       Return     Return       Return       to Date*
Fixed Income Fund,
 Institutional Shares   0.86%       6.06%        7.75%        7.35%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MORGAN GRENFELL FIXED INCOME FUND,  LEHMAN AGGREGATE  LIPPER INTERMEDIATE INVESTMENT GRADE
                   INSTITUTIONAL SHARES            BOND INDEX               BOND FUND INDEX
9/18/1992*                            $250,000          $250,000                              $250,000
10/92                                 $249,493          $247,060                              $246,918
10/93                                 $292,725          $276,385                              $275,758
10/94                                 $285,160          $266,242                              $265,500
10/95                                 $326,709          $307,909                              $303,015
10/96                                 $347,218          $325,922                              $319,681
10/97                                 $379,354          $354,896                              $346,438
10/98                                 $410,647          $388,043                              $374,742
10/99                                 $414,178          $390,100                              $375,829

*COMMENCEMENT OF OPERATIONS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                 ----------------------------------------------

                       FIXED INCOME FUND, SERVICE SHARES
                 ----------------------------------------------

                   AVERAGE ANNUAL TOTAL RETURN -- 10/31/99
                                                              1      Annualized
                                                            Year     Inception
                                                            Return   to Date*
Fixed Income Fund, Service Shares                           0.65%      3.43%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         MORGAN GRENFELL FIXED INCOME FUND,  LEHMAN AGGREGATE  LIPPER INTERMEDIATE INVESTMENT
                   SERVICE SHARES               BOND INDEX            GRADE BOND INDEX
2/11/98                            $250,000          $250,000                        $250,000
10/98                              $263,627          $266,146                        $264,075
10/99                              $265,340          $267,556                        $264,841

*COMMENCEMENT OF OPERATIONS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

SHORT-TERM FIXED INCOME FUND

    The Morgan Grenfell Short-Term Fixed Income Fund purchases short-term investment grade securities, providing a high level of income with limited price volatility.
    The Short-Term Fixed Income Fund generated solid investment performance, closely tracking its benchmark, the Merrill Lynch 6-month Treasury Bill Index. The Fund was able to take advantage of significant dislocations in the spread sectors in what was a volatile market environment. This contributed positively to performance.
    More specifically, short-duration, high quality taxable municipal securities were one of the stronger performers through the tumultuous first half of the fiscal year. During the second half, these securities were sold opportunistically in favor of mortgages, corporates, and asset-backed securities, which underperformed, but whose fundamentals were

--------------------------------------------------------------------------------

sound. We thus believe the Fund is well positioned for when equilibrium among these sectors is restored.

                 ----------------------------------------------

                          SHORT-TERM FIXED INCOME FUND
                 ----------------------------------------------

                   AVERAGE ANNUAL TOTAL RETURN -- 10/31/99
                                                1      Annualized   Annualized
                                              Year     3 Year       Inception
                                              Return   Return       to Date*
Short-Term Fixed Income Fund                  4.49%      6.02%        6.05%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MORGAN GRENFELL SHORT-TERM  MERRILL LYNCH 6 MONTH  LIPPER SHORT TERM INVESTMENT
                FIXED INCOME FUND           T-BILL INDEX          GRADE DEBT FUNDS INDEX
3/13/1995*                    $250,000               $250,000                      $250,000
10/95                         $259,572               $259,881                      $265,948
10/96                         $275,425               $274,167                      $280,665
10/97                         $293,670               $289,574                      $299,122
10/98                         $314,108               $306,126                      $316,800
10/99                         $328,211               $320,024                      $327,223

*COMMENCEMENT OF OPERATIONS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    We believe supply/demand technicals will continue to drive the market as we approach the end of 1999, only in the opposite direction seen late in the Funds' fiscal year. The much anticipated deluge of supply for the end of the third calendar quarter never fully materialized, and Y2K looks to be a minimal event in the US credit sectors. Still, it is likely that end of year liquidity concerns and Y2K fears will drive benchmark US Treasury yields lower.
    Fundamentally, the fixed income markets remain sound. At the same time, a potentially more restrictive Federal Reserve Board, a recent downturn in bank loan performance measures, and an increasing number of equity market earnings landmines are reasons to remain alert. Thus while yield spreads may be volatile near term, we are generally positive in our intermediate-term outlook for the spread sectors and will look to take advantage of any technically-driven volatility as opportunities arise.

TAX-EXEMPT FIXED INCOME FUNDS
- MUNICIPAL BOND FUND
- SHORT-TERM MUNICIPAL BOND FUND

MARKET REVIEW

    Municipal bonds struggled along with other sectors of the fixed income market over the twelve-month period ended October 31, 1999. The strong US economy and rising energy prices caused investors to fear the possible effects of inflation. To guard against the perceived risks of these pressures, the Federal Reserve Board raised interest rates in both June and August 1999. Adding to volatility in the municipal bond market was the absence of large institutional players, such as insurance companies, as these traditional buyers found higher yields in the taxable corporate bond market.
    Still, municipal bonds were less volatile than other fixed income sectors primarily because of their domestic investor base. Since October 31, 1998, intermediate US Treasury bond yields rose over 1.50%, after reaching near record lows. During the same twelve month period, intermediate municipal bond yields rose approximately 0.90%.
    One year ago, we highlighted the relative attractiveness of municipal bonds to US Treasury bonds. We noted then that high global

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

demand for the superior credit quality of US Treasury bonds amidst an unsettled economic environment in Asia, Russia and Latin America spurred a rally in the US Treasury market. The municipal market did not participate in the strong rally due to a period of excess supply of new issues.
    That imbalance led us to increase the average maturity of our municipal bond portfolios to take advantage of the historically high ratio of municipal bond yields to US Treasury bond yields. We did not believe that we were incurring additional maturity or duration risk, because an eventual return to a normal tax-exempt/taxable yield relationship would not impact municipal bond prices even if US Treasury bond yields rose. Additionally, if the normal yield relationship was restored while US Treasury bond yields were stable, the portfolios would benefit from the catch-up in rising municipal bond prices.
    Over the course of the Funds' fiscal year, municipal bond yields in fact rose in lockstep with US Treasury yields. The sharp rise in municipal yields caused municipal bond prices to decrease. As a result, the relative value of municipal bonds compared to US Treasury bonds remained very attractive on a historic basis.

MUNICIPAL BOND FUND

    Since the inception of the Morgan Grenfell Municipal Bond Fund in
December 1991, we have sought to provide shareholders with a high level of federally tax-exempt income consistent with the preservation of capital, without investing exclusively in long-term bonds to obtain that high level of income.
    In pursuit of this goal, we focused on purchasing issues with intermediate maturities and early retirement features, such as sinking funds and prepayment bond calls. We continue to believe that these issues offer attractive investment opportunities.
    Also, to take advantage of the extreme undervaluation of municipal bonds relative to US Treasury bonds, we slightly extended the Fund's duration at the end of 1998. Since that time, we kept the duration relatively constant in order to allow the portfolio to benefit when the yield ratio returns to its historic relationship.

                 ----------------------------------------------

                              MUNICIPAL BOND FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------

                       AVERAGE ANNUAL TOTAL RETURN -- 10/31/99
                                                  Annualized   Annualized   Annualized
                                    1 Year        3 Year       5 Year       Inception
                                    Return        Return       Return       to Date*
Municipal Bond Fund,
 Institutional Shares                   -0.78%      4.36%        6.15%        7.16%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MORGAN GRENFELL MUNICIPAL BOND FUND  LEHMAN 5 YEAR   LIPPER INTERMEDIATE MUNICIPAL
                    INSTITUTIONAL SHARES            G.O. INDEX          DEBT FUNDS INDEX
12/31/1991*                             $250,000        $250,000                       $250,000
10/92                                   $271,878        $263,497                       $262,475
10/93                                   $311,837        $288,358                       $293,027
10/94                                   $311,394        $286,764                       $285,643
10/95                                   $345,433        $316,453                       $316,892
10/96                                   $369,321        $331,663                       $331,121
10/97                                   $396,960        $353,260                       $354,034
10/98                                   $423,082        $376,284                       $378,144
10/99                                   $419,782        $380,386                       $373,493

*COMMENCEMENT OF OPERATIONS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------

                 ----------------------------------------------

                              MUNICIPAL BOND FUND,
                                 SERVICE SHARES
                 ----------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN -- 10/31/99
                                                                                Annualized
                                                                1 Year          Inception
                                                                Return           to Date*
Municipal Bond Fund, Service Shares                                 -1.01%             2.89%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MORGAN GRENFELL MUNICIPAL BOND,  LEHMAN 5 YEAR  LIPPER INTERMEDIATE
                    SERVICE SHARES            G.O. INDEX      MUNICIPAL DEBT
                                                                FUND INDEX
7/30/1997*                          250,000        250,000              250,000
10/97                               253,038        252,454              251,875
10/98                               269,275        268,908              269,028
10/99                               266,555        271,839              265,719

*COMMENCEMENT OF OPERATIONS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

SHORT-TERM MUNICIPAL BOND FUND

    The Morgan Grenfell Short-Term Municipal Bond Fund is a diversified portfolio of federally tax-exempt municipal securities with a dollar weighted effective average maturity of no longer than three years. This very short duration is intended to provide investors with an attractive investment alternative to lower yield, tax-free money market funds. We seek to achieve relative stability of principal in the Fund by investing in bonds with short-term effective maturities and anticipated early redemptions.
    During the annual period, we continued to add value through individual selection of attractively priced bonds. The Fund particularly benefited from ongoing investments in bonds with sinking fund retirements and mortgage prepayment calls, which continue to offer attractive investment opportunities.

                 ----------------------------------------------

                        SHORT-TERM MUNICIPAL BOND FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------

                   AVERAGE ANNUAL TOTAL RETURN -- 10/31/99
                                                        Annualized   Annualized
                                              1 Year    3 Year       Inception
                                              Return    Return       to Date*
Short-Term Municipal Bond Fund,
 Institutional Shares                          1.33%      4.57%        5.16%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           MORGAN GRENFELL SHORT-TERM FUND  IBC ALL       LIPPER
                   MUNICIPAL BOND,          TAX-FREE    SHORT TERM
                    INSTITUTIONAL           AVERAGE   MUNICIPAL DEBT
                       SHARES                           FUND INDEX
3/6/1995*                          250,000  250,000          250,000
10/95                              259,104  254,888          258,943
10/96                              274,418  262,567          269,172
10/97                              293,491  270,601          281,823
10/98                              309,665  278,714          295,632
10/99                              313,784  286,100          302,343

*COMMENCEMENT OF OPERATIONS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                 ----------------------------------------------

                        SHORT-TERM MUNICIPAL BOND FUND,
                                 SERVICE SHARES
                 ----------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURN -- 10/31/99
                                                                 Annualized
                                                       1 Year    Inception
                                                       Return    to Date*
Short-Term Municipal Bond Fund, Service Shares          1.08%      3.06%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      MORGAN GRENFELL            IBC ALL TAX-FREE  LIPPER SHORT TERM MUNICIPAL
                        SHORT-TERM                   AVERAGE             DEBT FUND INDEX
            MUNICIPAL BOND FUND, SERVICE SHARES
12/3/1997*                             $250,000          $250,000                     $250,000
10/98                                  $260,329          $256,129                     $259,925
10/99                                  $263,141          $262,917                     $265,825

*COMMENCEMENT OF OPERATIONS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

MARKET OUTLOOK

    In our view, municipal bonds remain undervalued at current US Treasury bond yield levels. We believe the yield ratio between Treasury and municipal bonds should continue to trend downward until coming back into line with its historical relationship.
    The relative lack of supply, prompted by the inability of municipalities to refund due to rising interest rates, as well as the level of participation by large institutional players will likely drive municipal market conditions in the months ahead.
    We will continue to focus on the purchase of high-quality issues, such as government-backed bonds, as investors are seldom rewarded for purchasing lower-rated issues.

TAXABLE FIXED INCOME FUNDS:
HIGH YIELD
- HIGH YIELD BOND FUND

MARKET REVIEW

    After a very difficult year in 1998, high yield bonds outperformed US Treasuries and most other fixed income investment sectors for the fiscal year ended October 31, 1999. The CS First Boston High Yield Index posted a twelve month return of 5.54%, while the Lehman Aggregate Bond Index returned just 0.53% for the same time period. Still, the high yield market was impacted by rising interest rates, a deluge of supply, Y2K liquidity fears, and a default rate that continued to rise to a level of about 5.8%, the highest it had been since 1991.
    In the last few months of the fiscal year, demand for high yield bonds decreased, as investors questioned whether it was wise to be in this sector in a rising interest rate environment. Contrary to this thinking, however, and as evidenced by the last twelve months alone, the high yield sector actually outperformed as interest rates rose. Furthermore, over the last ten years, high yield debt tended to outperform during periods of rising interest rates, as the higher yields historically provide sufficient cushion to absorb some price declines. Plus, if interest rates are rising due to a strong economy, as is currently the case, then the benefits to high yield performance from a healthy economy often outweigh any negative effects of incrementally higher interest payments. It is important to note that, at Deutsche Asset Management, Inc., we do not forecast interest rates and that, on a duration basis, we generally keep the Fund's portfolio within a half year of our benchmark.

HIGH YIELD BOND FUND

    The Fund returned 16.54% for the twelve months ended October 31, 1999, significantly outperforming its benchmark return of 5.54%. This strong performance was primarily due to our issue specific credit analysis, especially during the very difficult market conditions of the third quarter of 1998. We believe when markets get weaker and investors move in the same direction, it is typically an opportune time to be a contrarian with a long-term perspective and to take advantage of cheaper prices that fundamental credit analysis suggests are unwarranted. At that time, we focused on companies with strong credit fundamentals that we believed would be survivors through a downturn and would do well when a recovery emerged.
    The Fund also benefited from our continuing belief in the theme of globalization, particularly in the telecommunications and media sectors, which were driven by brisk merger and acquisition activity. There were
6

--------------------------------------------------------------------------------

multiple "home runs" for the Fund in these sectors, including Global Crossing, Metronet, and Fox/Liberty.
    After the strong performance of the first five months of 1999, we became concerned about the technicals of the market. Accordingly, in June, prior to the weakness that developed in the third calendar quarter of 1999, we built a 4% cash position in the Fund and held approximately a 10% position in attractive short yield-to-call and yield-to-put paper. This strategy proved quite effective, as it provided cushion during those months when yield spreads widened. Yield spreads then widened to our targeted levels during September. Thus, we reinvested the Fund's cash position in the high yield market and diluted our percentage of yield-to-call and yield-to-put paper in favor of names we believed had either become oversold or that were previously unavailable for purchase at reasonable levels.
    We also made several strategic moves to position the Fund for the end of 1999 and the start of the year 2000. Having witnessed a widening between BB and B yield spreads, we increased the Fund's allocation to attractively priced, fundamentally strong single B names. We also slightly increased the Fund's European exposure, as we believe this region selectively offers some outstanding values. We increased the Fund's exposure to zero coupon bonds as well, as these securities became relatively more attractive toward the end of the fiscal year. Finally, we increased the Fund's allocation to companies in the mobile communications and energy sectors, as fundamentals continue to improve. On October 31, 1999, the Fund's duration stood at 4.8 years.

                 ----------------------------------------------

                             HIGH YIELD BOND FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURN -- 10/31/99
                                                                Annualized
                                                      1 Year    Inception
                                                      Return    to Date*
High Yield Bond Fund, Institutional Shares            16.54%      4.48%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               MORGAN GRENFELL     CSFB HIGH YIELD  LIPPER HIGH YIELD
            HIGH YIELD BOND FUND,       INDEX        BOND FUND INDEX
            INSTITUTIONAL SHARES
3/16/1998*               $250,000         $250,000           $250,000
10/98                    $230,394         $232,686           $228,587
10/99                    $268,501         $245,577           $245,456

*COMMENCEMENT OF OPERATIONS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                 ----------------------------------------------

                             HIGH YIELD BOND FUND,
                                 SERVICE SHARES
                 ----------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURN -- 10/31/99
                                                                Annualized
                                                      1 Year    Inception
                                                      Return    to Date*
High Yield Bond Fund, Service Shares                  16.07%     14.42%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               MORGAN GRENFELL      CSFB HIGH   LIPPER HIGH YIELD
            HIGH YIELD BOND FUND,  YIELD INDEX      BOND FUND
               SERVICE SHARES                         INDEX
9/15/1998*               $250,000     $250,000           $250,000
10/98                    $247,050     $245,025           $244,325
10/99                    $286,751     $258,599           $262,356

*COMMENCEMENT OF OPERATIONS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

MARKET OUTLOOK

    Looking ahead, while there may be continued volatility, we believe volatility between now and year end will be less in this asset class than in US Treasuries or stocks. In addition, there are several factors that lead us to believe that the high yield market continues to be attractive for investment. First, we believe yield spread levels have either hit or are very near to hitting the bottom for the remainder of 1999. Our one concern here is that U.S. Treasuries may have a technical rally into year end based on Y2K liquidity concerns and still shaky emerging markets without a corresponding rally in high yield bonds. However, even given this possibility, we do not expect any significant price weakness in the high yield bond market versus US Treasuries to result.
    Further, while rising defaults have spooked some investors from the asset class, Moody's models predict that defaults will peak in the latter half of next year at 6.1% and begin declining thereafter. This is significant because based on the projected default rate, yield spread levels still make the asset class look undervalued. In addition, high yield spreads are certainly wider than would be expected for such a healthy U.S. economy or relative to the high P/E ratios that exist in the stock market. Given this scenario, the high yield market as an asset class is that much more attractive for investment. Finally, high yield market technicals remain sound.
    We believe the Fund is well positioned in what we expect will be a rewarding high yield bond market over the near to mid-term. Most importantly, we continue to invest with a longer-term perspective in companies we believe to have either improving credit fundamentals or that are trading at undervalued levels. We continue to concentrate our intensive research on growth sectors such as communications and on companies we believe strong enough to weather any economic weakness that may develop.

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUNDS
- INTERNATIONAL SELECT EQUITY FUND
- EUROPEAN EQUITY GROWTH FUND
- INTERNATIONAL SMALL CAP EQUITY FUND
- EMERGING MARKETS EQUITY FUND

MARKET REVIEW

    At the start of the fiscal year in early November 1998, international equity investors were still reeling from the effects of the Russian devaluation, ongoing difficulties in Asia and Latin America, and the subsequent ripple effects into the more developed markets worldwide. Concerns at that time were centered around the possibility of a deflationary spiral prompted by a combination of faltering business and consumer confidence, higher interest rates, and turbulence in world markets. However, a series of more positive data helped underpin the view that, in the developed economies at least, the environment for both economic growth and interest rates was actually benign. Also, the specter of emerging market collapse, which led to broad market downturns in the fall of 1998, dissipated with appropriate intervention by the International Monetary Fund and individual nation's central banks.
    Equity markets rallied strongly, led by Japan where, after years of stagnation, early signs of stabilization in the economy began to emerge. Asian markets produced stunning returns, even though it was coming from previously low levels. European markets were more mixed, as uncertainties over the speed of the recovery persisted. For example, the UK was a reasonably solid performer for the fiscal year, but Germany remained weak.
    Emerging markets experienced great volatility, but also staged a broad recovery from the sharp losses of the previous year, outperforming most developed global markets for the twelve months ended October 31, 1999. More specifically, Latin American markets fared well, even though Brazil's currency devaluation in January, Ecuador's eurobond default in the last fiscal quarter, and constant US interest rate concerns did overhang the region. The region's strong performance was led by Mexico's gains, as export and domestic demand improved, oil prices and the peso firmed, and free elections bolstered investor demand south of the border. Emerging Europe rebounded soundly off lows, led by Russia and Greece.

INTERNATIONAL SELECT EQUITY FUND
(FORMERLY THE INTERNATIONAL EQUITY FUND)

    During the twelve months ended October 31, 1999, the MSCI EAFE Index returned 23.37% in US dollar terms. The International Select Equity Fund produced a return of 59.39% for the same period. Clearly, our strategy of focusing on a relatively small number of highly researched securities from markets across the globe was highly effective. The Fund's outperformance was primarily due to individual stock selection.
    The investment philosophy behind the management of the Fund is relatively simple:
-- an entirely bottom-up approach, with no active allocation between countries and regions
-- emphasis on the long term
-- focus on growth companies with high and sustainable return on capital, and -- careful attention to a range of valuation measures with the aim of determining the intrinsic value of companies that are potential portfolio candidates.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

    It is worth reminding our shareholders that, while the portfolio is constructed by a dedicated team of five managers, research is carried out by some 240 investment professionals worldwide from the Deutsche Asset Management Group.
    During the fiscal year, we increased the Fund's allocation to certain growth sectors, such as telecommunications and technology. Specifically, we perceived there to be exceptional value amongst certain new entrants in the telecommunications sector, including Colt Telecom in the UK, Equant in France, and NTT Mobile in Japan. We also took the view that the potential for revenue and earnings growth was not being fully reflected in the prices of Vodafone Airtouch (UK), Nokia (Finland), Telecom Italia (Italy), Telefonica (Spain), and Sonera (Finland). We believed the prospects for ARM Holdings of the UK to be less than fully encompassed in its share price, and we bought a position in early May 1999. The company's shares rose 163% from that date to the end of October 1999.
    In technology, we are very positive on the outlook for the Internet-related sector as a whole, but we also believe a selective approach is crucial. Therefore, we focused the Fund's exposure on companies with a strong potential franchise and a convincing business model. We bought ConSors Discount Broker AG in its April IPO. This company is a market leader in on-line trading in Germany. We added to holdings in GEC, where the growth implications of the company's transformation into an Internet infrastructure supplier do not appear to have been fully recognized by the market. We also bought a position in Softbank, the Internet services company, based on its dominant franchise in the strongly growing Japanese market. Elsewhere in the technology sector, we maintained positions in certain semiconductor and information technology companies, such as France's ST Microelectronics, the Netherlands' Philips Electronics, France's Cap Gemini, Japan's Secom, and the UK's Logica.
    In the cable services industry, we focused on European companies with the purchases of UPC of the Netherlands and Telewest of the UK. In more traditional industries, we found a wide range of opportunities to add value. For example, in the financial sector, we were able to capture the recovery in Japan and the consolidation in European markets through the Fund's holdings in Dexia and BNP/ Paribas of France, UBS of Switzerland, and Credit Saison and Sumitomo Bank of Japan. In consumer goods, the Fund's positions in Gucci and Richemont performed well.
    The Fund's positioning remains entirely determined by our views on specific companies. We continue to find no shortage of attractive investment opportunities in all markets. Value creation seems to be most prevalent in the growth areas of telecommunications, technology, business services and retail/leisure. However, following a period of exceptionally strong performance from the first two sectors in particular, valuations are now demanding in many cases. Our strict price target methodology will likely result in the sale of a number of top-performing holdings. At the margin, we also find value in more economically sensitive areas, such as airlines and steel. In terms of regional allocation, we remain underweight in Japan and overweight in Europe.

--------------------------------------------------------------------------------

                 ----------------------------------------------

                        INTERNATIONAL SELECT EQUITY FUND
                 ----------------------------------------------

                   AVERAGE ANNUAL TOTAL RETURN -- 10/31/99
                                                        Annualized   Annualized
                                              1 Year    3 Year       Inception
                                              Return    Return       to Date*
International Select Equity Fund              59.39%     21.75%       19.64%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    MORGAN GRENFELL           MSCI EAFE  LIPPER INTERNATIONAL
            INTERNATIONAL SELECT EQUITY FUND              EQUITY FUNDS INDEX
5/15/1995*                          $250,000   $250,000              $250,000
10/95                               $273,750   $249,047              $259,591
10/96                               $308,514   $275,944              $292,378
10/97                               $320,187   $289,520              $331,469
10/98                               $349,887   $318,328              $346,882
10/99                               $556,740   $392,721              $426,838

*COMMENCEMENT OF OPERATIONS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EUROPEAN EQUITY GROWTH FUND

    The European Equity Growth Fund produced a return of 21.18% for the twelve months ended October 31, 1999, significantly outperforming the 12.52% return of the MSCI Europe Index.
    During the twelve months under review, the most significant macroeconomic events affecting the European equity markets were the:

-- major upward revision in European economic expectations as the global economy overall began to recover
-- historically unprecedented level of corporate activity in 1999, both in terms of merger & acquisition (M&A) and restructuring, and -- launch of the new euro currency.
    The upward revision in regional economic expectations was prompted in large part by the perception that lower interest rates in the last quarter of 1998, combined with indications that the worst of the Asian crisis was over, would be sufficient to restore business and consumer confidence in 1999. To capitalize on this perception, the Fund purchased a number of positions in "deep cyclical" securities. These included Usinor, Billiton, and British Steel, which we believed were trading at unjustifiably low valuations, even if economic conditions did not improve as much as they in fact did. We subsequently sold each of these positions when we believed ratings had risen to fairer levels.
    Based on a similar strategy, we overweighted oil stocks in the middle part of 1999. Historically, the Fund held an underweight position in this sector due to the checkered track record these companies had for value creation. However, we believed that BP-Amoco and the French majors, such as Elf Aquitaine and Total Fina, were overly cheap and that the sector was discounting an unfeasibly low long-term oil price. Thus we added to the Fund's positions in these companies; the Total Fina-Elf Aquitaine merger proved an added boon for the portfolio. Late in the fiscal year, we slightly reduced the Fund's weighting in this sector on grounds of valuation analysis.
    The Fund was also able to benefit from many of the M&A and other major corporate deals, which included Olivetti/Telecom Italia, Vodafone/Airtouch, Total Fina/Elf Aquitaine, BNP/Paribas, British Steel/Hoogovens, and Reckitt/Benckiser. Often, the Fund's investment in at least one of the securities in each deal reflected our identification of an undervalued situation subsequently identified by an external acquirer as well. With corporate liquidity high and a "quest for scale" ongoing, we expect M&A activity to continue, both within the region and across its borders. We recognize and carefully monitor the execution risk inherent in these corporate marriages.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

    As for the launch of the euro in January 1999, this major macroeconomic event prompted widespread portfolio realignment by Eurozone-based investors. The emergence of indices and retail funds targeted at this area has had some bearing on Fund performance, with major Eurozone index constituents performing particularly well in the early part of 1999.
    In making sector allocation determinations for the Fund, one abiding theme of the past year was the robust performance of telecommunications and technology stocks. The Fund retained its historical overweight bias in both of these sectors. Strong performance among telecommunications stocks primarily reflected growing optimism about volumes in the 'broadband era,' higher than expected mobile telephony subscription and utilization, and M&A activity initiated by the groundbreaking hostile bid for Telecom Italia, in which the Fund had a substantial holding, from the Olivetti Group. We sought exposure to the broadband revolution largely through holdings in the UK, where significant positions in Colt and CWC were held for most of the period under review. At the time of writing, the approach from Vodafone to acquire Mannesman highlights, in our view, the ongoing potential in the sector.
    Among technology stocks, the Fund's principal holdings are ARM, GEC, Nokia, Cap Gemini, and Philips. We remain committed to the technology sector based on its long-term growth prospects, and we continue to focus on companies that we believe are effective competitors with the 'best of breed' found elsewhere in the world but with the added merit of generally lower valuations.
    Financials are the largest sector in the Fund's benchmark; however, we pursued an underweight stance for most of the period. Such a position reflects our view that these stocks were generally fully valued, especially given their sensitivity to interest rates, which trended higher over most of the period. The Fund's holdings were concentrated on a limited number of high growth stocks in this sector, including Skandia and Bipop-Carire. We perceived both of these companies as effectively using new media and aggressive marketing skills to attack the emerging pool of more sophisticated savers at the expense of the traditional European incumbents, I.E. the large banking and insurance groups. Toward the end of the fiscal period, we added to the Fund's financial sector weighting.
    Looking forward, we maintain our 'growth at a reasonable price' strategy, with holdings concentrated in those companies we believe embody the best management strategy, market position and pricing power in those sectors most likely to offer real growth opportunities in the future. We believe that a disproportionate number of such companies are likely to continue to be found in the technology, telecommunications, and business services sectors as we move into the year 2000.

                 ----------------------------------------------

                          EUROPEAN EQUITY GROWTH FUND
                 ----------------------------------------------

                   AVERAGE ANNUAL TOTAL RETURN -- 10/31/99
                                                       Annualized   Annualized
                                             1 Year    3 Year       Inception
                                             Return    Return       to Date*
European Equity Growth Fund                  21.18%     19.63%       20.76%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           MORGAN GRENFELL EUROPEAN EQUITY GROWTH FUND  MSCI EUROPEAN INDEX  LIPPER EUROPEAN REGION FUNDS INDEX
9/3/1992*                                      250,000              250,000                             250,000
10/96                                          265,000              255,875                             259,998
10/97                                          324,559              323,426                             319,407
10/98                                          374,418              399,172                             368,372
10/99                                          453,720              450,466                             430,185

*COMMENCEMENT OF OPERATIONS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP EQUITY FUND

    We continued to focus our investment strategy on high quality, growth companies with visible earnings streams and above average return on capital. Through a disciplined investment process with a clear control of risk, we believe we have constructed a portfolio of the best small businesses outside North America as we seek to deliver excellent performance over the long term. In fact, the International Small Cap Equity Fund outperformed its benchmark for the twelve months ended October 31, 1999 with a return of 38.49%, as compared to just 18.75% for the BT Alex.Brown Euro Pacific Small Cap Index.
    European small capitalization equities outperformed large caps for the twelve month period. As in the US, large companies were overvalued relative to their smaller brethren. Furthermore, Europe's low interest rates in effect for some time began to affect the returns on capital employed by large companies because of lower hurdle rates for investments. Small cap companies' growth continued to be driven by innovation, product leadership, and pricing power in contrast to large cap companies as a category, which were still using restructuring as the main driver of their growth. The Fund continued to be overweight in the technology sector, including many newly quoted European small companies with strong fundamentals and strong technology platforms.
    Within the UK, small cap stocks also outperformed large cap stocks for the fiscal year, with absolute returns attractive in the context of low inflation and GDP growth broadly in line with historic trends at slightly below 2%. Still, volatility was high. UK small caps underperformed during the first fiscal quarter, due primarily to concerns over Far Eastern macroeconomics and, consequently, downgraded domestic economic growth expectations. In the following two quarters, these macroeconomic worries eased as central banks reduced interest rates. Small cap stocks, in turn, strongly outperformed. The fourth fiscal quarter rally in telecommunication and information technology stocks, heavily weighted in large caps, produced sharp relative underperformance from small caps.
    In Japan, small cap equities also performed well. For much of the fiscal year, most Japanese small cap stocks were attractively valued on a relative basis, as investors remained concerned with the country's economic state and financial system. As these concerns dissipated on announcements of corporate restructuring and economic recovery, unprecedented foreign buying helped to push the market higher. Technology and telecommunications stocks performed especially well, no exception to the global trend in these sectors. In addition, demand for personal computers, software and Internet services continued to rise at a torrid pace despite weakness in most segments of the Japanese economy. A number of specialty retailers also showed strong growth, seeming to gain customers over conventional department and general merchandise stores. The Fund added value to the portfolio by focusing on stocks in the technology, telecommunications, and retail sectors. We particularly concentrated on high quality, high growth companies with strong management, impressive business models, and differentiated strategies from their competition.
    Small cap stocks in Asia ex-Japan were led by exceptional performance in Indonesia, Thailand, and Singapore. Triggers to the rally included a stronger than expected economic rebound in the region; sustained strengthening of regional currencies, especially in Indonesia;

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

and lower interest rates globally and in Asia particularly, where rates dropped to pre-crisis levels. In the Fund, we focused on high quality companies that we believe will benefit from the secular outsourcing trends, companies that enjoy niches in their products/ services, and mass consumer companies that should benefit both from the cyclical economic recovery and from the demographic patterns particular to the region.
    Our outlook for European small capitalization equities remains positive. With low and stable interest rates in Europe, we believe that these nations' domestic economies should continue to grow in the year 2000. There are also indications that the US economy remains strong, which bodes well for the European small cap sector as well.
    We also are positive on the Asia ex-Japan small cap market looking ahead. There have been continual upgrades to GDP forecasts over recent months. In addition, corporations continue to re-structure and focus on improving their returns on equity and increasing their financial transparency with a view to a re-rating of their valuations.
    We are a bit concerned about the Japanese small cap market, which is exhibiting the traits of a speculative bubble. It is becoming increasingly clear that investors are bidding up high-flying issues with virtually no regard to valuation. Thus, while we believe there may be short-lived corrections in Japan based on these too-rich valuations, continued supply of attractive small cap Japanese companies bodes well for the equity sector over the longer term.

                 ----------------------------------------------

                      INTERNATIONAL SMALL CAP EQUITY FUND
                 ----------------------------------------------

                   AVERAGE ANNUAL TOTAL RETURN -- 10/31/99
                                          Annualized   Annualized   Annualized
                                1 Year    3 Year       5 Year       Inception
                                Return    Return       Return       to Date*
International Small Cap
 Equity Fund                    38.49%      8.10%        4.65%        4.59%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1/3/1994*                       $250,000                     $250,000          $250,000
10/94                           $258,750                     $301,559          $287,571
10/95                           $241,499                     $276,751          $273,475
10/96                           $257,029                     $306,830          $307,723
10/97                           $230,310                     $273,811          $293,663
10/98                           $234,478                     $269,857          $296,962
10/99                           $324,729                     $320,455          $350,522

*COMMENCEMENT OF OPERATIONS

THE FUND HAS CHANGED ITS BENCHMARK FROM THE BT ALEX BROWN EURO PACIFIC SMALL CAP FUND INDEX TO THE SALOMON EXTENDED MARKET INDEX. THIS INDEX MORE CLOSELY REFLECTS THE MARKET SECTORS IN WHICH THE FUND INVESTS. THIS INDEX IS RECOGNIZED AS THE LEADING INTERNATIONAL SMALL CAP INDEX IN THE UNITED STATES.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EMERGING MARKETS EQUITY FUND

    Overall, emerging equity markets experienced great volatility but also staged a broad recovery from the sharp losses of the previous year, outperforming most developed global markets. The emerging markets reacted positively to a more favorable interest rate environment, led by easier US monetary policy, and evidence that economic conditions had bottomed, particularly in Asia. During the second half, emerging markets registered double-digit returns as global commodity prices troughed and Asia's economic recovery proved to be stronger than expected. In the final quarter of the year ended October 31, 1999, the emerging markets lost some ground, as concerns over rising US interest rates, tighter US monetary policy, and Y2K preparedness led to a return of risk aversion. Still, for the fiscal year, the MSCI Emerging Markets Free Index delivered a

--------------------------------------------------------------------------------

strong 44.6% return in US dollar terms. The strongest performance over the annual period was seen in Europe and Asia.
    European markets experienced a sharp turnaround following the Russian currency crisis and debt default of 1998. In fact, the Russian equity market itself returned over 100% for the period, although it remains more than 60% below peak levels and among Emerging Europe's most illiquid markets. In the absence of structural reform to its economy, we remain cautious here. The equity market of Greece, too, returned over 100% for the period in the aftermath of 1998's announcement that the nation would join the EMU in 2001. Strong market performance in Greece, previously reflecting its strong economy and falling cost of capital, was driven during this period instead by a wave of retail zeal that took valuations to stratospheric levels. Turkey also performed strongly. The negative effects of the August earthquake were more than compensated for by the new government's commitment to structural reform and inflation reduction.
    In Asia, currency stabilization at the end of 1998 following the currency crises of 1997 enabled a sharp fall in interest rates. In turn, benefiting from current account surpluses, a number of the crisis hit economies of 1997 saw a notable recovery. During the first half of the fiscal year, equity investors focused on such positives as Japan's reflation efforts and restructuring initiatives and signs that economic activity was stabilizing, particularly in South Korea, Thailand, the Philippines, and Singapore, thus enhancing growth prospects for these markets. India, Indonesia, Singapore and South Korea were the top regional performers for the second half of the fiscal year. We remain positive on this region as a whole, for we believe that many of the mistakes that led to the 1997 crisis are unlikely to be repeated.
    Latin America also performed well. One of the key factors in this region during the annual period was the long-awaited abandonment of Brazil's real/dollar currency link. Unlike previous emerging market devaluations, the market reaction this time was positive, based largely on a range of government measures designed to stabilize the economy rapidly and to bring interest rates down. The Mexican economy continued to benefit from its strong link with the booming US economy as well as from its own strong domestic growth. Despite concerns over the viability of the Argentine peso peg to the US dollar, the Argentinean equity market continued to show strong performance as well, especially as oil prices rose in the spring of 1999.
    South Africa showed steady performance. We have recently become more positive on this market as a result of falling interest rates there and a rebound in key commodity prices.

                 ----------------------------------------------

                          EMERGING MARKETS EQUITY FUND
                 ----------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN -- 10/31/99
                                           Annualized        Annualized        Annualized
                             1 Year          3 Year            5 Year          Inception
                             Return          Return            Return           to Date*
Emerging Markets Equity
 Fund                         39.02%            -5.66%            -6.10%             -3.75%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           MORGAN GRENFELL EMERGING MARKETS  MORGAN STANLEY CAPITAL INTERNATIONAL  LIPPER EMERGING MARKETS
                     EQUITY FUND                 EMERGING MARKETS FREE INDEX         EQUITY FUNDS INDEX
2/1/1994*                          $250,000                              $250,000                 $250,000
10/94                              $275,000                              $256,874                 $241,165
10/95                              $217,263                              $206,963                 $196,863
10/96                              $239,040                              $220,375                 $215,860
10/97                              $214,395                              $201,687                 $207,528
10/98                              $144,367                              $139,184                 $138,691
10/99                              $200,700                              $201,302                 $189,188

*COMMENCEMENT OF OPERATIONS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    We believe that low inflation and global economic growth will spur the world's equity markets higher in the coming year, especially in Europe. Europe appears to offer an edge in that growth is accelerating while valuations

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

remain attractive. The fruits of economic and monetary union are becoming increasingly evident.
    We believe that although the Japanese economy shows some signs of bottoming, it remains quite fragile and prone to recessionary pressures. The strong yen, dependence on deficit spending, and consumer nervousness contribute to a cautionary posture. Still, there are very good stocks to be found in Japan, especially global companies with competitive cost bases, domestic companies shielded from a weak economy, and technology-related shares benefiting from spending shifts toward information technology, personal computing, and the Internet.
    Provided global growth remains robust, we remain positive on the outlook for the emerging equity markets. Many lessons have been learnt from previous years and valuations remain at attractive levels. We believe that interest rates in Asia have bottomed, and so equity returns in that region going forward will likely be more muted but still healthy, driven by strong earnings performance and restructuring. We are particularly optimistic on Taiwan, India, and, once the Daewoo crisis is sorted out, South Korea. In our view, Latin America has greater return potential next year if risk premiums and emerging market bond spreads can narrow. We expect this is likely to happen once the US bond market stabilizes. Brazilian equities remain very inexpensive on numerous parameters, but the nation has to make further progress on tackling the fiscal front.
    We believe Emerging Europe should benefit from the burgeoning recovery of the European Union economies, particularly Hungary. Poland, in our opinion, has been oversold on current account fears. While the overall Greek market is overvalued, we are happy with our reasonably priced holdings. While mindful of the liquidity risks as we approach the millennium, we believe the emerging markets will continue to provide strong positive returns in the year 2000.
    A word of caution must be expressed relative to mounting pressure for a correction in the US large cap equity market, which is challenging historical valuation parameters. Corrections of 20% or more have historically helped to consolidate and prepare US stocks for higher long-term moves. However, the absence of such an occurrence for the greater part of this decade, especially after a long string of double-digit annual gains, suggests that a much larger pullback may be in store. Short term, the reverberations of such an event would be felt in foreign markets, although in most cases, valuation support abroad provides encouragement for a quick rebound.

INTERNATIONAL FIXED INCOME FUNDS
- GLOBAL FIXED INCOME FUND
- CORE GLOBAL FIXED INCOME FUND
- INTERNATIONAL FIXED INCOME FUND
- EMERGING MARKETS DEBT FUND

MARKET REVIEW

    Global bond markets, including that of the US, posted disappointing returns for the twelve months ended October 31, 1999, as a pick-up in global economic growth together with rising commodity prices prompted fears of interest rate increases in the US, continental Europe, and the UK.
    In the US, economic growth continued to be stronger than general expectations, and inflation remained remarkably benign. However, the Federal Reserve Board chose to focus on strong retail sales and an extremely tight labor market as potential catalysts for future inflation. Through June 1999, market expectations of imminent Fed tightening, consumer optimism, signs of global growth, and above-trend US growth combined to push fixed income yields significantly higher. The Federal Reserve Board finally raised interest rates a

--------------------------------------------------------------------------------

total of 0.50% in subsequent moves on June 30 and August 24, reversing two-thirds of the rate cuts it had enacted during the third calendar quarter of 1998. During the months after that, the US bond market generally traded within a range, with focus firmly placed on inflation data.
    In Australia, the economy remained buoyant and thus served as the catalyst for the underperformance of its bond market relative to the US. The Canadian bond market outperformed the US early in the fiscal year, but as growth differentials narrowed in the second half of 1999, some of the gains were reversed.
    The European bond markets performed well into the end of 1998. However, as signs of economic recovery became evident in the first half of 1999, supported by a rise in manufacturing activity, expectations of interest rate hikes began to increase there as well. Bond yields spiked. Performance among non euro-based countries varied. For example, Sweden underperformed, as economic growth levels rose notably. Denmark and Greece outperformed, as the EMU anchor dragged yield spreads lower. The UK market performed well, too, as domestic investor demand rose.
    The Japanese bond market performed quite poorly into the end of 1998, with supply/demand dynamics leading to the rise in yields. As signs of economic recovery began to show, its bond market began to gain back some ground. Towards the end of the fiscal period, Japanese bond yields traded in a range, as the market awaited announcements of further fiscal stimulus for the year 2000.
    Emerging market debt sold off early in 1999, due primarily to the devaluation of the Brazilian real. Investor confidence was crushed; it seemed the largest emerging economy was unable in the first calendar quarter to raise its financing requirements. However, as confidence was rebuilt and rates in Brazil were reduced, the asset class benefited as a whole and losses were reversed. The rally late in the fiscal period was driven primarily by an optimistic outlook based on rising commodity prices and global growth.
    The South African bond market provided strong returns in 1999 year-to-date, boosted by interest rate reductions and falling inflation in that nation. The newly elected President and Reserve Bank governor of South Africa were also well accepted by the financial markets.
    For most of 1999, the US dollar appreciated against the newly created Euro, although recent signs of economic recovery in Europe seem to have stopped the relentless decline of the Euro. The Japanese yen traded in a range in the first half of 1999. However, toward the end of the fiscal period, expectations of economic recovery pushed the Japanese currency to its highest level in three years. Commodity currencies, such as the Australian and Canadian dollars, were supported by the improved global growth outlook.

GLOBAL FIXED INCOME FUND AND
CORE GLOBAL FIXED INCOME FUND

    From a longer-than-benchmark duration at the end of 1998, we steadily moved to a shorter-than-benchmark duration in both Funds.
    In the US market, we shifted to an underweight position both through shortening of duration and through the sale of US bonds in favor of European bonds. This strategy initially benefited the Funds' performance, as the US bond market underperformed. However, when European fixed income markets also came under pressure, the Funds were challenged.
    Within Europe, we continued to favor the bond markets of the peripheral countries, such as Sweden, Greece and Denmark, over those markets with euro currency exposure for most of the fiscal period. In the last month or so of the period, though, we took some profits on Swedish holdings and moved back into euro bonds.
    We increased exposure to the Japanese bond market early in 1999, bringing the

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Funds' position to a neutral weighting. Thereafter, we held an underweight position, which detracted from performance as the market began to gain back some ground.
    In terms of currency, we maintained broadly neutral positions on blocs throughout most of the fiscal year. In Europe, exposure to the peripheral currencies, such as the Swedish and Danish krona, added value. Within the dollar bloc, we continued to prefer the Canadian dollar. Toward the end of the period, we took an overweight euro position with the Funds.
    The Global Fixed Income Fund benefited throughout the period from an increased allocation to emerging market debt. A new position of 4% of Fund assets in the South African fixed income market also added significant value.

                 ----------------------------------------------

                            GLOBAL FIXED INCOME FUND
                 ----------------------------------------------

                       AVERAGE ANNUAL TOTAL RETURN -- 10/31/99
                                                  Annualized   Annualized   Annualized
                                    1 Year        3 Year       5 Year       Inception
                                    Return        Return       Return       to Date*
Global Fixed
 Income Fund                            -3.91%      3.17%        5.92%        4.79%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1/4/1994*      MORGAN GRENFELL           SALOMON WORLD      LIPPER GLOBAL INCOME FUNDS INDEX
           GLOBAL FIXED INCOME FUND  GOVERNMENT BOND INDEX              250,000
                   250,000                  250,000
10/94                       244,296                256,648                           233,391
10/95                       278,215                295,659                           260,021
10/96                       296,573                311,506                           290,599
10/97                       306,474                319,636                           306,640
10/98                       338,895                359,751                           320,316
10/99                       325,644                350,901                           318,298

*COMMENCEMENT OF OPERATIONS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                 ----------------------------------------------

                         CORE GLOBAL FIXED INCOME FUND
                 ----------------------------------------------

              AVERAGE ANNUAL TOTAL RETURN -- 10/31/99
                                                          Annualized
                                             1 Year       Inception
                                             Return       to Date*
Core Global Fixed Income Fund                    -3.93%     3.58%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

5/4/1998*  MORGAN GRENFELL CORE GLOBAL FIXED INCOME FUND  SALOMON WORLD GOVERNMENT BOND INDEX
                              250,000                                   250,000
10/98                                            273,383                              279,248
10/99                                            262,639                              272,378

*COMMENCEMENT OF OPERATIONS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------

INTERNATIONAL FIXED INCOME FUND
    From a longer-than-benchmark duration at the end of 1998, we steadily moved to a shorter-than-benchmark duration in the Fund.
    We maintained our preference for the European bond markets, overweighting Fund positions in Sweden, Denmark, and Greece. Each of these markets performed well, adding significant value to the Fund. We also maintained our disfavor of the dollar bloc markets, and so we established underweighted positions in both Canada and Australia in 1999.
    We increased the Fund's weighting in the Japanese bond market early in 1999, bringing it to a neutral position. Thereafter, we held an underweight position, which detracted from performance when Japanese bonds rallied rather strongly toward the end of the fiscal period.
    In terms of currency, we maintained neutral positions across the major currency blocs throughout most of the fiscal year. Within Europe, we preferred exposure to the Danish krona and the Greek drachma, both of which added value. Toward the end of the period, we sold the Fund's Swedish krona exposure in favor of an overweight euro position as we sought to lock in value.

                 ----------------------------------------------

                        INTERNATIONAL FIXED INCOME FUND
                 ----------------------------------------------

                        AVERAGE ANNUAL TOTAL RETURN 10/31/99
                                                  Annualized   Annualized   Annualized
                                    1 Year        3 Year       5 Year       Inception
                                    Return        Return       Return       to Date*
International Fixed Income
 Fund                                   -3.53%      2.85%        5.91%        5.12%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


3/15/1994*                             $250,000                  $250,000                     $250,000
10/94                                  $246,773                  $265,125                     $248,525
10/95                                  $282,953                  $305,397                     $283,592
10/96                                  $302,259                  $322,042                     $313,908
10/97                                  $304,723                  $321,043                     $326,841
10/98                                  $341,213                  $362,137                     $361,584
10/99                                  $328,861                  $351,418                     $353,557

*COMMENCEMENT OF OPERATIONS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EMERGING MARKETS DEBT FUND

    We maintained an underweight position in Latin America in late 1998 and early 1999. There were several fundamental problems, including very high levels and very short maturity of government debt and a rising fiscal deficit, that finally led up to the devaluation of the Brazilian real in January 1999. Following the devaluation, we gradually moved to a more neutral exposure when the Brazilian Central Bank appointed ex-Wall Street Fund manager Arminio Fraga as its new governor. Fraga was able to contain fears of bankruptcies, hyperinflation, and debt defaults, and he injected confidence back into the market. This enabled the Brazilian real to stabilize and put downward pressures on interest rates.
    In the middle of the fiscal year, we increased the portfolio's holdings in Russian

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

bonds from a neutral to an overweight position, which added significant value to Fund performance. The Fund's overweight position in the Bulgarian bond market, held virtually throughout the period, was also a positive for the Fund. We maintained an overweight position in exotics throughout the fiscal year as well, investing in improving credits such as Jordan, Morocco and the Ivory Coast.

                 ----------------------------------------------

                          EMERGING MARKETS DEBT FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURN -- 10/31/99
                                    Annualized     Annualized   Annualized
                       1 Year         3 Year       5 Year       Inception
                       Return         Return       Return       to Date*
Emerging Markets Debt
 Fund, Institu-
 tional Shares          17.86%           -2.76%      5.94%        6.04%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           MORGAN GRENFELL EMERGING MARKETS DEBT FUND  JP MORGAN EMERGING MARKETS  LIPPER EMERGING MARKETS
                      INSTITUTIONAL SHARES                  BOND INDEX PLUS             DEBT AVERAGE
8/4/1994*                                    $250,000                    $250,000                 $250,000
10/94                                        $249,510                    $245,310                 $250,647
10/95                                        $261,616                    $264,961                 $258,341
10/96                                        $362,126                    $386,821                 $364,546
10/97                                        $405,672                    $428,675                 $417,951
10/98                                        $283,513                    $385,357                 $339,000
10/99                                        $333,014                    $462,351                 $410,597

 *COMMENCEMENT OF OPERATIONS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                 ----------------------------------------------

                          EMERGING MARKETS DEBT FUND,
                                 SERVICE SHARES
                 ----------------------------------------------

           AVERAGE ANNUAL TOTAL RETURN -- 10/31/99
                                                Annualized
                                     1 Year      Inception
                                     Return      to Date*
Emerging Markets Debt Fund, Service
 Shares                               17.40%          -15.10%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  MORGAN GRENFELL EMERGING MARKETS  JP MORGAN EMERGING MARKET  LIPPER EMERGING MARKETS DEBT AVERAGE
                     DEBT FUND, SERVICE SHARES           BOND INDEX PLUS
     10/22/1997*                          $250,000                   $250,000                              $250,000
           10/97                          $216,800                   $218,769                              $226,000
           10/98                          $151,512                   $196,662                              $183,309
           10/99                          $177,572                   $235,955                              $222,023

*COMMENCEMENT OF OPERATIONS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    As the strong global growth dynamic seems to remain intact, the key focus for global bond markets going forward will, in our opinion, be the prospect of higher interest rates. Such a prospect will likely keep upward pressure on fixed income yields for the near term. However, the supportive inflationary backdrop should paint a more positive picture for global bond markets in the longer term.
    In the US, we expect the Federal Reserve Board to raise interest rates before the end of 1999. However, we believe that as the higher rates begin to impact economic growth and attention returns to the low inflationary scenario, fixed income yields should stabilize. As these rate hike expectations dominate the outlook for both Australia and Canada, we see little scope for these markets to outperform the US.

--------------------------------------------------------------------------------

    We believe the recent 0.50% increase in interest rates by the European Central Bank and its own supportive inflationary environment should help European fixed income yields to recover from current levels. We continue to favor peripheral European markets, such as Denmark and Greece, as the improved economic outlook in Europe intensifies the focus on the second phase of EMU entrants. In the UK, consumption and the housing market prompted its central bank to raise interest rates recently, however, its bond market should be supported by its supply/demand dynamic.
    In Japan, our expectation is that growth will remain at low levels and that the Bank of Japan will maintain its zero-rate policy. In turn, bond yields should be confined to broadly low levels. However, as the next fiscal package grows increasingly imminent and market focus turns to high debt and deficit levels, we expect yields to drift higher.
    We remain optimistic on the South African bond market, as we believe inflation there will likely continue its downward trend, aided by the implementation of a formal inflation target in the first quarter of the year 2000.
    Emerging markets should continue to perform well, as investors continue their search for yield into next year. The supportive technical position, anticipation of global growth, and resumption of capital flows should combine to overshadow recent concerns centering around Ecuador's eurobond default.
    We expect the US dollar to continue its weakening trend, as growth differentials with Europe close, and the financing problems of the US current account deficit remain a source of concern. We expect the Japanese yen to gain further ground against the US dollar, as the Japanese economy continues to recover. As commodity prices look healthier and global industrial production picks up, we expect the Australian and Canadian dollars to benefit.

SMALL CAPITALIZATION EQUITY FUNDS
- SMALLER COMPANIES FUND

MARKET REVIEW

    Throughout much of the fiscal year, smaller capitalization stocks, i.e. stocks with market values among the smallest 20% of all publicly traded firms, as well as the broader equity markets were dominated by investor concerns over inflationary pressures, the direction of interest rates, corporate earnings reports, global economic growth, Y2K preparedness, and more. These fears kept investor preference toward more liquid, large-capitalization stocks--especially during the first half of the annual period.
    In April and May 1999, there was a sharp shift in investor preference from larger, growth and technology-oriented names to smaller, value and more economically cyclical stocks, following economic data that the worst of the Asian financial crisis was apparently over. This broadening of the stock market included strong performance by smaller companies.
    During the third calendar quarter of 1999, economic data pointed to a still robust US economy, an above expectations uptick in the rate of wage growth, and strong global economic growth in Europe, Asia, and Japan. Financial markets grew concerned that synchronized global growth would lead to inflation. To guard against the perceived risks of inflationary pressures, the Federal Reserve Board, raised interest rates a total of 0.50% in

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

two subsequent moves on June 30 and August 24, reversing two-thirds of the rate cuts it enacted during the global turmoil of the third calendar quarter of 1998. US equity markets across all sectors were weak, producing lackluster performance for the second half as a whole.
    Overall, smaller cap stocks underperformed their large cap brethren for the fiscal year. However, the growth segment of the smaller cap market outperformed both large cap and mid cap stocks for the twelve months. Growth-oriented small cap stocks, as measured by the Russell 2000 Growth Index, returned 29.28% for the twelve months ended October 31, 1999 as compared to the S&P 500 Index return of 25.67% and the S&P 400 Mid Cap Index return of 21.07% for the same twelve months.
SMALLER COMPANIES FUND
    The Morgan Grenfell Smaller Companies Fund outperformed its key benchmark for the annual period, particularly noteworthy given the extremely high volatility in the smaller capitalization US equity market during this time. The Fund had a total return of 25.03% for the fiscal year, as compared to 12.05% for the S&P 600 Small Cap Index. The Fund also outperformed the 14.87% return of the Russell 2000 Index and only slightly underperformed the 29.28% gain of the Russell 2000 Growth Index.
    Individual stock selection, concentration in a relatively limited number of names in the portfolio while staying broadly diversified (87 holdings as of October 31, 1999), and positioning across economic sectors were the key factors that bolstered Fund performance. The Fund's largest allocation was to the technology sector, where we focused our research on those companies that we believed would benefit from e-commerce, the need for greater bandwidth and connectivity, and other innovations that we anticipate will enjoy strong demand in the future. Throughout most of the fiscal year, the portfolio was also overweight in two other top performing sectors--health care and energy. Also to the benefit of the Fund, the portfolio was underweight in the poorly performing credit sensitive and consumer sectors. The weighted average market cap of the Fund's investments on October 31, 1999 was $1.6 billion.

                 ----------------------------------------------

                            SMALLER COMPANIES FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------

                   AVERAGE ANNUAL TOTAL RETURN -- 10/31/99
                                                        Annualized   Annualized
                                              1 Year    3 Year       Inception
                                              Return    Return       to Date*
Smaller Companies Fund, Institutional
 Shares                                       25.03%     10.07%       13.81%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MORGAN GRENFELL SMALLER COMPANIES FUND,  S&P 600 INDEX  LIPPER SMALL CAP
                     INSTITUTIONAL SHARES                             FUNDS INDEX
6/30/1995*                                 $250,000       $250,000          $250,000
10/95                                      $263,750       $268,050          $272,550
10/96                                      $328,592       $322,893          $319,156
10/97                                      $405,111       $426,090          $378,232
10/98                                      $350,240       $378,964          $326,641
10/99                                      $438,220       $424,629          $413,593

*COMMENCEMENT OF OPERATIONS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------

                 ----------------------------------------------

                            SMALLER COMPANIES FUND,
                                 SERVICE SHARES
                 ----------------------------------------------

                    AVERAGE ANNUAL TOTAL RETURN -- 10/31/99
                                                                      Annualized
                                                            1 Year    Inception
                                                            Return    to Date*
Smaller Companies Fund, Service Shares                      24.74%      6.50%

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MORGAN GRENFELL SMALLER COMPANIES FUND,  S&P 600 INDEX  LIPPER SMALL CAP
                        SERVICE SHARES                                 FUND INDEX
7/11/1997*                                 $250,000       $250,000          $250,000
10/97                                      $268,627       $271,500          $266,375
10/98                                      $231,593       $241,472          $230,041
10/99                                      $289,097       $270,569          $291,278

*COMMENCEMENT OF OPERATIONS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    The US economy continues to experience tight labor markets, although signs of inflation remain scant. We continue to believe that a cycle of full-blown overheating in the US economy is unlikely due to the slack still remaining in overseas markets. We also expect the Federal Reserve Board to stay vigilant on the inflation front.
    Although we anticipate future periods of volatility, we remain optimistic regarding our opportunities to find smaller cap stocks that we believe are both bargains in a broader universe of stocks and winners early in their growth cycle. Earnings disappointments are our major concern looking ahead. However, we continue to seek smaller cap companies with above average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future. Our focus remains on individual stock selection with the goal of providing value-added performance relative to the universe of US smaller companies.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

Municipal Bond Fund

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 96.69%
ALABAMA -- 1.08%
  Birmingham, Medical Clinic Board, Baptist Medical Centers, RB, ETM
    8.250%, 07/01/05                                                              $   30,000   $     32,769
  Birmingham, Private Education Building, Tuition-Miles College, RB, ACA
    5.500%, 05/01/28                                                                 390,000        350,345
  Birmingham, Special Care Facilities Financing Authority, Methodist Home for
    Aging, RB, LOC
    5.000%, 03/01/14                                                               4,300,000      3,855,638
  Housing Finance Authority, Multi-Family Mortgage, The Club Apartments, RB,
    Series I
    5.650%, 06/01/08                                                               2,335,000      2,302,287
  Lauderdale & Florence Counties, Public Hospital, RB, ETM
    7.000%, 07/01/07                                                                 245,000        263,169
                                                                                               ------------
                                                                                                  6,804,208
                                                                                               ------------
ARIZONA -- 1.60%
  Coconino County, Unified School District, GO, AMBAC
    5.000%, 07/01/01                                                                 635,000        638,143
  Maricopa County, Hospital Revenue Authority, Phoenix Baptist Hospital &
    Medical Center, RB, ETM
    7.125%, 10/01/02                                                                  70,000         73,081
  Maricopa County, Industrial Development Authority, John C Lincoln Hospital,
    RB, FSA
    7.000%, 12/01/00                                                                 500,000        508,490
  Maricopa County, Industrial Development Authority, Pines at Camelback
    Apartments Project, RB, Series A, Asset Guaranty
    4.900%, 05/01/06                                                                 145,000        140,034
    5.000%, 05/01/07                                                                 155,000        148,905
    5.300%, 05/01/13                                                                 380,000        367,897
  Maricopa County, Samaritan Health Service, RB, ETM
    6.750%, 01/01/04                                                                 220,000        229,361

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Pinal County, Community College, Pledge Obligation, RB, AMBAC
    5.250%, 07/01/05                                                              $  490,000   $    500,070
    5.250%, 07/01/06                                                                 835,000        849,980
    5.250%, 07/01/07                                                                 885,000        897,204
    5.250%, 07/01/08                                                                 930,000        937,663
    4.800%, 07/01/09                                                                 650,000        621,810
  Pinal County, Community College, RB, AMBAC
    5.400%, 07/01/05                                                                 360,000        370,051
    5.300%, 07/01/06                                                                 380,000        387,885
    5.200%, 07/01/07                                                                 375,000        378,990
    4.750%, 07/01/09                                                                 350,000        333,008
  Santa Cruz County, Industrial Development Authority, Citizens Utility Company
    Project, RB (C)
    4.750%, 08/01/20                                                               1,050,000      1,005,207
  Yuma, Industrial Development Authority, Multi-Family Mortgage, Regency
    Apartments, RB, Series A, GNMA
    5.400%, 12/20/17                                                               1,765,000      1,661,747
                                                                                               ------------
                                                                                                 10,049,526
                                                                                               ------------
ARKANSAS -- 1.12%
  Drew County, Public Facilities Board, Single Family Mortgage, RB, Series A-2,
    FNMA
    7.900%, 08/01/11                                                                 212,573        222,919
  Fayetteville, Public Facilities Board, Single Family Mortgage, RB
    7.250%, 04/01/11                                                                 600,000        624,546
  Jefferson County, Health Care Facility, 1978 Conventional Series, RB, ETM, FSA
    7.400%, 12/01/10                                                                 130,000        145,976
  Lonoke County, Residential Housing, RB, Series B
    7.375%, 04/01/11                                                                 129,226        134,523
  Mississippi County, Public Facilities Board, RB, Series 1
    7.200%, 07/15/10                                                                 520,000        563,924
  North Little Rock, Residential Housing Facilities, Capital Appreciation, RB
    (A)
    0.000%, 12/01/10                                                               3,825,000      1,789,871
  Rogers County, Sales & Use Tax Redevelopment, RB
    5.350%, 11/01/11                                                               2,335,000      2,366,686
  Rogers, Sales & Use Tax Revenue, RB
    5.000%, 11/01/15                                                                 595,000        592,143

24  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Saline County, Residential Housing Facilities, Single Family Mortgage, RB
    7.875%, 03/01/11                                                              $  425,000   $    441,299
  Stuttgart, Public Facilities Board, Single Family Mortgage, RB, Series B
    7.750%, 09/01/11                                                                 182,532        192,460
                                                                                               ------------
                                                                                                  7,074,347
                                                                                               ------------
CALIFORNIA -- 4.68%
  Abag, Finance Authority for Nonprofit Corporations, American Baptist Homes,
    COP, Series A
    5.500%, 10/01/07                                                                 350,000        337,645
  Atwater, Redevelopment Agency, Downtown Redevelopment Project, Tax Allocation
    Bond, Series A, ACA
    5.500%, 06/01/00                                                                 100,000        100,791
    5.500%, 06/01/01                                                                  60,000         60,831
    5.500%, 06/01/02                                                                  55,000         56,005
    5.500%, 06/01/03                                                                  65,000         66,373
    5.500%, 06/01/04                                                                  65,000         66,422
    5.500%, 06/01/05                                                                  70,000         71,343
    4.900%, 06/01/06                                                                  75,000         73,673
    5.000%, 06/01/07                                                                  80,000         78,268
    5.050%, 06/01/08                                                                  75,000         72,860
    5.100%, 06/01/09                                                                  85,000         82,107
    5.150%, 06/01/10                                                                  90,000         86,114
    5.200%, 06/01/11                                                                 100,000         94,837
    5.300%, 06/01/12                                                                 105,000         99,541
    5.300%, 06/01/13                                                                 105,000         98,508
  Bellevue, Unified School District, COP, MBIA
    5.450%, 09/01/19                                                                 295,000        251,476
  Contra Costa County, Multi-Family Housing, Bollinger Crest Apartments, RB,
    Series C, FNMA
    4.850%, 05/01/11                                                                 500,000        473,375
  Delta County, California Home Mortgage Finance, Pacific Mortgage Backed
    Securities, RB, Series A, MBIA/GNMA (C)
    6.700%, 06/01/24                                                                 935,000      1,004,414
  Emeryville, Redevelopment Agency, Residential Mortgage, RB, ETM
    7.500%, 09/01/11                                                                 195,000        219,790
  Fairfield, COP, Pre-Refunded @ 100 (D)
    10.750%, 08/01/00                                                                 90,000         94,505

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Fresno, Multi-Family Housing Authority, Central Valley Coalition Projects, RB,
    Series A, FNMA
    5.150%, 08/01/07                                                              $  310,000   $    308,214
  Fresno, Multi-Family Housing Authority, Central Valley Coalition Projects, RB,
    Series B, FNMA
    5.150%, 08/01/07                                                                 160,000        159,078
  Fresno, Multi-Family Housing Authority, Woodlands Apartments Projects, RB,
    Series A, GNMA
    6.650%, 05/20/08                                                                 465,000        487,515
  Home Finance Authority, Mortgage Backed Securities Program, RB, Series B,
    GNMA/FNMA
    6.900%, 10/01/24                                                                 155,000        158,770
  Los Angeles, Community Redevelopment Agency , Angelus Plaza Project, RB,
    Series A, FNMA
    7.400%, 06/15/10                                                               3,450,000      3,802,901
  Los Angeles, Community Redevelopment Authority, Monterey Hills Project, RB,
    Series B
    8.650%, 12/01/22                                                                 255,000        277,371
  Los Angeles, Multi-Family Housing, Earthquake Rehabilitation, RB, Series A,
    AMT, FNMA
    5.700%, 12/01/27                                                               1,115,000      1,144,458
  Los Angeles, Multi-Family Housing, Earthquake Rehabilitation, RB, Series B,
    FNMA
    5.850%, 12/01/27                                                               4,350,000      4,488,200
  Los Angeles, Multi-Family Housing, Earthquake Rehabilitation, RB, Series C,
    FNMA
    4.850%, 07/01/02                                                               3,305,000      3,305,132
  Los Angeles, Regional Airports Lease, RB
    10.000%, 01/01/01                                                                160,000        164,454
  Napa, Housing Facility , Napa Park Apartments A-10, RB, GNMA
    7.500%, 06/20/00                                                                 218,061        218,098
  Pleasant Hill, Multi-Family Housing, Ellinswood Apartments Project, RB, Series
    A, Mandatory Put
    @ 100, FNMA (B)
    5.300%, 12/01/05                                                               2,960,000      2,977,790

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  25

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Municipal Bond Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Sacramento, Municipal Utility District, RB, Series M, ETM
    8.750%, 04/01/03                                                              $   95,000   $    103,106
  San Jose, Multi-Family Housing, Almaden Lake Village Apartments, Series B,
    AMT, Mandatory Put @ 100 (B)
    5.150%, 03/01/32                                                               2,000,000      2,000,180
  Santa Clara County, RB
    7.500%, 06/20/00                                                                 127,836        127,836
  Statewide Community Housing Development, Cudahy Gardens Project, RB,
    Series I, LOC
    5.100%, 10/01/12                                                               1,190,000      1,144,198
  Statewide Community Housing Development, Cudahy Gardens Project, RB,
    Series I, Mandatory Put @ 100, AMT, LOC (B)
    5.600%, 04/01/16                                                               1,155,000      1,117,636
  Statewide Community Housing Development, Riverside Gardens Project, RB,
    Series J, LOC
    5.100%, 10/01/12                                                               1,040,000        999,971
  Vista, Multi-Family Housing, Pepperwood Apartments Project, RB, Series A,
    Mandatory Put @ 100, FNMA (B)
    5.700%, 06/01/25                                                               2,950,000      3,009,148
                                                                                               ------------
                                                                                                 29,482,934
                                                                                               ------------
COLORADO -- 2.28%
  Arvada, Industrial Development Authority, Wanco Incorporated Project, RB, LOC
    5.600%, 12/01/12                                                                 305,000        288,920
    5.800%, 12/01/17                                                                 445,000        416,916
  Aurora, Centretech Metropolitan District, GO, Series C, Mandatory Put
    @ 100, LOC (B)
    4.875%, 12/01/08                                                               1,590,000      1,527,911
  Aurora, Single Family Mortgage Revenue, RB, Series A
    7.300%, 05/01/10                                                                 280,000        290,822
  Boulder County, Community Hospital Project, RB, ETM
    7.000%, 07/01/09                                                                  80,000         86,753
  Castle Rock Ranch, Public Improvements Authority, RB
    5.900%, 12/01/03                                                                 935,000        965,060

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Commerce City, Single Family Mortgage, RB, Series A
    6.875%, 03/01/12                                                              $  255,000   $    259,554
  Denver, Buerger Brothers Project, RB, Series A , FHA
    5.100%, 11/01/07                                                                 250,000        247,093
  Denver, Multi-Family Mortgage, Garden Court Community, RB, FHA
    4.700%, 07/01/08                                                                 485,000        468,539
  Housing Finance Authority, Multi-Family Insured Mortgage, RB, Series C-3, FHA
    5.700%, 10/01/21                                                               1,805,000      1,724,533
  Housing Finance Authority, Single Family Program, RB
    5.750%, 11/01/04                                                                 140,000        139,101
  Housing Finance Authority, Single Family Program, RB, Series A
    4.750%, 11/01/05                                                                 225,000        218,817
  Housing Finance Authority, Single Family Program, RB, Series A-3
    6.500%, 05/01/16                                                                 935,000        983,667
  Housing Finance Authority, Single Family Program, RB, Series B-2, AMT
    6.400%, 11/01/24                                                                 935,000        960,881
  Housing Finance Authority, Single Family Program, RB, Series B-3,
    6.550%, 05/01/25                                                               1,400,000      1,454,026
  Housing Finance Authority, Single Family Program, RB, Series C
    5.000%, 05/01/05                                                                 225,000        221,812
  Housing Finance Authority, Single Family Program, RB, Series D-1, AMT
    5.200%, 12/01/05                                                                 895,000        885,683
  Student Obligation Board Authority, RB, Series C
    7.150%, 09/01/06                                                                 880,000        905,590
  Vail, Single Family Mortgage, RB, Series A
    8.125%, 06/01/10                                                                 195,000        205,288
  Westminster, Multi-Family Housing, Semper Village Apartments, RB, Mandatory
    Put@ 100 (B)
    5.950%, 09/01/06                                                               2,080,000      2,135,079
                                                                                               ------------
                                                                                                 14,386,045
                                                                                               ------------

26  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
CONNECTICUT -- 0.64%
  State Development Revenue Authority, Life Care Facility - Seabury Project, RB,
    Asset Guaranty
    5.000%, 09/01/15                                                              $  500,000   $    442,745
  Waterbury, Housing Mortgage Authority, RB, Series A, AMBAC/FHA
    4.850%, 07/01/09                                                               1,810,000      1,775,664
  Waterbury, Housing Mortgage Authority, RB, Series C, AMBAC/FHA
    4.850%, 07/01/09                                                               1,865,000      1,829,621
                                                                                               ------------
                                                                                                  4,048,030
                                                                                               ------------
DELAWARE -- 0.31%
  State Economic Development Authority RB, Peninsula United, Series A
    6.000%, 05/01/09                                                                  35,000         34,937
  State Economic Development Authority, Wilmington Friends School Project
    6.300%, 07/01/00                                                                  50,000         49,933
    6.300%, 07/01/01                                                                  55,000         54,848
    6.300%, 07/01/02                                                                  60,000         59,617
    6.300%, 07/01/03                                                                  60,000         59,376
    6.300%, 07/01/04                                                                  65,000         64,053
    6.300%, 07/01/05                                                                  70,000         68,479
    6.300%, 07/01/06                                                                  75,000         72,636
    6.300%, 07/01/07                                                                  80,000         76,915
    6.300%, 07/01/08                                                                  85,000         80,932
    6.300%, 07/01/09                                                                  90,000         84,742
    6.300%, 07/01/10                                                                  95,000         88,395
    6.300%, 07/01/11                                                                 100,000         91,743
    6.300%, 07/01/12                                                                 110,000         99,684
    6.300%, 07/01/13                                                                 115,000        102,902
  State Housing Authority, Multi-Family Mortgage, RB, HUD
    6.600%, 07/01/01                                                                  60,000         61,060
  State Housing Authority, Residential Mortgage, RB, Series A, FHA
    8.750%, 06/01/17                                                                 775,000        777,960
                                                                                               ------------
                                                                                                  1,928,212
                                                                                               ------------
DISTRICT OF COLUMBIA -- 0.50%
  District Housing Finance Agency, Single Family Mortgage, RB, Series A,
    FNMA/GNMA
    6.250%, 12/01/28                                                               2,185,000      2,288,919

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  District of Columbia, Housing Finance Agency, Mayfair Mansions Apartments, RB,
    FHA
    5.000%, 02/01/08                                                              $  890,000   $    864,154
                                                                                               ------------
                                                                                                  3,153,073
                                                                                               ------------
FLORIDA -- 3.35%
  Boca Place Associates, RB, LOC
    4.650%, 02/01/04                                                               3,225,000      3,178,334
  Brevard County, Health Facility Revenue Authority, Courtenay Springs Village,
    RB, ETM
    7.375%, 11/15/04                                                               1,180,000      1,254,954
  Broward County, Water & Sewer Utility Revenue, RB, Pre-Refunded @ 100 (D)
    6.875%, 09/01/06                                                                  25,000         27,020
  Dade County, Government Leasing Corporation, COP, Series B
    8.500%, 04/01/07                                                                  45,000         46,457
  Dade County, Government Leasing Corporation, COP, Series C
    9.000%, 04/01/20                                                                 300,000        307,389
  Dade County, Housing Finance Authority, Multi-Family Mortgage, Midway Point
    Phase I, RB, Series A, Mandatory Put @ 100, AMT, FNMA (B)
    5.900%, 06/01/06                                                                 980,000      1,009,978
  Daytona Beach, Water & Sewer Revenue, RB, Series 1978, ETM
    6.750%, 11/15/07                                                                 500,000        537,565
  Duval County, Housing Finance Authority, GNMA Mortgage Backed Securities
    Program, RB, Series C, FGIC/GNMA
    7.650%, 09/01/10                                                                  80,000         83,023
  Health Facilities Authority, Saint Vincent Medical Center Incorporated, RB,
    ETM
    9.125%, 01/01/03                                                                 405,000        435,294
  Housing Finance Agency, Multi-Family Revenue, RB, Series I, Mandatory Put @
    100, LOC (B)
    4.850%, 12/01/99                                                               1,960,000      1,961,352

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  27

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Municipal Bond Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Housing Finance Agency, Multi-Family Revenue, RB, Series J, Mandatory Put @
    100, LOC (B)
    4.100%, 12/01/99                                                              $2,215,000   $  2,216,528
  Housing Finance Agency, Multi-Family Revenue, RB, Series K, Mandatory Put @
    100, LOC (B)
    4.850%, 12/01/99                                                               1,800,000      1,802,304
  Jacksonville, Health Facility Authority, Saint Catherine Laboure Manor
    Incorporated, RB, ETM
    9.125%, 01/01/03                                                                 225,000        241,882
  Miami, Fernando Apartments
    9.750%, 10/01/11                                                                 680,719        710,500
  Miami Beach, Housing Authority, Section 8, RB, HUD
    6.625%, 01/15/09                                                               1,120,000      1,154,910
  Miami-Dade County, Housing Finance Authority, RB, AMT FNMA/GNMA
    5.900%, 06/01/25                                                               2,315,000      2,312,129
  Miramar Water Improvement Assessment
    5.125%, 10/01/20                                                               2,270,000      2,200,515
  Palm Beach County, Airport Systems, RB, MBIA
    7.500%, 10/01/00                                                                 295,000        303,871
  Pinellas County, Housing Finance Authority, Single Family Mortgage Program,
    RB, Series A, AMT, GNMA
    6.850%, 03/01/29                                                               1,090,000      1,127,518
  St. John's County, Industrial Development Authority, RB, Series A, MBIA
    5.500%, 03/01/17                                                                 235,000        227,316
                                                                                               ------------
                                                                                                 21,138,839
                                                                                               ------------
GEORGIA -- 1.56%
  Athens, Water & Sewer Revenue, RB, ETM
    6.200%, 07/01/08                                                               1,000,000      1,084,990
  Augusta, Housing Rehabilitation, Multi-Family Housing, Bon Air, RB, Series C,
    HUD
    7.000%, 09/01/05                                                                 935,000        965,537
  Clayton County, Multi-Family Housing Authority, Pointe South Apartments
    Projects, RB, FNMA
    5.750%, 01/01/13                                                                 100,000        101,323

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Fulton County, Housing Authority, Single Family Mortgage, RB, AMT, GNMA
    6.200%, 03/01/13                                                              $  320,000   $    317,706
  Gwinnett County, Multi-Family Housing Authority, Singleton-Oxford Association,
    Series A, RB, Mandatory Put @ 100, FNMA (B)
    5.500%, 04/01/06                                                                 950,000        960,697
  Housing Authority, Multi-Family Housing, Ridge Point Apartments Project, RB,
    Series A, FNMA
    5.700%, 06/01/25                                                               2,465,000      2,509,641
  Housing Authority, Multi-Family Mortgage, RB, Series A, FNMA (C)
    6.000%, 06/01/07                                                                 935,000        935,963
  Houston County, Development Housing Authority, Emerald Coast Housing, RB,
    Series A
    7.000%, 08/01/28                                                               2,500,000      2,309,000
  St. Marys, Housing Authority, Multi-Family Mortgage, Cumberland Oaks
    Apartments, RB, Series A, FHA
    7.250%, 09/01/05                                                                 445,000        456,210
  St. Marys, Housing Authority, Multi-Family Mortgage, Pines Apartments, RB,
    Series C, FHA
    7.250%, 10/01/05                                                                 185,000        188,635
                                                                                               ------------
                                                                                                  9,829,702
                                                                                               ------------
HAWAII -- 0.40%
  Honolulu, Housing Authority, Multi-Family Mortgage, Waipahu Towers Project,
    RB, Series A, GNMA
    6.900%, 06/20/05                                                                 260,000        267,779
  State Housing Finance & Development Corporation, Single Family Mortgage,
    Series A, RB, AMT, FNMA
    5.200%, 07/01/12                                                               2,420,000      2,271,533
                                                                                               ------------
                                                                                                  2,539,312
                                                                                               ------------

28  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
IDAHO -- 0.83%
  Bingham County, Industrial Development Company, Supreme Potatoes Incorporated
    Project, LOC
    4.600%, 11/01/00                                                              $   45,000   $     45,135
    4.750%, 11/01/01                                                                 185,000        184,974
    4.850%, 11/01/02                                                                  65,000         64,726
    4.950%, 11/01/03                                                                 300,000        297,714
    5.050%, 11/01/04                                                                 320,000        316,659
    5.150%, 11/01/05                                                                 335,000        330,581
    5.200%, 11/01/06                                                                 360,000        353,297
    5.300%, 11/01/07                                                                 385,000        377,385
    5.400%, 11/01/08                                                                 405,000        396,029
    5.500%, 11/01/09                                                                 435,000        424,873
    5.600%, 11/01/10                                                                  80,000         77,888
    5.700%, 11/01/11                                                                  85,000         82,641
    5.800%, 11/01/12                                                                  90,000         87,442
  Housing & Finance Association, Single Family Mortgage, RB, Series B, AMT
    5.650%, 07/01/09                                                                 400,000        394,988
  Housing & Finance Association, Single Family Mortgage, RB, Series C-2, FHA
    5.250%, 07/01/11                                                                 325,000        322,043
  Housing & Finance Association, Single Family Mortgage, RB, Series F-2, FHA
    5.100%, 07/01/12                                                                 665,000        630,606
  Housing Agency, Single Family Mortgage, RB, Series C-1, FHA
    7.650%, 07/01/10                                                                 135,000        137,924
  Housing Agency, Single Family Mortgage, RB, Series F, FHA
    5.800%, 07/01/07                                                                 700,000        702,513
                                                                                               ------------
                                                                                                  5,227,418
                                                                                               ------------
ILLINOIS -- 9.38%
  Alton, Hospital Facility, Alton Memorial Hospital Project, RB, ETM
    7.000%, 07/01/05                                                                 470,000        501,264
  Bethany, Home & Hospital Facility, Methodist Church, Pre-Refunded @ 100 (D)
    7.750%, 04/01/00                                                                 235,000        238,774
  Bolingbrook, Capital Appreciation, RB, Series 1 (A)
    0.000%, 01/01/11                                                               2,320,000      1,033,490
  Buffalo Grove, Economic Development Authority, RB
    5.450%, 08/15/02                                                                 645,000        630,971

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Chicago, Gas Supply Revenue, RB
    7.500%, 03/01/15                                                              $1,350,000   $  1,387,989
    7.500%, 03/01/15                                                               1,245,000      1,280,034
  Chicago, Multi-Family Mortgage, Bryne Mawr/ Belle Project, RB, GNMA
    4.950%, 06/01/05                                                                 140,000        137,504
    5.250%, 06/01/08                                                                 165,000        160,986
    5.350%, 06/01/09                                                                 165,000        162,551
    5.450%, 06/01/10                                                                 175,000        176,251
    5.500%, 06/01/11                                                                 180,000        180,603
    5.550%, 06/01/12                                                                 185,000        184,824
  Des Plaines, Hospital Facility, Holy Family Hospital, RB, ETM
    7.000%, 01/01/07                                                                 185,000        197,611
  Des Plaines, Hospital Facility, Holy Family Hospital, RB, ETM, FGIC
    7.000%, 01/01/07                                                                 165,000        176,248
  Des Plaines, Hospital Facility, Holy Family Hospital, RB, ETM, MBIA
    7.000%, 01/01/07                                                                 190,000        202,952
  Development Finance Authority, Catholic Health, RB, Series A, Connie Lee
    Insured
    5.150%, 02/15/06                                                                 945,000        944,924
  Development Finance Authority, Community Rehabilitation Providers, RB,
    Series A
    5.375%, 07/01/09                                                                 800,000        738,096
    5.600%, 07/01/19                                                               2,000,000      1,750,380
  Development Finance Authority, Debt Restructure East Saint Louis, GO
    6.050%, 11/15/99                                                                 325,000        325,198
    6.875%, 11/15/05                                                                 875,000        932,645
  Development Finance Authority, Fund For Child Project, RB, Series A
    7.400%, 09/01/04                                                               1,745,000      1,779,708
  Development Finance Authority, Section 8, RB, Series A, FHA/MBIA
    5.200%, 07/01/08                                                                 145,000        145,793
  Du Page County, Community High School District, GO, FSA
    5.500%, 12/01/14                                                               1,655,000      1,602,206
  Fairfield, Economic Development Authority, Wayne County Center Project, RB
    6.000%, 12/15/05                                                                 510,000        514,371

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  29

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Municipal Bond Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Glenview, Multi-Family Housing Revenue, Valley Towers II Project, RB,
    Mandatory Put @ 100, FNMA (B)
    5.200%, 12/01/07                                                              $  440,000   $    438,486
  Grayslake, Multi-Family Housing, Country Squire Apartments Project, RB, Series
    A, FHA
    6.000%, 06/01/05                                                                 920,000        948,511
  Greater Peoria, Airport Authority, GO, AMBAC
    6.500%, 12/01/05                                                                  95,000        101,109
    6.600%, 12/01/06                                                                 540,000        574,533
    6.700%, 12/01/07                                                                 235,000        253,069
  Health Facilities Authority, Michael Reese Hospital & Medical Center, RB, ETM
    6.750%, 12/01/08                                                                 345,000        370,858
  Health Facilities Authority, Midwest Group Ltd, RB, ACA
    5.375%, 11/15/08                                                                 835,000        847,884
  Health Facility Authority, Northwestern Memorial Hospital Project, RB, ETM
    6.375%, 05/01/03                                                                 155,000        160,690
  Health Facility Authority, Lutheran Social Services, RB
    6.125%, 08/15/10                                                                 795,000        768,455
  Health Facility Authority, Sydney R. Forkosh Memorial Hospital, RB,
    Pre-Refunded @ 100 (D)
    7.000%, 07/01/02                                                                 370,000        388,493
  Health Facility Authority, Northwestern Medical Facility Foundation, RB, MBIA
    5.125%, 11/15/28                                                               1,735,000      1,460,922
  Health Facility Revenue Authority, RB, Series A, Partially Pre-Refunded
    @ 102 on 08/15/00, FSA
    7.600%, 08/15/10                                                               3,512,000      3,666,528
  Industrial Pollution Control, Finance Revenue Authority, Commonwealth Edison
    Company Project, RB
    5.875%, 05/15/07                                                                 935,000        941,592
  Lake County, Community United School District, GO, Series A, FSA
    5.375%, 12/01/12                                                               1,675,000      1,635,721

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Lake County, Community United School District, GO, Series A, FSA (A)
    0.000%, 12/01/17                                                              $8,430,000   $  2,798,507
  Lake County, Community United School District, GO, Series C, FSA
    4.300%, 12/15/10                                                               1,005,000        886,521
  Lake County, Township High School District Number 113, GO
    8.100%, 12/01/12                                                                 470,000        580,333
  Palatine, Tax Increment Revenue, Dundee Road Redevelopment Project, Tax
    Allocation, AMBAC
    5.000%, 01/01/15                                                              11,220,000     10,091,044
  Quincy, Single Family Mortgage, RB
    6.875%, 03/01/10                                                                 315,000        323,996
  Rockford, Faust Landmark Apartments, RB, Series A, MBIA
    5.625%, 01/01/07                                                                 440,000        449,192
  Rockford-Concord Commons, Housing Facility, Concord Commons Project, RB,
    Series A, FHA
    5.550%, 11/01/06                                                                 455,000        461,848
    6.150%, 11/01/22                                                               1,725,000      1,736,834
  Silvas, Mortgage Revenue, RB, FHA
    4.900%, 08/01/11                                                               2,000,000      1,839,940
    5.200%, 08/01/17                                                               1,550,000      1,373,719
    5.400%, 08/01/39                                                               7,300,000      6,302,820
  Southwestern Development Authority, Wood River Township Hospital Project, RB,
    ETM
    6.875%, 08/01/03                                                                 155,000        162,065
  Upper River Valley Development Authority, Waste Recovery Illinois Project, RB
    5.900%, 02/01/14                                                               2,815,000      2,564,155
  Woodridge, Multi-Family Revenue, Hawthorn Ridge Housing, Series A, RB, GNMA
    5.650%, 12/20/32                                                               1,675,000      1,568,151
                                                                                               ------------
                                                                                                 59,081,349
                                                                                               ------------
INDIANA -- 2.18%
  Bond Book Special Program Waste Water Treatment, RB, Series 1997C
    5.200%, 08/01/07                                                                  95,000         94,335
    5.300%, 08/01/08                                                                 270,000        267,854
    5.400%, 08/01/09                                                                 240,000        238,186

30  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Fort Wayne, Hospital Revenue Authority, Parkview Memorial Hospital, RB, ETM
    6.500%, 01/01/05                                                              $  875,000   $    911,820
  Gary, Mortgage Redevelopment, Willow On Clark Apartments, RB, Series A
    4.750%, 08/20/08                                                                 270,000        260,723
    5.150%, 08/20/13                                                                 350,000        322,305
    5.400%, 08/20/38                                                                 690,000        599,527
  Health Facilities Finance Authority, Kings Daughters Hospital, RB, Asset
    Guaranty
    5.000%, 08/15/05                                                                 245,000        242,797
    5.100%, 02/15/06                                                                 360,000        356,501
    5.100%, 08/15/06                                                                 370,000        366,167
    5.250%, 02/15/08                                                                 375,000        369,281
    5.350%, 08/15/09                                                                 410,000        403,891
  Health Facility Authority, Floyd Memorial Hospital, RB
    4.850%, 02/15/06                                                                 625,000        597,881
  Indianapolis, Industrial Economic Development Authority, Knob in the Woods
    Project, RB, Mandatory Put @ 100, AMT, FNMA (B)
    6.375%, 12/01/04                                                               3,155,000      3,366,574
  Indianapolis, Economic Development Authority, RB, GNMA
    5.350%, 04/20/17                                                               1,590,000      1,432,240
  Lawrence, Multi-Family Housing, Pinnacle Apartments Project, RB, Mandatory Put
    @ 100, FNMA (B)
    5.150%, 01/01/08                                                               2,005,000      1,966,885
  Monroe County, Hospital Authority, Bloomington Hospital Inc. Project, RB, MBIA
    4.750%, 05/01/06                                                                 935,000        917,581
  State Health Facility, Floyd Memorial Hospital, RB
    4.800%, 02/15/07                                                                 325,000        305,607
    4.850%, 02/15/08                                                                 315,000        293,366
    4.950%, 02/15/09                                                                 305,000        282,738
  Vigo County, Hospital Authority, RB, ETM
    6.875%, 04/01/04                                                                 120,000        125,612
                                                                                               ------------
                                                                                                 13,721,871
                                                                                               ------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
IOWA -- 0.24%
  Financial Authority, Small Business, Terrace Center Association LP Project, RB
    7.500%, 03/01/22                                                              $1,450,000   $  1,529,707
                                                                                               ------------
KANSAS -- 0.86%
  Labette & Cowley County, Single Family Mortgage, RB, Series A-2, GNMA
    7.650%, 12/01/11                                                                 220,000        231,348
  Manhattan, Central Business District Redevelopment, Tax Allocation, Series A,
    Asset Guaranty
    5.200%, 12/01/03                                                                 465,000        467,651
  MC Pherson, Electric Utility Revenue, RB, Partially Pre-Refunded @ 100 on
    03/01/03, ETM
    5.900%, 03/01/07                                                               2,010,000      2,074,983
  Reno County, Single Family Mortgage, RB, Series B
    8.700%, 09/01/11                                                                 180,000        190,357
  Saline County, Residential Housing Facilities, RB, Series A
    9.500%, 10/01/11                                                                  50,000         51,468
  Sedgwick & Shawnee Counties, Mortgage Backed Securities Program, RB,
    Series A-1, GNMA
    4.700%, 12/01/08                                                               1,000,000        991,210
  State Development Finance Authority, Multi-Family Housing, Four Seasons
    Apartment Project, RB, LOC
    5.300%, 10/01/07                                                                 315,000        310,587
  State Development Finance Authority, Multi-Family Housing, Four Seasons
    Apartment Project, RB, Mandatory Put @ 100, AMT, LOC (B)
    5.600%, 10/01/07                                                                 970,000        954,208
  Wichita, Single Family Mortgage, RB, Series A
    7.100%, 09/01/09                                                                 135,000        138,364
                                                                                               ------------
                                                                                                  5,410,176
                                                                                               ------------
KENTUCKY -- 0.93%
  Ashland, Environmental Import, Allied Chemical Corporation Project, RB, ETM
    5.800%, 03/01/03                                                                 935,000        954,803

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  31

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Municipal Bond Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Greater Housing Assistance Corporation, Section 8 Assisted Project, RB, Series
    A, MBIA
    7.625%, 01/01/25                                                              $  390,000   $    398,783
  Greater Housing Assistance Corporation, Section 8, RB, Series C, FHA/MBIA
    5.350%, 07/01/07                                                                 495,000        494,654
  Jefferson County, Multi-Family Housing, Kentucky Towers Project, RB,
    Series A, GNMA
    5.650%, 08/20/34                                                               2,985,000      2,791,691
  Lakeland, Wesley Village Housing Incorporated, Section 8 Assisted Project, RB,
    FHA
    7.125%, 11/01/02                                                                 215,000        219,964
  Owensboro, Electric Light & Power, RB, ETM
    10.500%, 01/01/04                                                                310,000        337,900
  State Turnpike Authority, RB, ETM
    6.125%, 07/01/07                                                                 407,000        424,188
    6.625%, 07/01/08                                                                 230,000        244,920
                                                                                               ------------
                                                                                                  5,866,903
                                                                                               ------------
LOUISIANA -- 1.95%
  Housing Finance Agency, Malta Square Project, RB, AMT GNMA
    6.450%, 09/01/27                                                                 590,000        613,736
    6.500%, 09/01/38                                                               1,510,000      1,570,596
  Housing Finance Agency, Single Family Housing, RB, Series A-1, GNMA
    4.625%, 06/01/09                                                                 470,000        455,120
  Iberia, Single Family Mortgage, RB
    7.375%, 01/01/11                                                                 570,000        597,366
  Jefferson Parish, Hospital Services District, RB, ETM
    7.125%, 01/01/02                                                                 255,000        263,089
  Public Facilities Authority, Multi-Family Housing, Edgewood Apartments, RB,
    Mandatory Put @ 100, FNMA (B)
    5.800%, 06/01/05                                                               4,820,000      4,920,690
  Public Facilities Authority, Multi-Family Housing, Oakleigh Apartments
    Project, RB, AXA
    5.750%, 03/15/03                                                                 275,000        276,403
    5.850%, 03/15/04                                                                 295,000        295,478
    5.950%, 03/15/05                                                                 310,000        308,738

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Public Facilities Authority, Public Health & Education, RB, Series A-1, AMBAC
    5.000%, 12/01/15                                                              $1,495,000   $  1,502,131
  Public Facility Authority, Multi-Family Housing, Beau Terre Project, RB,
    Mandatory Put @ 100, FNMA (B)
    5.800%, 06/01/05                                                                 700,000        714,623
  Public Facility Authority, Single Family Mortgage, RB, Series A
    7.375%, 10/01/12                                                                 370,000        380,763
  Public Facility Authority, Single Family Mortgage, RB, Series C, FHA
    8.450%, 12/01/12                                                                 359,817        372,611
                                                                                               ------------
                                                                                                 12,271,344
                                                                                               ------------
MAINE -- 0.02%
  Health & Higher Educational Facilities, Cedar Nursing, RB, Pre-Refunded @ 102,
    FHA (D)
    7.900%, 02/01/00                                                                 120,000        123,484
                                                                                               ------------
MARYLAND -- 0.83%
  Annapolis, Economic Development, Saint John's College Facility, RB
    4.700%, 10/01/03                                                                 180,000        177,136
    4.800%, 10/01/04                                                                 100,000         97,804
    5.000%, 10/01/06                                                                 210,000        203,660
    5.000%, 10/01/07                                                                 220,000        211,229
    5.000%, 10/01/08                                                                 235,000        222,977
  Baltimore County, Mortgage Revenue, Three Garden Village Project, RB,
    Series A, FHLMC
    4.800%, 01/01/13                                                                 560,000        518,605
  Cecil County, Economic Development Authority, Northeast Plaza Association,
    Series A
    6.875%, 01/15/08                                                               1,615,000      1,648,737
  Cecil County, Economic Development Authority, Northeast Plaza Association,
    Series B
    6.875%, 01/15/10                                                                 480,000        488,261
  Frederick County, Economic Redevelopment Authority, Northhampton, RB,
    Series A, FHA
    5.900%, 02/01/05                                                                 240,000        248,174

32  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  State Economic Development Corporation, Crescent Cities Project, RB,
    Series A, GNMA
    5.450%, 12/20/37                                                              $1,545,000   $  1,390,624
                                                                                               ------------
                                                                                                  5,207,207
                                                                                               ------------
MASSACHUSETTS -- 2.27%
  Boston, Deutsches Altenheim, RB, Series A, FHA
    5.950%, 10/01/18                                                                 730,000        708,998
  Boston, Industrial Development Finance Authority, North End Community, RB,
    Series A, FHA
    6.450%, 08/01/37                                                               1,860,000      1,890,504
  Dartmouth, Housing Development Corporation, CrossRoads Apartments, RB,
    Series A, MBIA
    4.850%, 07/01/09                                                                 610,000        592,536
  Educational Loan Authority, RB, Series A, MBIA
    7.250%, 01/01/09                                                                 590,000        611,924
  State Development Finance Agency, Worcester Redevelopment Authority, RB, Asset
    Guaranty
    6.000%, 06/01/24                                                               1,300,000      1,256,203
  State Health & Education Authority, Beth Israel Hospital, RB, ETM
    5.750%, 07/01/06                                                                  70,000         72,091
  State Health & Educational Facilities Authority, RB,
    8.000%, 07/01/00                                                                  20,000         20,549
  State Housing Finance Agency, RB, Series A, MBIA
    6.125%, 12/01/11                                                                 215,000        214,134
  State Industrial Finance Agency, Draper Place Project, RB, GNMA
    5.400%, 08/20/12                                                                 395,000        374,259
  State Industrial Finance Agency, Draper Place Project, RB, GNMA
    6.450%, 08/20/39                                                               6,695,000      6,684,623
  State Industrial Finance Agency, Higher Education, Hampshire College Project,
    RB
    5.800%, 10/01/17                                                               2,055,000      1,897,771
                                                                                               ------------
                                                                                                 14,323,592
                                                                                               ------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
MICHIGAN -- 0.83%
  Battle Creek, Economic Development Authority, Kellogg Company Project, RB
    5.125%, 02/01/09                                                              $  425,000   $    413,823
  Dickinson County, Economic Development Authority , Champion International
    Corporation, RB
    6.550%, 03/01/07                                                                 700,000        716,233
  Grand Rapids Charter Township, Porter Hills Obligated Group, RB
    5.200%, 07/01/14                                                               1,100,000        991,386
  Novi, Water Supply & Sewer Disposal System, RB, MBIA
    5.000%, 07/01/19                                                               1,000,000        874,880
  Petoskey, Hospital Finance Authority, RB, ETM
    6.700%, 03/01/07                                                                 585,000        620,515
  Saginaw, Hospital Finance Authority, Saint Luke Hospital, RB, ETM
    7.500%, 11/01/10                                                                 245,000        274,300
  State Building Authority, RB, Series II, MBIA
    7.400%, 04/01/01                                                                  55,000         55,911
  State Hospital Finance Authority, Saint Joseph Mercy Hospital Project, RB, ETM
    7.000%, 07/01/05                                                                 430,000        457,206
  State Hospital Finance Authority, William Beaumont Hospital Project, RB, ETM
    6.200%, 01/01/03                                                                 140,000        143,598
  State Housing Development Authority, RB, Series D, AMT, AMBAC
    5.050%, 12/01/07                                                                  95,000         92,354
    5.150%, 12/01/08                                                                  95,000         92,325
    5.250%, 12/01/09                                                                  95,000         91,102
    5.350%, 12/01/10                                                                  95,000         92,700
  State Strategic Fund Obligation, The Oxford Institute, RB, Series A, ETM
    7.875%, 08/15/05                                                                 285,000        300,162
                                                                                               ------------
                                                                                                  5,216,495
                                                                                               ------------
MINNESOTA -- 0.25%
  Cambridge, Mortgage Revenue, Health Care Center, RB, Series A, GNMA.
    5.400%, 11/20/05                                                                 475,000        480,239

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  33

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Municipal Bond Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Dakota County, Housing & Redevelopment Authority, RB, FNMA/GNMA
    5.550%, 10/01/02                                                              $  110,000   $    111,621
    5.750%, 10/01/04                                                                 130,000        132,471
  Monticello, Pollution Control Authority, Northern States Power Company, RB
    5.375%, 02/01/03                                                                 400,000        400,672
  Rochester, Saint Mary's Hospital, RB, ETM
    5.750%, 10/01/07                                                                 440,000        452,572
                                                                                               ------------
                                                                                                  1,577,575
                                                                                               ------------
MISSISSIPPI -- 1.85%
  Business Finance Corporation, Landau Uniforms Project, RB, LOC
    5.450%, 09/01/01                                                                 265,000        266,556
    5.600%, 09/01/02                                                                 285,000        287,323
    5.800%, 09/01/04                                                                 320,000        321,469
    5.900%, 09/01/05                                                                 335,000        336,028
  Business Finance Corporation, Millsaps College Project, Series B
    5.000%, 11/01/19                                                               1,090,000        952,518
  Corinth & Alcorn County, Magnolia Regional Health Center, RB, Series A
    5.000%, 10/01/08                                                               1,585,000      1,481,848
  Corinth & Alcorn County, Magnolia Regional Health Center, RB, Series B
    5.125%, 10/01/10                                                               1,040,000        917,062
  Health Facilities Finance Authority, Kings Daughters Hospital, RB, Asset
    Guaranty
    5.500%, 04/01/18                                                               1,600,000      1,468,064
  Home Corporation, Single Family Mortgage, Access Program, RB, Series A, GNMA
    5.000%, 06/01/04                                                                 255,000        252,335
  Home Corporation, Single Family Mortgage, RB, Series A, AMT, GNMA
    5.125%, 12/01/17                                                                 820,000        819,098
  Home Corporation, Single Family Mortgage, RB, Series I, AMT, GNMA
    7.375%, 06/01/28                                                               2,805,000      3,024,463
  Perry County, Pollution Control Revenue, Leaf River Forest Project, RB
    5.200%, 10/01/12                                                               1,700,000      1,534,165
                                                                                               ------------
                                                                                                 11,660,929
                                                                                               ------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
MISSOURI -- 4.68%
  Boone County, Industrial Development Authority, Otscon Incorporated Project,
    RB, LOC
    5.125%, 05/01/18                                                              $2,290,000   $  2,263,230
  Bridgeton, Industrial Development Authority, Mizpah Assisted Living, RB, GNMA
    5.250%, 12/20/19                                                                 210,000        188,324
  Joplin, Industrial Development, Tri State Osteopathic Hospital
    8.250%, 12/15/14                                                               7,590,000      8,288,660
  Kansas City, Industrial Development Authority, Coves North Duplexes Project,
    RB, Mandatory Put @ 100, FNMA (B)
    5.600%, 09/01/05                                                               4,190,000      4,271,035
  Kansas City, Industrial Development Authority, Royal Woods Apartment Project,
    RB, Mandatory Put @ 100, FNMA (B)
    5.600%, 01/01/10                                                               7,125,000      7,102,556
  Pacific & Franklin Counties, Industrial Development Authority, Clayton
    Corporation Project, RB, LOC
    5.450%, 05/01/02                                                                 540,000        545,783
    5.950%, 05/01/07                                                                 900,000        918,531
    6.200%, 05/01/12                                                                 900,000        904,275
    6.450%, 05/01/17                                                                 900,000        905,832
  St. Louis County, Regional Covention & Sports Center RB, Series B
    6.500%, 08/15/01                                                                 725,000        746,235
  St. Charles County, Industrial Development Authority, Health Care Facilities
    Revenue, Garden View Care Center Project, RB, LOC
    5.400%, 11/15/16                                                               1,840,000      1,615,998
  St. Louis, Land Clearance Redevelopment Authority, Westmisters Place
    Apartments, RB, Series A, Mandatory Put @ 100, FNMA (B)
    5.950%, 04/01/07                                                                 560,000        583,464
  State Development Finance Board, Greater St. Louis Project, RB, LOC
    4.900%, 09/01/10                                                                 855,000        791,961

34  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  State Housing Development Community, Single Family Mortgage, RB, AMT, GNMA
    6.625%, 12/01/17                                                              $  355,000   $    363,903
                                                                                               ------------
                                                                                                 29,489,787
                                                                                               ------------
MONTANA -- 0.60%
  Great Falls, Multi-Family Housing, Autumn Run Apartments Project, RB,
    Mandatory Put @ 100, LOC (B)
    4.900%, 01/02/08                                                               3,485,000      3,377,523
  Missoula County, Community Hospital
    7.125%, 06/01/07                                                                 383,000        412,238
                                                                                               ------------
                                                                                                  3,789,761
                                                                                               ------------
NEBRASKA -- 0.91%
  Clay County, Industrial Development Revenue, Hybrids Cooperative Project, RB,
    AMT LOC
    5.250%, 03/15/14                                                               2,000,000      1,799,660
  Fillmore County, Industrial Development Revenue, O'Malley Grain Incorporated
    Project, RB, AMT, LOC
    5.000%, 12/01/10                                                                  45,000         41,701
    5.000%, 12/01/11                                                                 220,000        201,087
    5.100%, 12/01/12                                                                 135,000        123,356
    5.200%, 12/01/13                                                                 245,000        222,950
  Investment Finance Authority, Multi-Family Housing, Cheney Apartments, RB,
    Series A, Mandatory Put
    @ 100, FNMA (B)
    5.500%, 12/01/05                                                               1,870,000      1,889,149
  Investment Finance Authority, Multi-Family Housing, Tara Hills Villa, RB, FNMA
    4.875%, 01/01/08                                                                 670,000        656,915
  Woolworth, Housing Mortgage Development Corporation, Section 8 Assisted
    Project, RB, MBIA
    5.350%, 07/01/21                                                                 860,000        784,861
                                                                                               ------------
                                                                                                  5,719,679
                                                                                               ------------
NEVADA -- 1.13%
  Housing Division, Multi-Unit Housing, RB, Series A, AMT, LOC
    5.550%, 10/01/28                                                               3,660,000      3,283,166

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Housing Division, Single Family Mortgage, RB, Series B-1, FHA
    4.950%, 04/01/12                                                              $  575,000   $    548,274
  Housing Division, Single Family Program, RB, Series A, AMT
    6.350%, 10/01/07                                                                 790,000        792,773
  State Housing Division, Austin Crest Project, RB, FNMA,
    5.500%, 10/01/09                                                                 450,000        449,298
  State Housing Division, Single Family Mortgage, RB, Series B, FHA
    6.450%, 10/01/07                                                                 605,000        623,156
  State Housing Division, Single Family Mortgage, RB, Series C-1, FHA
    5.450%, 04/01/10                                                                 435,000        425,517
  State Housing Division, Single Family Mortgage, RB, Series E, FHA
    6.000%, 10/01/09                                                                 425,000        414,758
  State Multi Unit Housing, Saratoga Palms, RB, FNMA
    5.900%, 04/01/06                                                                 565,000        583,843
                                                                                               ------------
                                                                                                  7,120,785
                                                                                               ------------
NEW HAMPSHIRE -- 0.89%
  Higher Education & Health Authority, River College
    4.650%, 01/01/04                                                                 155,000        150,958
    4.750%, 01/01/05                                                                 160,000        154,859
    4.850%, 01/01/07                                                                 130,000        123,780
    4.900%, 01/01/08                                                                 185,000        174,614
  Higher Education & Health Facility, Crotched Mountain Rehabilitation Center,
    RB, Pre-Refunded @ 102 (D)
    7.500%, 01/01/00                                                                 105,000        107,732
  Higher Education & Health Facility, Kendal at Hanover Issue, RB, LOC
    5.200%, 10/01/06                                                                 775,000        770,079
    5.300%, 10/01/07                                                                 585,000        580,724
  Higher Educational & Health Authority, Franklin Pierce College, RB
    4.900%, 10/01/08                                                                 620,000        592,081
  Higher Educational & Health Authority, Franklin Pierce College, RB, ACA
    5.000%, 10/01/09                                                                 465,000        445,325
    5.100%, 10/01/10                                                                 790,000        752,436

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  35

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Municipal Bond Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  New Hampshire, Higher Educational & Health Facilities Authority, Saint Anselm
    College, RB, AMBAC
    5.150%, 07/01/29                                                              $2,000,000   $  1,742,440
                                                                                               ------------
                                                                                                  5,595,028
                                                                                               ------------
NEW JERSEY -- 0.99%
  Church Street Corporation, Keansburg Elderly Housing, Series 1994, HUD Section
    8 Assistance
    5.000%, 03/01/01                                                                 110,000        110,120
  Deptford Township, GO
    5.600%, 10/15/06                                                                 180,000        185,746
    5.850%, 10/15/07                                                                 185,000        193,218
  Economic Development Authority, Cadbury Corporation Project, RB, Series A, ACA
    4.600%, 07/01/02                                                                 200,000        198,206
    4.750%, 07/01/03                                                                 290,000        286,714
    4.850%, 07/01/04                                                                 325,000        320,444
  Economic Development Authority, RB, Series H-2, LOC
    5.000%, 10/01/05                                                                 490,000        491,250
  Essex County, Utilities Authority, Solid Waste Revenue, RB, Series A, FSA
    4.800%, 04/01/14                                                               1,000,000        903,130
  Gloucester County, Import Authority, Electric Mobility Project, RB, County
    Guaranteed
    4.250%, 11/01/01                                                                 260,000        258,864
    4.500%, 11/01/03                                                                 195,000        192,960
    4.600%, 11/01/04                                                                 105,000        103,662
    4.700%, 11/01/05                                                                 105,000        103,329
    4.750%, 11/01/06                                                                 110,000        107,692
    4.800%, 11/01/07                                                                 115,000        111,946
    5.000%, 11/01/08                                                                 125,000        122,254
    5.000%, 11/01/10                                                                 265,000        253,745
  State Building Authority, RB, ETM
    9.625%, 02/01/03                                                                 235,000        256,686
  State Education Facility Authority, Caldwell College, RB, Series A
    7.250%, 07/01/25                                                               1,105,000      1,134,857
  State Turnpike Authority, RB, ETM
    10.375%, 01/01/03                                                                830,000        912,900
                                                                                               ------------
                                                                                                  6,247,723
                                                                                               ------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
NEW MEXICO -- 0.78%
  Albuquerque, Class B-2, CMO, FGIC (A)
    0.000%, 05/15/11                                                              $6,303,000   $  2,792,481
  Bernalillo County, Multi-Family Housing, Sunchase Apartments, Series A (C)
    5.800%, 11/01/25                                                               1,400,000      1,429,806
  Mortgage Finance Authority, Single Family Mortgage Program, RB, FHLMC/
    FNMA/GNMA
    5.500%, 07/01/17                                                                 210,000        200,840
    5.600%, 07/01/28                                                                 460,000        431,342
  Santa Fe, Single Family Mortgage, RB
    8.450%, 12/01/11                                                                  61,049         63,760
                                                                                               ------------
                                                                                                  4,918,229
                                                                                               ------------
NEW YORK -- 6.92%
  Amherst, Industrial Development Agency, Multi Service Rink Complex, RB, LOC
    4.750%, 10/01/02                                                                 195,000        196,474
    5.180%, 10/01/06                                                                 335,000        339,261
  Capital District Youth Center Lease, RB, LOC
    6.000%, 02/01/17                                                                 465,000        455,658
  Dutchess County, Solid Waste Systems, RB, Series C, MBIA
    5.000%, 01/01/10                                                               2,710,000      2,566,858
  Nassau County, General Improvement, GO, Series X, AMBAC
    5.000%, 11/01/05                                                                 465,000        466,911
    5.000%, 11/01/06                                                                 465,000        464,456
  New York City, Series B, GO, AMBAC
    7.250%, 08/15/07                                                               3,625,000      4,120,719
  New York City, Housing Authority, Multi-Family Mortgage, Section 8 Assisted,
    RB, Series A, AMBAC
    5.450%, 07/01/08                                                               1,545,000      1,571,559
  New York City, Industrial Development Agency, College of Aeronautics Project
    5.000%, 05/01/06                                                                 425,000        413,283
    5.200%, 05/01/09                                                                 255,000        243,545
  New York City, Industrial Development Agency, RB, Series C, Mandatory Put
    @ 100, AMT (B)
    7.625%, 11/01/99                                                               2,515,000      2,515,000

36  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  New York, GO, MBIA
    8.000%, 08/01/06                                                              $3,640,000   $  4,254,541
  Oneida County, Industrial Development Agency, Mohawk Valley, RB, Series A, FSA
    4.550%, 02/01/04                                                                 785,000        775,101
    4.650%, 02/01/05                                                                 670,000        658,563
    4.700%, 02/01/06                                                                 855,000        836,370
    5.000%, 01/01/13                                                                 945,000        871,044
    5.200%, 02/01/13                                                                 935,000        878,909
  Oneida County, Industrial Development Agency, Mohawk Valley, RB, Series B, FSA
    5.000%, 01/01/13                                                               1,530,000      1,410,262
  Onondaga County, Industrial Development Agency, Civic Facility Revenue,
    Lemoyne College Project, RB, Series A
    5.000%, 03/01/07                                                                 220,000        210,725
    5.500%, 03/01/14                                                                 510,000        477,284
  State Dormitory Authority, Capital Appreciation, Pre-Refunded City, RB, Series
    C, ETM, FSA (A)
    0.000%, 07/01/04                                                                 105,000         82,071
  State Dormitory Authority, Hunts Point Multi Service Center, RB
    5.625%, 07/01/22                                                               2,805,000      2,652,099
  State Dormitory Authority, Lutheran Nursing Home, RB, AMBAC/FHA
    5.125%, 02/01/18                                                               1,240,000      1,095,404
  State Dormitory Authority, Long Island University, RB, Asset Guaranty
    6.000%, 09/01/08                                                               2,950,000      3,163,521
  State Dormitory Authority, Saint Mary's Hospital Amsterdam, RB, MBIA
    5.250%, 05/01/05                                                               1,250,000      1,266,675
  State Dormitory Lease Authority, State University Dormitory Facilities, RB,
    Series A, AMBAC
    5.250%, 07/01/11                                                               1,830,000      1,800,098
  State Power Authority, RB, Series C, ETM
    9.500%, 01/01/01                                                                 130,000        131,789
  State Urban Development Corporation, Correctional Facility, RB, AMBAC
    5.625%, 01/01/07                                                               4,675,000      4,791,408

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Syracuse, Housing Authority, Loretto Rest Homes, RB, Series A, FHA
    5.000%, 08/01/07                                                              $2,245,000   $  2,215,052
  Triborough Bridge & Tunnel Authority, Convention Center Project, RB, Series E
    7.250%, 01/01/10                                                                 445,000        495,797
  UFA Development Corporation, Loretto Utica Project, RB, FHA
    5.150%, 07/01/03                                                                 965,000        972,527
  Ulster County, Industrial Development Agency, Kingston Hospital Project, RB,
    LOC
    4.400%, 11/15/01                                                                 290,000        288,271
    4.500%, 11/15/02                                                                 305,000        301,157
  Yates County, Industrial Development Agency, Soldiers & Sailors Memorial
    Hospital, RB, FHA
    5.500%, 02/01/19                                                                 700,000        649,732
                                                                                               ------------
                                                                                                 43,632,124
                                                                                               ------------
OHIO -- 2.96%
  Capital Corporation for Housing Mortgage Revenue, Section 8 Assisted Project,
    RB, Series A, FHA/ MBIA
    4.500%, 01/01/03                                                                 200,000        197,490
  Capital Corporation for Housing Mortgage Revenue, Section 8 Assisted Project,
    RB, Series C, FHA/ MBIA
    5.100%, 07/01/09                                                               1,895,000      1,879,177
  Capital Corporation for Housing Mortgage Revenue, Section 8 Assisted Project,
    RB, Series E, FHA/ MBIA
    5.700%, 01/01/05                                                                 340,000        347,286
  Capital Housing Corporation Mortgage, Georgetown Section 8, RB, Series A, FHA
    6.625%, 07/01/22                                                               1,195,000      1,241,247
  Cuyahoga County, Multi-Family Housing, Water Street Association, RB, GNMA
    6.250%, 12/20/36                                                               1,215,000      1,222,642
  Hancock County, Multi-Family Housing, Crystal Glen Apartments, RB, Series C,
    LOC
    5.050%, 01/01/10                                                               1,135,000      1,094,662

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  37

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Municipal Bond Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Jefferson County, GO, Asset Guaranty
    6.625%, 12/01/05                                                              $  340,000   $    359,135
  Lorain County, Health Care Facilities, Kendal at Oberlin, RB, Series B (C)
    4.750%, 02/01/22                                                               1,465,000      1,447,068
  Lorain County, Hospital Finance Authority, Humility of Mary Health Care, RB,
    Series A, Pre-Refunded @ 100 (D)
    5.900%, 06/15/05                                                               5,515,000      5,790,695
  Lorain County, Hospital Finance Authority, Humility of Mary Health Care, RB,
    Series B, ETM
    7.200%, 12/15/11                                                                 935,000      1,006,191
  Lorain County, Hospital Finance Authority, Humility of Mary Health Care, RB,
    Series D, ETM
    7.125%, 12/15/06                                                               1,025,000      1,101,496
  Lucas-Palmer Housing Development Corporation, Palmer Gardens, RB, FHA/ MBIA
    5.900%, 07/01/07                                                                 275,000        283,693
  Stark County, Health Care Facility, Rose Land Incorporated Project, RB,
    GNMA/FHA
    5.300%, 07/20/18                                                               1,060,000        962,268
    5.350%, 07/20/23                                                               1,170,000      1,049,829
  State Mortgage, Home of Ohio, RB, FHA
    5.600%, 08/01/06                                                                 390,000        398,007
  State Pollution Control RB, General Motors Corporation Project
    6.500%, 03/01/06                                                                 235,000        240,687
                                                                                               ------------
                                                                                                 18,621,573
                                                                                               ------------
OKLAHOMA -- 1.04%
  Cleveland County, Home Loan Authority, Single Family Mortgage, Series 1992
    8.375%, 02/01/12                                                               1,310,000      1,366,042
  Grand River, Dam Authority, RB, ETM
    6.250%, 11/01/08                                                               2,795,000      2,917,868
  Housing Finance Agency, Multi-Family Housing, Northpark & Meadowlane Project,
    RB, FNMA
    5.100%, 12/01/07                                                                 870,000        855,271

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  McAlester, Public Works Authority, RB, FSA
    8.250%, 12/01/04                                                              $  115,000   $    133,405
    8.250%, 12/01/05                                                                 700,000        826,644
    8.250%, 12/01/06                                                                 175,000        209,683
  Payne County, Home Finance Authority, Single Family Mortgage, RB, Series A
    8.625%, 03/01/11                                                                 250,000        260,942
                                                                                               ------------
                                                                                                  6,569,855
                                                                                               ------------
PENNSYLVANIA -- 17.51%
  Aliquippa Beaver County, Asset Guaranty, ETM
    8.250%, 09/15/01                                                                 495,000        519,008
  Allegheny County, Hospital Development Authority, Allegheny General Hospital
    Project, RB, Series A, MBIA
    6.200%, 09/01/15                                                               3,500,000      3,440,150
  Allegheny County, Hospital Development Authority, Health Center-UPMC Health
    Systems, RB, MBIA
    4.650%, 11/01/09                                                               2,100,000      1,949,052
    5.000%, 11/01/23                                                               1,760,000      1,496,070
  Allegheny County, Hospital Development Authority, North Hills Passavant
    Hospital, RB, ETM
    6.750%, 07/01/05                                                                 305,000        322,836
  Allegheny County, Industrial Development Authority, HVL Plaza Project, RB, LOC
    6.000%, 10/01/04                                                                 935,000        929,100
  Allegheny County, Industrial Development Authority, RB, Series A
    6.700%, 12/01/20                                                                 400,000        404,608
  Allegheny County, Residential Finance Authority, Single Family Mortgage, RB,
    GNMA
    6.500%, 11/01/14                                                                 370,000        373,008
  Allegheny County, Residential Finance Authority, Single Family Mortgage, RB,
    Series CC-1, GNMA
    5.200%, 05/01/17                                                                 870,000        786,558
  Allegheny County, Residential Finance Authority, Single Family Mortgage, RB,
    Series CC-2, GNMA
    5.200%, 05/01/17                                                                 355,000        320,952

38  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Allegheny County, Residential Finance Authority, Single Family Mortgage, RB,
    Series DD-1, AMT, GNMA
    4.850%, 05/01/08                                                              $  225,000   $    215,273
  Allentown, Hospital Authority, Sacred Heart Hospital of Allentown, RB
    6.200%, 11/15/03                                                                 495,000        505,796
  Beaver County, Industrial Development Authority, Health Care Revenue, RB,
    Series A, Taxable Converted to Tax Exempt 11/1/99, GNMA
    6.200%, 05/20/10                                                               3,125,000      2,943,438
  Berks County, Municipal Authority, Health Care Pooled Financing Project, RB
    5.000%, 03/01/28                                                               1,490,000      1,226,970
  Berks County, Redevelopment Authority, Multi-Family Revenue, Woodgate
    Associate Project, RB, Series A, FNMA
    5.150%, 01/01/19                                                               2,000,000      1,799,300
  Bucks County, Saint Mary's Hospital Authority, RB, ETM
    6.625%, 07/01/04                                                                  75,000         78,737
  Cambria County, GO, FGIC
    5.000%, 08/15/08                                                                 360,000        354,942
  Chester County, Health & Education Facility, Immaculata College, RB
    4.500%, 10/15/00                                                                 245,000        245,127
    4.650%, 10/15/01                                                                 210,000        209,003
    4.750%, 10/15/02                                                                 280,000        277,015
    4.850%, 10/15/03                                                                 265,000        260,765
    4.900%, 10/15/04                                                                 330,000        322,252
    5.000%, 10/15/06                                                                 325,000        312,429
    5.000%, 10/15/07                                                                 390,000        371,034
    5.100%, 10/15/08                                                                 120,000        113,612
    5.125%, 10/15/09                                                                 280,000        262,217
    5.300%, 10/15/11                                                                 350,000        324,051
  Chester County, Health & Educational Facility Authority, Barclay Friends
    Project, RB, Series B, Mandatory Put @ 100, LOC (B)
    4.600%, 08/01/02                                                               2,900,000      2,887,211
  Clearfield, Hospital Revenue Authority, Clearfield Hospital Project, RB
    6.875%, 06/01/16                                                               1,140,000      1,176,070

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Cumberland County, Municipal Revenue Authority, Presbyterian Homes Project, RB
    6.000%, 12/01/26                                                              $1,500,000   $  1,392,345
  Dauphin County, General Authority, WW15 Term, RB, Mandatory Tender @ 100 (B)
    6.850%, 06/01/09                                                                 655,000        680,552
  Delaware County, College Revenue Authority, RB Series B
    4.750%, 10/01/06                                                                 250,000        235,945
    4.850%, 10/01/07                                                                 255,000        239,450
    4.950%, 10/01/08                                                                 425,000        396,525
    5.500%, 10/01/19                                                               3,165,000      2,807,608
  Delaware County, Housing Authority, Dunwoody Village Project, RB
    5.625%, 04/01/09                                                                 160,000        159,126
  Delaware County, Multi-Family Redevelopment Revenue Authority, Chester Heights
    Association, RB, Series A, FNMA
    5.150%, 01/01/19                                                               4,115,000      3,702,060
  Erie, Higher Education Building Authority, Gannon University Project, RB,
    Series E
    5.200%, 07/15/16                                                               1,000,000        880,070
  Erie, Higher Education Building Authority, Mercyhurst College Project, RB
    5.750%, 03/15/12                                                                 110,000        107,989
    5.850%, 03/15/17                                                                 405,000        386,293
  Erie, Higher Education Building Authority, Mercyhurst College Project, RB,
    Series B
    5.750%, 03/15/13                                                               1,700,000      1,664,215
  Falls Township, Hospital Authority, Delaware Valley Medical Center, RB, FHA
    6.900%, 08/01/11                                                               2,955,000      3,041,936
  Fayette County, Hospital Authority, Uniontown Hospital, RB, Connie Lee Insured
    5.200%, 06/15/04                                                                 260,000        262,751
    5.400%, 06/15/06                                                               1,045,000      1,058,272
    5.450%, 06/15/07                                                                 560,000        566,227
    5.550%, 06/15/08                                                               1,330,000      1,346,266
    5.650%, 06/15/09                                                               1,405,000      1,424,038

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  39

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Municipal Bond Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Greene County, Industrial Development Authority, Monongahela Power Company,
    RB, Series B, MBIA
    5.100%, 02/01/12                                                              $1,240,000   $  1,184,064
  Greene County, Industrial Development Authority, West Penn Power Company, RB,
    Series B, MBIA
    4.750%, 02/01/07                                                               3,510,000      3,407,017
  Hospital & Higher Education Authority, Health System, RB, Series A, FHA
    5.375%, 01/01/28                                                               3,270,000      2,900,621
  Hospital & Higher Education Authority, Jefferson Health Systems, RB,
    Series A, MBIA
    5.125%, 05/15/18                                                               2,000,000      1,762,920
    5.125%, 05/15/21                                                               2,000,000      1,741,940
  Housing Finance Agency, Rental Housing, RB, FNMA
    5.150%, 07/01/03                                                                 375,000        375,173
    6.500%, 07/01/23                                                               4,815,000      5,061,432
  Housing Finance Agency, Single Family Mortgage, RB, Series 1991-31A
    7.000%, 10/01/05                                                                 215,000        221,194
  Housing Finance Agency, Single Family Mortgage, RB, Series 64, AMT (A)
    0.000%, 04/01/30                                                               1,955,000      1,136,500
  Jefferson County, Municipal Authority, RB, ETM, MBIA
    7.000%, 12/01/02                                                                  65,000         67,898
  Lancaster, Sewer Authority, RB, ETM
    6.000%, 04/01/12                                                                  50,000         52,453
  Lebanon County, Good Samaritan Hospital Authority, RB, ETM
    6.800%, 11/01/01                                                                  10,000         10,266
  Lehigh County, General Purpose Authority, Muhlenberg Continuing Care, RB,
    Pre-Refunded @ 102, LOC (D)
    7.800%, 03/15/00                                                               2,170,000      2,242,760
  Lehigh County, General Purpose Authority, Muhlenberg Hospital Center, RB, ETM
    4.800%, 07/15/00                                                                 210,000        211,063
    4.800%, 07/15/00                                                                 400,000        402,024

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Monroeville, Hospital Authority, East Suburban Health Center Project, RB,
    Pre-Refunded @ 100 (D)
    7.600%, 07/01/04                                                              $  605,000   $    649,074
  Montgomery County, GO, ETM
    9.000%, 08/15/04                                                                 285,000        312,956
  Montgomery County, Higher Education Authority, Waverly Heights Project, RB
    5.000%, 01/01/03                                                                 280,000        276,640
  Montgomery County, Industrial Development Authority RB, BMHR Associated
    Project, LOC
    6.750%, 11/15/04                                                                 235,000        244,550
  Montgomery County, Industrial Development Authority, ECRI Project, RB
    6.400%, 06/01/03                                                                 355,000        354,244
  Montgomery County, Industrial Development Authority, Meadowood Corporation
    Project, RB, Series A, Pre-Refunded @ 102 (D)
    10.250%, 12/01/00                                                              2,335,000      2,530,066
  Mount Lebanon, Hospital Authority, RB, ETM
    7.000%, 07/01/06                                                                  85,000         90,968
  Northampton County, Industrial Development Authority, Strawbridge & Clothier
    Project, RB, ETM
    7.200%, 12/15/01                                                                 290,000        300,611
  Philadelphia, Authority For Industrial Development, Simpson Housing Project
    5.000%, 08/15/09                                                                 300,000        276,324
    5.000%, 08/15/10                                                                 360,000        326,336
    5.100%, 08/15/11                                                                 300,000        270,276
  Philadelphia, Hospitals & Higher Education, RB, ACA
    6.200%, 05/01/11                                                               1,920,000      1,924,416
  Philadelphia, Housing Redevelopment Authority, Multi-Family Housing, RB, HUD
    5.450%, 02/01/23                                                                 990,000        916,265
  Philadelphia, Industrial Development Authority, Elmira Jefferies Memorial
    Home, RB, FHA
    4.750%, 02/01/08                                                                 570,000        534,689

40  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Philadelphia, Industrial Development Authority, Jeanes Physicians' Office, RB,
    Series A
    9.375%, 07/01/10                                                              $  790,000   $    790,016
  Philadelphia, Industrial Development Authority, National Board of Medical
    Examiners Project, RB
    6.750%, 05/01/12                                                                 515,000        549,860
  Philadelphia, Redevelopment Authority, First Lien Mortgage, Series A
    6.500%, 01/01/29                                                                 700,000        651,721
  Philadelphia, Saint Agnes Medical Center Project, RB, ETM, FHA
    6.750%, 08/15/01                                                                 145,000        145,661
  Pittsburgh, Urban Redevelopment Authority, Center Triangle Tax Increment,
    Series A, LOC
    5.125%, 06/01/00                                                                 365,000        367,026
  Pittsburgh, Urban Redevelopment Authority, RB, Series C, AMT, FNMA/FHA
    5.950%, 10/01/29                                                                 200,000        192,696
  Pittsburgh, Urban Redevelopment, Oliver Garage Project, RB, FGIC, LOC
    5.200%, 06/01/11                                                                 380,000        362,227
  Potter County, Hospital Redevelopment Authority, Charles Cole Memorial
    Hospital, RB, Asset Guaranty
    5.100%, 08/01/02                                                                 290,000        292,050
  Pottsville, Hospital Authority, Pottsville Hospital & Warne Clinic, RB
    4.700%, 07/01/01                                                                 750,000        738,525
    4.800%, 07/01/02                                                                 780,000        760,921
    5.150%, 07/01/09                                                                 840,000        753,186
    5.500%, 07/01/18                                                               2,180,000      1,861,066
    7.250%, 07/01/24                                                                 565,000        628,557
  River Port Authority, RB, ETM
    6.500%, 01/15/11                                                                 140,000        140,451
  Rose Tree Media School District, GO, FGIC
    4.400%, 02/15/11                                                                 750,000        666,450
  Scranton-Lackawanna Counties, Health & Welfare Authority, RB
    6.625%, 04/15/07                                                                 230,000        230,442

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Seneca Valley, School District, GO, Series A, FGIC
    5.250%, 07/01/07                                                              $1,660,000   $  1,677,629
  Somerset County, Hospital Authority, Community Hospital District B, RB, Asset
    Guaranty
    5.200%, 03/01/10                                                                 565,000        544,479
    5.300%, 03/01/11                                                                 135,000        129,784
  Southeastern Pennsylvania, Greene School District, GO, ETM
    9.375%, 07/01/03                                                                   5,000          5,486
  State, COP, Series A, AMBAC
    5.400%, 07/01/09                                                                 165,000        164,372
  State Finance Authority, Municipal Capital Imports Program, RB
    6.600%, 11/01/09                                                               2,175,000      2,320,877
  State Higher Education Facility, Ursinus College, RB
    5.000%, 01/01/02                                                                 150,000        150,540
    5.100%, 01/01/03                                                                 170,000        170,678
    5.200%, 01/01/04                                                                 180,000        180,655
    5.300%, 01/01/05                                                                 205,000        205,683
    5.400%, 01/01/06                                                                 230,000        230,819
    5.850%, 01/01/17                                                               1,190,000      1,140,187
  State Higher Educational Facility, Alleghney Delaware Valley Obligation, RB,
    Series A, MBIA
    5.600%, 11/15/09                                                               1,250,000      1,231,313
    5.700%, 11/15/11                                                               2,755,000      2,707,642
  State Higher Educational Facilities Authority, Health Services Revenue, RB,
    Series A,
    7.000%, 01/01/09                                                               4,500,000      4,790,385
  State Higher Educational Facilities Authority, UPMC Health Systems, RB,
    Series A, FSA
    5.250%, 08/01/10                                                               1,000,000        975,860
    5.250%, 08/01/11                                                               1,000,000        964,220
  State Higher Educational Facility Authority, College & University Revenue, RB,
    Asset Guaranty
    5.150%, 03/15/20                                                               1,000,000        862,790
  State Higher Educational Facility Authority, Health Services Revenue,
    Allegheny Delaware Valley Obligation, RB, Series A, MBIA
    5.400%, 11/15/07                                                                 250,000        246,188

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  41

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Municipal Bond Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  State Higher Educational Facility Authority, Health Services Revenue,
    Allegheny Delaware Valley Obligation, RB, Series C, MBIA
    5.875%, 11/15/18                                                              $1,800,000   $  1,770,192
  State Higher Educational Facility, Gwynedd Mercy College, RB
    5.000%, 11/01/08                                                               1,300,000      1,265,784
  State Higher Educational Facility, University of The Arts, RB, Asset Guaranty
    5.300%, 03/15/02                                                                 325,000        308,510
    4.750%, 03/15/05                                                                 155,000        151,612
    4.850%, 03/15/06                                                                 250,000        243,937
    5.100%, 03/15/09                                                                 290,000        280,705
    5.200%, 03/15/10                                                                 305,000        293,894
    5.250%, 03/15/11                                                                 325,000        310,761
  Williamsport, Multi-Family Housing Authority, RB, Series A, MBIA
    5.250%, 01/01/15                                                               1,445,000      1,343,343
  York County, Hospital Authority, Hanover Hospital Incorporated, RB, AMBAC
    4.600%, 12/01/09                                                                 925,000        853,590
  York, Housing Redevelopment Mortgage Corporation, RB, Series A
    6.875%, 11/01/09                                                               1,105,000      1,119,607
                                                                                               ------------
                                                                                                110,335,369
                                                                                               ------------
RHODE ISLAND -- 0.70%
  Central Falls, GO, Pre-Refunded @ 103 (D)
    9.250%, 11/15/00                                                                 170,000        183,209
  Rhode Island, State Industrial Facility Corporation, Crystal Thermoplastics
    Project, Series A
    6.950%, 08/01/14                                                                 355,000        353,165

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  State Industrial Facilities Corporation, Industrial Development Revenue,
    Building Authority Program, RB, AMT, IRBA
    4.700%, 04/01/05                                                              $  215,000   $    206,903
    4.800%, 04/01/06                                                                 230,000        219,963
    4.900%, 04/01/07                                                                 235,000        223,412
    5.000%, 04/01/08                                                                 200,000        189,066
    5.100%, 04/01/09                                                                 260,000        244,473
    5.200%, 04/01/10                                                                 275,000        257,271
    5.250%, 04/01/11                                                                 290,000        268,905
    5.300%, 04/01/12                                                                 305,000        281,198
    5.350%, 04/01/13                                                                 325,000        299,780
    5.400%, 04/01/14                                                                  65,000         59,357
    5.500%, 04/01/19                                                                 385,000        354,138
    5.600%, 04/01/24                                                                 470,000        428,471
  West Warwick, GO, Series A, Asset Guaranty
    7.300%, 07/15/08                                                                 785,000        850,382
                                                                                               ------------
                                                                                                  4,419,693
                                                                                               ------------
SOUTH CAROLINA -- 1.85%
  Economic Jobs Development, Westminster Presbyterian, RB, Series A
    5.125%, 11/15/08                                                                 995,000        923,062
  Job Economic Development, Caterpillar Incorporated Project, RB
    5.050%, 06/01/08                                                                 465,000        440,681
  Myrtle Beach, Convention Center Project, COP, ETM
    6.750%, 07/01/02                                                               1,125,000      1,162,508
  State Housing Finance & Development Authority, Bryton Point Apartments
    Project, Mandatory Put @ 100, FNMA (B)
    5.700%, 06/01/05                                                               2,850,000      2,930,712
  State Housing Finance & Development Authority, Runway Bay Apartments
    Projects, RB
    5.500%, 12/01/05                                                                 790,000        794,013
  State Housing Finance & Development Authority, Westbury Plantation, RB, FHA
    6.050%, 07/01/27                                                                 430,000        429,380
  State Housing Finance Authority, Hunting Ridge Apartments, RB, Mandatory Put
    @100 (B)
    6.750%, 06/01/10                                                                 935,000        962,900

42  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  York County, Industrial Revenue, Hoechst Celanese, RB, AMT
    5.700%, 01/01/24                                                              $4,500,000   $  3,988,890
                                                                                               ------------
                                                                                                 11,632,146
                                                                                               ------------
SOUTH DAKOTA -- 0.20%
  Housing Development Authority, Multi-Family Housing, RB, Series B, HUD
    7.000%, 04/01/12                                                                 935,000        981,441
  State Building Authority, RB
    10.500%, 09/01/00                                                                245,000        258,061
                                                                                               ------------
                                                                                                  1,239,502
                                                                                               ------------
TENNESSEE -- 1.42%
  Greeneville, Health & Education Facility Board, Southern Advent Hospital, RB,
    ETM
    8.700%, 10/01/09                                                                 310,000        364,309
  Nashville & Davidson Counties, Health & Education Facilities Board, Homes
    Inc. Project, RB, Series C, Pre-Refunded @ 105 (D)
    9.000%, 10/01/07                                                                 235,000        295,731
  Nashville & Davidson County, Health & Education Facilities Board, Modal
    Health, RB, Asset Guaranty
    5.500%, 05/01/23                                                                 800,000        722,048
  Nashville & Davidson County, Health & Education Facility Revenue Board,
    Multi-Family Housing, RB, Mandatory Put @ 100, FNMA (B)
    5.200%, 02/01/06                                                               2,000,000      1,969,460
  Nashville & Davidson, Multi-Family Housing, Welch Bend Apartments, RB, Series
    A, FNMA (C)
    5.500%, 01/01/27                                                               1,990,000      2,015,691
  Shelby County, Health Educational & Housing Facility Board, Methodist Health
    Systems, RB, MBIA
    5.200%, 08/01/13                                                               1,920,000      1,813,402

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Shelby County, Multi-Family Housing, Windsor Apartments, RB, Series A, Asset
    Guaranty
    6.500%, 10/01/07                                                              $1,240,000   $  1,297,225
    6.750%, 10/01/17                                                                 460,000        484,302
                                                                                               ------------
                                                                                                  8,962,168
                                                                                               ------------
TEXAS -- 5.36%
  Austin, Hotel Occupancy Tax, RB, Series A, AMBAC
    5.125%, 11/15/14                                                               1,670,000      1,547,071
  Austin, Water, Sewer & Electric Revenue, RB
    14.000%, 11/15/01                                                                715,000        782,668
  Austin, Water, Sewer & Electric Revenue, RB, ETM
    14.000%, 11/15/01                                                                  5,000          5,665
  Bexar County, Housing Finance Corporation, GO (A)
    0.000%, 03/01/15                                                               1,650,000        591,591
  Brazos, Higher Education Authority, RB, Series C-1, AMT
    5.700%, 06/01/04                                                                 485,000        499,744
  Bryon, Higher Education Authority, Allen Academy Project, RB, Series A
    6.500%, 12/01/06                                                                 400,000        392,428
    7.300%, 12/01/16                                                               1,635,000      1,581,078
  Capital Area, Housing Finance Corporation, IDK Partners II Trust, Series A
    6.500%, 11/01/19                                                               1,725,958      1,659,078
  Collin County, Housing Financial Corporation, Preston Bend Apartments Project,
    RB, Mandatory Put @ 100 (B)
    6.500%, 09/01/03                                                                 935,000        945,668
  De Soto, Housing Finance Corporation, The Colonies Apartments Project, RB,
    Mandatory Put @ 100, FNMA (B)
    5.125%, 10/01/06                                                               3,400,000      3,368,244
  Del Rio, GO, Asset Guaranty
    7.500%, 04/01/03                                                                 115,000        122,706
    7.500%, 04/01/04                                                                 185,000        199,563
    7.500%, 04/01/08                                                                  95,000        105,101
    7.500%, 04/01/09                                                                 185,000        203,319
    6.500%, 04/01/10                                                                  95,000         97,909
    5.550%, 04/01/11                                                                  45,000         42,805
    5.650%, 04/01/13                                                                  95,000         89,390
    5.750%, 04/01/16                                                                  45,000         41,836
    5.750%, 04/01/17                                                                 235,000        217,227

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  43

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Municipal Bond Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Denison, Hospital Authority, Texoma Medical Center, RB, ETM
    7.125%, 07/01/08                                                              $  155,000   $    169,393
  Edgewood, Independent School District, RB
    4.900%, 08/15/08                                                                 660,000        612,163
    5.000%, 08/15/09                                                                 690,000        636,504
    5.000%, 08/15/10                                                                 725,000        658,264
    5.250%, 08/15/13                                                                 805,000        729,153
  Gregg County, Housing Finance Corporation, Summer Lake Project, RB, Series A,
    Mandatory Put @ 100 (B)
    6.400%, 03/01/06                                                                 765,000        795,967
  Gulf Coast Waste Disposal Authority, Atlantic Richfield Company Project, RB,
    Pre-Refunded @ 100 (D)
    6.500%, 08/01/03                                                                 170,000        175,897
  Harris County, Housing Finance Corporation, Cypress Ridge Apartments, RB, FSA
    5.650%, 06/01/06                                                                 260,000        263,692
  Harris County, Toll Road Authority, GO, MBIA (A)
    0.000%, 08/15/01                                                               1,065,000        983,091
  Houston, Housing Finance Corporation, RB, Series 1996 A-2 (A)
    0.000%, 06/01/14                                                               1,710,000        591,318
  Houston, Housing Finance Corporation, Series 1996 A-1, RB
    8.000%, 06/01/14                                                               2,010,000      2,054,200
  Houston, Port Authority, Airport and Marina Improvement, RB
    5.750%, 05/01/02                                                                 180,000        182,173
  Houston, Sewer Systems, RB, ETM
    5.400%, 10/01/04                                                                  90,000         91,550
    6.375%, 10/01/08                                                                  80,000         84,898
  McAllen, Development Corporation, RB, FSA
    4.700%, 02/15/08                                                                 235,000        222,355
    4.800%, 02/15/09                                                                 235,000        221,502
  Northeast Hospital Authority, RB, ETM
    8.000%, 07/01/08                                                                 595,000        668,423
  Odessa, Housing Finance Corporation, Single Family Mortgage, RB, Series A,
    FNMA
    8.450%, 11/01/11                                                                 178,679        188,778

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Panhandle, Regional Housing Finance Corporation, Single Family Mortgage, RB,
    Series A, GNMA
    7.500%, 05/01/24                                                              $  410,000   $    415,613
  Panhandle-Plains, Higher Education Authority, RB, Series D
    5.100%, 09/01/03                                                                 145,000        145,190
    5.250%, 03/01/05                                                                 125,000        124,416
  Robstown, Electric Light & Power Revenue, RB
    6.000%, 12/01/02                                                                 100,000        100,132
    6.000%, 12/01/03                                                                 100,000        100,132
    6.000%, 12/01/04                                                                 100,000        100,132
    6.000%, 12/01/05                                                                 100,000        100,132
    6.000%, 12/01/06                                                                 100,000        100,132
  State Department Housing & Community Affairs, Meadow Ridge Apartments
    Project, RB, FNMA
    5.050%, 08/01/08                                                               1,475,000      1,462,536
  State Department Housing & Community Affairs, Volente Project, RB, FNMA
    5.000%, 07/01/08                                                               1,095,000      1,077,535
  Tarrant County, Health Facility, South Central Nursing, RB, Series A, MBIA
    6.000%, 01/01/37                                                                 225,000        219,746
  Tarrant County, Housing Finance Corporation, Multi-Family Housing, Summit
    Project, RB, Series A, Mandatory Put @ 100, FNMA (B)
    5.080%, 09/01/07                                                               1,870,000      1,846,101
  Texarkana, Housing Finance Corporation, Summerhill, RB, Series A, GNMA
    5.550%, 01/20/07                                                                 215,000        217,017
  Tom Green County, Hospital Authority, ETM
    7.875%, 02/01/06                                                                 680,000        741,778
  Travis County, Housing Finance Corporation, Broadmoor Apartments Project, RB,
    FSA
    5.700%, 06/01/06                                                                 895,000        910,170
  Webb County, COP, Series A, Asset Guaranty
    5.100%, 10/01/07                                                                 700,000        697,718
    5.200%, 10/01/08                                                                 725,000        732,149
    5.300%, 10/01/09                                                                 750,000        762,225

44  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Willow Fork, Drain District, GO, AMBAC
    4.600%, 09/01/05                                                              $   80,000   $     77,519
    4.600%, 09/01/06                                                                 225,000        215,649
    4.650%, 09/01/07                                                                 400,000        379,240
    4.700%, 09/01/08                                                                 265,000        248,954
    4.800%, 09/01/09                                                                 390,000        364,931
    4.900%, 09/01/10                                                                 405,000        377,918
    4.900%, 09/01/11                                                                 480,000        440,246
                                                                                               ------------
                                                                                                 33,779,723
                                                                                               ------------
UTAH -- 1.81%
  Brigham City, Special Assessment Bond, Pre-Refunded @ 102 (D)
    9.000%, 08/01/00                                                                 250,000        260,445
  Clearfield City, Multi-Family Housing Mortgage, OakStone Apartments, RB,
    Series A, AMT, FHA
    5.850%, 05/01/39                                                               3,615,000      3,414,006
  Hilldale, GO
    7.500%, 12/15/03                                                                 330,000        344,744
  Provo City, Housing Authority, Multi-Family Housing, Lookout Pointe
    Apartments, RB, GNMA
    6.000%, 07/20/28                                                                 540,000        563,398
  State Housing Agency, Single Family Mortgage, RB, FHA
    5.400%, 07/01/20                                                               2,100,000      1,913,268
  State Housing Finance Agency, Single Family Mortgage, A-2-CL-III
    5.200%, 07/01/11                                                                 455,000        439,444
  State Housing Finance Agency, Single Family Mortgage, RB, FHA
    5.250%, 07/01/12                                                                 325,000        306,719
    7.600%, 01/01/22                                                                  35,000         35,601
  State Housing Finance Agency, Single Family Mortgage, RB, Series A-2,
    Class III, AMT, FHA/VA
    5.050%, 07/01/12                                                                 600,000        554,022
  State Housing Finance Agency, Single Family Mortgage, RB, Series A-2I, FHA
    5.400%, 07/01/16                                                                 865,000        811,482
  State Housing Finance Agency, Single Family Mortgage, RB, Series B-2, FHA
    5.250%, 07/01/11                                                                 510,000        486,407

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  State Housing Finance Agency, Single Family Mortgage, RB, Series F-1,
    Class I, FHA
    5.500%, 07/01/16                                                              $  390,000   $    372,758
  State Housing Finance Agency, Sub-Single Family Mortgage, RB, AMBAC
    5.850%, 07/01/07                                                                 605,000        613,143
  Weber County, Municipal Building Authority, RB, Asset Guaranty
    6.750%, 12/15/04                                                               1,190,000      1,278,977
                                                                                               ------------
                                                                                                 11,394,414
                                                                                               ------------
VIRGINIA -- 1.03%
  Alexandria Redevelopment & Housing Authority, Multi-Family Housing, United
    Dominion-Parkwood Court, RB
    6.625%, 05/01/24                                                               2,795,000      2,874,490
  Newport News, Industrial Development Authority, Mennowood Communities, RB,
    Series A, GNMA
    7.250%, 08/01/16                                                               1,105,000      1,210,671
  Richmond, Metro Expressway Authority, RB, Partially Pre-Refunded @ 102, AMBAC
    7.000%, 10/15/00                                                               1,490,000      1,633,487
  State Housing Development Authority, Multi-Family Mortgage, RB, Series D
    6.800%, 11/01/09                                                                 750,000        787,065
                                                                                               ------------
                                                                                                  6,505,713
                                                                                               ------------
VERMONT -- 0.26%
  Education & Health Building Finance Authority, Norwich University Project, RB
    4.300%, 07/01/00                                                                 105,000        104,892
    4.750%, 07/01/04                                                                 190,000        185,980
    5.000%, 07/01/06                                                                 345,000        335,261
    5.000%, 07/01/07                                                                 380,000        365,678
    5.750%, 07/01/13                                                                 655,000        632,113
                                                                                               ------------
                                                                                                  1,623,924
                                                                                               ------------
WASHINGTON -- 1.47%
  Grays Harbor County, Public Utility District Number 1, RB, ETM,
    5.375%, 01/01/06                                                                 350,000        355,765
  King County, Housing Authority, Multi-Family Mortgage, Section 8 Assisted, RB,
    Series A
    7.000%, 08/01/03                                                                 575,000        577,553

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  45

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Municipal Bond Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  King County, Housing Authority, Multi-Family Mortgage, Section 8 Assisted, RB,
    Series B
    7.000%, 08/01/03                                                              $  175,000   $    175,774
  Seattle, Low Income Housing Assistance Authority, Kin On Project, RB,
    Series A, GNMA
    7.400%, 11/20/36                                                               1,402,000      1,560,356
  Spokane, Housing Authority, Valley 206 Apartments, RB, Series A
    5.625%, 04/01/28                                                                 935,000        851,720
  Spokane, Housing Authority, Valley 206 Apartments, RB, Series B, LOC
    5.750%, 04/01/28                                                                 555,000        518,986
  State Housing Finance Commision, Convention Deferred Interest, RB, Series 4A,
    AMT, FNMA/ GNMA (A)
    0.000%, 12/01/20                                                               3,055,000      1,731,360
  State Housing Finance Commision, RB, Series B, FNMA
    6.900%, 07/01/16                                                               1,370,000      1,375,001
  State Housing Finance Commission, Nonprofit Housing Revenue, Presbyterian
    Ministries, RB, Series A, ACA
    5.100%, 01/01/14                                                               1,235,000      1,151,007
    5.300%, 01/01/19                                                               1,040,000        949,904
                                                                                               ------------
                                                                                                  9,247,426
                                                                                               ------------
WEST VIRGINIA -- 1.45%
  Beckley, Nursing Facility, Beckley Healthcare Corporation Project, RB, LOC
    5.550%, 09/01/08                                                                 230,000        224,977
    5.700%, 09/01/09                                                                 190,000        183,686
  Harrison County, CMO, Series B, AMBAC (A)
    0.000%, 10/20/10                                                               2,637,000      1,142,296
  Marshall County, Capital Appreciation, RB, MBIA (A)
    0.000%, 05/01/14                                                               2,805,000        926,071
  Mason County, Point Pleasant Haven, RB, LOC
    6.200%, 12/01/05                                                                 795,000        796,049
  Preston County, Pollution Control Authority, Community-Monoogahela, RB,
    Series C
    4.500%, 03/01/03                                                               5,000,000      4,896,200

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Raleigh Fayette & Nicholas County, Series B, AMBAC (A)
    0.000%, 06/20/10                                                              $2,027,000   $    940,751
                                                                                               ------------
                                                                                                  9,110,030
                                                                                               ------------
WISCONSIN -- 1.76%
  Housing & Economic Development Authority, RB, Series B, AMT
    4.950%, 09/01/09                                                                 375,000        351,889
  Oshkosh, Hospital Facility, Mercy Medical Center, RB, Pre-Refunded @ 100 (D)
    7.375%, 07/01/07                                                                 210,000        241,727
  Pewaukee, Industrial Development Authority, Lake Country Development Project,
    RB, LOC
    5.800%, 06/01/04                                                                 100,000        102,064
    5.900%, 06/01/05                                                                 105,000        107,464
    6.000%, 06/01/06                                                                 130,000        133,424
  Shell Lake, Nursing Home Revenue, Terraceview Living, RB, GNMA
    5.300%, 09/20/18                                                               1,630,000      1,458,100
  State Health & Education Facility, Richland Hospital Inc Project, RB,
    Series A, ACA
    5.375%, 06/01/28                                                               3,335,000      2,866,766
  State Health & Educational Facilities, Sister Sorrowful Mothers, RB,
    Series A, MBIA
    5.100%, 08/15/07                                                               1,060,000      1,047,057
    5.200%, 08/15/08                                                               1,560,000      1,538,893
    5.300%, 08/15/09                                                               1,110,000      1,095,415
  State Health & Educational Facilities, Viterbo College Incorporated Project,
    RB, LOC
    5.250%, 02/01/04                                                                 110,000        110,657
    5.400%, 02/01/05                                                                  95,000         95,769
    5.750%, 02/01/12                                                                 490,000        483,179
    6.000%, 02/01/17                                                                 505,000        501,197
  Waupun, School District, GO, FGIC
    5.625%, 04/01/11                                                                 580,000        585,672
  West Bend, GO
    6.400%, 02/01/05                                                                 140,000        147,454
  Whitewater, Waterworks Systems Mortgage
    7.500%, 07/01/16                                                                 235,000        246,753
                                                                                               ------------
                                                                                                 11,113,480
                                                                                               ------------

46  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
WYOMING -- 1.03%
  Cheyenne, Federal Mineral Royalty, RB
    6.200%, 06/01/09                                                              $  935,000   $    973,616
  Community Development Authority, RB, Series 5, AMT
    5.700%, 12/01/07                                                                 185,000        186,658
  Community Development Authority, Single Family Mortgage, RB, Series B, FHA
    8.125%, 06/01/21                                                                 125,000        128,171
  Multi-Family Community Development Authority, Aspen Court Apartments Project,
    RB, Series A, Mandatory Put @ 100, AMT, LOC (B)
    4.750%, 12/01/08                                                               3,000,000      2,844,720
  Teton County Hospital, St. John's, RB, ACA
    5.000%, 12/01/03                                                                 310,000        307,167
  Teton County, School District Number 1 Project, RB, MBIA
    5.000%, 06/01/05                                                               2,070,000      2,072,899
                                                                                               ------------
                                                                                                  6,513,231
                                                                                               ------------
Total Municipal Bonds
 (Cost $629,562,557)                                                                            609,233,641
                                                                                               ------------
TAX-EXEMPT ASSET-BACKED SECURITIES -- 0.64%
  Bridlewood Village Apartments, Participation Certificate, Class A, FHA
    5.600%, 09/01/21                                                               1,683,829      1,683,829
  FHA Insured Trust, Series 1996-1, Class A-2, Private Placement
    6.750%, 02/01/13                                                                 606,877        611,428
  FHA Insured Trust, Series 1996-1, Class A-3, Private Placement
    7.000%, 07/01/23                                                               1,713,380      1,726,231
                                                                                               ------------
Total Tax-Exempt Asset-Backed Securities (Cost $4,004,086)                                        4,021,488
                                                                                               ------------
                                                                                    SHARES
                                                                                  -----------
CASH EQUIVALENT -- 1.18%
  Provident Institutional Municipal Cash Fund
    (Cost $7,436,346)                                                              7,436,346      7,436,346
                                                                                               ------------
Total Investments -- 98.51%
 (Cost $641,002,989)                                                                            620,691,475
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.49%                                                    9,377,380
                                                                                               ------------
Net Assets -- 100.0%                                                                           $630,068,855
                                                                                               ============

(A)  ZERO COUPON SECURITY
(B)  MANDATORY PUT/TENDER SECURITY. THE MANDATORY PUT/TENDER DATE IS SHOWN AS
     THE MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
(C)  VARIABLE RATE SECURITY. THE RATE REPORTED ON THE SCHEDULE OF INVESTMENTS
     IS THE RATE IN EFFECT AS OF OCTOBER 31, 1999.
(D)  PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE
     ON THE SCHEDULE OF INVESTMENTS.
AMT  INCOME FROM SECURITY MAY BE SUBJECT TO ALTERNATIVE MINIMUM TAX.
CMO  COLLATERIZED MORTGAGE OBLIGATION
COP  CERTIFICATE OF PARTICIPATION
ETM  ESCROWED TO MATURITY
GO   GENERAL OBLIGATION
LOC  SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT BY A MAJOR
     COMMERCIAL BANK.
RB   REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE
SECURITIES AS DEFINED IN THE SCHEDULE OF INVESTMENTS.
ACA             AMERICAN CAPITAL ACCESS
AMBAC           AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ASSET GUARANTY  ASSET GUARANTY
AXA             AXA INSURANCE
BIGI            BOND INVESTORS GUARANTY INSURANCE
FGIC            FINANCIAL GUARANTY INSURANCE COMPANY
FHA             FEDERAL HOUSING ADMINISTRATION
FHLMC           FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA            FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA             FINANCIAL SECURITY ASSURANCE
GNMA            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD             HOUSING & URBAN DEVELOPMENT
IRBA            INDUSTRIAL RECREATION BUILDING AUTHORITY
MBIA            MUNICIPAL BOND INVESTORS ASSURANCE
VA              VETERANS ADMINISTRATION

Fixed Income Fund

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 34.42%
  Access Financial Manufacturing Housing Contract Trust, Series 1995-1,
    Class A3
    7.100%, 05/15/21                                                              $   740,000  $      740,762
  Air 2 US, 144A
    8.027%, 10/01/19                                                               18,355,000      18,355,000
  America West Airlines, Series 144A
    7.930%, 01/02/19                                                               18,675,000      18,712,910
  American United Life Insurance, 144A
    7.750%, 03/30/26                                                                8,425,000       8,139,317

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  47

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Fixed Income Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
  Archstone Community Trust
    7.200%, 04/15/03                                                              $24,500,000  $   24,278,741
  Aristar
    7.375%, 09/01/04                                                                3,565,000       3,589,328
  Banamex, 144A
    7.500%, 10/01/06                                                               21,725,000      21,799,680
  BFC Finance, Series 1996-A
    7.375%, 12/01/17                                                                7,925,000       7,931,182
  Cinergy Global Resources, 144A
    6.200%, 11/03/08                                                                9,100,000       8,411,503
  Cleveland Electric Illuminat
    7.430%, 11/01/09                                                                9,250,000       9,036,270
  Colonial Realty, MTN
    7.930%, 08/09/02                                                               18,375,000      18,330,661
  Columbus Southern Power, MTN
    6.550%, 06/26/08                                                               14,640,000      13,911,367
  Continental Airlines, Series 99-2
    7.566%, 09/15/21                                                                3,778,000       3,702,289
  Diversified REIT Trust, Series 1999-1A, Class A2
    6.780%, 03/18/11                                                                5,200,000       4,922,125
  Eastern Energy, 144A
    6.750%, 12/01/06                                                                9,828,000       9,382,005
  Farmers Insurance Exchange, 144A
    8.625%, 05/01/24                                                                9,230,000       9,433,540
  First American Financial
    7.550%, 04/01/28                                                                5,795,000       5,229,669
  Ford Motor Credit
    7.375%, 10/28/09                                                               28,300,000      28,555,832
  HSBC America Capital Trust, 144A
    7.808%, 12/15/26                                                                9,070,000       8,265,010
  HSBC Americas
    7.000%, 11/01/06                                                               12,850,000      12,589,209
  Jackson National Life Insurance, 144A
    8.150%, 03/15/27                                                                5,575,000       5,628,598
  Lehman Brothers
    11.625%, 05/15/05                                                               4,410,000       5,231,971
  Lumbermens Mutual Casualty, 144A
    8.450%, 12/01/97                                                                3,000,000       2,536,908
  National Bank of Canada
    7.750%, 11/01/09                                                                1,835,000       1,832,358
  Norwest Corp., MTN
    6.875%, 08/08/06                                                                3,424,000       3,345,902
  Ohio National Life Insurance, 144A
    8.500%, 05/15/26                                                                3,725,000       3,840,408
  Paine Webber Group, MTN
    6.650%, 10/15/02                                                               12,405,000      12,208,033
    6.790%, 10/04/04                                                                3,260,000       3,173,991

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
  Pemex Finance, 144A
    5.720%, 11/15/03                                                              $ 5,000,000  $    4,887,800
    6.550%, 02/15/08                                                               22,775,000      21,684,305
    7.330%, 05/15/12                                                               11,575,000      11,205,179
  PP&L Capital Funding, Series MBIA
    6.790%, 11/22/04                                                               25,605,000      25,497,792
  Prologis Trust
    7.100%, 04/15/08                                                                6,544,000       6,151,196
  Puget Sound Energy
    6.740%, 06/15/18                                                                  730,000         669,143
  Rohm & Haas Company, 144A
    7.400%, 07/15/09                                                               14,325,000      14,502,172
  Security Capital Industrial
    8.720%, 03/01/09                                                                9,175,000       9,387,677
    7.625%, 07/01/17                                                               18,985,000      17,450,765
  Summit Properties Partnership, MTN
    6.750%, 07/30/01                                                               27,500,000      27,023,727
  Union Acceptance, Series 1999-A, Class A4
    5.700%, 06/08/04                                                               18,625,000      18,188,243
  Union Center Life, 144A
    8.200%, 01/01/26                                                                1,845,000       1,694,310
  Washington Mutual
    7.500%, 08/15/06                                                                4,336,000       4,356,153
                                                                                               --------------
Total Corporate Obligations
  (Cost $446,045,276)                                                                             435,813,031
                                                                                               --------------
ASSET-BACKED SECURITIES -- 15.70%
  Aames Mortgage Trust, Series 1998-C, Class A4F
    6.268%, 01/15/27                                                                9,900,000       9,605,871
  Americredit Automobile Receivables Trust, Series 1999-B, Class A4
    5.960%, 03/05/06                                                               24,025,000      23,618,977
  Americredit Automobile Receivables Trust, Series 1999-C, Class A3
    6.840%, 10/05/03                                                                7,604,000       7,654,567
  Americredit Automobile Receivables Trust, Series 1999-D, Class A3
    7.020%, 12/12/05                                                                  478,000         479,793
  Amresco Residential Securities Mortgage Loan, Series 1997-3, Class A3
    6.600%, 01/25/18                                                                   69,474          69,192
  Arcadia Automobile Receivables Trust, Series 1999-C, Class A3
    7.200%, 06/15/07                                                                  642,000         647,232

48  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
  ARG Funding Corporation, Class 1999-1A, Class A3
    6.020%, 05/20/05                                                              $10,840,000  $   10,433,608
  Chemical Master Credit Card Trust, Series 1995-3, Class A
    6.230%, 08/15/02                                                                2,948,000       2,924,593
  Copelco Capital Funding, Series 1999-B, Class A4
    6.900%, 12/18/04                                                                3,685,000       3,676,364
  FMAC Loan Receivables Trust, Series 1998-DA, Class A2
    6.404%, 12/01/19                                                               10,000,000       9,337,500
  Green Tree Home Improvement Loan Trust, Series 1998-D, Class HIB1
    7.700%, 06/15/29                                                                9,150,000       8,931,681
  Green Tree Home Improvement Loan Trust, Series 1998-E, Class HIB1
    7.790%, 02/15/15                                                                2,500,000       2,422,950
  Green Tree Home Improvement Loan Trust, Series 1999-E, Class B1
    10.340%, 03/15/15                                                               7,240,000       7,268,453
  Household Automotive Trust III, Series 1999-1, Class A3
    6.330%, 06/17/03                                                               10,146,000      10,122,969
  Household Automotive Trust III, Series 1999-1, Class A4
    6.650%, 04/17/06                                                                6,125,000       6,131,370
  Lehman Home Equity Loan Trust, Series 1995-7, Class A3
    6.840%, 03/25/12                                                                2,568,179       2,560,732
  MMCA Automobile Trust, Series 1999-2, Class A3
    7.000%, 05/15/04                                                               18,700,000      18,695,208
  PECO Energy Transition Trust, Series 1999-A, Class A6
    6.050%, 03/01/09                                                               18,850,000      17,840,394
  Sears Credit Account Master Trust, Series 1997-1, Class A
    6.200%, 07/16/07                                                                2,033,000       2,015,882
  Southern Pacific Secured Assets, Series 1997-4, Class A4
    6.630%, 11/25/25                                                               16,411,454      16,329,560

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
  Southern Pacific Secured Assets, Series 1998-1, Class A5
    6.460%, 01/25/26                                                              $10,997,000  $   10,907,374
  The Money Store Home Equity Trust, Series 1997-A, Class A9
    7.235%, 05/15/28                                                               10,000,000      10,020,600
  UCFC Home Equity Loan, Series 1994-D1, Class A4
    8.775%, 02/10/16                                                                2,443,912       2,462,853
  UCFC Home Equity Loan, Series 1997-D, Class A-2
    6.475%, 06/15/12                                                                  368,864         368,075
  Union Acceptance, Series 1999-B, Class A4
    6.110%, 09/08/05 (C)                                                            8,110,000       8,008,220
  World Omni Automobile Lease Securitization, Series 1997-B, Class A4
    6.200%, 11/25/03                                                                6,261,713       6,255,325
                                                                                               --------------
Total Asset-Backed Securities
  (Cost $201,629,627)                                                                             198,789,343
                                                                                               --------------
MORTGAGE-BACKED SECURITIES -- 13.53%
  Associates Manufactured Housing, Series 1997-2, Class A5
    6.675%, 03/15/28                                                               10,035,000       9,903,240
  Chase Mortgage Finance, REMIC, Series 1994-B, Class A1
    6.750%, 02/25/25                                                                  580,693         578,126
  First Union - Lehman Brothers Commerical Mortgage, CMO, Series 1997-C1,
    Class A3
    7.380%, 04/18/07                                                               26,477,000      26,557,755
  General Electric Capital Mortgage Services, Inc., CMO, Series 1999-18,
    Class A12
    7.000%, 11/25/29                                                               18,430,000      17,731,134
  General Electric Capital Mortgage Services, Inc., CMO, Series 1999-14,
    Class A8
    6.500%, 06/25/29                                                                5,380,000       4,674,305
  General Electric Capital Mortgage Services, Inc., REMIC, Series 1994-10,
    Class A10
    6.500%, 03/25/24                                                                2,555,650       2,457,334
  General Electric Capital Mortgage Services, Inc., REMIC, Series 1997-7,
    Class A7
    7.500%, 08/25/27                                                                2,730,652       2,739,335

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  49

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Fixed Income Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
  Green Tree Financial Corporation, Series 1998-3, Class B1
    7.290%, 03/01/30                                                              $   150,000  $      134,243
  Green Tree Financial Corporation, Series 1999-2, Class B1
    8.410%, 03/01/30                                                                2,000,000       1,859,740
  Green Tree Financial Corporation, Series 1999-4, Class B1
    8.750%, 05/01/31                                                                4,000,000       3,789,880
  Green Tree Financial Corporation, Series 1994-6, Class A5
    8.250%, 01/15/20                                                                4,655,000       4,740,233
  Green Tree Financial Corporation, Series 1997-5, Class A6
    6.820%, 05/15/29                                                               11,885,000      11,538,909
  Green Tree Financial Corporation, Series 1996-2, Class A4
    7.200%, 04/15/27                                                                6,520,000       6,514,067
  Green Tree Financial Corporation, Series 1996-5, Class A5
    7.450%, 07/15/27                                                                4,145,000       4,198,636
  Green Tree Financial Corporation, Series 1997-6, Class B1
    7.170%, 01/15/29                                                                2,795,000       2,527,407
  Green Tree Financial Corporation, Series 1998-2, Class B1
    7.360%, 10/01/20                                                                9,310,000       8,384,121
  Green Tree Financial Corporation, Series 1998-4, Class B1
    7.260%, 01/01/22                                                               10,570,000       9,431,188
  Green Tree Home Improvement Loan Trust, Series 1996-F, Class HEA3
    6.900%, 01/15/28                                                                2,449,275       2,452,287
  Merrill Lynch Mortgage Investors, Series 1990-C, Class B, 144A
    9.700%, 06/15/10                                                                8,518,289       8,779,737
  Merrill Lynch Mortgage Investors, Series 1991-I, Class A
    7.650%, 01/15/12                                                                  306,903         307,081
  Merrill Lynch Mortgage Investors, Series 1995-C1, Class A
    7.125%, 05/25/15                                                                1,293,862       1,290,226

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
  Norwest Asset Securities, REMIC, Series 1997-14, Class A2
    6.750%, 10/25/27                                                              $17,199,000  $   17,152,735
  NYC Mortgage Loan Trust, Series 1996, Class A3, 144A
    6.750%, 09/25/19                                                                8,615,000       7,761,577
  Oakwood Mortgage Investors, Series 1996-B, Class A3
    7.100%, 10/15/26                                                                3,393,226       3,396,517
  Prudential Home Mortgage Securities, CMO, Series 1993-27, Class A3
    7.500%, 07/25/23                                                                1,500,000       1,501,245
  Prudential Home Mortgage Securities, REMIC, Series 1994-12, Class A7
    6.050%, 04/25/24                                                                3,724,000       3,067,794
  Prudential Home Mortgage Securities, REMIC, Series 1994-17, Class A5
    6.250%, 04/25/24                                                                5,310,000       4,648,374
  Residential Asset Securities, REMIC, Series 1998-Ks2, Class Ai3
    6.240%, 02/25/17                                                                1,675,000       1,656,173
  Residential Funding, CMO, Series 1995-S15, Class A2
    7.000%, 10/25/10                                                                1,602,883       1,605,833
                                                                                               --------------
Total Mortgage-Backed Obligations
  (Cost $174,182,531)                                                                             171,379,232
                                                                                               --------------
TAXABLE MUNICIPAL BONDS -- 8.23%
  Alameda, California, Corridor Transportation Authority, RB, Series D
    5.670%, 10/01/05                                                                2,720,000       2,533,163
  Allegheny County, Pennsylvania, Residential Finance Authority, RB, FHA (A)
    0.000%, 08/01/28                                                                7,370,000         818,144
  Arkansas State, Financial Development Authority, CMO, Series A, Class 4, FSA
    (A)
    0.000%, 07/10/14                                                                  500,000         160,565
  Atlanta, Georgia, Urban Residential Finance Authority, RB, FNMA (A)
    0.000%, 10/01/16                                                                6,490,000       1,674,420
    0.000%, 04/01/22                                                                1,053,698       1,055,363

50  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
  Baltimore, Maryland, Public Improvements, Series B, GO, FGIC
    8.100%, 10/15/10                                                              $ 1,775,000  $    1,881,447
    8.700%, 10/15/15                                                                1,875,000       2,011,256
  Belmont, California, Redevelopment Agency, Tax Allocation Bond, MBIA
    7.550%, 08/01/11                                                                  895,000         906,080
  California State, Housing Finance Agency, Single Family Mortgage, Issue A-1,
    RB, AMBAC
    7.900%, 08/01/07                                                                5,340,000       5,438,950
  California State, Housing Finance Authority, Single Family Mortgage,
    Mezzanine-Issue A-1, RB, AMBAC/FHA
    8.240%, 08/01/14                                                                1,775,000       1,837,977
  Cameron County, Texas, Housing Finance Corporation, RB, Series A, Class 1B,
    FGIC
    10.210%, 09/01/10                                                                 874,338         874,513
  Cameron County, Texas, Housing Finance Corporation, Series A, Class 1C, FGIC
    10.450%, 09/01/11                                                                 945,000         992,978
  Chattahoochee Valley, Alabama, Water Supply, RB, Asset Guaranty
    8.600%, 10/01/07                                                                  200,000         214,066
  Connecticut State, Health & Education Authority, Nursing-AHF/Hartford, RB
    8.450%, 11/01/99                                                                  245,000         245,049
  Connecticut State, Health & Education Authority, Sheriden Woods Center
    Project, RB
    7.950%, 11/01/05                                                                1,755,000       1,803,912
    8.730%, 11/01/17                                                                1,150,000       1,226,314
  Contra Costa County, California, Multi-Family Housing Revenue, Willow Pass
    Apartments, RB, Series D-T, FNMA
    6.800%, 12/01/15                                                                2,500,000       2,369,525
  Dade County, Florida, Aviation Revenue, RB, Series C, AMBAC
    8.650%, 10/01/03                                                                  930,000         992,226

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
  Delaware State, Housing Authority, Single Family Mortgage, RB, Series B,
    AMBAC
    6.750%, 07/01/14                                                              $   955,000  $      952,097
  Florida Windstorm, 144A, MBIA
    7.125%, 02/25/19                                                                  350,000         327,394
  Fulton, Missouri, GO, MBIA
    7.500%, 07/01/07                                                                1,045,000       1,065,430
  Harrisburg, Pennsylvania, Resource Recovery Authority, RB, Series B, ETM
    6.875%, 09/01/03                                                                  425,000         427,418
  Hungtington, West Virginia, Collateral Mortgage Obligation, RB
    9.050%, 01/15/12                                                                1,407,519       1,416,991
  Idaho State, Sand Creek Associates Limited Partnership, Multi-Family Housing
    Revenue, RB, HUD Section 8
    8.250%, 12/01/18                                                                3,455,000       3,293,341
  Idaho State, Water Reserves Board, Fall River Rural Electric
    9.500%, 04/01/13                                                                5,320,000       5,509,605
  Iowa State, Multi-Family Finance Authority, Place 35-A-T, RB, GNMA
    7.125%, 10/20/16                                                                1,980,000       1,952,478
  Kanawha & Putnam County, West Virginia, RB, AMBAC (A)
    0.000%, 12/01/16                                                                2,160,000         625,212
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995
    7.450%, 11/01/99                                                                  250,000         250,006
    7.600%, 11/01/00                                                                  280,000         279,254
    7.600%, 11/01/01                                                                  360,000         358,487
    7.750%, 11/01/02                                                                  385,000         381,866
    7.850%, 11/01/03                                                                  410,000         406,961
    7.850%, 11/04/04                                                                  410,000         399,151
    7.900%, 11/01/05                                                                  450,000         439,758
    8.000%, 11/01/06                                                                  590,000         575,263
    8.000%, 11/01/07                                                                  610,000         588,785
  Manatee County, Florida, Housing Finance Authority, RB, GNMA
    7.300%, 11/01/12                                                                1,265,000       1,277,637

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  51

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Fixed Income Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
  Mississippi State, Residual Home Corporation, RB, FHA (A)
    0.000%, 12/01/12                                                              $ 5,630,000  $    2,202,625
  Mississippi State, Single Family Home Corporation, RB, Series D, Class 3,
    GNMA/FNMA
    7.750%, 07/01/24                                                                2,591,664       2,659,125
  New Mexico State, Mortgage Finance Authority, Single Family Mortgage Program,
    RB, GNMA/FNMA/FHLMC
    7.430%, 07/01/29                                                                3,220,000       3,282,790
  New Orleans, Louisiana, Home Mortgage Authority, Single Family Mortgage, RB,
    Series A, MBIA (A)
    0.000%, 10/01/15                                                                2,475,000         600,905
  New York City, New York, GO, Pre-Refunded @ 102 (A) (B)
    0.000%, 11/15/13                                                                  240,000         214,790
  New York City, New York, GO, Pre-Refunded @ 103 (A) (B)
    0.000%, 08/01/08                                                                   45,000          41,427
  New York City, New York, GO, Series F, Pre-Refunded @ 102 (B)
    10.500%, 11/15/12                                                                 575,000         630,166
  New York City, New York, Industrial Development Agency, Civic Facilities
    Revenue, RB, Series B, MBIA
    8.100%, 09/01/06                                                                1,450,000       1,529,678
  New York State, Housing Finance Agency, Multi-Family Housing, RB, FHA
    8.110%, 11/15/38                                                                2,965,000       2,964,466
  North Miami, Florida, Pension Funding Project, RB, FSA
    6.850%, 07/01/05                                                                  255,000         253,082
    7.000%, 01/01/08                                                                  165,000         162,268
    7.000%, 07/01/08                                                                  170,000         167,061
  Oklahoma City, Oklahoma, Airport Trust, RB, 17th Series
    8.300%, 10/01/12                                                                1,000,000       1,047,130

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
  Oklahoma City, Oklahoma, Airport Trusts, Federal Bureau Prisons Project, RB
    9.800%, 11/01/14                                                              $ 2,650,000  $    3,065,335
  Oklahoma County, Oklahoma, Single Family Home Finance Authority, RB, Series B
    (A)
    0.000%, 07/01/12                                                                3,450,000       1,060,151
  Panhandle, Texas, Regional Housing Finance Corporation, Single Family Mortgage
    Revenue, RB, (A)
    0.000%, 10/01/11                                                                1,460,000         516,417
  Pima & Maricopa Counties, Arizona, Industrial Development Authority, Bulk Sale
    Program, RB, FNMA
    6.500%, 01/01/06                                                                  520,000         517,436
  Sedwick & Shawnee Counties, Kansas, Single Family Revenue, Mortgage Backed
    Second Program, RB, Series A-3, GNMA
    6.520%, 12/01/12                                                                5,005,000       5,023,218
  Sedwick & Shawnee Counties, Kansas, Single Family Revenue, Mortgage Backed
    Second Program, RB, Series B, GNMA
    8.375%, 06/01/18                                                                6,760,000       7,047,030
  Southwestern Illinois, Developmental Sports Authority, Gateway International
    Motorsports, RB
    9.200%, 02/01/13                                                                2,250,000       2,527,042
    9.250%, 02/01/17                                                                2,000,000       2,229,840
  Tarrant County, Texas, Housing Finance Corporation, RB, MBIA
    6.650%, 07/15/16                                                                  415,000         416,290
  Utah State, Housing Finance Agency, Single Family Mortgage, Series D-1, RB,
    FHA
    9.850%, 07/01/10                                                                  165,000         170,878
  Westmoreland County, Pennsylvania, Redevelopment Authority, RB, Series A,
    GNMA
    5.530%, 06/20/28                                                                5,890,000       5,884,698

52  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
  Wyandotte County, Kansas City, Kansas, International Speedway, RB, MBIA
    6.750%, 12/01/27                                                              $13,880,000  $   12,391,785
                                                                                               --------------
Total Taxable Municipal Bonds
  (Cost $105,570,320)                                                                             104,168,715
                                                                                               --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 14.30%
  Federal Home Loan Mortgage Corporation, CMO, Series 2071, Class EV
    6.500%, 04/15/09                                                                5,496,864       5,396,143
  Federal Home Loan Mortgage Corporation, Gold, Pool C00742
    6.500%, 04/01/29                                                               24,148,441      23,160,618
  Federal Home Loan Mortgage Corporation, Gold, Pool C29108
    6.500%, 07/01/29                                                               15,176,289      14,555,484
  Federal Home Loan Mortgage Corporation, Gold, Pool C31226
    6.500%, 09/01/29                                                                  145,497         139,545
  Federal Home Loan Mortgage Corporation, REMIC, Series 1496, Class KB
    6.500%, 05/15/08                                                                1,955,000       1,908,178
  Federal Home Loan Mortgage Corporation, REMIC, Series 1562, Class J
    7.000%, 05/15/10                                                                9,650,000       9,589,026
  Federal Home Loan Mortgage Corporation, REMIC, Series 1633, Class PE
    5.750%, 10/15/17                                                                  760,545         757,974
  Federal National Mortgage Association, CMO, Series 1998-36, Class J
    6.000%, 07/18/28                                                               14,385,000      13,257,599
  Federal National Mortgage Association, CMO, Series 1998-46, Class GV
    6.500%, 05/18/09                                                               10,387,169      10,216,184
  Federal National Mortgage Association, CMO, Series 1999-54, Class PG
    6.500%, 02/18/29                                                                5,310,000       4,978,457
  Federal National Mortgage Association, Pool 252062
    6.500%, 10/01/13                                                                3,530,597       3,467,652

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
  Federal National Mortgage Association, Pool 303387
    8.000%, 07/01/02                                                              $   596,093  $      601,441
  Federal National Mortgage Association, Pool 419597
    6.000%, 08/01/28                                                                  679,006         633,255
  Federal National Mortgage Association, Pool 481445
    6.000%, 01/01/29                                                               12,728,608      11,870,971
  Federal National Mortgage Association, REMIC, Series 1994-92, Class DE
    7.500%, 07/25/07                                                                5,837,556       5,889,581
  Federal National Mortgage Association, REMIC, Series 1995-2, Class H
    8.500%, 06/25/10                                                               16,945,000      17,340,398
  Federal National Mortgage Association, REMIC, Series 1997-40, Class PE
    6.750%, 07/18/19                                                                4,925,000       4,927,857
  Federal National Mortgage Association, REMIC, Series 1997-W2, Class A3
    6.575%, 11/25/27                                                                2,000,000       1,988,560
  Federal National Mortgage Association, REMIC, Series G92-39, Class Q
    7.000%, 03/25/01                                                                2,253,391       2,253,887
  Federal National Mortgage Association, REMIC, Series G93-31, Class G
    7.000%, 01/25/03                                                                2,827,935       2,844,365
  Federal National Mortgage Association, Series 1995-M2, Class B
    6.700%, 05/25/28                                                                  572,376         572,222
  Federal National Mortgage Association, Series 1995-M2, Class C
    6.800%, 05/25/28                                                                1,080,000       1,078,650
  Federal National Mortgage Association, Series 1997-M2, Class B
    7.350%, 02/17/08                                                               15,436,238      15,650,339
  Government National Mortgage Association, CMO, Series 1999-4, Class VA
    6.000%, 12/20/09                                                               23,810,160      22,976,783
  Government National Mortgage Association, Pool 462682
    6.500%, 04/15/28                                                                4,798,280       4,588,988

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  53

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Fixed Income Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
  Government National Mortgage Association, Pool 464272
    6.500%, 10/15/28                                                              $   426,109  $      407,523
                                                                                               --------------
Total U.S. Government Agency Mortgage-Backed Obligations
  (Cost $183,965,238)                                                                             181,051,680
                                                                                               --------------
U.S. TREASURY OBLIGATIONS -- 11.26%
  U.S Treasury Bond
    6.625%, 03/31/02                                                                4,570,000       4,645,692
    7.875%, 11/15/04                                                                3,439,000       3,703,373
    6.500%, 10/15/06                                                               24,523,000      24,959,828
    8.125%, 08/15/19                                                               92,783,000     109,281,024
                                                                                               --------------
Total U.S. Treasury Obligations
  (Cost $144,651,688)                                                                             142,589,917
                                                                                               --------------
REPURCHASE AGREEMENT -- 1.35%
  J.P. Morgan Securities, dated 10/29/99, repurchase value $17,188,827 (Collateralized by
  FHLB, par value $17,844,000, due 1/26/00, market value $17,580,944) 5.280%, 11/1/99
  (Cost $17,181,269)
                                                                                   17,181,269      17,181,269
                                                                                               --------------
Total Investments -- 98.79%
  (Cost $1,273,225,949)                                                                         1,250,973,187
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.21%                                                     15,284,617
                                                                                               --------------
Total Net Assets -- 100%                                                                       $1,266,257,804
                                                                                               ==============

(A)             ZERO COUPON BOND
(B)             PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE
                MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
(C)             STEP UP BOND -- THE RATE REFLECTED ON THE SCHEDULE OF
                INVESTMENTS IS THE RATE IN EFFECT ON OCTOBER 31, 1999. THE
                INITIAL COUPON ON A STEP BOND CHANGES ON A SPECIFIC DATE, TO BE
                A PREDETERMINED HIGHER RATE.
CMO             COLLATERIZED MORTGAGE OBLIGATION
ETM             ESCROWED TO MATURITY
GO              GENERAL OBLIGATION
MTN             MEDIUM TERM NOTE
RB              REVENUE BOND
REMIC           REAL ESTATE MORTGAGE INVESTMENT CONDUIT
144A            SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE
                SECURITY ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN
                TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED
                INSTITUTIONAL BUYERS.
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE
 SECURITIES AS DEFINED IN THE SCHEDULE OF INVESTMENTS.
AMBAC           AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC            FINANCIAL GUARANTEE INSURANCE COMPANY
FHLB            FEDERAL HOME LOAN BANK
FHLMC           FEDERAL HOME LOAN MORTGAGE CORPORATION
FHA             FEDERAL HOUSING ADMINISTRATION
FNMA            FEDERAL NATIONAL MORTGAGE ASSOCIATION

GNMA            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD             HOUSING URBAN DEVELOPMENT
MBIA            MUNICIPAL BOND INVESTORS ASSURANCE

Short-Term
Municipal Bond Fund

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 88.30%
ALABAMA -- 0.03%
  Hartselle Medical Clinic, Hospital Clinic America, Board Hospital RB, ETM
    6.250%, 10/01/02                                                              $    15,000  $     15,484
  Southeast Mobile County, Water Authority, RB, ETM
    7.250%, 01/01/00                                                                   15,000        15,081
                                                                                               ------------
                                                                                                     30,565
                                                                                               ------------
ALASKA -- 0.05%
  Valdez, Marine Terminal Revenue, ARCO Pipe Line Company Project, RB, Pre-
    Refunded @ 100 (D)
    6.000%, 08/01/03                                                                   55,000        57,298
                                                                                               ------------
ARIZONA -- 0.95%
  Maricopa County, Hospital Revenue Authority, RB, Phoenix Baptist Hospital &
    Medical Center, ETM
    7.125%, 10/01/02                                                                  135,000       140,943
  Maricopa County, Hospital Revenue Authority, Samaritan Health Services, RB,
    ETM
    6.750%, 01/01/04                                                                   50,000        52,128
  Maricopa County, Hospital Revenue Authority, Sun Health Corp., RB, ETM
    7.875%, 04/01/02                                                                  240,000       247,939
  Maricopa County, Industrial Development Authority, Lutheran Hospital & Homes,
    RB, ETM
    6.750%, 12/01/03                                                                  180,000       187,853
  Phoenix, Industrial Development Authority, Single Family Mortgage Revenue, RB,
    Series D, FGIC
    4.200%, 06/01/02                                                                  400,000       393,884
                                                                                               ------------
                                                                                                  1,022,747
                                                                                               ------------

54  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
ARKANSAS -- 5.55%
  Arkansas State, Development Finance Authority, Multi-Family Mortgage Revenue,
    RB, Series A, MBIA
    5.450%, 07/01/24                                                              $ 4,000,000  $  3,679,720
  Crosett, Industrial Development Authority, Georgia Pacific Project, RB,
    Pre-Refunded @ 100 (D)
    6.000%, 06/01/01                                                                  375,000       382,905
  Little Rock, Residential Housing & Public Facility Board, RB, Series B (A)
    0.000%, 07/15/11                                                                  225,000        98,026
  Mississippi County, Hospital Revenue, RB, AMBAC, ETM
    7.250%, 11/01/02                                                                  100,000       104,173
  Rogers Ark, Residential Housing Facility Board, Innisfree Apartment Project,
    RB, Mandatory Put @ 100 LOC (B)
    4.875%, 05/01/03                                                                1,000,000       987,030
  Rogers Ark, Sales & Use Tax Revenue, RB, Series 1996
    5.000%, 11/01/15                                                                  725,000       721,520
                                                                                               ------------
                                                                                                  5,973,374
                                                                                               ------------
CALIFORNIA -- 3.22%
  ABAG Finance Authority For The Non-Profit Co., American Baptist Homes,
    Series A, COP
    5.500%, 10/01/07                                                                  350,000       337,645
  Brea, Public Finance Revenue Authority, Pre-Refunded @ 102, MBIA (D)
    7.000%, 08/01/01                                                                  120,000       127,787
  Fairfield, COP, Pre-Refunded @ 100 (D)
    10.750%, 08/01/00                                                                  20,000        21,001
  Fresno, Multi-Family Housing Revenue, Maple Leaf Apartments, RB, Series B
    5.100%, 10/01/05                                                                2,500,000     2,502,225
  Los Angeles, Housing Authority, Multi-Family Housing, The Palm Apartments, RB,
    Series E, FNMA
    4.200%, 01/01/00                                                                   80,000        79,918
    4.200%, 07/01/00                                                                   85,000        84,697
    4.300%, 01/01/01                                                                   35,000        34,788
  Los Angeles, Public Facility Corporation, RB, ETM
    5.400%, 08/01/07                                                                   80,000        82,017

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Santa Clara County, Housing Authority, Amberwood Apartments Project, RB,
    Series C, FNMA
    4.750%, 10/01/07                                                              $   200,000  $    196,497
                                                                                               ------------
                                                                                                  3,466,575
                                                                                               ------------
COLORADO -- 1.02%
  El Paso County, Colonial Multi-Family Mortgage Revenue, Cottonwood Terrace
    Project, RB, GNMA
    5.250%, 09/20/03                                                                   25,000        25,226
  El Paso County, Colonial Residual Revenue, RB, Series C (A)
    0.000%, 07/10/14                                                                1,000,000       329,510
  Housing Finance Authority, Single Family Housing Program, RB, Series E
    6.250%, 12/01/09                                                                   55,000        55,622
  Housing Finance Authority, Single Family Housing Program, RB, Series B
    4.625%, 11/01/05                                                                   30,000        29,752
  Logan County, Single Family Mortgage, RB, Series A
    8.500%, 11/01/11                                                                   70,000        73,095
  Student Obligation Board Authority, Student Loan Revenue, RB, Series C, AMT
    6.900%, 09/01/01                                                                  565,000       583,786
                                                                                               ------------
                                                                                                  1,096,991
                                                                                               ------------
CONNECTICUT -- 0.30%
  Health & Educational Facilities, Lutheran General Health Care System, RB, ETM
    7.250%, 07/01/04                                                                   60,000        63,739
  State Housing Finance Authority, Housing Mortgage Finance Program, RB,
    Series B, FHA
    7.000%, 11/15/02                                                                  150,000       153,155
  State, GO
    5.250%, 07/01/02                                                                  100,000       100,069
                                                                                               ------------
                                                                                                    316,963
                                                                                               ------------
DELAWARE -- 0.02%
  Dover, Water & Sewer Revenue, RB, Series B, MBIA
    7.200%, 07/01/01                                                                   20,000        20,052
                                                                                               ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  55

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Short-Term
Municipal Bond Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
FLORIDA -- 7.68%
  Alachua County Health Facility Authority, Shands Teaching Hospital & Clinics
    Inc., RB, ETM
    7.000%, 12/01/01                                                              $   305,000  $    315,495
  Dade County, Educational Facilities Authority Exchange, University of Miami
    Issue, RB, MBIA
    7.650%, 04/01/10                                                                  900,000       930,744
  Dade County, Housing Finance Authority, Single Family Mortgage Revenue, RB,
    Series B-1, AMT, FNMA/GNMA
    6.100%, 04/01/27                                                                3,262,129     3,264,739
  Dade County, RB, Pre-Refunded @ 103 (D)
    9.750%, 02/01/00                                                                  535,000       554,972
  Fort Meyers, Improvement Revenue Authority, Special Assessment, Pre-Refunded @
    100 (D)
    7.050%, 07/01/03                                                                  275,000       297,696
  Gainesville, Utility Systems Revenue, RB, ETM
    6.200%, 10/01/02                                                                1,000,000     1,025,510
  Housing Finance Agency, Multi-Family Revenue, RB, LOC (C)
    4.850%, 12/01/05                                                                1,000,000     1,001,280
  Housing Finance Agency, RB, Mandatory Put @ 100 (B)
    5.350%, 06/01/00                                                                  500,000       500,355
  Lee County, Justice Center Complex, RB, Series A, ETM, MBIA
    10.750%, 01/01/01                                                                  10,000        10,414
  Orange County, Housing Authority, RB, CMO, Series A, GNMA
    7.250%, 09/01/11                                                                   55,000        56,929
  Putnam County, Development Authority, Pollution Control Revenue, Hudson
    Pulp & Paper Corporation Project, RB
    7.250%, 05/01/02                                                                  310,000       315,735
                                                                                               ------------
                                                                                                  8,273,869
                                                                                               ------------
GEORGIA -- 0.73%
  Canton, Multi-Family Housing Authority, Canterbury Ridge Apartments Project,
    RB, FNMA, AMT
    4.900%, 03/01/08                                                                  500,000       486,955

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Clarke County, Hospital Authority, RB, MBIA, ETM
    9.750%, 01/01/02                                                              $   105,000  $    111,512
  Cobb County, Kennestone Hospital Authority, RB, MBIA, ETM
    10.250%, 02/01/02                                                                  45,000        46,671
  Crisp County, Industrial Development Authority, Cobis Products Company, RB,
    ETM
    6.300%, 07/01/02                                                                  134,000       136,341
                                                                                               ------------
                                                                                                    781,479
                                                                                               ------------
IDAHO -- 0.70%
  Boise City, Industrial Development Corporation, Western Trailer Company
    Project, RB, LOC
    4.750%, 12/15/02                                                                  650,000       640,738
  Idaho Falls, Electric Revenue, RB, ETM
    8.750%, 04/01/01                                                                   10,000        10,409
  State Housing Agency, Single Family Mortgage, RB, Series C-1, FHA
    7.650%, 07/01/10                                                                   95,000        97,057
                                                                                               ------------
                                                                                                    748,204
                                                                                               ------------
ILLINOIS -- 5.91%
  Addison, Alton, Pekin, & Granite City, CMO Series 1989-B, FSA
    7.580%, 11/10/09                                                                   72,999        74,129
  Chicago, School Finance Authority, GO, Series B, MBIA
    7.500%, 06/01/00                                                                   65,000        65,521
  Dupage County, Water & Sewer Revenue, MBIA, ETM
    10.500%, 01/01/02                                                                 390,000       417,394
  Health Facilities Authority Revenue, Macneal Memorial Hospital Association
    Project, RB, Pre-Refunded @ 100 (D)
    6.600%, 08/01/01                                                                   95,000        98,153
  Health Facilities Authority, Evangelical Hospital Association Project, RB, ETM
    6.600%, 10/01/03                                                                   35,000        36,503
  Health Facilities Revenue Authority, Community Hospital of Ottawa Project, RB
    6.750%, 08/15/14                                                                  300,000       310,593

56  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Health Facilities Revenue Authority, Midwest Group Ltd., RB, ACA
    5.375%, 11/15/08                                                              $ 3,580,000  $  3,635,239
  Homewood, CTFS, GO, MBIA
    5.700%, 12/01/01                                                                   20,000        20,509
  Palatine County, Multi-family Housing, Clover Ridge East Apartments, RB, LOC
    (C)
    4.750%, 12/15/07                                                                  500,000       497,820
  Palatine County, Tax Increment Revenue, Dundee Road Redevelopment Project, Tax
    Allocation Bond, AMBAC
    5.250%, 01/01/17                                                                1,000,000       980,420
  Pittsburgh, Urban Redevelopment Authority, Hazlewood Project, RB, MBIA/FHA
    5.400%, 01/01/22                                                                   60,000        55,063
  State Housing Development Authority, Home Owner Mortgage, RB, Series A-1
    5.250%, 08/01/00                                                                   45,000        45,167
  State Toll Highway Authority, RB, Pre-Refunded @ 100 (D)
    6.750%, 01/01/06                                                                  120,000       127,662
                                                                                               ------------
                                                                                                  6,364,173
                                                                                               ------------
INDIANA -- 2.73%
  Health Facilities Financing Authority, Hancock Memorial Hospital Project, RB,
    Pre-Refunded @ 102 (D)
    8.300%, 08/15/00                                                                  195,000       205,082
  La Porte, Economic Development Agency, RB, FGIC, ETM
    7.375%, 06/01/01                                                                   70,000        72,258
  Reid Memorial Hospital Inc., RB, ETM
    6.250%, 05/01/00                                                                  125,000       126,488
  South Bend, Community School Building Corporation, RB, AMBAC
    5.125%, 01/15/11                                                                2,510,000     2,415,550
  Vigo County, Hospital Authority, RB, ETM
    6.875%, 04/01/04                                                                  115,000       120,379
                                                                                               ------------
                                                                                                  2,939,757
                                                                                               ------------
IOWA -- 3.71%
  Des Moines, Hospital Revenue Authority, Fairview Community, Lutheran Hospital,
    RB, MBIA, ETM
    9.500%, 11/15/02                                                                1,365,000     1,461,656

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Dubuque, Hospital Facilities, Finley Hospital Project, RB, ETM
    6.875%, 01/01/12                                                              $ 2,275,000  $  2,424,308
  Muscatine, Electric Revenue, RB, ETM
    6.500%, 01/01/04                                                                  110,000       114,166
                                                                                               ------------
                                                                                                  4,000,130
                                                                                               ------------
KANSAS -- 1.01%
  Saline County, Single Family Mortgage, RB, Series A
    9.500%, 10/01/11                                                                   40,000        41,174
  Sedgwick & Shawnee County, Single Family Mortgage-Backed Securities Pograms,
    RB, AMT, GNMA
    4.700%, 12/01/08                                                                  850,000       842,529
  Wichita, Hospital Revenue, RB, ETM
    6.000%, 07/01/04                                                                   40,000        41,142
    7.000%, 03/01/06                                                                   30,000        32,123
  Wichita, Hospital Revenue, Wesley Medical Center, RB, MBIA, ETM
    10.000%, 04/01/02                                                                 120,000       129,085
                                                                                               ------------
                                                                                                  1,086,053
                                                                                               ------------
KENTUCKY -- 0.22%
  Campbell & Kenton Counties, Sanitation District Revenue Authority, RB, ETM
    6.375%, 08/01/03                                                                   80,000        81,287
  Owensboro, Electric, Light & Power Revenue, RB, Series A, Pre-Refunded @ 102
    (D)
    10.125%, 01/01/00                                                                 155,000       159,211
                                                                                               ------------
                                                                                                    240,498
                                                                                               ------------
LOUISIANA -- 1.69%
  East Baton Rouge Parish Hospital, RB, ETM
    6.200%, 10/01/02                                                                   35,000        36,086
  Public Facilities Revenue Authority, RB, Series A-1
    6.200%, 03/01/01                                                                1,325,000     1,350,016
  State Health Education Authority, Alton Ochsner Medical Foundation Issue - A,
    RB, ETM
    8.750%, 05/01/05                                                                  395,000       436,641
                                                                                               ------------
                                                                                                  1,822,743
                                                                                               ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  57

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Short-Term
Municipal Bond Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
MASSACHUSETTS -- 1.67%
  Boston City Hospital, FHA Insured, Series A, RB, Pre-Refunded @ 100 & 102 ,
    FHA (D)
    7.625%, 08/15/00                                                              $   170,000  $    177,730
  Boston City Hospital, FHA Insured, Series A, RB, Pre-Refunded @ 100 & 102,
    FHA (D)
    7.650%, 08/15/00                                                                  255,000       267,286
  State Health & Educational Facilities Authority, Community Health Center, RB,
    Series B, Mandatory Put @ 100, LOC (B)
    5.500%, 05/15/01                                                                1,000,000     1,003,490
  State Industrial Finance Agency, Ames Safety Envelope Company, RB, Mandatory
    Put @ 100, AMT, LOC (B)
    5.350%, 9/1/00                                                                    130,000       130,657
  State Industrial Finance Agency, General Motors Corporation, RB
    5.550%, 04/01/09                                                                  225,000       223,816
                                                                                               ------------
                                                                                                  1,802,979
                                                                                               ------------
MAINE -- 1.64%
  Bucksport, Solid Waste Disposal Revenue, Champ International Corporation
    Project, RB
    6.250%, 05/01/10                                                                  395,000       400,787
  Finance Revenue Authority, Electronic Rate Stabilization, RB, FSA
    5.200%, 07/01/18                                                                1,515,000     1,359,455
                                                                                               ------------
                                                                                                  1,760,242
                                                                                               ------------
MARYLAND -- 0.16%
  Annapolis, Economic Development, Saint John's College Facility, RB
    4.600%, 10/01/02                                                                  175,000       173,150
                                                                                               ------------
MICHIGAN -- 0.79%
  Building Revenue Authority, Ionia Maximum Prison, RB, Series II, ETM
    7.250%, 09/01/00                                                                   15,000        15,414
  Detroit, Sewage Disposal Revenue, RB, ETM
    6.900%, 12/15/99                                                                   90,000        90,354
  Home Corporation, Single Family Revenue, Series A, FNMA / GNMA
    4.800%, 06/01/19                                                                  490,000       484,703

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Kalamazoo, Hospital Finance Authority, RB, ETM
    7.000%, 07/01/01                                                              $   215,000  $    220,717
  State Building Authority, RB, Series II, ETM, MBIA
    7.400%, 04/01/01                                                                   40,000        40,663
                                                                                               ------------
                                                                                                    851,851
                                                                                               ------------
MINNESOTA -- 0.51%
  Minneapolis, Industrial Development Revenue, Bureau of Engraving Project, RB,
    MBIA
    7.750%, 01/01/00                                                                  190,000       191,185
  St. Paul, Science Museum, COP, ETM
    7.500%, 12/15/01                                                                  346,972       360,220
                                                                                               ------------
                                                                                                    551,405
                                                                                               ------------
MISSISSIPPI -- 2.31%
  Corinth & Alcorn County, Magnolia Regional Health Center, Series A, RB
    4.750%, 10/01/03                                                                1,000,000       977,260
  Gulfport, Hospital Facility Revenue, Memorial Hospital at Gulfport, RB, ETM,
    BIGI
    6.250%, 07/01/02                                                                  145,000       148,882
  Higher Educational Authority, RB, Series B
    6.100%, 07/01/01                                                                  350,000       358,354
  Jackson, Housing Authority, Multi-Family Revenue, Arbor Peak Apartment
    Project, RB, Mandatory Put @ 100, AMT, LOC (B)
    5.050%, 12/01/01                                                                1,000,000     1,001,780
                                                                                               ------------
                                                                                                  2,486,276
                                                                                               ------------
MISSOURI -- 2.59%
  Freeman Hospital, RB, ETM
    6.750%, 08/01/03                                                                   95,000        99,280
  Neosho, Water Systems Revenue, RB
    5.875%, 02/01/01                                                                  100,000       101,803
    5.875%, 02/01/02                                                                  105,000       107,405
    5.875%, 02/01/03                                                                  115,000       117,591
  Saint Louis County, Single Family Mortgage, RB, AMBAC
    9.250%, 10/01/16                                                                   25,000        25,235
  Saint Louis, Airport Revenue, RB, ETM
    12.100%, 07/01/01                                                                  30,000        33,710
  Springfield, Public Utilities, RB
    5.500%, 03/01/00                                                                2,000,000     2,001,992

58  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  State Housing Development, Single Family Mortgage, RB, GNMA
    6.625%, 12/01/17                                                              $   295,000  $    302,399
                                                                                               ------------
                                                                                                  2,789,415
                                                                                               ------------
MONTANA -- 1.78%
  State Higher Education Assistance, RB, Series C AMT
    5.950%, 12/01/12                                                                1,890,000     1,921,128
                                                                                               ------------
                                                                                                  1,921,128
                                                                                               ------------
NEBRASKA -- 2.99%
  Buffalo County, Hospital Authority, Good Samaritan Hospital Project, RB, ETM
    7.400%, 11/01/00                                                                   25,000        25,296
  Clay County, Industrial Development Revenue, Hybrids Cooperative Project, RB,
    AMT, LOC
    4.750%, 03/15/09                                                                1,000,000       925,150
  Douglas County, Hospital Authority, Immanuel Medical Center, RB, ETM
    6.250%, 10/01/00                                                                   65,000        66,247
  Finance Revenue Authority, State Revolving Fund, RB
    6.500%, 01/01/01                                                                  100,000       100,376
  Nebhelp Incorporated, Student Loan Program, RB, MBIA, AMT
    5.875%, 06/01/14                                                                1,690,000     1,669,551
  Scotts Bluff County, Hospital Authority, West Nebraska General Hospital
    Project, RB, MBIA, ETM
    6.850%, 10/01/00                                                                  335,000       344,072
  State Investment Finance Authority, Single Family Mortgage, RB, GNMA
    7.500%, 03/15/15                                                                   90,000        92,178
                                                                                               ------------
                                                                                                  3,222,870
                                                                                               ------------
NEVADA -- 0.23%
  Henderson, Local Improvement, Special Assessment Bond
    6.700%, 04/01/00                                                                   45,000        45,480
  Reno Hospital Revenue, Saint Mary's Hospital Inc., RB, Series B, Pre-Refunded
    @ 102 (D)
    7.750%, 01/01/00                                                                   35,000        35,856

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Reno Hospital Revenue, Saint Mary's Hospital Inc., RB, Series C, Pre-Refunded
    @ 102 (D)
    7.750%, 01/02/00                                                              $    25,000  $     25,659
  State Housing Division, Multi Unit Housing Revenue, RB, Issue A, FNMA
    6.450%, 10/01/04                                                                   35,000        36,310
  State, Municipal Bond Bank Project #18 & #19, GO, ETM
    8.300%, 09/01/00                                                                  100,000       103,608
                                                                                               ------------
                                                                                                    246,913
                                                                                               ------------
NEW HAMPSHIRE -- 0.25%
  Housing Finance Authority, Single Family Housing, RB, Series B
    7.550%, 07/01/09                                                                   55,000        56,185
  State Housing Finance Authority, RB, LOC (C)
    6.125%, 01/01/18                                                                  210,000       210,042
                                                                                               ------------
                                                                                                    266,227
                                                                                               ------------
NEW JERSEY -- 5.37%
  Economic Development Authority, Reformed Church Ministries
    4.950%, 12/01/28                                                                2,220,000     2,165,987
  Health Care Facilities, Muhlenberg REGL-B, RB, MBIA
    8.000%, 07/01/18                                                                  850,000       861,076
  Health Care Facilities, Saint Elizabeth Hospital, RB, Pre-Refunded @ 102 (D)
    8.250%, 07/01/00                                                                  245,000       256,282
  State Educational Facilities, Fairleigh Dickinson University, RB, Series C,
    ETM
    7.750%, 07/01/01                                                                1,450,000     1,496,763
  State Turnpike Authority RB, ETM
    10.375%, 01/01/03                                                                 450,000       494,946
  State Turnpike Authority, RB, ETM, MBIA
    10.375%, 01/01/03                                                                  20,000        21,918
  State, GO
    5.000%, 04/30/02                                                                  495,000       489,510
                                                                                               ------------
                                                                                                  5,786,482
                                                                                               ------------
NEW MEXICO -- 0.91%
  Albuquerque, CMO, Class B-2, FGIC (A)
    0.000%, 05/15/11                                                                1,372,000       607,851
  Clovis, Hospital Revenue, RB, ETM
    7.375%, 08/01/03                                                                   80,000        84,713

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  59

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Short-Term
Municipal Bond Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Taos County, Local Hospital Gross, RB, Series B, Asset Guaranty
    5.000%, 05/15/02                                                              $   285,000  $    285,014
                                                                                               ------------
                                                                                                    977,578
                                                                                               ------------
NEW YORK -- 1.52%
  Battery Park City, New York Revenue Authority, RB, Series B
    5.200%, 11/01/23                                                                  915,000       838,799
  Onondaga County, Industrial Development Agency, Lemoyne College Project, RB,
    Series A
    5.000%, 03/01/03                                                                  190,000       188,605
  State Dormitory Authority Revenues, Capital Appreciation, RB, Series C, FSA
    (A)
    0.000%, 07/01/04                                                                  340,000       265,686
  State Medical Care Facilities Finance, Hospital & Nursing Home Insured MTG-A,
    RB, FHA
    6.700%, 08/15/01                                                                    5,000         5,191
  Yates County, Industrial Development Agency, Soldiers & Sailors Memorial
    Hospital, RB, Series A, FHA
    5.000%, 02/01/09                                                                  350,000       339,878
                                                                                               ------------
                                                                                                  1,638,159
                                                                                               ------------
NORTH CAROLINA -- 0.21%
  Medical Care Community Hospital, Duke University Hospital Project, RB, ETM
    6.700%, 07/01/03                                                                  218,000       228,433
                                                                                               ------------
NORTH DAKOTA -- 0.10%
  Minot, Health Care Facilities, RB, ETM
    6.500%, 09/01/07                                                                  105,000       110,666
                                                                                               ------------
OHIO -- 3.25%
  Barberton Hospital Improvement Revenue, RB, ETM
    6.500%, 07/15/00                                                                   25,000        25,283
  Elyria, Hospital Revenue, RB, ETM
    6.800%, 04/01/03                                                                  275,000       286,509
  Hamilton County Hospital Facilities, Saint Francis - Saint Georges Hospital
    Inc., RB, ETM
    7.625%, 02/15/01                                                                   80,000        82,121

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Housing Finance Agency, Single Family Mortgage, RB, Series A
    5.750%, 04/01/16                                                              $   305,000  $    305,000
  Lucas County Hospital, Riverside Hospital Project, RB, ETM
    6.950%, 08/01/04                                                                   35,000        37,106
  Lucas County, Hospital Revenue, Toledo Hospital, RB, Pre-Refunded @ 102, MBIA
    (D)
    6.750%, 11/15/99                                                                  160,000       163,043
  Lucas County, Mercy Hospital Project, RB, ETM
    6.000%, 09/01/04                                                                  165,000       170,397
  Mason, Health Care Facilities, MCV Health Care Facilities Project, RB, GNMA
    5.250%, 02/20/20                                                                   45,000        40,721
  Montgomery County, Miami Valley Hospital Society, RB, ETM
    10.125%, 01/01/00                                                                  35,000        35,369
  Stark County, Hospital Revenue Authority, RB, ETM
    6.875%, 12/01/06                                                                1,320,000     1,401,708
  State Capital Housing Corporation, Section 8 Assisted, RB, MBIA
    4.500%, 01/01/03                                                                  760,000       750,462
  State Development Finance Agency, Curry College, RB, Series A, ACA
    4.100%, 03/01/04                                                                  210,000       201,417
                                                                                               ------------
                                                                                                  3,499,136
                                                                                               ------------
OKLAHOMA -- 1.43%
  Bryan County, Economic Development Revenue Authority, Single Family Mortgage,
    RB, Series A
    8.600%, 07/01/10                                                                   70,000        72,094
  Oklahoma City, Hospital Authority, RB, ETM
    6.400%, 02/01/05                                                                  320,000       333,955
  Ponca City, Hospital Revenue Authority, RB, ETM
    7.625%, 04/01/03                                                                   60,000        63,178
  State Industrial Authority Revenue, Presbyterian Hospital, RB, ETM
    6.250%, 10/01/02                                                                  140,000       144,560
  State Industrial Authority, Baptist Medical Center, RB, ETM
    7.000%, 07/01/03                                                                  230,000       240,010

60  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  State Turnpike Revenue Authority, RB, ETM
    4.700%, 01/01/06                                                              $    60,000  $     60,141
  Stillwater, Medical Center Authority, ETM
    6.300%, 01/01/04                                                                   40,000        41,384
  Tulsa, Airport Improvements, Tulsa International Airport, RB, FGIC, ETM
    6.200%, 06/01/00                                                                   55,000        55,585
  Tulsa, Municipal Airport, RB, AMT
    7.600%, 12/01/30                                                                  500,000       523,580
                                                                                               ------------
                                                                                                  1,534,487
                                                                                               ------------
PENNSYLVANIA -- 11.63%
  Allegheny County, Hospital Development Revenue Authority, North Hills,
    Passavant Hospital, RB, ETM
    6.750%, 07/01/05                                                                   70,000        74,094
  Allegheny County, Industrial Development Authority, Three Parkway Center East,
    RB, LOC (C)
    5.050%, 12/01/04                                                                   10,000         9,900
  Allegheny County, Residential Finance Authority, Single Family Mortgage, RB,
    Series AA, AMT, GNMA
    5.100%, 05/01/01                                                                  105,000       105,408
  Allegheny County, Residential Finance Mortgage Authority, Landmark Manor
    Project, RB, Series A, GNMA
    5.000%, 01/20/13                                                                   40,000        37,704
  Allegheny Valley School District, GO, ETM
    6.000%, 12/01/03                                                                  105,000       107,861
  Beaver County, Hospital Authority Revenue, Saint Francis General Hospital, RB,
    ETM
    7.750%, 07/15/01                                                                  100,000       102,558
  Beaver County, Industrial Development & Pollution Control Revenue Authority,
    St. Joseph's Minerals Corporation Project, RB
    6.000%, 05/01/07                                                                   25,000        25,613
  Bensalem Township, Water & Sewer Authority, RB, ETM
    5.700%, 11/01/02                                                                   20,000        20,361
  Blairsville-Saltsburg, School District, GO, ETM, AMBAC
    9.000%, 05/15/03                                                                   25,000        27,110

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Bucks County, Saint Mary Hospital Authority, RB, ETM
    6.625%, 07/01/04                                                              $    90,000  $     94,484
  California, Area School Bulilding, MBIA, ETM
    5.750%, 05/15/03                                                                   50,000        50,994
  Cambria County, GO, ETM
    8.250%, 06/01/00                                                                   25,000        25,633
  Chester County, Hospital Authority, ETM
    5.750%, 02/01/03                                                                    5,000         5,183
  Chester County, Hospital Authority, RB, ETM
    7.500%, 07/01/09                                                                   15,000        16,607
  Clearfield Hospital Authority, Clearfield Hospital Project, RB
    6.875%, 06/01/16                                                                  295,000       304,334
  Dauphin County, General Authority Sub Series QQQ2- TEND-6/2/03, RB, AMBAC (C)
    4.625%, 06/01/26                                                                1,015,000     1,007,185
  Dauphin County, General Authority, RB, (C)
    6.400%, 06/01/26                                                                  200,000       206,330
  Delaware County, Authority University Revenues, Villanova University RB, ETM
    9.625%, 08/01/02                                                                   55,000        59,816
  East Pennsboro Township, GO, ETM
    6.000%, 03/01/02                                                                  135,000       137,678
  Energy Development Authority, Piney Creek, RB, Series B, LOC
    7.200%, 12/01/11                                                                   15,000        15,452
  Erie, Higher Education Building Authority, Mercyhurst College Project, RB
    4.800%, 03/15/00                                                                  225,000       225,556
  Housing Finance Agency, Rental Housing, RB, FNMA
    5.800%, 07/01/22                                                                1,015,000       982,601
  Housing Finance Agency, Single Family Mortgage, RB, Series 65A, AMT
    4.800%, 10/01/22                                                                  500,000       493,410
  Interboro School District Authority, RB, MBIA, ETM
    6.400%, 09/01/01                                                                  320,000       332,368

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  61

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Short-Term
Municipal Bond Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Intergovernmental Corporation Authority, Special Tax Bond, ETM, FGIC
    6.000%, 06/15/02                                                              $    50,000  $     51,615
  Ligonier, Municipal Water Revenue Authority, RB
    6.300%, 04/15/06                                                                   95,000        95,827
  Montour, School Authority, RB, ETM, MBIA
    6.400%, 12/01/02                                                                   95,000        97,290
  Northampton County, Hospital Authority, RB, ETM
    7.500%, 07/01/02                                                                  170,000       178,044
  Northampton County, Industrial Development Authority, Strawbridge Project, RB,
    ETM
    7.200%, 12/15/01                                                                   60,000        62,195
  Philadelphia Hospitals & Higher Education, Saint Agnes Medical Center
    Project, RB, ETM, FHA
    6.750%, 08/15/01                                                                  145,000       145,661
  Philadelphia, Authority for Industrial Development Revenues, Mandatory Put @
    100 (B)
    5.000%, 12/01/01                                                                1,200,000     1,200,036
  Philadelphia, Hospital & Higher Education Facilities Authority, Philadelphia
    MR Project, RB
    5.500%, 08/01/01                                                                1,175,000     1,180,288
  Philadelphia, Hospital & Higher Educational Facilities Authority, Temple
    University Hospital, RB, Series A
    6.000%, 11/15/00                                                                  215,000       218,021
    6.500%, 11/15/08                                                                  110,000       114,776
  Pittsburgh, Urban Redevelopment Authority, Oliver Garage Project, RB, FGIC,
    LOC
    4.400%, 06/01/01                                                                   90,000        89,788
    4.550%, 06/01/03                                                                   60,000        59,318
  Pittsburgh, Urban Redevelopment Authority, RB, Series C, AMT
    5.000%, 04/01/00                                                                  170,000       170,500
  Pocono Mountain, School District, GO, MBIA, ETM
    9.100%, 03/01/02                                                                   15,000        16,267
  Ridgway, Area School Revenue Authority, RB, ETM
    6.250%, 06/15/02                                                                   40,000        40,974

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Rochester, Area School District, GO, MBIA (A)
    0.000%, 10/01/00                                                              $    55,000  $     52,913
  Sayre Boro, Hospital Authority, RB, AMBAC, ETM
    6.900%, 11/01/02                                                                  185,000       191,714
  Scranton Lackawanna, Moses Taylor Hospital Project, RB, Series A, ETM
    8.250%, 07/01/01                                                                   95,000        98,963
  State Finance Authority, Capital Improvements Program, RB
    6.600%, 11/01/09                                                                1,250,000     1,333,838
  State Higher Education Assistance, RB, FGIC, Series A (C)
    6.800%, 12/01/00                                                                   25,000        25,670
  Stroudsburg Area, School District, GO, FGIC, ETM
    8.400%, 09/01/01                                                                   55,000        56,998
  Uniontown area, School Authority, RB, ETM,
    6.300%, 10/01/02                                                                  125,000       129,181
  Valley View School Building Authority, RB, ETM
    6.050%, 02/01/02                                                                   30,000        30,574
    6.250%, 02/01/02                                                                   30,000        30,657
  Wayne Pike, Joint School Authority, RB, MBIA, ETM
    6.000%, 12/01/07                                                                  540,000       565,762
  Wilkes-Barre, General Municipal Authority, Misericordia College, RB, Series B
    7.750%, 12/01/12                                                                1,550,000     1,628,073
  William Penn, Area School District, GO, ETM
    8.000%, 08/01/00                                                                   10,000        10,286
  Williamsport Area, Joint School Authority, RB, MBIA, ETM
    6.000%, 03/01/07                                                                   95,000        98,713
  York County, Industrial Development Authority, Fox Ridge Personal Care
    Facility, RB, Series A, Pre-Refunded @ 100 (D)
    9.500%, 10/01/02                                                                   75,000        84,680
                                                                                               ------------
                                                                                                 12,526,862
                                                                                               ------------
SOUTH CAROLINA -- 1.78%
  Charleston, Waterworks & Sewer Revenue, RB, ETM
    10.125%, 01/01/02                                                                  60,000        63,985
  Medical University CTFS, Harborview Office, COP
    7.375%, 01/01/04                                                                  500,000       526,585

62  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  York County, Industrial Revenue, RB, AMT
    5.700%, 01/01/24                                                              $ 1,500,000  $  1,329,630
                                                                                               ------------
                                                                                                  1,920,200
                                                                                               ------------
SOUTH DAKOTA -- 0.35%
  Housing Development Authority, Home Ownership Mortgage, RB, Series E
    5.600%, 05/01/01                                                                   50,000        50,695
  State Health & Educational Facilities Authority, Rapid City Regional Hospital
    Project, RB, ETM
    7.750%, 09/01/07                                                                   25,000        27,591
  State Health & Educational Facilities Authority, Saint Joseph Hospital, RB,
    ETM
    5.950%, 07/01/02                                                                  290,000       297,102
                                                                                               ------------
                                                                                                    375,388
                                                                                               ------------
TENNESSEE -- 1.02%
  Bristol, Health & Educational Facilities, RB, ETM
    6.900%, 01/01/07                                                                  135,000       144,639
  Fayetteville & Lincoln County, Industrial Development Board, Franke
    Incorporated Project, RB, LOC
    5.000%, 06/01/01                                                                  340,000       340,653
  Housing Development Agency, Homeownership Program, RB
    7.375%, 07/01/03                                                                  100,000       101,989
  Mount Pleasant, Industrial Development Board, Stauffer Chemical Company, RB,
    ETM
    7.375%, 03/01/00                                                                   45,000        45,497
  Shelby County, Health & Educational Authority, Multi-Family Housing, Windsor
    Apartments, RB, Asset Guaranty
    6.000%, 10/01/02                                                                  350,000       355,495
    6.500%, 10/01/07                                                                  100,000       104,615
                                                                                               ------------
                                                                                                  1,092,888
                                                                                               ------------
TEXAS -- 4.70%
  Collin County, Community College, RB, AMBAC
    5.150%, 02/01/07                                                                   25,000        25,043
  Forth Worth, Housing Financial Services Program, Single Family Mortgage, RB,
    Series A, GNMA
    7.900%, 06/01/01                                                                   40,000        40,653

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  Houston, Housing Finance Corporation, Single Family Housing, RB, Series A-1
    8.000%, 06/01/14                                                              $   600,000  $    613,194
  Matagorda County, Port of Bay City Authority, Hoechst Celanese Corporation
    Project, RB, AMT
    6.500%, 05/01/26                                                                1,250,000     1,253,625
  South Plains, Regional Housing Authority, Section 8 Assistance Project, RB,
    Series A, HUD
    6.000%, 08/01/00                                                                   35,000        35,016
  Southeast Housing Finance Corporation, Capital Appreciation, RB,
    Series B (A)
    0.000%, 12/01/16                                                                1,100,000       305,954
  Texoma, Housing Finance Corporation, Single Family Mortgage, RB, FNMA / GNMA
    5.050%, 09/01/07                                                                   70,000        68,691
  Washington County, Health Facilities Development Corporation, Trinity
    Community Medical Center Project, RB, ACA
    4.600%, 06/01/02                                                                  320,000       316,397
  Water Residential Finance Authority, RB, AMBAC
    4.700%, 08/15/09                                                                1,580,000     1,487,886
    4.800%, 08/15/10                                                                  980,000       916,290
                                                                                               ------------
                                                                                                  5,062,749
                                                                                               ------------
UTAH -- 0.43%
  Ogden City, Housing Finance Corporation, Section 8 Assisted Project, RB,
    Series A, FNMA
    5.500%, 07/01/05                                                                  280,000       279,692
  Salt Lake City, Industrial Development, Hermes Association Project, RB, LOC
    5.900%, 09/01/02                                                                  185,000       187,451
                                                                                               ------------
                                                                                                    467,143
                                                                                               ------------
VIRGINIA -- 1.47%
  Henrico County, Industrial Development Revenue Authority, RB, AMT, LOC
    4.100%, 03/01/16                                                                1,555,000     1,522,376

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  63

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Short-Term
Municipal Bond Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------
  State Housing Development Authority, Multi-Family Mortgage, RB, Series A
    6.125%, 11/01/09                                                              $    60,000  $     60,093
                                                                                               ------------
                                                                                                  1,582,469
                                                                                               ------------
WASHINGTON -- 1.73%
  State Housing Finance Authority, Nonprofit Housing Revenue, Taxable RB, Series
    B, ACA
    6.500%, 07/01/08                                                                1,770,000     1,699,023
  State Housing Finance Commission, Multi-Family Housing, Summit Apartments
    Project, RB, Series A, LOC (C)
    4.900%, 07/01/30                                                                  165,000       157,464
  State Public Power Supply System, RB, ETM
    14.375%, 07/01/01                                                                   5,000         5,499
                                                                                               ------------
                                                                                                  1,861,986
                                                                                               ------------
WEST VIRGINIA -- 0.85%
  State Board of Regents, RB, ETM
    6.000%, 04/01/04                                                                  325,000       332,855
  Wheeling, Parking Revenue, RB, ETM
    7.125%, 03/01/02                                                                   40,000        41,361
  Wood County, Building Community, Saint Joseph's Hospital Parkersburg, RB,
    AMBAC, ETM
    6.625%, 01/01/06                                                                  515,000       541,332
                                                                                               ------------
                                                                                                    915,548
                                                                                               ------------
WISCONSIN -- 0.24%
  State Health Facilities Authority RB, Hospital Sisters System, RB, Series D,
    MBIA
    9.125%, 07/01/05                                                                  260,000       261,087
                                                                                               ------------
WYOMING -- 0.87%
  Green River-Sweetwater County, Joint Powers Revenue Board, RB, Series B, FSA
    4.500%, 03/01/14                                                                  925,000       890,849
  State Community Development Authority, Single Family Mortgage, RB, Series B
    8.000%, 06/01/08                                                                   45,000        46,131
                                                                                               ------------
                                                                                                    936,980
                                                                                               ------------
Total Municipal Bonds
  (Cost $96,780,262)                                                                             95,092,168
                                                                                               ------------
-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
-----------------------------------------------------------------------------------------------------------
CASH EQUIVALENTS -- 9.95%
  Provident Institutional Municipal Cash Fund                                       5,359,903  $  5,359,903
  SEI Institutional Tax Free Portfolio                                              5,359,903     5,359,903
                                                                                               ------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
-----------------------------------------------------------------------------------------------------------

Total Cash Equivalents
  (Cost $10,719,806)                                                                             10,719,806
                                                                                               ------------
Total Investments -- 98.25%
  (cost $107,500,068)                                                                          $105,811,974
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.75%                                                    1,882,920
                                                                                               ------------
Total Net Assets -- 100.0%                                                                     $107,694,894
                                                                                               ============

(A)  ZERO COUPON SECURITY
(B)  MANDATORY PUT/TENDER SECURITY. THE MANDATORY PUT/TENDER DATE IS SHOWN AS
     THE MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
(C)  VARIABLE RATE SECURITY. THE RATE REPORTED ON THE SCHEDULE OF INVESTMENTS
     IS THE RATE IN EFFECT AS OF OCTOBER 31, 1999.
(D)  PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE
     ON THE SCHEDULE OF INVESTMENTS.
AMT  INCOME FROM SECURITY MAY BE SUBJECT TO ALTERNATIVE MINIMUM TAX.
CMO  COLLATERIZED MORTGAGE OBLIGATION
COP  CERTIFICATE OF PARTICIPATION
ETM  ESCROWED TO MATURITY
GO   GENERAL OBLIGATION
LOC  SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT BY A MAJOR
     COMMERCIAL BANK.
RB   REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE SCHEDULE OF INVESTMENTS.

ACA               AMERICAN CAPITAL ACCESS
AMBAC             AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ASSET GUARANTY    ASSET GUARANTY
BIGI              BOND INVESTORS GUARANTY INSURANCE
FGIC              FINANCIAL GUARANTY INSURANCE COMPANY
FHA               FEDERAL HOUSING ADMINISTRATION
FNMA              FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA               FINANCIAL SECURITY ASSURANCE
GNMA              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD               HOUSING & URBAN DEVELOPMENT
MBIA              MUNICIPAL BOND INVESTORS ASSURANCE

Short-Term
Fixed Income Fund

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
----------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 19.20%
  Advanta Mortgage Loan Trust, Series 1993-4, Class A-1
    5.500%, 03/25/10                                                              $   83,057   $    80,645
  Advanta Mortgage Loan Trust, Series 1997-3, Class A3
    6.690%, 03/25/17                                                                 865,000       857,509

64  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
----------------------------------------------------------------------------------------------------------
  Amresco Residential Securities, Series 1996-3, Class A5
    7.550%, 02/25/23                                                              $  980,000   $   980,843
  Amresco Residential Securities, Series 1997-3, Class A3
    6.600%, 01/25/18                                                                  93,135        92,758
  Delta Funding Home Equity Loan Trust, Series 1996-3, Class A2
    6.525%, 10/25/11                                                                 174,117       173,447
  EQCC Home Equity Loan Trust, Series 1996-2, Class A2
    6.700%, 09/15/08                                                                  14,387        14,390
  Lehman Home Equity Loan Trust, Series 1995-7, Class A3
    6.840%, 03/25/12                                                                 270,050       269,267
  Saxon Asset Securities Trust, Series 1999-2, Class BF1A
    7.925%, 08/25/01                                                                 462,533       452,415
  Southern Pacific Secured Assets Corporation, Series 1998-2, Class A4
    6.260%, 02/25/22                                                               1,000,000       992,800
  The Money Store Home Equity Trust, Series 1996-D, Class A13
    6.635%, 09/15/14                                                                 500,000       498,510
  UCFC Home Equity Loan, Series 1995-A1, Class A5
    8.550%, 01/10/20                                                                 700,000       707,756
  UCFC Home Equity Loan, Series 1997-C, Class A2
    6.480%, 05/15/12                                                                  16,786        16,746
                                                                                               -----------
Total Asset-Backed Securities
  (Cost $5,160,079)                                                                              5,137,086
                                                                                               -----------
CORPORATE OBLIGATIONS -- 15.98%
  ACC Consumer Finance
    10.250%, 12/01/03                                                                 60,000        62,568
  Archstone Communities Trust
    6.750%, 10/23/00                                                                 200,000       198,866
    6.370%, 10/15/01                                                                 900,000       879,541
  Bear Stearns Company
    6.450%, 08/01/02                                                                 350,000       345,745
  Colonial Realty
    7.500%, 07/15/01                                                                 350,000       349,492
  Colonial Realty, MTN
    7.930%, 08/09/02                                                                 325,000       324,216
  Erac USA Finance 144A
    6.375%, 05/15/03                                                                 350,000       339,456
  Erac USA Finance, MTN
    7.000%, 06/15/00                                                                 350,000       351,061
  Erp Operating
    6.150%, 09/15/00                                                                 500,000       496,665
  Paine Webber Group
    7.310%, 08/09/00                                                                 334,000       335,633

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
----------------------------------------------------------------------------------------------------------
  Summit Properties Partnership
    6.750%, 07/30/01                                                              $  500,000   $   491,341
  Wellsford Residential
    7.250%, 08/15/00                                                                  50,000        50,111
    9.375%, 02/01/02                                                                  50,000        51,397
                                                                                               -----------
Total Corporate Obligations
  (cost $4,312,647)                                                                              4,276,092
                                                                                               -----------
MORTGAGE BACKED OBLIGATIONS -- 16.26%
  General Electric Capital Mortgage Services, Inc., CMO, Series 1998-12,
    Class 1A1
    6.500%, 07/25/28                                                                 375,000       371,584
  Green Tree Financial, Series 1994-6, Class A5
    8.250%, 01/15/20                                                                  87,000        88,593
  Green Tree Financial, Series 1996-8, Class A4
    7.000%, 10/15/27                                                                 369,454       370,536
  Merrill Lynch Mortgage Investors, Series 1995-C3, Class A1
    6.759%, 12/26/25                                                                 642,707       641,717
  Merrill Lynch Mortgage Investors, Series 1991-G, Class A
    8.150%, 10/15/11                                                                   2,141         2,143
  Oakwood Mortgage Investors, Series 1996-B, Class A3
    7.100%, 10/15/26                                                                 199,602       199,795
  Oakwood Mortgage Investors, Series 1997-C, Class A2
    6.450%, 11/15/27                                                               1,091,895     1,088,564
  Residential Accredit Loans, CMO, Series 1997-QS6, Class A4
    7.500%, 06/25/12                                                                 500,000       504,775
  Residential Accredit Loans, CMO, Series 1998-QS1, Class A2
    7.000%, 01/25/28                                                                 678,952       675,340
  Residential Funding Mortgage, CMO, Series 1993-S16, Class A6
    7.000%, 05/25/23                                                                 406,000       405,566
                                                                                               -----------
Total Mortgage Backed Obligations
  (Cost $4,369,894)                                                                              4,348,613
                                                                                               -----------
TAXABLE MUNICIPAL BONDS -- 39.83%
  Alaska State Financial Corporation, RB, Series C, MBIA / FHA
    7.400%, 01/01/02                                                                 120,000       121,438
  Arkansas State Development Finance Authority, RB, Series D, Class D (A)
    0.000%, 02/15/14                                                               1,720,000       492,298

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  65

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Short-Term
Fixed Income Fund, continued

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
----------------------------------------------------------------------------------------------------------
  Bryan, Texas, Higher Education Authority, Allen Academy Project, RB, Series B
    6.500%, 12/01/99                                                              $   50,000   $    50,002
  Comanche County, Oklahoma, Home Finance Authority, RB, FNMA, FHA
    6.150%, 12/01/00                                                                  70,000        70,048
  Costa Rica, U.S. Government Guarantee
    7.360%, 08/01/01                                                                 880,000       883,300
  Cuyahoga County, Ohio, Maple Care, RB, GNMA
    7.350%, 08/20/00                                                                 100,000       100,709
  Denver, Colorado, City And County Multi-Family Housing, Buerger Brothers, RB,
    Series B, FHA
    6.750%, 05/01/01                                                                  65,000        65,229
  Erie County, New York, 4th Resolution, RB, AMBAC
    5.875%, 12/01/03                                                                 140,000       135,304
  Erie County, New York, Water Authority, 4th Resolution, RB, AMBAC
    5.375%, 12/01/99                                                                  50,000        49,998
  Florida State, Housing Finance Agency, RB, Series S-2
    6.650%, 06/01/01                                                                  95,000        95,167
  Fresno, California, Multi-Family Housing Authority, Woodlands Apartments
    Project, RB, GNMA
    7.250%, 11/20/02                                                                 265,000       268,307
  Greater Kentucky Housing Assistance Corporation, RB, Series B, MBIA/FHA
    6.500%, 01/01/02                                                                  55,000        55,122
  Harris County, Texas, Housing Finance Corporation, Single Family Mortgage
    Revenue, Series A
    7.750%, 09/01/14                                                               1,250,000     1,254,225
  Illinois State Health Facilities Authority, RB, Series C, MBIA
    10.300%, 08/15/03                                                                426,000       426,976
  Illinois, Housing Development Authority, Affordable Housing Project, RB, AMBAC
    7.480%, 06/01/00                                                                 420,000       422,667
  Indianapolis, Indiana, Economic Development Authority, Bethany Project,
    Series B, RB, GNMA
    6.000%, 04/20/00                                                                  25,000        25,013

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
----------------------------------------------------------------------------------------------------------
  Indianapolis, Indiana, Economic Development Authority, Castle Dore, RB,
    Series B, FHA
    6.750%, 12/01/00                                                              $   50,000   $    50,163
  Kansas City, Missouri, Industrial Development Authority, Hilltop Village
    Apartments, RB, Series B, FNMA
    6.700%, 10/01/02                                                                 110,000       110,460
  King County, Washington, Low Income Housing Authority, Fred Lind Manor, RB,
    Series B, GNMA
    7.250%, 06/20/00                                                                  35,000        35,171
  Massachusetts State, Industrial Finance Agency, Briscoe Housing Assistance,
    Series B, FHA
    7.100%, 02/01/12                                                                 855,000       854,205
  Moline, Illinois, Housing Authority, Highland Manor, RB, Series B, FHA
    7.200%, 03/01/00                                                                  15,000        15,059
  Oak Ridge, Tennessee, Industrial Development Board, The Gardens, Series B, RB,
    GNMA
    6.150%, 08/20/03                                                                 565,000       561,068
  Ohio Capital Housing Mortgage Corporation, Bella Vista, RB, FHA
    6.300%, 02/01/03                                                                 295,000       293,962
  Ohio Capital Housing Mortgage Corporation, Dayton, RB, Series I, FHA
    6.250%, 07/01/01                                                                  55,000        55,021
  Ohio Housing Financial Agency, Ravenwood Project, RB, FHA
    6.125%, 03/01/04                                                                 155,000       152,649
  Oshkosh, Wisconsin, GO
    5.900%, 12/01/99                                                                  45,000        45,011
  Pima County, Arizona, Industrial Development Authority, Western Winds, RB,
    Series B, HUD
    6.550%, 06/01/01                                                                 200,000       199,882
  Prince Georges County, Maryland, Housing Authority, Foxglenn Project, RB, GNMA
    6.250%, 11/20/04                                                                 260,000       257,855
  Rensselaer County, New York, COP
    6.560%, 03/15/00                                                               1,703,076     1,695,923

66  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
----------------------------------------------------------------------------------------------------------
  Rockford, Illinois, RB, Series B, MBIA
    7.450%, 01/01/03                                                              $  260,000   $   262,668
  Shawnee, Kansas, Multi-Family Housing, Haverford West Apartments, RB,
    Series B, FNMA
    6.750%, 06/01/02                                                                  70,000        70,148
  Southwestern Illinois, Solid Waste Development Authority, Series B, RB
    6.900%, 02/01/03                                                                 705,000       702,166
  Spokane, Washington, Elderly Housing Authority, Cheney Care Center, RB,
    Series B, GNMA
    6.125%, 02/20/04                                                                 125,000       122,976
  Tarrant County, Texas, Health Facilities Development Corporation, South
    Central Project, RB, MBIA/FHA
    6.750%, 01/01/37                                                                 305,000       305,548
  Tarrant County, Texas, Housing Financial Corporation, Series B, RB, FNMA
    6.550%, 09/01/02                                                                 190,000       189,598
  Wilmington, Delaware, Multi-Family Rent, Prestwyck Apartments, RB, Series B,
    FHA
    6.625%, 11/01/03                                                                 160,000       160,317
                                                                                               -----------
Total Taxable Municipal Bonds
  (Cost $10,752,388)                                                                            10,655,653
                                                                                               -----------
U.S. GOVERMENT AGENCY OBLIGATION -- 0.35%
  Federal National Mortgage Association, Variable Inflation Linked (B)
    5.230%, 03/13/02
    (Cost $94,698)                                                                    95,000        92,616
                                                                                               -----------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 6.92%
  Federal Home Loan Mortgage Corporation, CMO, Series 1311, Class I
    7.500%, 03/15/21                                                                 164,391       164,995
  Federal Home Loan Mortgage Corporation, Series 128, Class I
    6.500%, 02/15/21                                                                 150,530       147,389
  Federal National Mortgage Association, REMIC, Series 1997-W2, Class A3
    6.575%, 11/25/27                                                                 400,000       397,712

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT     VALUE
----------------------------------------------------------------------------------------------------------
  Federal National Mortgage Association, Series 1995-M2, Class B
    6.700%, 05/25/28                                                              $   59,557   $    59,541
  Federal National Mortgage Association, Series 1995-M2, Class C
    6.800%, 05/25/28                                                                 625,000       624,219
  Federal National Mortgage Association, Series 1997-27, Class B
    7.000%, 02/18/25                                                                 190,000       189,513
  Government National Mortgage Association, CMO, Series 1998-23, Class DA
    8.500%, 10/20/12                                                                 262,325       266,672
                                                                                               -----------
Total U.S. Government Mortgage-Backed Obligations
  (Cost $1,858,890)                                                                              1,850,041
                                                                                               -----------
                                                                                    SHARES
                                                                                  -----------
CASH EQUIVALENT -- 0.55%
  SEI Daily Income Trust Government II (Cost $148,150)                               148,150       148,150
                                                                                               -----------
Total Investments -- 99.09%
  (Cost $26,696,746)                                                                            26,508,251
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.91%                                                     244,671
                                                                                               -----------
Net Assets -- 100%                                                                             $26,752,922
                                                                                               ===========

(A)    ZERO COUPON SECURITY
(B)    VARIABLE RATE SECURITY. THE RATE REPORTED ON THE SCHEDULE OF
       INVESTMENTS IS THE RATE IN EFFECT AS OF OCTOBER 31, 1999. THE
       MATURITY DATE SHOWN IS THE NEXT RESET DATE.
CMO    COLLATERALLIZED MORTGAGE OBLIGATION
COP    CERTIFICATE OF PARTICIPATION
GO     GENERAL OBLIGATION
RB     REVENUE BOND
REMIC  REAL ESTATE MORTGAGE INVESTMENT CONDUIT
144A   SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITY
       ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS
       EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL
       BUYERS.
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR
THE SECURITIES AS DEFINED IN THE SCHEDULE OF INVESTMENTS.
AMBAC  AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FHA    FEDERAL HOUSING ADMINISTRATION
FNMA   FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD    HOUSING AND URBAN DEVELOPMENT
MBIA   MUNICIPAL BOND INVESTORS ASSURANCE
MTN    MEDIUM TERM NOTE

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  67

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

High Yield Bond Fund

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 99.05%
AUTOMOTIVE -- 1.06%
  Tenneco Automotive, 144A
    11.625%, 10/15/09                                                             $   3,400,000  $  3,408,500
                                                                                                 ------------
CABLE -- 9.16%
  Cablevision, 144A
    13.750%, 05/01/09                                                                 1,500,000     1,410,000
  Communications Holdings, 144A (A)
    0.000%, 04/01/11                                                                  2,350,000     1,401,188
  Classic Cable Incorporated, 144 (A)
    9.375%, 08/01/09                                                                    875,000       844,375
  Classic Communications, 144A (A)
    0.000%, 08/01/09                                                                  5,685,000     3,837,375
  James Cable Partners, Series B
    10.750%, 08/15/04                                                                 5,793,000     5,793,000
  Ono Finance
    13.000%, 05/01/09                                                                 5,000,000     4,900,000
  Poland Communications, Series B
    9.875%, 11/01/03                                                                  8,500,000     8,542,500
  RBS Participacoes SA, Reg S
    11.000%, 04/01/07                                                                 3,600,000     2,682,000
                                                                                                 ------------
                                                                                                   29,410,438
                                                                                                 ------------
CHEMICALS -- 2.39%
  Lyondell Chemical Company, Series A
    9.625%, 05/01/07                                                                  3,200,000     3,168,000
  ZSC Specialty Chemical PLC, 144A
    11.000%, 07/01/09                                                                 4,500,000     4,505,625
                                                                                                 ------------
                                                                                                    7,673,625
                                                                                                 ------------
CONSUMER MANUFACTURING -- 0.38%
  International De Ceramica, Reg S
    9.750%, 08/01/02                                                                  1,600,000     1,222,338
                                                                                                 ------------
ENERGY -- 5.03%
  Belco Oil & Gas, Series B
    8.875%, 09/15/07                                                                  2,250,000     2,143,125
  Eott Energy Partner/ Finance
    11.000%, 10/01/09                                                                 3,170,000     3,241,325
  Ocean Energy, Series B
    8.375%, 07/01/08                                                                  1,500,000     1,432,500
  Ocean Energy, Series B
    8.875%, 07/15/07                                                                  1,000,000       992,500
  Parker & Parsley
    8.250%, 08/15/07                                                                  2,000,000     1,915,976
  Pioneer Natural Resource
    6.500%, 01/15/08                                                                  1,300,000     1,118,237

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
  Pride International Incorporated
    10.000%, 06/01/09                                                             $   1,750,000  $  1,750,000
  Ram Energy
    11.500%, 02/15/08                                                                 1,500,000       675,000
  RBF Finance Company
    11.000%, 03/15/06                                                                 2,750,000     2,887,500
                                                                                                 ------------
                                                                                                   16,156,163
                                                                                                 ------------
FINANCIAL -- 0.99%
  CEI Citicorp Holdings
    9.750%, 02/14/07                                                                  3,850,000     3,176,250
                                                                                                 ------------
FIXED COMMUNICATIONS -- 22.70%
  Alestra SA, 144A
    12.125%, 05/15/06                                                                 7,750,000     7,517,500
  Call-Net Enterprises Incorporated
    8.000%, 08/15/08                                                                    335,000       293,125
  Call-Net Enterprises Incorporated (A)
    0.000%, 05/15/09                                                                  5,150,000     2,890,437
  Call-Net Enterprises Incorporated (A)
    8.940%, 08/15/08                                                                  3,250,000     1,832,188
  E.SPIRE Communications (A)
    0.000%, 11/01/05                                                                  3,375,000     1,957,500
  E.SPIRE Communications, PIK
    14.750%, 07/15/08                                                                 1,074,000       375,900
  Global Crossing Holdings, PIK
    10.500%, 12/01/08                                                                13,200,000    13,926,000
  Interamericas Communications
    14.000%, 10/27/07                                                                 8,200,000     6,232,000
  Intermedia Communications, Series B, PIK
    13.500%, 03/31/09                                                                 3,606,000     3,281,460
  Jazztel PLC, 144A
    14.000%, 04/01/09                                                                 3,000,000     3,000,000
  MGC Communications, Series B
    13.000%, 10/01/04                                                                 2,750,000     2,502,500
  Netia Holdings, Series B (A)
    0.000%, 11/01/07                                                                 13,800,000     8,556,000
  Nextlink Communications, PIK
    14.000%, 02/01/09                                                                 1,035,000       527,850
  Tele1 Europe BV
    13.000%, 05/15/09                                                                 6,000,000     5,550,000
  Versatel Telecom BV
    11.875%, 07/15/09                                                                 2,000,000     1,862,578
  Viatel (A)
    0.000%, 04/15/08                                                                 10,930,000     6,066,150

68  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
  Williams Communications Group
    10.700%, 10/01/07                                                             $   4,800,000  $  4,950,000
  Worldwide Fiber Incorporated, 144A
    12.000%, 08/01/09                                                                 1,575,000     1,575,000
                                                                                                 ------------
                                                                                                   72,896,188
                                                                                                 ------------
FOOD & BEVERAGE -- 6.23%
  Agrilink Foods
    11.875%, 11/01/08                                                                 2,750,000     2,406,250
  Arisco Production Alimenticios
    10.750%, 05/22/05                                                                 2,000,000     1,495,000
  DGS International Finance
    10.000%, 06/01/07                                                                 4,000,000     2,804,048
  Doane Pet Care Company
    9.750%, 05/15/07                                                                  2,250,000     2,160,000
  Embotelladora Arica SA, 144A
    9.875%, 03/15/06                                                                  1,500,000     1,546,206
  Fage Dairy Industries
    9.000%, 02/01/07                                                                  3,390,000     3,051,000
  Gruma SA
    7.625%, 10/15/07                                                                  7,350,000     6,541,500
                                                                                                 ------------
                                                                                                   20,004,004
                                                                                                 ------------
GAMING -- 0.52%
  International Game Technology, 144A
    8.375%, 05/15/09                                                                  1,750,000     1,666,875
                                                                                                 ------------
GENERAL INDUSTRIAL -- 3.33%
  Alliance Laundry Systems, Series B
    9.625%, 05/01/08                                                                  4,000,000     3,450,000
  Precision Partners, 144A
    12.000%, 03/15/09                                                                 3,375,000     2,970,000
  Rentals Incorporated,
    8.800%, 08/15/08                                                                  4,000,000     3,580,000
  United Rentals Incorporated, Series B
    9.000%, 04/01/09                                                                    750,000       676,875
                                                                                                 ------------
                                                                                                   10,676,875
                                                                                                 ------------
HEALTHCARE -- 2.20%
  Beverly Enterprises
    9.000%, 02/15/06                                                                  1,650,000     1,423,125
  DJ Orthopedics, 144A
    12.625%, 06/15/09                                                                 3,000,000     2,827,500
  Tenet Healthcare
    8.000%, 01/15/05                                                                  2,975,000     2,803,937
                                                                                                 ------------
                                                                                                    7,054,562
                                                                                                 ------------
MEDIA -- 7.89%
  @Entertainment, Series B (A)
    0.000%, 02/01/09                                                                 11,375,000     6,967,188
  Antenna TV SA
    9.000%, 08/01/07                                                                  7,960,000     7,333,150

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
  Fox Family Worldwide (A)
    0.000%, 11/01/07                                                              $  14,600,000  $  9,526,500
  Spanish Broadcasting Systems
    9.625%, 11/01/09                                                                  1,500,000     1,503,750
                                                                                                 ------------
                                                                                                   25,330,588
                                                                                                 ------------
METALS & MINING -- 5.32%
  AEI Resources, 144A
    10.500%, 12/15/05                                                                 8,385,000     7,546,500
  Grupo Minero Mexico, Series B
    9.250%, 04/01/28                                                                  8,155,000     6,238,575
  Hysla
    9.250%, 09/15/07                                                                  4,320,000     3,304,800
                                                                                                 ------------
                                                                                                   17,089,875
                                                                                                 ------------
MOBILE COMMUNICATIONS -- 15.32%
  Airgate PCS
    13.500%, 10/01/09                                                                 3,930,000     2,367,825
  Comunicacion Cellular, 144A (A)
    14.125%, 03/01/05                                                                 6,350,000     3,190,875
  Crown Castle, 144A PIK
    12.750%, 12/31/25                                                                 7,381,000     7,454,810
  CTI Holdings (A)
    0.000%, 04/15/08                                                                  6,350,000     3,206,750
  Esat Telecom Holdings Group (A)
    0.000%, 02/01/07                                                                 14,650,000    10,619,500
  Globe Telecom, 144A
    13.000%, 08/01/09                                                                 1,550,000     1,608,125
  Grupo Iusacell SA, Series B
    10.000%, 07/15/04                                                                 3,000,000     2,827,500
  Occidente Y Caribe Cellular, Series B (A)
    14.000%, 03/15/04                                                                   860,000       451,500
  Pinnacle Holdings (A)
    0.000%, 03/15/08                                                                 12,170,000     7,362,850
  Telecorp PCS, 144A (A)
    0.000%, 04/15/09                                                                  3,680,000     2,254,000
  Tritel PCS Incorporated (A)
    0.000%, 05/15/09                                                                  7,895,000     4,737,000
  US Unwired, 144A (A)
    13.375%, 11/01/09                                                                 5,875,000     3,115,395
                                                                                                 ------------
                                                                                                   49,196,130
                                                                                                 ------------
PAPER & PACKAGING -- 3.15%
  Copamex Industrias, Series B
    11.375%, 04/30/04                                                                 2,000,000     1,745,000
  Indah Kiat
    10.000%, 07/01/07                                                                 2,000,000     1,290,000
  Kappa Beheer BV, 144A
    10.625%, 07/15/09                                                                 1,500,000     1,548,750
  Packaging Corporation of America, 144A
    9.625%, 04/01/09                                                                  1,750,000     1,758,750

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  69

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 High Yield Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
  Packaging Corporation of America, 144A, PIK
    12.375%, 04/01/10                                                             $   1,058,000  $  1,126,770
  Repap New Brunswick
    10.625%, 04/15/05                                                                 3,000,000     2,640,000
                                                                                                 ------------
                                                                                                   10,109,270
                                                                                                 ------------
SERVICES -- 0.78%
  American Plumbing & Mechanic, 144A
    11.625%, 10/15                                                                    2,750,000     2,505,937
                                                                                                 ------------
SUPER MARKETS & DRUGS -- 1.11%
  Jitney - Jungle Stores
    12.000%, 03/01/06                                                                 1,000,000       250,000
  Stater Brothers Holdings, 144A
    10.750%, 08/15/06                                                                 3,250,000     3,306,875
                                                                                                 ------------
                                                                                                    3,556,875
                                                                                                 ------------
TECHNOLOGY -- 4.30%
  Cybernet Internet Services
    14.000%, 07/01/09                                                                 1,500,000     1,470,000
  Exodus Communications
    11.250%, 07/01/08                                                                 2,000,000     2,045,000
  Globix
    13.000%, 05/01/05                                                                 5,000,000     4,350,000
  PSINET Incorporated, 144A
    11.000%, 08/01/09                                                                 2,750,000     2,825,625
  Rhythms Netconnections, 144A
    12.750%, 04/15/09                                                                 1,500,000     1,327,500
  WAM!Net, Series B (A)
    0.000%, 03/01/05                                                                  3,000,000     1,800,000
                                                                                                 ------------
                                                                                                   13,818,125
                                                                                                 ------------
TRANSPORTATION -- 4.37%
  American Commercial Lines, Series B
    10.250%, 06/30/08                                                                   800,000       752,000
  Budget Group Incorporated
    9.125%, 04/01/06                                                                  7,500,000     6,487,500
  Railworks Corporation
    11.500%, 04/15/09                                                                 3,800,000     3,705,000
  Sea Containers Ltd., 144A
    10.750%, 10/15/06                                                                 3,100,000     3,100,000
                                                                                                 ------------
                                                                                                   14,044,500
                                                                                                 ------------
UTILITIES -- 2.82%
  Calpine
    7.750%, 04/15/09                                                                  3,000,000     2,797,500

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
  Comp Paranaense De Energia, Reg S
    9.750%, 05/02/05                                                              $   6,950,000  $  6,270,651
                                                                                                 ------------
                                                                                                    9,068,151
                                                                                                 ------------
Total Corporate Bonds (Cost $329,529,071)                                                         318,065,269
                                                                                                 ------------
                                                                                     SHARES
                                                                                  -------------
WARRANTS -- 0.57%
  Bell Technology*                                                                        1,500       116,001
  Classic Communications*                                                                 1,500        25,005
  Firstcom Corporation*                                                                  62,000       372,000
  Jazztel PLC*                                                                           15,000       600,000
  Ono Finance*                                                                            5,000       250,000
  Tele1 Europe BV*                                                                        6,000       480,000
                                                                                                 ------------
Total Warrants (Cost $1,074,257)                                                                    1,843,006
                                                                                                 ------------
Total Investments -- 99.62%
  (Cost $330,603,328)                                                                             319,908,275
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.38%
                                                                                                    1,214,431
                                                                                                 ------------
Net Assets -- 100%                                                                               $321,122,706
                                                                                                 ============

*    NON-INCOME PRODUCING SECURITY

(A)  STEP UP BOND -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE
     RATE IN EFFECT ON OCTOBER 31, 1999. THE INITIAL COUPON ON A STEP UP BOND
     CHANGES ON A SPECIFIC DATE, TO A PREDETERMINED HIGHER RATE.

PIK  PAYMENT-IN-KIND SECURITY

144A SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITY ACT OF
     1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.

Smaller Companies
Fund

-------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                          SHARES       VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 97.6%
CONSUMER -- 17.1%
  American Eagle Outfitters, Inc.*                                                    2,000  $   85,625
  Ames Department Stores, Inc.*                                                       1,700      53,869
  AnnTaylor Stores, Corp.*                                                            2,300      97,894
  Bally Total Fitness Holding*                                                        3,000      72,188
  Championship Auto Racing Teams, Inc.*                                               2,900      66,519
  Corporate Executive Board Co.*                                                      2,400      90,600
  Damark International*                                                               1,400      14,306
  Furniture Brands International, Inc.*                                               4,700      91,063
  Marketing Services Group, Inc.*                                                     2,100      23,888

70  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                          SHARES       VALUE
-------------------------------------------------------------------------------------------------------
  Martha Stewart Living Omnimedia, Inc.*                                                100       3,687
  Mohawk Industries*                                                                  3,400  $   77,988
  Pacific Sunwear of California, Inc.*                                                3,400     102,637
  Papa John's International, Inc.*                                                    1,700      63,537
  PJ America, Inc.*                                                                   1,000      19,812
  Radio Unica Corp.*                                                                    700      20,038
  ShopKo Stores, Inc.                                                                 1,100      27,569
  Spanish Broadcasting System, Inc.*                                                  1,900      50,587
  Too, Inc.*                                                                          3,300      52,800
  Zale Corp.*                                                                         2,300      96,312
  99 Cents Only Stores*                                                                 900      26,888
                                                                                             ----------
                                                                                              1,137,807
                                                                                             ----------
CREDIT SENSITIVE -- 11.7%
  Astoria Financial Corp.                                                             1,975      71,100
  Bank United Corp.                                                                   2,000      78,000
  Dime Bancorp                                                                        6,400     114,400
  Dime Community Bancshares                                                           2,800      56,525
  D.R. Horton, Inc.                                                                   5,800      68,513
  Golden State Bancorp, Inc.*                                                         6,500     135,688
  Labranche & Co., Inc.*                                                              2,800      37,450
  Lennar                                                                              6,100     100,269
  LNR Property Corp.                                                                  5,800     112,375
                                                                                             ----------
                                                                                                774,320
                                                                                             ----------
ENERGY -- 9.2%
  BJ Services*                                                                        6,000     205,875
  Devon Energy                                                                        5,200     202,150
  Global Industries, Ltd.*                                                           10,200      81,600
  Input/Output, Inc.*                                                                 4,000      21,000
  Marine Drilling Companies, Inc.*                                                    6,200     100,363
                                                                                             ----------
                                                                                                610,988
                                                                                             ----------
HEALTH CARE -- 14.0%
  Accredo Health, Inc.*                                                               1,800      59,400
  Alkermes, Inc.*                                                                     1,500      52,969
  Caremark Rx, Inc.*                                                                  6,500      31,687
  Cell Genesys, Inc.*                                                                 6,000      51,000
  Dendrite International, Inc.*                                                       3,000      94,125
  Enzon, Inc.*                                                                        3,400      99,662
  IVAX Corp.                                                                          6,900     121,181
  Medical Manager Corp.*                                                              2,200     110,275
  Nanogen, Inc.*                                                                      5,200      36,400
  Priority Healthcare Corp., Cl A*                                                    1,612      32,341
  Priority Healthcare Corp., Cl B*                                                    1,300      26,081
  ResMed, Inc.*                                                                       1,000      34,625
  Sonosite*                                                                           2,700      79,650
  Trigon Healthcare, Inc.*                                                            3,600     102,150
                                                                                             ----------
                                                                                                931,546
                                                                                             ----------

-------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                          SHARES       VALUE
-------------------------------------------------------------------------------------------------------
PROCESS INDUSTRIES -- 5.1%
  AK Steel Holding Corp.                                                              2,182  $   37,776
  Bowater                                                                             1,700      89,250
  Carbo Ceramics                                                                        700      18,200
  CompX International*                                                                2,200      40,700
  PH Glatfelter                                                                       5,900      86,287
  Rayonier                                                                            1,600      65,600
                                                                                             ----------
                                                                                                337,813
                                                                                             ----------
SERVICE COMPANIES -- 5.6%
  American Tower Corp.                                                                4,045      77,108
  COMSAT Corp.                                                                        3,628      67,798
  Insight Communications Company, Inc.*                                               2,500      59,062
  Kroll-O Gara Co.*                                                                   2,500      39,688
  Price Communications Corp.*                                                         3,780      82,215
  Triton PCS Holdings, Inc.*                                                            600      21,150
  Viatel, Inc.*                                                                         800      26,700
                                                                                             ----------
                                                                                                373,721
                                                                                             ----------
TECHNOLOGY -- 30.4%
  Allied Riser Communications Corp.*                                                  5,500      99,344
  Alpha Industries, Inc.                                                                800      44,200
  Applied Micro Circuits Corp.*                                                       3,300     256,781
  Art Technology Group, Inc.*                                                           900      48,600
  ATMI, Inc.*                                                                         1,900      51,181
  BEA Systems, Inc.*                                                                  2,700     123,188
  Cognex*                                                                             2,200      65,862
  Credence Systems Corp.*                                                               700      31,937
  DII Group, Inc.*                                                                    1,600      57,600
  iGo Corp.*                                                                            900      12,712
  Infospace.com, Inc.*                                                                1,000      55,625
  Interworld Corp.*                                                                   1,100      45,100
  Mercury Interactive*                                                                4,400     356,950
  Microchip Technology, Inc.*                                                         2,200     146,575
  National Information Consortium, Inc.*                                              1,600      52,400
  Pairgain Technologies, Inc.*                                                        3,200      39,200
  PC-Tel, Inc.*                                                                         400      12,000
  Pegasus Systems, Inc.*                                                                900      38,475
  Pinnacle Systems*                                                                   3,300      91,575
  Polycom, Inc.*                                                                      1,600      80,000
  Scientific-Atlanta, Inc.                                                            1,000      57,250
  Symantec Corp*                                                                      1,600      76,400
  TranSwitch Corp.*                                                                   1,700      80,006
  Whittman-Hart, Inc.*                                                                2,500      96,094
                                                                                             ----------
                                                                                              2,019,055
                                                                                             ----------
TRANSPORTATION -- 4.5%
  Atlantic Coast Airlines*                                                            3,150      73,238
  Tidewater, Inc.                                                                     1,400      42,000
  USFreightways Corp.                                                                 4,000     181,250
                                                                                             ----------
                                                                                                296,488
                                                                                             ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  71

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Smaller Companies
Fund, continued

-------------------------------------------------------------------------------------------------------
                                                                                                  VALUE
-------------------------------------------------------------------------------------------------------
Total Investments -- 97.6%
  (Cost $5,166,076)                                                                          $6,481,738
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.4%                                                   157,232
                                                                                             ----------
Net Assets -- 100%                                                                           $6,638,970
                                                                                             ==========

* NON-INCOME PRODUCING SECURITY

International Select
Equity Fund

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 94.7%
FINLAND  -- 6.1%
  Nokia Oyj                                                                          16,900    $ 1,934,327
  Sonera Oyj                                                                         60,970      1,831,036
                                                                                               -----------
                                                                                                 3,765,363
                                                                                               -----------
FRANCE  -- 16.8%
  Axa                                                                                13,080      1,845,062
  Accor SA                                                                               10          2,251
  Alcatel                                                                            12,000      1,874,486
  Banque Nationale de Paris                                                          21,053      1,849,162
  Banque Nationale de Paris CGV Warrants 7/15/02*                                     1,131          6,686
  Cap Gemini SA                                                                       8,840      1,339,027
  Dexia France                                                                       11,750      1,656,216
  Total Fina SA                                                                      13,210      1,785,584
                                                                                               -----------
                                                                                                10,358,474
                                                                                               -----------
GERMANY  -- 4.1%
  Epcos AG*                                                                          42,610      1,747,141
  Mannesmann                                                                          4,900        770,569
                                                                                               -----------
                                                                                                 2,517,710
                                                                                               -----------
IRELAND  -- 2.5%
  Irish Life & Permanent Plc                                                        147,700      1,507,047
                                                                                               -----------
JAPAN  -- 18.2%
  Bridgestone Corp.                                                                  43,000      1,183,732
  Hitachi Ltd.                                                                      153,000      1,653,935
  Keyence Corp.                                                                       6,000      1,608,556
  Minebea Co., Ltd.                                                                 115,000      1,549,806
  Omron Corp.                                                                        85,000      1,777,373
  Secom                                                                               8,000        857,896
  Secom Co., Ltd.- New*                                                               8,000        851,758
  Softbank Corp.                                                                      4,200      1,744,377
                                                                                               -----------
                                                                                                11,227,433
                                                                                               -----------
NETHERLANDS  -- 5.0%
  Benckiser NV, Series B                                                             24,030      1,420,576
  Philips Electronics                                                                16,247      1,666,297
                                                                                               -----------
                                                                                                 3,086,873
                                                                                               -----------
SINGAPORE  -- 3.2%
  Chartered Semiconductor*                                                           27,000         54,302
  Singapore Airlines Ltd.                                                           182,000      1,926,505
                                                                                               -----------
                                                                                                 1,980,807
                                                                                               -----------

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
SPAIN  -- 2.6%
  Telefonica de Espana                                                               97,363    $ 1,601,788
                                                                                               -----------
SWEDEN  -- 2.8%
  Securitas, Series B                                                               117,700      1,746,248
                                                                                               -----------
SWITZERLAND  -- 8.1%
  Adecco                                                                              2,720      1,649,188
  Roche Holding AG                                                                      140      1,681,158
  UBS AG, Registered*                                                                 5,650      1,644,263
                                                                                               -----------
                                                                                                 4,974,609
                                                                                               -----------
UNITED KINGDOM  -- 25.3%
  Allied Domecq Plc                                                                 148,230        833,166
  ARM Holdings Plc*                                                                  89,000      2,527,572
  Baltimore Technologies Plc*                                                         9,269        285,630
  Billiton Plc                                                                      206,181        891,198
  British Energy Plc                                                                131,694        894,976
  Colt Telecom Group Plc*                                                            44,895      1,342,148
  Filtronic Plc                                                                      84,630      1,571,710
  Flextech Plc*                                                                      77,263      1,086,964
  General Electric                                                                  174,515      1,897,284
  Logica Plc                                                                         79,159      1,210,560
  Telewest Communications Plc*                                                      304,610      1,302,881
  Telewest Communications Rights 11/15/99*                                           27,691         25,030
  Vodafone Airtouch Plc                                                             368,605      1,714,420
                                                                                               -----------
                                                                                                15,583,539
                                                                                               -----------
Total Investments -- 94.7%
   (Cost $52,797,090)                                                                           58,349,891
OTHER ASSETS IN EXCESS OF LIABILITIES -- 5.3%                                                    3,237,428
                                                                                               -----------
Net Assets -- 100%                                                                             $61,587,319
                                                                                               ===========

* NON-INCOME PRODUCING SECURITY.

European
Equity Growth Fund

FOREIGN COMMON STOCKS -- 13.9%
FINLAND -- 0.7%
  Nokia Oyj                                                                            59  $     6,753
                                                                                           -----------
FRANCE -- 1.7%
  Banque Nationale de Paris                                                            29        2,547
  Cap Gemini SA                                                                        29        4,393
  Elf Aquitaine                                                                         6          883
  Total Fina SA                                                                        19        2,568
  Usinor SA                                                                           319        4,433
                                                                                           -----------
                                                                                                14,824
                                                                                           -----------
GERMANY -- 1.9%
  BASF AG                                                                             116        5,216
  Mannesmann                                                                           48        7,549
  Siemens AG                                                                           46        4,130
                                                                                           -----------
                                                                                                16,895
                                                                                           -----------
ITALY -- 0.0%
  Tecnost SpA                                                                           1            2
                                                                                           -----------

72  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
NETHERLANDS -- 0.9%
  ABN AMRO Holding NV                                                                   176    $     4,256
  Philips Electronics                                                                    31          3,180
  Royal Dutch Petroleum                                                                  14            837
                                                                                               -----------
                                                                                                     8,273
                                                                                               -----------
SWEDEN -- 0.5%
  Securitas, Series B                                                                   279          4,139
                                                                                               -----------
SWITZERLAND -- 0.7%
  UBS AG, Registered*                                                                    23          6,693
                                                                                               -----------
UNITED KINGDOM -- 7.5%
  Barclays Bank                                                                         361         11,053
  BP Amoco                                                                            1,156         11,219
  British Telecommunications                                                            500          9,068
  General Electric                                                                      560          6,088
  Glaxo Wellcome Plc                                                                    324          9,564
  Lloyds TSB Group                                                                      360          4,979
  Reckitt & Colman Plc                                                                  280          3,399
  Unilever                                                                              412          3,822
  Vodafone Airtouch Plc                                                               1,670          7,767
                                                                                               -----------
                                                                                                    66,959
                                                                                               -----------
Total Investments -- 13.9%
  (Cost $111,403)                                                                                  124,538
OTHER ASSETS IN EXCESS OF LIABILITIES -- 86.1%                                                     772,397
                                                                                               -----------
Net Assets -- 100%                                                                             $   896,935
                                                                                               ===========

*NON-INCOME PRODUCING SECURITY.

International Small
Cap Equity Fund

FOREIGN COMMON STOCKS -- 92.6%
BERMUDA -- 0.9%
  Johnson Electric Holding                                                         19,000   $   102,728
                                                                                            -----------
DENMARK -- 1.2%
  Navision Software*                                                                1,300        51,512
  Topdanmark*                                                                       2,200        42,031
  William Demant                                                                      490        39,873
                                                                                            -----------
                                                                                                133,416
                                                                                            -----------
FINLAND -- 1.3%
  Amer Group 'A'                                                                    2,540        48,360
  Talentum Oy B Shares                                                              3,000        39,131
  Teleste Corp.*                                                                    2,862        24,235
  Tietoenator Corp                                                                    900        31,241
                                                                                            -----------
                                                                                                142,967
                                                                                            -----------
FRANCE -- 9.3%
  Altran Technologies SA                                                              450       154,266
  Dexia France                                                                        300        42,286
  Eurotunnel SA                                                                    33,000        42,349
  Eurotunnel SA Rights* 11/15/99                                                   33,000         1,041
  FI Systems                                                                        1,684       168,283
  GFI Informatique                                                                    900        80,470
  Groupe GTM                                                                          380        41,571

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  Hachette Filipacchi Medias                                                            900    $    45,347
  Infogrames Entertainment*                                                             570         52,823
  Ingenico                                                                            2,100         51,911
  Lagardere S.C.A.                                                                    2,020         81,806
  Montupet                                                                            2,990         97,564
  Sidel Bearer                                                                          710         70,951
  Societe Generale d' Entreprises SA                                                  1,730         80,435
                                                                                               -----------
                                                                                                 1,011,103
                                                                                               -----------
GERMANY -- 7.8%
  Aixtron AG                                                                            400         44,390
  Deutsche Lufthansa AG                                                               2,000         42,076
  Dino Entertainment AG*                                                              1,620         57,768
  Fresenius AG                                                                          260         42,528
  GFT Ges Fuer Technologies*                                                            850         52,485
  Intershop Communications AG*                                                        1,050        131,987
  Medion AG                                                                             590        158,258
  Metallgesellschaft AG                                                               4,530         94,111
  Qiagen*                                                                             2,200        117,425
  SGL Carbon                                                                            950         60,808
  Zapf Creaton AG*                                                                    1,350         46,834
                                                                                               -----------
                                                                                                   848,670
                                                                                               -----------
GREECE -- 0.4%
  Intrasoft SA                                                                          600         41,286
                                                                                               -----------
HONG KONG -- 1.7%
  Li & Fung Ltd.                                                                     64,000        109,164
  Wing Hang Bank Ltd.                                                                25,000         81,584
                                                                                               -----------
                                                                                                   190,748
                                                                                               -----------
IRELAND -- 0.5%
  CBT Group Public ADR*                                                               2,630         54,244
                                                                                               -----------
ITALY -- 5.8%
  Autogrill SPA                                                                       3,000         32,062
  Banca Popolare Commercio e Industria                                                1,350         29,111
  Banca Popolare di Brescia                                                           1,950         82,561
  Cementir SPA                                                                       68,000         95,134
  Cir-Compagnie Industriali SPA                                                      36,500         63,351
  Class Editori                                                                       5,430         45,752
  Gruppo Buffetti                                                                     6,350         52,702
  Gruppo Editoriale L'espresso                                                        2,440         53,001
  Seat Pagine Gialle                                                                 63,100         60,468
  Tiscali SPA*                                                                        1,700        117,129
                                                                                               -----------
                                                                                                   631,271
                                                                                               -----------
JAPAN -- 24.1%
  Arisawa Mfg. Co., Ltd.                                                              4,000        113,184
  Bellsystem 24, Inc.                                                                   100         95,919
  Chubu Sekiwa Real Estate                                                              970          8,048
  Circle K Japan Co.                                                                  2,000         80,188
  Disco Corp.                                                                           600         83,449
  Doutor Coffee Co., Ltd.                                                             1,600        171,886
  Enplas Corp.                                                                        2,500        100,954
  Fuji Machine Mfg. Co., Ltd.                                                         1,000         46,521
  Fuji Seal, Inc.                                                                     1,200        110,498
  Fuji Soft ABC Inc.                                                                    900         82,442

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  73

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 International Small
Cap Equity Fund, continued

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  Fujimi Inc.                                                                         1,000    $    46,041
  Hisamitsu Pharmaceutical Co., Inc.                                                  5,000         71,795
  Ibiden Co, Ltd.                                                                     4,000         67,143
  Itoen, Ltd.                                                                         1,300        133,423
  Kagome Co., Ltd.                                                                   10,000        112,033
  Meitec Corp.                                                                        1,500         56,256
  Misumi Corp.                                                                        1,200         86,902
  NHK Spring Co., Ltd.                                                               15,000         62,155
  Nichiha Corp.                                                                       6,000         60,429
  Nichii Gakkan Co.                                                                     650        105,990
  Nippon Zeon Co., Ltd.                                                              10,000         86,327
  OSG Corp.                                                                          26,000        147,887
  Otsuka Kagu                                                                           300         89,204
  People Co., Ltd.                                                                    1,000         66,088
  Saizeriya Co., Ltd.                                                                 1,300        103,496
  Shimamura Co., Ltd.                                                                   800        115,102
  Shinko Electric Ind. Co. Ltd.                                                       1,500         76,255
  Taiyo Ink Mfg. Co., Ltd.                                                            1,000        134,286
  Yamaichi Electronics Co., Ltd.                                                      3,000         83,449
  Yamato Kogyo Co., Ltd.                                                              8,000         37,063
                                                                                               -----------
                                                                                                 2,634,413
                                                                                               -----------
NETHERLANDS -- 5.5%
  ASM Lithography*                                                                    1,300         91,757
  Fugro NV                                                                            4,500        151,474
  IHC Caland                                                                          1,377         59,749
  Libertel NV*                                                                        2,900         54,909
  Randstad Holding NV                                                                 2,543        128,934
  Vendex NV                                                                           2,270         66,262
  Versatel Telecom International NV*                                                  3,750         46,547
                                                                                               -----------
                                                                                                   599,632
                                                                                               -----------
NORWAY -- 0.7%
  TGS Nopec Geophysical Co ASA*                                                       5,200         38,749
  Tomra Systems ASA                                                                   1,100         42,036
                                                                                               -----------
                                                                                                    80,785
                                                                                               -----------
PORTUGAL -- 0.7%
  Brisa-Auto Estradas                                                                 1,050         41,363
  Jeronimo Martins                                                                    1,350         37,689
                                                                                               -----------
                                                                                                    79,052
                                                                                               -----------
SINGAPORE -- 3.4%
  Hong Leong Finance Ltd.                                                            28,000         51,531
  Informatics Holdings Ltd.                                                         127,000         61,869
  Singapore Bus Services PTE Ltd.                                                    65,000        102,815
  Sembcorp Logistics Ltd.                                                            16,000         59,662
  Venture Manufacturing Ltd.                                                         11,000         97,913
                                                                                               -----------
                                                                                                   373,790
                                                                                               -----------
SPAIN -- 1.6%
  Aldeasa SA*                                                                         4,110         94,810
  Autopistas del Mare Nostrum SA                                                      1,940         37,161
  Baron de Ley*                                                                       1,540         41,308
                                                                                               -----------
                                                                                                   173,279
                                                                                               -----------
SWEDEN -- 3.1%
  Assa Abloy, Series B                                                                7,380         82,120

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  Europolitan Holdings                                                                8,200    $    94,236
  Modern Times Group AB*                                                              1,000         32,348
  OM Gruppen AB                                                                       3,900         50,274
  Securitas AB                                                                        5,480         81,304
                                                                                               -----------
                                                                                                   340,282
                                                                                               -----------
SWITZERLAND -- 6.5%
  Adecco Shs                                                                            210        127,327
  Bachem AG Registered                                                                   35         51,652
  Bank Sarasin & Cie                                                                     50         92,851
  Compagnie Financiere Richemont                                                         40         76,433
  Holderbank Financiere Glarus                                                            2          2,463
  Kaba Holding AG                                                                        70         51,445
  Kudelski*                                                                              42        174,730
  Publigroupe SA                                                                        105         77,030
  Selecta Group                                                                         150         53,053
                                                                                               -----------
                                                                                                   706,984
                                                                                               -----------
UNITED KINGDOM -- 18.1%
  Aegis Group Plc                                                                    32,294         84,920
  Baltimore Techno Plc                                                                  299          9,214
  Barratt Developments                                                               11,756         45,598
  BBA Group                                                                           2,919         20,389
  Bowthorpe Holdings                                                                 12,868        129,535
  Bunzl                                                                              17,494         86,110
  Burford Holdings Plc                                                               36,264         61,090
  Burmah Castrol Plc                                                                  2,059         35,464
  Caledonia Investments Plc                                                           2,196         23,153
  Canary Wharf Finance Plc*                                                           7,572         40,009
  Capita Group                                                                        3,906         51,934
  Cattles Plc                                                                         5,140         23,991
  Chorion Plc*                                                                       10,589          6,135
  Close Brothers Group Plc                                                            2,672         33,573
  Countrywide Assured Group                                                          15,976         38,860
  Daily Mail & General Trust, Series A                                                  397         20,422
  Debenhams Plc                                                                       7,374         31,631
  EMAP Publishing Plc                                                                 4,861         63,114
  Esat Telecom Group Plc*                                                             1,250         55,938
  Forth Ports                                                                         5,993         50,331
  Glynwed International                                                               7,143         24,066
  Hanson Plc                                                                          9,508         74,538
  Inchcape                                                                            3,457         17,329
  London Clubs International                                                         12,989         27,005
  Lonmin Plc                                                                          7,705         77,499
  Matalan                                                                             1,359         30,376
  Next                                                                                4,312         46,454
  Northern Rock Plc                                                                   8,168         55,240
  PIC International Group Plc*                                                        8,326          3,558
  Pillar Property Plc                                                                 9,259         47,478
  Premier Farnell Plc                                                                 5,302         25,139
  Sage Group (The)                                                                    2,553        130,953
  Severn Trent Plc                                                                    2,734         39,249
  SIG Plc                                                                            14,247         57,250
  Smiths Industries Plc                                                               2,915         39,309
  Telewest Communications Plc*                                                       26,625        113,881
  Telewest Communication Rights* 11/15/99                                             2,420          2,188
  Thistle Hotels Plc                                                                  5,292         13,568

74  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  TI Group Plc                                                                        5,383    $    36,317
  Trafficmaster Plc*                                                                  3,143         25,828
  United Assurance Group Plc                                                          7,088         45,752
  Vitec Group Plc                                                                     7,184         71,195
  Wolseley Plc                                                                        9,471         64,324
                                                                                               -----------
                                                                                                 1,979,907
                                                                                               -----------
Total Foreign Common Stocks
  (Cost $8,007,779)                                                                             10,124,557
                                                                                               -----------
FOREIGN PREFERRED STOCKS -- 1.9%
GERMANY -- 1.9%
  Boss (Hugo)                                                                           347         46,357
  Marschollek Lauten                                                                    740        156,069
                                                                                               -----------
Total Foreign Preferred Stocks
  (Cost $167,873)                                                                                  202,426
                                                                                               -----------

                                                                                    PAR AMOUNT
                                                                                  --------------
----------------------------------------------------------------------------------------------------------
FOREIGN CONVERTIBLE BOND -- 1.4%
  JAPAN -- 1.4%
    World Co. Ltd.
    0.800%, 09/28/01
    (Cost $72,394)                                                                 JPY 8,000,000      150,400
                                                                                                  -----------
Total Investments -- 95.9%
  (Cost $8,248,046)                                                                                10,477,383
OTHER ASSETS IN EXCESS OF LIABILITIES -- 4.1%                                                         452,238
                                                                                                  -----------
Net Assets -- 100.0%                                                                              $10,929,621
                                                                                                  ===========

*NON-INCOME PRODUCING SECURITY
JPY  JAPANESE YEN
ADR  AMERICAN DEPOSITORY RECEIPT

Emerging Markets
Equity Fund

-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                            SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 94.8%
ARGENTINA -- 1.7%
  Banco de Galicia ADR                                                                       85,875  $  1,814,109
  Perez Companc, Class B                                                                    154,060       927,877
                                                                                                     ------------
                                                                                                        2,741,986
                                                                                                     ------------
BRAZIL -- 5.6%
  Cerj*                                                                               2,306,472,720       472,638
  CVRD ADR                                                                                   75,113     1,464,906
  Embratel Participacoes ADR*                                                                50,791       653,934
  Tele Centro Sul Participacoes ADR*                                                         27,796     1,660,811
  Tele Norte Leste Participacoes ADR                                                        127,275     2,147,765
  Telesp Celular Participacoes ADR*                                                          19,100       470,338
  Telesp Participacoes ADR*                                                                 100,185     1,621,745

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  Unibanco GDR                                                                       32,015    $   740,347
                                                                                               -----------
                                                                                                 9,232,484
                                                                                               -----------
CHILE -- 2.6%
  Andina ADR                                                                         25,900        420,875
  Banco Santander Chile ADR                                                          23,500        384,812
  CTC ADR                                                                            69,594      1,161,350
  DyS ADR*                                                                           74,700      1,218,544
  Endesa SA*                                                                         44,000        561,000
  Enersis ADR                                                                        25,769        579,803
                                                                                               -----------
                                                                                                 4,326,384
                                                                                               -----------
CHINA -- 1.1%
  Angang New Steel Co., Ltd.                                                      3,140,000        367,838
  Hengan International Group Co., Ltd.*                                             722,000        197,506
  Hueneng Power International, Inc., Class H                                        300,000         93,652
  Hueneng Power International, Inc. ADR*                                              1,300         15,763
  Legend Holdings Ltd.                                                              816,000        877,126
  Shanghai Petrochemical Co., Ltd.                                                1,124,000        231,511
                                                                                               -----------
                                                                                                 1,783,396
                                                                                               -----------
CZECH REPUBLIC -- 0.6%
  Ceske Energeticke Zavody                                                           93,000        244,277
  IF Zivnobanka                                                                       9,830        168,237
  SPT Telecom                                                                        41,200        621,715
                                                                                               -----------
                                                                                                 1,034,229
                                                                                               -----------
GREECE -- 3.7%
  Alpha Credit Bank                                                                  36,255      2,771,877
  Hellenic Telecommunications Organizations SA                                       45,700        968,128
  Stet Hellas Telecom ADR*                                                           25,750        553,625
  Titan Cement                                                                       16,740      1,855,793
                                                                                               -----------
                                                                                                 6,149,423
                                                                                               -----------
HONG KONG -- 0.6%
  China Telecom                                                                     283,000        967,244
                                                                                               -----------
HUNGARY -- 2.5%
  Matav                                                                             247,390      1,439,497
  Matav ADR                                                                           1,076         31,002
  MOL                                                                                56,290      1,134,226
  MOL GDR*                                                                            1,376         27,520
  OTP Bank                                                                           20,663        938,494
  Raba                                                                               62,110        587,437
                                                                                               -----------
                                                                                                 4,158,176
                                                                                               -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  75

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Emerging Markets
Equity Fund, continued

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
INDIA -- 10.0%
  Associated Cement Co.                                                             162,375    $   749,970
  Bank of Baroda                                                                    301,569        460,585
  Bharat Heavy Electricals Ltd.                                                     210,100      1,297,093
  BSES                                                                                  200            743
  EIH Ltd.                                                                              205            930
  Glaxo India Ltd.*                                                                     704         11,985
  Grasim Industries Ltd.                                                             91,000        885,159
  Gujarat Ambuja Cements Ltd. GDR                                                     3,000         36,825
  Hindustan Lever                                                                    29,459      1,561,578
  ICICI Ltd.                                                                         75,392        137,203
  ICICI Ltd. ADR*                                                                    21,700        238,700
  ITC Ltd.                                                                           60,000        962,062
  ITC Ltd. GDR                                                                        2,000         37,750
  Larsen & Toubro Ltd.                                                              201,900      1,851,563
  Larsen & Toubro Ltd. GDR                                                            1,000         21,650
  Mahanagar Telephone Nigam                                                         168,300        664,516
  Mahanagar Telephone Nigam GDR*                                                      3,110         25,657
  Mahindra & Mahindra                                                                   700          5,733
  NIIT Ltd.                                                                          20,060      1,001,853
  Pentafour Software & Exports Ltd.                                                  63,100        875,192
  Ranbaxy Laboratories                                                               18,100        362,729
  Reliance Industries Ltd.                                                          346,871      1,866,199
  Satyam Computer Services Ltd.                                                      50,600      1,486,467
  State Bank of India                                                               225,300      1,287,132
  Tata Iron & Steel Co. Ltd.                                                        144,622        491,401
                                                                                               -----------
                                                                                                16,320,675
                                                                                               -----------
INDONESIA -- 2.0%
  Bank Panin Warrants*                                                                  180              7
  PT Gudang Garam Tbk                                                               488,000      1,252,925
  PT Indosat (Persero) Tbk                                                          369,500        598,315
  PT Indofood Sukes Makmur Tbk                                                      758,000        895,667
  PT Lippo Bank Tbk                                                               3,625,000        118,983
  PT Telekomunikasi Indonesia                                                       845,000        400,620
                                                                                               -----------
                                                                                                 3,266,517
                                                                                               -----------
ISRAEL -- 3.8%
  Bank Leumi Le-Israel*                                                             911,700      1,608,592
  Baran Group                                                                         1,710         31,500
  Bezeq                                                                             293,610      1,197,237

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  Blue Square Chain Stores*                                                          79,460    $ 1,091,262
  Discount Investment Corp.                                                          12,900        491,981
  Elite Industries                                                                   25,465      1,199,736
  Elron*                                                                             27,000        642,388
                                                                                               -----------
                                                                                                 6,262,696
                                                                                               -----------
KOREA -- 14.3%
  Dongwon Securities                                                                 36,200      1,086,453
  Honam Petrochemical Corp.                                                          26,000        502,876
  Housing & Commercial Bank GDR*                                                      2,600         69,290
  Kookmin Bank                                                                       61,221        954,425
  Korea Electric Power Corp.                                                        104,700      3,063,752
  Korea Electric Power Corp. ADR                                                      4,000         63,000
  Korea Telecom Corp ADR*                                                            43,475      1,532,494
  LG Chemical                                                                        45,396      1,373,801
  Nong Shim Co. Ltd.                                                                  6,640        339,335
  Pohang Iron & Steel                                                                27,846      3,418,128
  Pohang Iron & Steel ADR                                                             2,525         84,272
  Samsung Corp.                                                                      20,300        321,551
  Samsung Display Devices                                                            11,389        598,172
  Samsung Electronics                                                                35,422      5,906,127
  Samsung Electronics GDR 144A*                                                       1,374        116,790
  Samsung Fire & Marine Insurance                                                    16,700        737,891
  Shinhan Bank                                                                      144,660      1,531,623
  Shinhan Bank GDR*                                                                   1,300         27,852
  SK Telecom                                                                            824        951,430
  SK Telecom Co., Ltd. ADR*                                                          54,909        717,249
                                                                                               -----------
                                                                                                23,396,511
                                                                                               -----------
MALAYSIA -- 1.1%
  Arab Malaysian Finance Berhad                                                     100,000        104,737
  Berjaya Sports Toto                                                               119,000        258,355
  Malayan Banking                                                                    80,000        271,579
  MNI Holdings Berhad                                                               107,000        164,724
  Oriental Holdings Berhad                                                           65,000        141,118
  Resorts World Berhad                                                              145,000        415,921
  Telekom Malaysia                                                                   48,000        147,790
  Unisem Berhad                                                                      60,000        244,737
                                                                                               -----------
                                                                                                 1,748,961
                                                                                               -----------
MEXICO -- 11.8%
  Alfa S.A. de C.V.*                                                                314,450      1,206,782
  Banacci                                                                           288,940        722,726

76  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  Cemex SA CPO*                                                                     246,305    $ 1,114,328
  Desc. ADR                                                                          46,620        740,093
  Femsa*                                                                            456,210      1,480,369
  Grupo Carso                                                                       173,401        726,787
  Grupo Industrial Saltillo*                                                        261,700        681,808
  Grupo Modelo, Series C*                                                           550,167      1,344,662
  Kimberly Clark, Series A*                                                         308,246        987,413
  Organization Soriana*                                                             283,500      1,049,672
  Telmex ADR                                                                         82,704      7,071,192
  Televisa GDR                                                                       52,741      2,241,493
                                                                                               -----------
                                                                                                19,367,325
                                                                                               -----------
PERU -- 1.0%
  Buenaventura ADR                                                                   51,910        882,470
  Credicorp Ltd.                                                                     21,200        225,250
  Telefonica de Peru ADR*                                                            51,040        590,150
                                                                                               -----------
                                                                                                 1,697,870
                                                                                               -----------
PHILIPPINES -- 1.5%
  Ayala Land, Inc.                                                                1,598,500        408,594
  Bank of the Philippine Islands*                                                   352,960        933,011
  Equitable PCI Bank                                                                 16,800         29,746
  Metropolitan Bank & Trust Co.*                                                      9,960         74,514
  Philippine Long Distance Telephone Co.                                             26,660        555,140
  SM Prime Holdings                                                               2,621,700        464,191
                                                                                               -----------
                                                                                                 2,465,196
                                                                                               -----------
POLAND -- 1.4%
  Bank Przemyslowo-Handlowy                                                          10,693        511,906
  Budimex*                                                                           72,920        414,760
  Elektrim                                                                           57,005        486,356
  Exbud                                                                              31,530        222,679
  Kety*                                                                              34,960        337,213
  Wielkopolski Bank Kredytowy                                                        47,750        279,518
                                                                                               -----------
                                                                                                 2,252,432
                                                                                               -----------
PORTUGAL -- 0.0%
  Jeronimo Martins                                                                       40          1,117
                                                                                               -----------
ROMANIA -- 0.1%
  Arlo                                                                                8,790         48,949
  Dacia                                                                           1,202,500         52,716
  Terapia                                                                            74,803         40,326
                                                                                               -----------
                                                                                                   141,991
                                                                                               -----------
SOUTH AFRICA -- 9.8%
  ABSA                                                                              286,008      1,166,382
  Anglo American Plc                                                                    699         37,212
  Anglo American Platinum Corp.                                                      38,200      1,100,757

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  AngloGold                                                                          16,900    $   954,709
  Barlow                                                                            186,900        911,299
  Bidvest Group                                                                      73,649        534,757
  DataTec *                                                                           1,838         22,831
  De Beers Centenary Linked Units                                                    93,650      2,558,318
  Dimension Data Holdings                                                             6,111         29,647
  Fedsure Holdings                                                                   78,500        525,889
  FirstRand                                                                       1,482,500      1,713,594
  Johnnies Industrial Corp.*                                                          4,374         29,908
  Liberty Life                                                                       57,700        535,433
  Metropolitan Life                                                                 331,100        404,273
  Nedcor                                                                             68,100      1,339,272
  New Clicks Holdings                                                               510,056        739,031
  Rembrandt Group                                                                    84,000        628,376
  Sappi                                                                               2,410         19,971
  Sasol                                                                             235,800      1,612,308
  South African Breweries                                                           128,976      1,129,656
  Standard Bank Investment Corp.                                                      8,631         29,508
                                                                                               -----------
                                                                                                16,023,131
                                                                                               -----------
TAIWAN -- 12.6%
  Advanced Semiconductor Engineering, Inc.*                                         599,910      1,843,986
  Advanced Semiconductor Engineering, Inc. GDR*                                       1,296         26,244
  ASE Test Ltd.*                                                                      1,220         30,500
  Asia Cement Corp.                                                                 904,960        713,241
  Asustek Computer Inc.*                                                            138,489      1,453,872
  Asustek Computer Inc. GDR*                                                          4,340         61,194
  Asustek Computer Inc. GDR 144A*                                                       256          3,609
  Bank Sinopac                                                                    2,175,341      1,227,573
  Cathay Life Insurance                                                             384,100        992,945
  China Steel Corp.                                                                 926,100        712,384
  China Steel Corp. GDR*                                                                230          3,916
  Compeq Manufacturing Co., Ltd.                                                    111,800        570,984
  D-Link Corp.*                                                                     191,400        319,804
  Evergreen Marine Corp.                                                            279,720        261,907
  Far Eastern Textile Ltd.                                                        1,153,140      1,577,751
  Formosa Plastics Corp.                                                            545,750      1,092,532
  Hon Hai Precision Industry Co., Ltd.*                                             163,800      1,120,574

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  77

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Emerging Markets
Equity Fund, continued

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  Phoenixtec Power Co., Ltd.*                                                       466,831    $   949,262
  Taishin International Bank                                                      1,370,880        782,249
  Taiwan Semiconductor*                                                             788,000      3,502,774
  Taiwan Semiconductor ADR*                                                           4,637        160,556
  United Microelectronics Corp., Ltd.                                               978,500      2,544,964
  Winbond Electronics Corp.*                                                        358,000        654,603
                                                                                               -----------
                                                                                                20,607,424
                                                                                               -----------
THAILAND -- 2.4%
  Advanced Info Services                                                             98,300      1,145,836
  PTT Exploration*                                                                   99,100        723,901
  Siam Cement Public Co., Ltd.                                                       36,050        933,817
  Siam City Cement Public Co. Ltd.                                                   29,866        109,856
  Siam Commercial Bank Wt 05/10/02*                                                  92,000         32,172
  Thai Farmers Bank Public Co.                                                      679,400        959,132
                                                                                               -----------
                                                                                                 3,904,714
                                                                                               -----------
TURKEY -- 4.2%
  Akbank                                                                          2,212,852         34,521
  Finansbank                                                                      125,695,000      464,065
  Hurriyet                                                                        67,222,014       510,349
  Netas                                                                           32,516,000     1,217,397
  T. Garanti Bank                                                                 81,753,600       697,194
  Tansas                                                                          16,400,000     1,620,317
  Vestel                                                                          7,711,991        946,414
  Yapi ve Kredi Bank                                                              96,097,560     1,399,178
                                                                                               -----------
                                                                                                 6,889,435
                                                                                               -----------
UNITED KINGDOM -- 0.0%
  Old Mutual Plc*                                                                     8,200         17,351
  South African Breweries Plc*                                                        3,382         30,015
                                                                                               -----------
                                                                                                    47,366
                                                                                               -----------
OTHER -- 0.4%
  Framlington Maghreb Fund*                                                          12,500        190,625
  Mauritius Fund Limited*                                                            49,000        269,500
  Oryx Fund Limited*                                                                 14,450        169,787
                                                                                               -----------
                                                                                                   629,912
                                                                                               -----------
Total Foreign Common Stocks
  (Cost $140,929,934)                                                                          155,416,595
                                                                                               -----------

FOREIGN PREFERRED STOCKS -- 3.6%
----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
BRAZIL -- 3.3%
  Banespa                                                                         11,535,000   $   296,057
  Brahma                                                                          1,781,810      1,136,452
  Electrobras                                                                     25,854,450       459,605
  Gerdau SA                                                                       47,892,300       866,085
  Itaubanco                                                                       23,937,050     1,373,437
  Petrobras*                                                                      7,531,867      1,198,076
                                                                                               -----------
                                                                                                 5,329,712
                                                                                               -----------
COLOMBIA -- 0.1%
  Banco Ganadero ADR                                                                 16,400        105,575
                                                                                               -----------
THAILAND -- 0.2%
  Siam Commercial Bank Public Co., Ltd                                              322,000        364,914
                                                                                               -----------
Total Foreign Preferred Stocks
  (Cost $5,674,674)                                                                              5,800,201
                                                                                               -----------
Total Investments -- 98.4%
  (Cost $146,604,608)                                                                          161,216,796
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.6%                                                    2,669,308
                                                                                               -----------
Net Assets -- 100%                                                                             $163,886,104
                                                                                               ===========

* NON-INCOME PRODUCING SECURITY
ADR  AMERICAN DEPOSITORY RECEIPT
GDR  GLOBAL DEPOSITORY RECEIPT
144A SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITY
     ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT
     FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.

Global Fixed Income Fund

--------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT(1)      VALUE
--------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- 53.2%
CANADA -- 2.1%
  Government of Canada
    7.000%, 12/01/06                                                                    1,500,000  $ 1,073,969
                                                                                                   -----------
DENMARK -- 5.4%
  Kingdom of Denmark
    8.000%, 05/15/03                                                                    5,450,000      847,779
  Kingdom of Denmark
    7.000%, 12/15/04                                                                    6,750,000    1,031,937
  Kingdom of Denmark
    6.000%, 11/15/09                                                                    6,600,000      963,906
                                                                                                   -----------
                                                                                                     2,843,622
                                                                                                   -----------
GERMANY -- 20.4%
  Federal Republic of Germany
    5.000%, 08/20/01                                                                EUR 1,000,000    1,071,149

78  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT(1)      VALUE
--------------------------------------------------------------------------------------------------------------
  Federal Republic of Germany
    6.500%, 10/14/05                                                                EUR 1,702,000  $ 1,931,081
  Federal Republic of Germany
    6.000%, 01/05/06                                                                EUR 3,100,000    3,436,456
  Federal Republic of Germany
    6.000%, 01/04/07                                                                EUR 1,900,000    2,099,760
  Federal Republic of Germany
    6.250%, 01/04/24                                                                EUR 1,907,500    2,120,779
                                                                                                   -----------
                                                                                                    10,659,225
                                                                                                   -----------
GREECE -- 4.2%
  Hellenic Republic
    8.600%, 03/26/08                                                                  638,000,000    2,215,348
                                                                                                   -----------
ITALY -- 6.0%
  Republic of Italy
    5.000%, 05/01/08                                                                EUR 3,061,622    3,149,849
                                                                                                   -----------
JAPAN -- 5.5%
  Government of Japan
    0.900%, 12/22/08                                                                  325,000,000    2,859,043
                                                                                                   -----------
NETHERLANDS -- 4.7%
  Government of the Netherlands
    6.500%, 04/15/03                                                                EUR 2,206,000    2,461,350
                                                                                                   -----------
SOUTH AFRICA -- 4.1%
  Republic of South Africa
    12.000%, 02/28/05                                                                   4,800,000      721,772
  Republic of South Africa
    13.000%, 08/31/10                                                                   7,400,000    1,089,632
  Republic of South Africa
    13.500%, 09/15/15                                                                   2,100,000      315,761
                                                                                                   -----------
                                                                                                     2,127,165
                                                                                                   -----------
UNITED KINGDOM -- 0.8%
  National Westminster Bank
    7.375%, 10/01/09                                                                  USD 400,000      398,064
                                                                                                   -----------
Total Foreign Bonds
  (Cost $29,238,425)                                                                                27,787,635
                                                                                                   -----------
UNITED STATES -- 32.8%
U.S. TREASURY NOTES -- 10.7%
  U.S. Treasury Notes
    6.500%, 05/31/01                                                                    1,820,000    1,839,338
  U.S. Treasury Notes
    5.750%, 10/31/02                                                                      285,000      283,753
    7.875%, 11/15/04                                                                    2,050,000    2,207,594
    7.000%, 07/15/06                                                                    1,190,000    1,242,806
                                                                                                   -----------
Total U.S. Treasury Notes
  (Cost $5,665,580)                                                                                  5,573,491
                                                                                                   -----------
U.S. TREASURY BOND -- 3.0%
  U.S. Treasury Bond
    8.125%, 08/15/19
    (Cost $1,616,403)                                                                   1,320,000    1,554,713
                                                                                                   -----------

--------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT(1)      VALUE
--------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 13.8%
  American Express Credit Account Master Trust
    6.400%, 04/15/05                                                                    3,050,000  $ 3,037,770
  Capital One Master Trust, Series 1998-7, Class A
    5.430%, 01/15/07                                                                      950,000      912,285
  Discover Card Master Trust I, Series 1998-7, Class A
    5.600%, 05/15/06                                                                      900,000      864,450
  E.I. Dupont de Nemours
    6.750%, 10/15/04                                                                      870,000      874,022
  Erac USA Finance Company
    6.625%, 05/15/06                                                                      950,000      909,212
  Ford Motor Credit Company
    7.375%, 10/28/09                                                                      580,000      585,243
                                                                                                   -----------
Total Asset-Backed Securities
  (Cost $7,253,760)                                                                                  7,182,982
                                                                                                   -----------
Total United States
  (Cost $14,535,743)                                                                                14,311,186
                                                                                                   -----------
SOVEREIGN EMERGING MARKETS BONDS -- 5.3%
ARGENTINA -- 1.3%
  Argentina FRB
    6.813%, 03/31/05                                                                  USD 264,000      235,522
  Argentina
    12.125%, 02/25/19                                                                 USD 300,000      306,750
  Argentina Par
    6.000%, 03/31/23                                                                   USD250,000      164,688
                                                                                                   -----------
                                                                                                       706,960
                                                                                                   -----------
BULGARIA -- 0.4%
  Republic of Bulgaria
    6.500%, 07/28/11                                                                  USD 250,000      190,313
                                                                                                   -----------
BRAZIL -- 1.2%
  Republic of Brazil FRN Ser EI-L
    6.938%, 04/15/06                                                                  USD 282,000      230,535
  Republic of Brazil C Bond
    8.000%, 04/15/14                                                                  USD 363,964      244,766
  Republic of Brazil Par Z-L
    5.750%, 04/15/24                                                                  USD 250,000      149,063
                                                                                                   -----------
                                                                                                       624,364
                                                                                                   -----------
IVORY COAST -- 0.2%
  Ivory Coast FLIRB
    2.000%, 03/29/18                                                                FRF 2,500,000       90,203
                                                                                                   -----------
MEXICO -- 0.7%
  United Mexican States Series W-B
    6.250%, 12/31/19                                                                  USD 250,000      187,500
  Mexican Par W-A
    6.250%, 12/31/19                                                                  USD 250,000      187,500

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  79

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Global Fixed Income Fund, continued

--------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT(1)      VALUE
--------------------------------------------------------------------------------------------------------------
  United Mexican States Value Recovery Rights Ser A*
    0.000%, 06/30/03                                                                  USD 385,000  $        --
                                                                                                   -----------
                                                                                                       375,000
                                                                                                   -----------
NIGERIA -- 0.2%
  Nigeria
    5.092%, 01/05/10                                                                  USD 197,741      116,044
                                                                                                   -----------
PANAMA -- 0.2%
  Republic of Panama
    6.500%, 07/17/16                                                                  USD 107,972       80,979
                                                                                                   -----------
PHILIPPINES -- 0.4%
  Republic of Philippines
    9.875%, 01/15/19                                                                  USD 200,000      194,000
                                                                                                   -----------
RUSSIA -- 0.4%
  Federation of Russia
    8.750%, 07/24/05                                                                  USD 450,000      225,000
                                                                                                   -----------
VENEZUELA -- 0.3%
  Republic of Venezuela DCB FRN
    6.313%, 12/18/07                                                                  USD 202,380      162,663
                                                                                                   -----------
Total Sovereign Emerging Markets Bonds
  (Cost $3,287,834)                                                                                  2,765,526
                                                                                                   -----------
Total United States Bonds
  (Cost $17,823,577)                                                                                17,076,712
                                                                                                   -----------
TIME DEPOSITS -- 6.4%
NETHERLANDS -- 3.1%
  Rabobank
    2.500%, 11/02/99                                                                EUR 1,564,702    1,645,910
UNITED KINGDOM -- 3.3%
  Bank of Montreal London
    5.125%, 11/02/99                                                                USD 1,716,445    1,716,445
                                                                                                   -----------
Total Time Deposits
  (Cost $3,386,689)                                                                                  3,362,355
                                                                                                   -----------
Total Investments -- 92.4%
  (Cost $50,448,691)                                                                                48,226,702
OTHER ASSETS IN EXCESS OF LIABILITIES -- 7.6%                                                        3,992,933
                                                                                                   -----------
Total Net Assets -- 100.0%                                                                         $52,219,635
                                                                                                   ===========

(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
*NON-INCOME PRODUCING SECURITY.
DCB  DEBT CONVERSION BOND
EUR  EURO
FLIRB FRONT LOADED INTEREST REDUCTION BOND
FRB  FLOATING RATE BOND
FRN  FLOATING RATE NOTE
FRF  FRENCH FRANCS
USD  UNITED STATES DOLLAR

--------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT(1)      VALUE
--------------------------------------------------------------------------------------------------------------

Core Global Fixed Income Fund

--------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT(1)      VALUE
--------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- 53.3%
CANADA -- 2.7%
  Government of Canada
    7.000%, 12/01/06                                                                    1,300,000  $   930,773
                                                                                                   -----------
DENMARK -- 5.3%
  Kingdom of Denmark
    8.000%, 05/15/03                                                                    3,400,000      528,890
  Kingdom of Denmark
    7.000%, 12/15/04                                                                    3,870,000      591,644
  Kingdom of Denmark
    6.000%, 11/15/09                                                                    4,800,000      701,022
                                                                                                   -----------
                                                                                                     1,821,556
                                                                                                   -----------
GERMANY -- 21.7%
  Federal Republic of Germany
    6.875%, 05/12/05                                                                  EUR 300,794      345,919
  Federal Republic of Germany
    6.500%, 10/14/05                                                                EUR 1,161,000    1,317,265
  Federal Republic of Germany
    6.000%, 01/05/06                                                                EUR 2,150,000    2,383,349
  Federal Republic of Germany
    6.000%, 01/04/07                                                                EUR 1,720,000    1,900,835
  Federal Republic of Germany
    6.000%, 07/04/07                                                                  EUR 400,000      440,344
  Federal Republic of Germany
    6.250%, 01/04/24                                                                  EUR 997,700    1,109,254
                                                                                                   -----------
                                                                                                     7,496,966
                                                                                                   -----------
GREECE -- 3.5%
  Hellenic Republic
    8.600%, 03/26/08                                                                  349,000,000    1,211,844
                                                                                                   -----------
ITALY -- 10.7%
  Republic of Italy
    10.000%, 08/01/03                                                                 EUR 131,190      161,802
  Republic of Italy
    7.750%, 11/01/06                                                                EUR 2,337,495    2,812,582
  Republic of Italy
    5.000%, 05/01/08                                                                  EUR 717,874      738,561
                                                                                                   -----------
                                                                                                     3,712,945
                                                                                                   -----------
JAPAN -- 5.1%
  Government of Japan
    0.900%, 12/22/08                                                                  202,000,000    1,777,005
                                                                                                   -----------
NETHERLANDS -- 3.4%
  Dutch Government
    6.500%, 04/15/03                                                                EUR 1,040,000    1,160,383
                                                                                                   -----------
UNITED KINGDOM -- 0.9%
  National Westminster Bank
    7.375%, 10/01/09                                                                  USD 300,000      298,548
                                                                                                   -----------
Total Foreign Bonds
  (Cost $19,378,246)                                                                                18,410,020
                                                                                                   -----------

80  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT(1)      VALUE
--------------------------------------------------------------------------------------------------------------
UNITED STATES -- 21.7%
SUPRANATIONAL -- 0.5%
  International Bank for Reconstruction & Development
    9.750%, 01/23/16
    (Cost $168,374)                                                                       125,000  $   157,084
                                                                                                   -----------
ASSET-BACKED SECURITIES -- 13.9%
  American Express Credit Account Master Trust, Series 1997-1
    6.400%, 04/15/05                                                                      950,000      946,191
  Bank One Corp
    6.875%, 08/01/06                                                                      650,000      640,249
  Capital One Master Trust, Series 1998-4, Class A
    5.430%, 01/15/07                                                                      500,000      480,150
  Citibank Credit Card Master Trust I, Series 1997-7, Class A
    6.350%, 08/15/02                                                                      710,000      709,148
  Discover Card Master Trust I, Series 1998-7, Class A
    5.600%, 05/16/06                                                                      500,000      480,250
  E.I. Du Pont de Nemours
    6.750%, 10/15/04                                                                      580,000      582,681
  Erac USA Finance Company
    6.625%, 05/15/06                                                                      650,000      622,092
  Ford Motor Credit Co.
    7.375%, 10/28/09                                                                      350,000      353,164
                                                                                                   -----------
Total Asset Backed Securities
  (Cost $4,846,049)                                                                                  4,813,925
                                                                                                   -----------
U.S. TREASURY OBLIGATIONS -- 7.3%
U.S. TREASURY NOTES -- 4.6%
  U.S. Treasury Notes
    6.500%, 05/31/01                                                                      830,000      838,819
    5.750%, 10/31/02                                                                      180,000      179,213
    7.000%, 07/15/06                                                                      555,000      579,628
                                                                                                   -----------
Total U.S. Treasury Notes
  (Cost $1,612,289)                                                                                  1,597,660
                                                                                                   -----------
U.S. TREASURY BOND -- 2.7%
  U.S. Treasury Bond
    (Cost $965,717)
    8.125%, 08/15/19                                                                      800,000      942,250
                                                                                                   -----------
Total U.S. Treasury Obligations
  (Cost $2,746,380)                                                                                  2,539,910
                                                                                                   -----------
Total United States
  (Cost $7,592,429)                                                                                  7,510,919
                                                                                                   -----------
TIME DEPOSITS -- 15.3%
UNITED KINGDOM -- 11.0%
  Bank of Montreal London
    5.125%, 11/01/99                                                                USD 1,493,502    1,493,502

--------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT(1)      VALUE
--------------------------------------------------------------------------------------------------------------
  Dresdner Bank London
    5.094%, 11/01/99                                                                USD 1,505,392  $ 1,505,392
  Royal Bank Canada London
    5.200%, 11/01/99                                                                  USD 804,746      804,746
                                                                                                   -----------
                                                                                                     3,803,640
                                                                                                   -----------
NETHERLANDS -- 4.3%
  ING Investment Bank Amsterdam
    5.150%, 11/01/99                                                                USD 1,493,558    1,493,558
                                                                                                   -----------
Total Time Deposits
  (Cost $5,297,198)                                                                                  5,297,198
                                                                                                   -----------
Total Investments -- 90.3%
  (Cost $32,267,873)                                                                                31,218,137
OTHER ASSETS IN EXCESS OF LIABILITIES -- 9.7%                                                        3,345,002
                                                                                                   -----------
Net Assets -- 100.0%                                                                               $34,563,139
                                                                                                   ===========

(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
EUR  EURO

International Fixed
Income Fund

-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         FACE AMOUNT(1)       VALUE
-----------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- 77.8%
BELGIUM -- 3.7%
  Kingdom of Belgium
    7.250%, 04/29/04                                                                   EUR 1,820,000  $ 2,093,582
                                                                                                      -----------
DENMARK -- 9.1%
  Kingdom of Denmark
    7.000%, 12/15/04                                                                      10,540,000    1,611,350
  Kingdom of Denmark
    8.000%, 03/15/06                                                                      12,400,000    1,983,923
  Kingdom of Denmark
    6.000%, 11/15/09                                                                      10,350,000    1,511,580
                                                                                                      -----------
                                                                                                        5,106,853
                                                                                                      -----------
GERMANY -- 19.9%
  Federal Republic of Germany
    6.500%, 10/14/05                                                                     EUR 740,000      839,600
  Federal Republic of Germany
    6.000%, 01/04/07                                                                   EUR 2,630,000    2,906,509
  Federal Republic of Germany
    6.000%, 07/04/07                                                                   EUR 3,900,000    4,293,357
  Federal Republic of Germany
    6.250%, 01/04/24                                                                   EUR 2,773,324    3,083,413
                                                                                                      -----------
                                                                                                       11,122,879
                                                                                                      -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  81

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 International Fixed
Income Fund, continued

-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         FACE AMOUNT(1)       VALUE
-----------------------------------------------------------------------------------------------------------------
FRANCE -- 4.5%
  Treasury Note
    4.500%, 07/12/03                                                                   EUR 2,381,755  $ 2,495,843
                                                                                                      -----------
GREECE -- 3.8%
  Hellenic Republic
    8.600%, 03/26/08                                                                     614,000,000    2,132,012
                                                                                                      -----------
ITALY -- 4.7%
  DSL Bank
    7.000%, 05/27/02                                                               EUR 3,600,000,000    2,073,166
  Republic of Italy
    6.250%, 05/15/02                                                                     EUR 500,000      547,007
                                                                                                      -----------
                                                                                                        2,620,173
                                                                                                      -----------
JAPAN -- 14.0%
  Government of Japan
    0.900%, 12/22/08                                                                     543,000,000    4,776,793
  Government of Japan Ser 31
    0.800%, 05/20/05                                                                     325,000,000    3,078,436
                                                                                                      -----------
                                                                                                        7,855,229
                                                                                                      -----------
NETHERLANDS -- 8.0%
  Netherlands Government
    3.000%, 02/15/02                                                                   EUR 2,540,000    2,601,319
  Tecnost International NV
    5.375%, 07/30/04                                                                   EUR 1,790,000    1,849,508
                                                                                                      -----------
                                                                                                        4,450,827
                                                                                                      -----------
SPAIN -- 3.7%
  Kingdom of Spain
    8.000%, 05/30/04                                                                   EUR 1,768,000    2,089,861
                                                                                                      -----------
UNITED KINGDOM -- 6.4%
  Abbey National Treasury
    3.375%, 07/12/04                                                                     EUR 500,000      497,641
  Standard Chartered Bank MTN
    6.750%, 04/27/09                                                                         800,000    1,238,430
  UBS
    8.000%, 01/08/07                                                                       1,075,000    1,849,638
                                                                                                      -----------
                                                                                                        3,585,709
                                                                                                      -----------
Total Foreign Bonds
  (Cost $43,919,995)                                                                                   43,552,968
                                                                                                      -----------

TIME DEPOSITS -- 17.4%
-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         FACE AMOUNT(1)       VALUE
-----------------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 17.4%
  Bank of Montreal London
    5.125%, 11/02/99                                                                   USD 2,202,192  $ 2,202,192
  Dresdner Bank London
    2.480%, 11/02/99                                                                     EUR 151,807      159,686
  Hypoveriensbank London
    5.188%, 11/02/99                                                                   USD 1,657,864    1,657,864
  MGT London
    5.125%, 11/02/99                                                                   USD 1,718,473    1,718,473
  Rabobank London
    5.250%, 11/02/99                                                                   USD 2,008,972    2,008,972
  Royal Bank of Canada London
    5.200%, 11/02/99                                                                   USD 2,008,965    2,008,965
                                                                                                      -----------
Total Time Deposits
  (Cost $9,758,512)                                                                                     9,756,152
                                                                                                      -----------
Total Investments -- 95.2%
  (Cost $53,678,507)                                                                                   53,309,120
OTHER ASSETS IN EXCESS OF LIABILITIES -- 4.8%                                                           2,687,582
                                                                                                      -----------
Net Assets -- 100.0%                                                                                  $55,996,702
                                                                                                      ===========

(1)  IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
EUR  EURO
MTN  MEDIUM TERM NOTE
USD  UNITED STATES DOLLAR

Emerging Markets
Debt Fund

-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT(1)       VALUE
-----------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- 84.1%
ARGENTINA -- 15.3%
  Republic of Argentina -- Warrants*
    02/25/00                                                                                 9,000   $     20,250
  Republic of Argentina Series BT04
    11.250%, 05/24/04                                                                    6,693,750      6,429,347
  Argentina FRB
    6.813%, 03/31/05                                                                     7,700,000      6,869,386
  Republic of Argentina
    11.000%, 10/09/06                                                                    4,500,000      4,275,000
  Republic of Argentina
    11.750%, 04/07/09                                                                    5,850,000      5,754,938
  Government of Argentina
    11.375%, 01/30/17                                                                    4,350,000      4,176,000
  Argentina Par Series L
    6.000%, 03/31/23                                                                    35,950,000     24,615,250
                                                                                                     ------------
                                                                                                       52,140,171
                                                                                                     ------------

82  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT(1)       VALUE
-----------------------------------------------------------------------------------------------------------------
BRAZIL -- 22.6%
  Brazil FRN Series EI-L
    6.938%, 04/15/06                                                                    13,912,000   $ 11,373,060
  Republic of Brazil
    14.500%, 10/15/09                                                                    7,414,000      7,654,955
  Brazil DCB FRN -- Series L
    7.000%, 04/15/12                                                                    24,450,000     16,106,438
  Brazil C Bond
    8.000%, 04/15/14                                                                    41,759,219     28,083,075
  Brazil FRN Discount ZL
    6.938%, 04/15/24                                                                     8,000,000      5,550,000
  Republic of Brazil Par Z-L
    5.750%, 04/15/24                                                                    13,750,000      8,198,438
                                                                                                     ------------
                                                                                                       76,965,966
                                                                                                     ------------
BULGARIA -- 4.5%
  Bulgaria IAB
    6.500%, 07/28/11                                                                    11,050,000      8,411,813
  Republic of Bulgaria Tranche Discount FRN
    6.500%, 07/28/24                                                                     9,250,000      6,868,125
                                                                                                     ------------
                                                                                                       15,279,938
                                                                                                     ------------
COLOMBIA -- 3.5%
  Colombia
    7.625%, 02/15/07                                                                     1,750,000      1,441,563
  Republic of Colombia
    8.625%, 04/01/08                                                                     7,500,000      6,403,125
  Republic of Colombia
    9.750%, 04/23/09                                                                     4,500,000      4,095,000
                                                                                                     ------------
                                                                                                       11,939,688
                                                                                                     ------------
IVORY COAST -- 1.9%
  Ivory Coast PDI
    1.900%, 03/29/18                                                                74,882,500 (2  )    3,362,308
  Ivory Coast FLIRB
    2.000%, 03/29/18                                                                81,535,000 (2  )    2,941,885
                                                                                                     ------------
                                                                                                        6,304,193
                                                                                                     ------------
JORDAN -- 3.0%
  Jordan Par
    5.500%, 12/23/23                                                                    16,337,000     10,333,153
                                                                                                     ------------
KAZAKHSTAN -- 2.8%
  Republic of Kazakhstan 144A
    13.625%, 10/18/04                                                                    9,500,000      9,381,250
                                                                                                     ------------
MEXICO -- 6.8%
  United Mexican States Warrants *
    06/30/03                                                                             5,385,000             --
  United Mexican States
    9.875%, 01/15/07                                                                     1,700,000      1,704,250
  Petroleos Mexicano
    8.850%, 09/15/07                                                                     2,500,000      2,262,500

-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT(1)       VALUE
-----------------------------------------------------------------------------------------------------------------
  Petroleos Mexicano
    9.250%, 03/30/18                                                                     9,150,000   $  7,807,238
  United Mexican States
    11.500%, 05/15/26                                                                    7,750,000      8,666,438
  Petroleos Mexicano Reg S
    9.500%, 09/15/27                                                                     3,000,000      2,880,000
                                                                                                     ------------
                                                                                                       23,320,426
                                                                                                     ------------
NIGERIA -- 3.3%
  Nigeria Par
    6.250%, 11/15/20                                                                    19,000,000     11,162,500
  Nigeria Warrants *
    11/15/20                                                                                16,500             --
                                                                                                     ------------
                                                                                                       11,162,500
                                                                                                     ------------
PERU -- 2.9%
  Peru PDI
    4.500%, 03/07/17                                                                     3,940,000      2,467,425
  Peru FLIRB
    3.750%, 03/07/17                                                                    13,300,000      7,414,750
                                                                                                     ------------
                                                                                                        9,882,175
                                                                                                     ------------
PHILIPPINES -- 3.5%
  Republic of Philippines
    9.875%, 01/15/19                                                                    12,300,000     11,931,000
                                                                                                     ------------
RUSSIA -- 9.4%
  Russian Federation
    9.250%, 11/27/01                                                                     2,260,000      1,570,700
  Ministry Reg S
    11.750%, 06/10/03                                                                   22,600,000     13,786,000
  Russian Federation
    8.750%, 07/24/05                                                                     9,700,000      4,850,000
  Russia Min Fin Reg S
    10.000%, 06/26/07                                                                    6,400,000      3,120,000
  Russia IAN 144A FRN
    6.063%, 12/15/15                                                                       449,433         51,122
  Vnesh Russia IAN FRN
    6.063%, 12/15/15                                                                    30,100,000      3,386,250
  Russia Federation
    11.000%, 07/24/18                                                                    4,500,000      2,193,750
  Russia Government Finance Reg S
    12.750%, 06/24/28                                                                    5,300,000      2,888,500
                                                                                                     ------------
                                                                                                       31,846,322
                                                                                                     ------------
VENEZUELA -- 4.6%
  Venezuela DCB
    6.313%, 12/18/07                                                                     5,464,286      4,391,919
  Venezuela Par Ser B
    6.750%, 03/31/20                                                                     5,000,000      3,450,000
  Venezuela Warrants *
    04/18/20                                                                                13,750             --

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  83

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

 Emerging Markets
Debt Fund, continued

-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT(1)       VALUE
-----------------------------------------------------------------------------------------------------------------
  Government of Venezuela
    9.250%, 09/15/27                                                                    11,750,000   $  7,901,874
                                                                                                     ------------
                                                                                                       15,743,793
                                                                                                     ------------
Total Foreign Bonds
  (Cost $281,801,055)                                                                                 286,230,575
                                                                                                     ------------
LOAN PARTICIPATIONS -- 5.1%(3)
MOROCCO -- 3.7%
  Morocco FRN 'A'
    (Morgan Guaranty Trust Company of New York)
    5.906%, 01/01/09                                                                    14,422,500     12,475,462
RUSSIA -- 1.4%
  Russia-Principal loan FRN (4)
    (Chase Manhattan, Bank of America, ING Securities, JP Morgan, Union Bank of
    Switzerland)
    6.063%, 12/15/20                                                                    57,000,000      4,987,498
                                                                                                     ------------
Total Loan Participations
  (Cost $17,713,667)                                                                                   17,462,960
                                                                                                     ------------
Total Investments -- 89.2%
  (Cost $299,514,722)                                                                                 303,693,535
OTHER ASSETS IN EXCESS OF LIABILITIES -- 10.8%
                                                                                                       36,681,789
                                                                                                     ------------
Net Assets -- 100.0%                                                                                 $340,375,324
                                                                                                     ============

DCB    DEBT CONVERSION BOND
FLIRB  FRONT LOADED INTEREST REDUCTION BOND
FRB    FLOATING RATE BOND. THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS
       THE RATE IN EFFECT ON OCTOBER 31, 1999.
FRN    FLOATING RATE NOTE. THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS
       THE RATE IN EFFECT ON OCTOBER 31, 1999.
IAB    INTEREST ARREARS BOND
IAN    INTEREST ARREARS NOTE
IRB    INTEREST REVENUE BOND
PDI    PAST DUE INCOME
(1)    IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
(2)    IN FRENCH FRANCS.
(3)    PARTICIPATIONS WERE ACQUIRED THROUGH FINANCIAL INSTITUTIONS INDICATED
       PARENTHETICALLY.
(4)    PORTION OF INCOME EARNED IS CAPITALIZED AS RUSSIAN INTEREST IN ARREARS
       NOTES.
144A   SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITY ACT OF
       1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
       REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.
*NON-INCOME PRODUCING SECURITY.

84  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     (THIS PAGE LEFT BLANK INTENTIONALLY.)

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

                                          --------------  --------------  --------------  --------------  --------------
                                                                            SHORT-TERM      SHORT-TERM
                                            MUNICIPAL         FIXED         MUNICIPAL         FIXED         HIGH YIELD
                                               BOND           INCOME           BOND           INCOME           BOND
                                               FUND            FUND            FUND            FUND            FUND
                                          --------------  --------------  --------------  --------------  --------------
ASSETS
  Investments at Value(1)                 $  620,691,475  $1,250,973,187  $  105,811,974  $   26,508,251  $  319,908,275
  Cash                                                --       1,531,079         341,900           4,115              --
  Foreign Currency(1)                                 --              --              --              --              --
  Receivable for Securities Sold                      --      46,450,121              --           4,844      10,540,362
  Receivable for Capital Shares Sold             733,578       3,265,771              --          56,000           1,258
  Dividend and Interest Receivable            11,481,871      14,014,348       1,834,849         345,361       6,493,363
  Receivable for Foreign Taxes Withheld               --              --              --              --              --
  Net Unrealized Appreciation on Forward
    Currency Contracts                                --              --              --              --              --
  Prepaid Expenses and Other Assets                   --              --              --           7,405              --
  Due from Adviser                                    --              --              --           4,344              --
                                          --------------  --------------  --------------  --------------  --------------
Total Assets                                 632,906,924   1,316,234,506     107,988,723      26,930,320     336,943,258
                                          --------------  --------------  --------------  --------------  --------------
LIABILITIES
  Due to Adviser                                 209,659         500,326          23,135              --         128,238
  Due to Administrator                           101,053         165,074          12,848           9,333          43,949
  Due to Custodian                                 6,655              --              --              --         854,051
  Loans Payable                                       --              --              --              --       9,300,000
  Payable for Securities Purchased                69,379      47,383,236          21,046              --       5,314,197
  Payable for Capital Shares Sold              1,720,204         391,680         171,893              --           4,761
  Net Unrealized Depreciation on Forward
    Currency Contracts                                --              --              --              --              --
  Dividends Payable                              535,750       1,361,330          41,124         108,305          19,967
  Accrued Other Expenses                         195,369         175,056          23,783          59,760         155,389
                                          --------------  --------------  --------------  --------------  --------------
Total Liabilities                              2,838,069      49,976,702         293,829         177,398      15,820,552
                                          --------------  --------------  --------------  --------------  --------------
Net Assets                                $  630,068,855  $1,266,257,804  $  107,694,894  $   26,752,922  $  321,122,706
                                          ==============  ==============  ==============  ==============  ==============
COMPOSITION OF NET ASSETS
  Capital Shares of Institutional Shares
    (unlimited authorization $0.001 par
    value). Based on Outstanding Shares
    of Beneficial Interest                $  643,315,996  $1,292,725,352  $  109,265,425  $   26,959,563  $  333,675,135
  Capital Shares of Service Shares
    (unlimited authorization $0.001 par
    value). Based on Outstanding Shares
    of Beneficial Interest                     7,262,407       7,436,343         271,206              --       3,220,077
  Undistributed Net Investment Income
    (Loss)                                       (38,631)       (174,361)         (3,408)         (2,893)        220,996
  Accumulated Net Realized Gains from
    Securities, Forward Currency
    Contracts and Foreign Currency
    Translations                                (159,403)    (11,476,768)       (150,235)        (15,253)     (5,298,449)
  Net Unrealized Appreciation
    (Depreciation) on Investments            (20,311,514)    (22,252,762)     (1,688,094)       (188,495)    (10,695,053)
  Net Unrealized Appreciation
    (Depreciation) on Foreign Currencies
    and Forward Currency Contracts                    --              --              --              --              --
                                          --------------  --------------  --------------  --------------  --------------
Net Assets, October 31, 1999              $  630,068,855  $1,266,257,804  $  107,694,894  $   26,752,922  $  321,122,706
                                          ==============  ==============  ==============  ==============  ==============
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
  Net Assets                              $  622,896,400  $1,258,869,097  $  107,427,096  $   26,752,922  $  318,247,219
  Shares Outstanding                          58,419,684     123,752,033      10,622,596       2,686,777      35,052,915
  Net Asset Value Per Share               $        10.66  $        10.17  $        10.11  $         9.96  $         9.08
Service Shares:
  Net Assets                              $    7,172,455  $    7,388,707  $      267,798             N/A  $    2,875,487
  Shares Outstanding                             672,835         726,422          26,499             N/A         316,897
  Net Asset Value Per Share               $        10.66  $        10.17  $        10.11             N/A  $         9.07
                                                                 Foreign
(1)    COST OF INVESTMENTS AND CURRENCY      Investments        Currency
                                          --------------  --------------
      Municipal Bond Fund                 $  641,002,989       $      --
      Fixed Income Fund                    1,273,225,949              --
      Short-Term Municipal Bond Fund         107,500,068              --
      Short-Term Fixed Income Fund            26,696,746              --
      High Yield Bond Fund                   330,603,328              --
      Smaller Companies Fund                   5,166,076              --
      International Select Equity Fund        52,797,090           4,188
      European Equity Growth Fund                111,403           1,363
      International Small Cap Equity
        Fund                                   8,248,046          12,454
      Emerging Markets Equity Fund           146,604,608       1,027,650
      Global Fixed Income Fund                50,448,691       1,773,475
      Core Global Fixed Income Fund           32,267,873       1,854,948
      International Fixed Income Fund         53,678,507       1,596,564
      Emerging Markets Debt Fund             299,514,722              --

   THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                          --------------  --------------  --------------  --------------  --------------
                                                          INTERNATIONAL                   INTERNATIONAL      EMERGING
                                             SMALLER          SELECT         EUROPEAN       SMALL CAP        MARKETS
                                            COMPANIES         EQUITY      EQUITY GROWTH       EQUITY          EQUITY
                                               FUND            FUND            FUND            FUND            FUND
                                          --------------  --------------  --------------  --------------  --------------
ASSETS
  Investments at Value(1)                 $    6,481,738  $   58,349,891  $     124,538   $   10,477,383  $  161,216,796
  Cash                                           262,310       2,924,896        244,741          349,708         331,120
  Foreign Currency(1)                                 --           5,984          1,363           12,458       1,028,046
  Receivable for Securities Sold                 143,437         151,956             --          144,622       2,847,656
  Receivable for Capital Shares Sold                 411         511,350        423,592               --              --
  Dividend and Interest Receivable                 1,834          52,608         26,976           23,803         237,212
  Receivable for Foreign Taxes Withheld               --          15,342        135,124           40,153           3,330
  Net Unrealized Appreciation on Forward
    Currency Contracts                                --              --             --               --          28,596
  Prepaid Expenses and Other Assets                   --              --             --           11,961          54,698
  Due from Adviser                                11,367              --         11,928           10,740              --
                                          --------------  --------------  --------------  --------------  --------------
Total Assets                                   6,901,097      62,012,027        968,262       11,070,828     165,747,454
                                          --------------  --------------  --------------  --------------  --------------
LIABILITIES
  Due to Adviser                                      --          12,133             --               --          65,838
  Due to Administrator                             6,264          15,566          4,992            6,850          41,730
  Due to Custodian                                    --              --             --               --              --
  Loans Payable                                       --              --             --               --              --
  Payable for Securities Purchased               209,722         283,119             --           61,103       1,469,761
  Payable for Capital Shares Sold                     --              --             --               --           1,119
  Net Unrealized Depreciation on Forward
    Currency Contracts                                --          41,188             --               --          72,661
  Dividends Payable                                   --              --             --               --              --
  Accrued Other Expenses                          46,141          72,702         66,335           73,254         210,241
                                          --------------  --------------  --------------  --------------  --------------
Total Liabilities                                262,127         424,708         71,327          141,207       1,861,350
                                          --------------  --------------  --------------  --------------  --------------
Net Assets                                $    6,638,970  $   61,587,319  $     896,935   $   10,929,621  $  163,886,104
                                          ==============  ==============  ==============  ==============  ==============
COMPOSITION OF NET ASSETS
  Capital Shares of Institutional Shares
    (unlimited authorization $0.001 par
    value). Based on Outstanding Shares
    of Beneficial Interest                $    5,079,576  $   53,775,587  $     762,397   $    7,528,541  $  169,756,308
  Capital Shares of Service Shares
    (unlimited authorization $0.001 par
    value). Based on Outstanding Shares
    of Beneficial Interest                       373,527          10,030             --               --              --
  Undistributed Net Investment Income
    (Loss)                                            --         188,341        126,899          217,637          84,122
  Accumulated Net Realized Gains from
    Securities, Forward Currency
    Contracts and Foreign Currency
    Translations                                (129,795)      2,099,375         (4,174)         956,957     (20,515,123)
  Net Unrealized Appreciation
    (Depreciation) on Investments              1,315,662       5,552,801         13,135        2,229,337      14,612,188
  Net Unrealized Appreciation
    (Depreciation) on Foreign Currencies
    and Forward Currency Contracts                    --         (38,815)        (1,322)          (2,851)        (51,391)
                                          --------------  --------------  --------------  --------------  --------------
Net Assets, October 31, 1999              $    6,638,970  $   61,587,319  $     896,935   $   10,929,621  $  163,886,104
                                          ==============  ==============  ==============  ==============  ==============
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
  Net Assets                              $    6,298,784  $   61,577,276  $     896,935   $   10,929,621  $  163,886,104
  Shares Outstanding                             450,221       3,402,919         78,459          890,771      23,950,941
  Net Asset Value Per Share               $        13.99  $        18.10  $       11.43   $        12.27  $         6.84
Service Shares:
  Net Assets                              $      340,186  $       10,043            N/A              N/A             N/A
  Shares Outstanding                              24,457             555            N/A              N/A             N/A
  Net Asset Value Per Share               $        13.91  $        18.09            N/A              N/A             N/A
                                                                 Foreign
(1)    COST OF INVESTMENTS AND CURRENCY      Investments        Currency
                                          --------------  --------------
      Municipal Bond Fund
      Fixed Income Fund
      Short-Term Municipal Bond Fund
      Short-Term Fixed Income Fund
      High Yield Bond Fund
      Smaller Companies Fund
      International Select Equity Fund
      European Equity Growth Fund
      International Small Cap Equity
        Fund
      Emerging Markets Equity Fund
      Global Fixed Income Fund
      Core Global Fixed Income Fund
      International Fixed Income Fund
      Emerging Markets Debt Fund

                                          --------------  --------------  --------------  --------------
                                              GLOBAL           CORE       INTERNATIONAL      EMERGING
                                              FIXED        GLOBAL FIXED       FIXED          MARKETS
                                              INCOME          INCOME          INCOME           DEBT
                                               FUND            FUND            FUND            FUND
                                          --------------  --------------  --------------  --------------
ASSETS
  Investments at Value(1)                 $   48,226,702  $   31,218,137  $   53,309,120  $  303,693,535
  Cash                                         1,388,508       1,036,511           6,920       1,449,513
  Foreign Currency(1)                          1,792,723       1,888,662       1,610,936              --
  Receivable for Securities Sold                      --              --       1,278,086      17,568,900
  Receivable for Capital Shares Sold                  --              --              --      41,120,000
  Dividend and Interest Receivable             1,176,956         765,610       1,305,925       7,511,257
  Receivable for Foreign Taxes Withheld               --              --          17,960              --
  Net Unrealized Appreciation on Forward
    Currency Contracts                           336,124         160,168         347,642         146,091
  Prepaid Expenses and Other Assets                   --              --              --              --
  Due from Adviser                                    --           5,469          10,351              --
                                          --------------  --------------  --------------  --------------
Total Assets                                  52,921,013      35,074,557      57,886,940     371,489,296
                                          --------------  --------------  --------------  --------------
LIABILITIES
  Due to Adviser                                     793              --              --          87,617
  Due to Administrator                            15,232           9,231          21,587          69,049
  Due to Custodian                                    --              --              --          99,653
  Loans Payable                                       --              --              --              --
  Payable for Securities Purchased               509,319         349,342       1,284,284      30,758,867
  Payable for Capital Shares Sold                     --              --         400,000              --
  Net Unrealized Depreciation on Forward
    Currency Contracts                            86,272          63,271         118,999              --
  Dividends Payable                                   --              --              --              --
  Accrued Other Expenses                          89,762          89,574          65,368          98,786
                                          --------------  --------------  --------------  --------------
Total Liabilities                                701,378         511,418       1,890,238      31,113,972
                                          --------------  --------------  --------------  --------------
Net Assets                                $   52,219,635  $   34,563,139  $   55,996,702  $  340,375,324
                                          ==============  ==============  ==============  ==============
COMPOSITION OF NET ASSETS
  Capital Shares of Institutional Shares
    (unlimited authorization $0.001 par
    value). Based on Outstanding Shares
    of Beneficial Interest                $   52,544,244  $   34,678,179  $   55,285,276  $  393,191,995
  Capital Shares of Service Shares
    (unlimited authorization $0.001 par
    value). Based on Outstanding Shares
    of Beneficial Interest                            --              --              --         175,552
  Undistributed Net Investment Income
    (Loss)                                     2,710,278         957,374         892,449       4,054,659
  Accumulated Net Realized Gains from
    Securities, Forward Currency
    Contracts and Foreign Currency
    Translations                              (1,043,306)       (139,300)        (54,853)    (61,354,271)
  Net Unrealized Appreciation
    (Depreciation) on Investments             (2,221,989)     (1,049,736)       (369,387)      4,176,004
  Net Unrealized Appreciation
    (Depreciation) on Foreign Currencies
    and Forward Currency Contracts               230,408         116,622         243,217         131,385
                                          --------------  --------------  --------------  --------------
Net Assets, October 31, 1999              $   52,219,635  $   34,563,139  $   55,996,702  $  340,375,324
                                          ==============  ==============  ==============  ==============
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
  Net Assets                              $   52,219,635  $   34,563,139  $   55,996,702  $  340,364,843
  Shares Outstanding                           5,370,645       3,454,190       5,738,633      58,708,601
  Net Asset Value Per Share               $         9.72  $        10.01  $         9.76  $         5.80
Service Shares:
  Net Assets                                         N/A             N/A             N/A  $       10,481
  Shares Outstanding                                 N/A             N/A             N/A           1,812
  Net Asset Value Per Share                          N/A             N/A             N/A  $         5.78
(1)    COST OF INVESTMENTS AND CURRENCY
      Municipal Bond Fund
      Fixed Income Fund
      Short-Term Municipal Bond Fund
      Short-Term Fixed Income Fund
      High Yield Bond Fund
      Smaller Companies Fund
      International Select Equity Fund
      European Equity Growth Fund
      International Small Cap Equity
        Fund
      Emerging Markets Equity Fund
      Global Fixed Income Fund
      Core Global Fixed Income Fund
      International Fixed Income Fund
      Emerging Markets Debt Fund

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEAR ENDED OCTOBER 31, 1999

                                          ------------  ------------  -----------  ----------  ------------  -----------
                                                                      SHORT-TERM   SHORT-TERM      HIGH
                                           MUNICIPAL       FIXED       MUNICIPAL     FIXED        YIELD        SMALLER
                                              BOND         INCOME        BOND        INCOME        BOND       COMPANIES
                                              FUND          FUND         FUND         FUND         FUND         FUND
                                          ------------  ------------  -----------  ----------  ------------  -----------
INVESTMENT INCOME:
  Interest                                $ 33,601,603  $ 82,909,132  $3,842,942   $1,594,671  $ 29,753,240  $    8,661
  Dividends                                         --            --          --          --             --      21,249
  Less: Foreign Taxes Withheld                      --            --          --          --             --          --
                                          ------------  ------------  -----------  ----------  ------------  ----------
  Total Investment Income                   33,601,603    82,909,132   3,842,942   1,594,671     29,753,240      29,910
                                          ------------  ------------  -----------  ----------  ------------  ----------
EXPENSES:
  Investment Advisory Fees                   2,598,550     5,004,754     343,523      96,835      1,232,710      63,602
  Administration Fees                          779,565     1,501,426     103,057      29,051        295,872      13,993
  Registration & Filing Fees                    72,223        62,018      56,039      45,390        108,293      44,057
  Custody Fees                                 218,443       217,246      85,367      44,902        120,050      58,837
  Transfer Agency Expenses                       4,156         4,156       4,156       4,156          4,156       4,156
  Professional Fees                             44,477        73,637      44,478      44,478         42,037      44,478
  Printing Fees                                 29,566        29,565      29,566      29,566         29,565      29,566
  Servicing Plan Fees                           11,188         7,551         868          --          6,505       1,397
  Trustees' Fees                                11,738        11,738      11,738      11,738         11,738      11,738
  Miscellaneous                                  5,558         5,558       6,473       6,170         31,927       5,863
                                          ------------  ------------  -----------  ----------  ------------  ----------
  Total Expenses                             3,775,464     6,917,649     685,265     312,286      1,882,853     277,687
  Less: Expenses Absorbed by the
       Advisers                               (189,863)      (29,367)   (211,382)   (179,136)      (258,871)   (196,718)
                                          ------------  ------------  -----------  ----------  ------------  ----------
  Net Expenses                               3,585,601     6,888,282     473,883     133,150      1,623,982      80,969
                                          ------------  ------------  -----------  ----------  ------------  ----------
NET INVESTMENT INCOME (LOSS)                30,016,002    76,020,850   3,369,059   1,461,521     28,129,258     (51,059)
                                          ------------  ------------  -----------  ----------  ------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net Realized Gain (Loss) from:
    Investment Transactions                   (146,778)  (11,245,563)    (63,978)    (15,249)    (1,263,178)     (5,110)
    Foreign Currency Transactions                   --            --          --          --             --          --
  Net Change in Unrealized Appreciation
    (Depreciation) of:
    Investments                            (35,969,285)  (53,489,063) (2,369,647)   (376,966)    (2,941,646)  1,451,701
    Foreign Currencies and Forward
      Currency Contracts                            --            --          --          --             --          --
                                          ------------  ------------  -----------  ----------  ------------  ----------
    Net Realized and Unrealized Gain
      (Loss) on Investments, Foreign
      Currencies and Forward Currency
      Contracts                            (36,116,063)  (64,734,626) (2,433,625)   (392,215)    (4,204,824)  1,446,591
                                          ------------  ------------  -----------  ----------  ------------  ----------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                       $ (6,100,061) $ 11,286,224  $  935,434   $1,069,306  $ 23,924,434  $1,395,532
                                          ============  ============  ===========  ==========  ============  ==========

* NET OF $676,141 IN FOREIGN WITHHOLDING TAXES PAID ON NET REALIZED GAINS IN CERTAIN COUNTRIES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                          -------------  -----------  -------------  ------------  -----------  ------------
                                          INTERNATIONAL   EUROPEAN    INTERNATIONAL    EMERGING      GLOBAL         CORE
                                             SELECT        EQUITY       SMALL CAP      MARKETS        FIXED     GLOBAL FIXED
                                             EQUITY        GROWTH        EQUITY         EQUITY       INCOME        INCOME
                                              FUND          FUND          FUND           FUND         FUND          FUND
                                          -------------  -----------  -------------  ------------  -----------  ------------
INVESTMENT INCOME:
  Interest                                 $   76,484    $    80,551   $    65,616   $   111,886   $ 4,083,585  $ 1,493,552
  Dividends                                   225,842        965,596       466,181     2,123,968            --           --
  Less: Foreign Taxes Withheld                (21,460)       (92,264)      (48,102)     (186,385)      (19,022)     (14,279)
                                           ----------    -----------   -----------   -----------   -----------  -----------
  Total Investment Income                     280,866        953,883       483,695     2,049,469     4,064,563    1,479,273
                                           ----------    -----------   -----------   -----------   -----------  -----------
EXPENSES:
  Investment Advisory Fees                    138,068        312,589       229,335     1,086,185       279,603      166,062
  Administration Fees                          59,172        133,967        68,801       325,855       139,802       83,031
  Registration & Filing Fees                   57,613         35,142        38,270        66,128        45,487       45,144
  Custody Fees                                 86,739        153,185       135,938       488,663        69,081       52,360
  Transfer Agency Expenses                      4,156          4,156         4,156         4,156         4,156        4,156
  Professional Fees                            44,477         44,477        44,478        44,477        44,478       44,478
  Printing Fees                                29,566         29,566        29,566        29,566        29,566       29,566
  Servicing Plan Fees                              --             --            --            --            --           --
  Trustees' Fees                               11,738         11,738        11,738        11,732        11,738       11,738
  Miscellaneous                                 6,602          7,998         3,421         8,029         8,608        6,473
                                           ----------    -----------   -----------   -----------   -----------  -----------
  Total Expenses                              438,131        732,818       565,703     2,064,791       632,519      443,008
  Less: Expenses Absorbed by the
       Advisers                              (259,878)      (330,003)     (278,981)     (705,175)     (296,994)    (260,342)
                                           ----------    -----------   -----------   -----------   -----------  -----------
  Net Expenses                                178,253        402,815       286,722     1,359,616       335,525      182,666
                                           ----------    -----------   -----------   -----------   -----------  -----------
NET INVESTMENT INCOME (LOSS)                  102,613        551,068       196,973       689,853     3,729,038    1,296,607
                                           ----------    -----------   -----------   -----------   -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net Realized Gain (Loss) from:
    Investment Transactions                 2,245,166     10,236,450     5,196,812      (654,123)*  (1,142,280)    (178,223)
    Foreign Currency Transactions            (124,628)       101,694      (525,849)     (454,941)      (45,601)     290,713
  Net Change in Unrealized Appreciation
    (Depreciation) of:
    Investments                             5,204,201     (7,017,873)    2,511,436    29,872,448    (5,017,652)  (2,488,407)
    Foreign Currencies and Forward
      Currency Contracts                       30,912         (3,741)      569,181       411,389       116,271     (237,921)
                                           ----------    -----------   -----------   -----------   -----------  -----------
    Net Realized and Unrealized Gain
      (Loss) on Investments, Foreign
      Currencies and Forward Currency
      Contracts                             7,355,651      3,316,530     7,751,580    29,174,773    (6,089,262)  (2,613,838)
                                           ----------    -----------   -----------   -----------   -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                        $7,458,264    $ 3,867,598   $ 7,948,553   $29,864,626   $(2,360,224) $(1,317,231)
                                           ==========    ===========   ===========   ===========   ===========  ===========

                                          -------------  -------------
                                          INTERNATIONAL    EMERGING
                                              FIXED         MARKETS
                                             INCOME          DEBT
                                              FUND           FUND
                                          -------------  -------------
INVESTMENT INCOME:
  Interest                                 $   934,067   $  33,977,397
  Dividends                                         --              --
  Less: Foreign Taxes Withheld                  (5,503)       (300,000)
                                           -----------   -------------
  Total Investment Income                      928,564      33,677,397
                                           -----------   -------------
EXPENSES:
  Investment Advisory Fees                     113,859       2,822,507
  Administration Fees                           56,929         705,369
  Registration & Filing Fees                    54,938         104,823
  Custody Fees                                  63,887         121,515
  Transfer Agency Expenses                       4,156           4,156
  Professional Fees                             44,478          66,127
  Printing Fees                                 29,566          29,565
  Servicing Plan Fees                               --              30
  Trustees' Fees                                11,738          11,738
  Miscellaneous                                  6,473         106,363
                                           -----------   -------------
  Total Expenses                               386,024       3,972,193
  Less: Expenses Absorbed by the
       Advisers                               (260,677)     (1,142,827)
                                           -----------   -------------
  Net Expenses                                 125,347       2,829,366
                                           -----------   -------------
NET INVESTMENT INCOME (LOSS)                   803,217      30,848,031
                                           -----------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net Realized Gain (Loss) from:
    Investment Transactions                    (87,420)     (1,983,701)
    Foreign Currency Transactions              241,684         549,743
  Net Change in Unrealized Appreciation
    (Depreciation) of:
    Investments                             (1,470,467)      6,354,445
    Foreign Currencies and Forward
      Currency Contracts                       257,461         401,593
                                           -----------   -------------
    Net Realized and Unrealized Gain
      (Loss) on Investments, Foreign
      Currencies and Forward Currency
      Contracts                             (1,058,742)      5,322,080
                                           -----------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                        $  (255,525)  $  36,170,111
                                           ===========   =============

* NET OF $676,141 IN FOREIGN WITHHOLDING TAXES PAID ON NET REALIZED GAINS IN CERTAIN COUNTRIES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEAR/PERIOD ENDED OCTOBER 31,

                                          ---------------------------  ------------------------------  -------------------------
                                                                                                              SHORT-TERM
                                                   MUNICIPAL                       FIXED                       MUNICIPAL
                                                     BOND                          INCOME                        BOND
                                                     FUND                           FUND                         FUND
                                          ---------------------------  ------------------------------  -------------------------
                                              1999          1998            1999            1998           1999         1998
                                          ------------  -------------  --------------  --------------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net Investment Income (Loss)            $ 30,016,002  $  22,347,559  $   76,020,850  $   72,163,924  $  3,369,059  $ 1,498,569
  Net Realized Gain (Loss) on
    Investments Transactions                  (146,778)     2,514,786     (11,245,563)     19,843,425       (63,978)     (77,366)
  Net Realized Gain (Loss) on Foreign
    Currency Transactions                           --             --              --              --            --           --
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments          (35,969,285)     4,590,771     (53,489,063)      3,157,301    (2,369,647)     399,553
  Net Change in Unrealized Gain (Loss)
    of Foreign Currencies and Foreign
    Currency Contracts                              --             --              --              --            --           --
                                          ------------  -------------  --------------  --------------  ------------  -----------
  Net Increase (Decrease) in Net Assets
    from Operations                         (6,100,061)    29,453,116      11,286,224      95,164,650       935,434    1,820,756
                                          ------------  -------------  --------------  --------------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income
    Institutional Shares                   (29,835,658)   (22,320,826)    (75,910,823)    (72,511,714)   (3,359,152)  (1,476,764)
    Service Shares                            (193,521)       (73,052)       (177,781)        (29,385)      (12,249)     (15,539)
  Net Realized Gain from Investment
    Transactions
    Institutional Shares                    (2,515,971)      (105,558)    (19,756,357)     (8,583,217)           --       (9,024)
    Service Shares                             (22,717)           (91)        (39,013)         (9,380)           --          (78)
                                          ------------  -------------  --------------  --------------  ------------  -----------
    Total Distributions                    (32,567,867)   (22,499,527)    (95,883,974)    (81,133,696)   (3,371,401)  (1,501,405)
                                          ------------  -------------  --------------  --------------  ------------  -----------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from Shares Issued              272,801,653    298,011,029     311,505,932     414,156,559   101,367,709   41,593,860
  Shares Issued in Lieu of Cash
    Distributions                           26,526,583     16,860,415      77,243,309      65,825,126     2,998,349    1,357,362
  Cost of Shares Repurchased              (208,734,293)  (112,406,600)   (308,695,051)   (333,768,618)  (48,879,321)  (8,847,655)
                                          ------------  -------------  --------------  --------------  ------------  -----------
  Increase (Decrease) in Net Assets from
    Institutional Share Transactions        90,593,943    202,464,844      80,054,190     146,213,067    55,486,737   34,103,567
                                          ------------  -------------  --------------  --------------  ------------  -----------
SERVICE SHARES:
  Proceeds from Shares Issued                6,686,001      5,062,392       7,637,574       1,544,700       273,958      495,386
  Shares Issued in Lieu of Cash
    Distributions                              193,256         25,205         212,423          18,511         9,200       14,360
  Cost of Shares Repurchased                (4,605,682)      (289,765)     (1,796,349)       (180,516)     (444,705)     (76,993)
                                          ------------  -------------  --------------  --------------  ------------  -----------
  Increase (Decrease) in Net Assets from
    Service Share Transactions               2,273,575      4,797,832       6,053,648       1,382,695      (161,547)     432,753
                                          ------------  -------------  --------------  --------------  ------------  -----------
  Net Increase (Decrease) in Net Assets
    from Capital Transactions               92,867,518    207,262,676      86,107,838     147,595,762    55,325,190   34,536,320
                                          ------------  -------------  --------------  --------------  ------------  -----------
  Total Increase (Decrease) in Net
    Assets                                  54,199,590    214,216,265       1,510,088     161,626,716    52,889,223   34,855,671
                                          ------------  -------------  --------------  --------------  ------------  -----------
NET ASSETS
    Beginning of Period                    575,869,265    361,653,000   1,264,747,716   1,103,121,000    54,805,671   19,950,000
                                          ------------  -------------  --------------  --------------  ------------  -----------
    End of Period                         $630,068,855  $ 575,869,265  $1,266,257,804  $1,264,747,716  $107,694,894  $54,805,671
                                          ============  =============  ==============  ==============  ============  ===========
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares Issued                             24,412,161     26,295,860      29,729,916      38,319,732     9,833,188    4,029,505
  Shares Issued in Lieu of Cash
    Distributions                            2,397,143      1,655,100       7,332,710       6,099,421       291,963      131,472
  Shares Repurchased                       (18,898,905)   (10,011,191)    (29,391,506)    (30,901,519)   (4,747,479)    (857,405)
                                          ------------  -------------  --------------  --------------  ------------  -----------
  Increase (Decrease) in Capital Shares
    from Institutional Share
    Transactions                             7,910,399     17,939,769       7,671,120      13,517,634     5,377,672    3,303,572
                                          ============  =============  ==============  ==============  ============  ===========
SERVICE SHARES:
  Shares Issued                                618,354        457,659         738,879         156,664        26,418       48,160
  Shares Issued in Lieu of Cash
    Distributions                               17,429          3,435          19,205             779           894        1,391
  Shares Repurchased                          (416,594)       (25,796)       (172,515)        (16,591)      (42,899)      (7,465)
                                          ------------  -------------  --------------  --------------  ------------  -----------
  Increase (Decrease) in Capital Shares
    from Service Share Transactions            219,189        435,298         585,569         140,852       (15,587)      42,086
                                          ============  =============  ==============  ==============  ============  ===========

                                          -------------------------
                                                 SHORT-TERM
                                                    FIXED
                                                   INCOME
                                                    FUND
                                          -------------------------
                                             1999          1998
                                          -----------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net Investment Income (Loss)            $ 1,461,521  $    995,510
  Net Realized Gain (Loss) on
    Investments Transactions                  (15,249)       47,847
  Net Realized Gain (Loss) on Foreign
    Currency Transactions                          --            --
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments            (376,966)       76,471
  Net Change in Unrealized Gain (Loss)
    of Foreign Currencies and Foreign
    Currency Contracts                             --            --
                                          -----------  ------------
  Net Increase (Decrease) in Net Assets
    from Operations                         1,069,306     1,119,828
                                          -----------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income
    Institutional Shares                   (1,459,090)     (999,506)
    Service Shares                                 --            --
  Net Realized Gain from Investment
    Transactions
    Institutional Shares                      (37,118)           --
    Service Shares                                 --            --
                                          -----------  ------------
    Total Distributions                    (1,496,208)     (999,506)
                                          -----------  ------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from Shares Issued              17,885,934    19,499,507
  Shares Issued in Lieu of Cash
    Distributions                             305,266       146,897
  Cost of Shares Repurchased              (11,212,834)  (16,648,268)
                                          -----------  ------------
  Increase (Decrease) in Net Assets from
    Institutional Share Transactions        6,978,366     2,998,136
                                          -----------  ------------
SERVICE SHARES:
  Proceeds from Shares Issued                      --            --
  Shares Issued in Lieu of Cash
    Distributions                                  --            --
  Cost of Shares Repurchased                       --            --
                                          -----------  ------------
  Increase (Decrease) in Net Assets from
    Service Share Transactions                     --            --
                                          -----------  ------------
  Net Increase (Decrease) in Net Assets
    from Capital Transactions               6,978,366     2,998,136
                                          -----------  ------------
  Total Increase (Decrease) in Net
    Assets                                  6,551,464     3,118,458
                                          -----------  ------------
NET ASSETS
    Beginning of Period                    20,201,458    17,083,000
                                          -----------  ------------
    End of Period                         $26,752,922  $ 20,201,458
                                          ===========  ============
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares Issued                             1,781,956     1,926,561
  Shares Issued in Lieu of Cash
    Distributions                              30,765        16,378
  Shares Repurchased                       (1,119,284)   (1,646,203)
                                          -----------  ------------
  Increase (Decrease) in Capital Shares
    from Institutional Share
    Transactions                              693,437       296,736
                                          ===========  ============
SERVICE SHARES:
  Shares Issued                                    --            --
  Shares Issued in Lieu of Cash
    Distributions                                  --            --
  Shares Repurchased                               --            --
                                          -----------  ------------
  Increase (Decrease) in Capital Shares
    from Service Share Transactions                --            --
                                          ===========  ============

(1) COMMENCED OPERATIONS ON 3/16/98
 *NET OF $676,141 IN FOREIGN WITHHOLDING TAXES PAID ON NET REALIZED GAINS IN CERTAIN COUNTRIES.
**NET OF $59,000 DECREASE IN ACCRUED FOREIGN WITHHOLDING TAXES ON NET UNREALIZED GAINS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                          --------------------------  ------------------------  --------------------------
                                                     HIGH                                             INTERNATIONAL
                                                    YIELD                     SMALLER                     SELECT
                                                     BOND                    COMPANIES                    EQUITY
                                                     FUND                       FUND                       FUND
                                          --------------------------  ------------------------  --------------------------
                                              1999        1998(1)        1999         1998          1999          1998
                                          ------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net Investment Income (Loss)            $ 28,129,258  $  3,300,186  $  (51,059)  $    16,055  $   102,613    $   49,676
  Net Realized Gain (Loss) on
    Investments Transactions                (1,263,178)   (3,842,821      (5,110)     (112,049)   2,245,166       331,027
  Net Realized Gain (Loss) on Foreign
    Currency Transactions                           --            --          --            --     (124,628)       59,364
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments           (2,941,646)   (7,753,407)  1,451,701      (983,039)   5,204,201        98,600
  Net Change in Unrealized Gain (Loss)
    of Foreign Currencies and Foreign
    Currency Contracts                              --            --          --            --       30,912       (80,727)
                                          ------------  ------------  ----------   -----------  -----------    ----------
  Net Increase (Decrease) in Net Assets
    from Operations                         23,924,434    (8,296,042)  1,395,532    (1,079,033)   7,458,264       457,940
                                          ------------  ------------  ----------   -----------  -----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income
    Institutional Shares                   (27,807,069)   (3,304,955)    (13,875)           --      (33,758)      (99,273)
    Service Shares                            (293,643)         (120)     (2,181)           --           --            --
  Net Realized Gain from Investment
    Transactions
    Institutional Shares                            --            --          --      (671,791)    (300,608)     (165,498)
    Service Shares                                  --            --          --          (714)          --            --
                                          ------------  ------------  ----------   -----------  -----------    ----------
    Total Distributions                    (28,100,712)   (3,305,075)    (16,056)     (672,505)    (334,366)     (264,771)
                                          ------------  ------------  ----------   -----------  -----------    ----------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from Shares Issued              239,156,171   126,862,208   4,044,216       993,107   52,180,716         7,298
  Shares Issued in Lieu of Cash
    Distributions                           27,632,128     3,191,531          --       671,184      334,363       264,769
  Cost of Shares Repurchased               (37,397,182)  (25,764,832) (3,695,423)   (1,102,195)  (3,480,553)         (371)
                                          ------------  ------------  ----------   -----------  -----------    ----------
  Increase (Decrease) in Net Assets from
    Institutional Share Transactions       229,391,117   104,288,907     348,793       562,096   49,034,526       271,696
                                          ------------  ------------  ----------   -----------  -----------    ----------
SERVICE SHARES:
  Proceeds from Shares Issued                7,699,239        81,115     484,187     1,426,709       10,030            --
  Shares Issued in Lieu of Cash
    Distributions                              292,542           124          --           123           --            --
  Cost of Shares Repurchased                (4,852,943)           --  (1,304,490)     (236,386)          --            --
                                          ------------  ------------  ----------   -----------  -----------    ----------
  Increase (Decrease) in Net Assets from
    Service Share Transactions               3,138,838        81,239    (820,303)    1,190,446       10,030            --
                                          ------------  ------------  ----------   -----------  -----------    ----------
  Net Increase (Decrease) in Net Assets
    from Capital Transactions              232,529,955   104,370,146    (471,510)    1,752,542   49,044,556       271,696
                                          ------------  ------------  ----------   -----------  -----------    ----------
  Total Increase (Decrease) in Net
    Assets                                 228,353,677    92,769,029     907,966         1,004   56,168,454       464,865
                                          ------------  ------------  ----------   -----------  -----------    ----------
NET ASSETS
    Beginning of Period                     92,769,029            --   5,731,004     5,730,000    5,418,865     4,954,000
                                          ------------  ------------  ----------   -----------  -----------    ----------
    End of Period                         $321,122,706  $ 92,769,029  $6,638,970   $ 5,731,004  $61,587,319    $5,418,865
                                          ============  ============  ==========   ===========  ===========    ==========
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares Issued                             25,505,970    12,869,157     308,629        78,159    3,146,537           519
  Shares Issued in Lieu of Cash
    Distributions                            2,991,875       347,270          --        53,523       26,328        24,048
  Shares Repurchased                        (4,080,947)   (2,580,410)   (280,485)      (98,460)    (220,914)          (30)
                                          ------------  ------------  ----------   -----------  -----------    ----------
  Increase (Decrease) in Capital Shares
    from Institutional Share
    Transactions                            24,416,898    10,636,017      28,144        33,222    2,951,951        24,537
                                          ============  ============  ==========   ===========  ===========    ==========
SERVICE SHARES:
  Shares Issued                                806,586         9,330      40,472       111,719          555            --
  Shares Issued in Lieu of Cash
    Distributions                               31,716            14          --            10           --            --
  Shares Repurchased                          (530,749)           --    (105,181)      (22,987)          --            --
                                          ------------  ------------  ----------   -----------  -----------    ----------
  Increase (Decrease) in Capital Shares
    from Service Share Transactions            307,553         9,344     (64,709)      (88,742)         555            --
                                          ============  ============  ==========   ===========  ===========    ==========

                                          -------------------------  --------------------------  ---------------------------
                                                  EUROPEAN                 INTERNATIONAL                  EMERGING
                                                   EQUITY                    SMALL CAP                     MARKETS
                                                   GROWTH                      EQUITY                      EQUITY
                                                    FUND                        FUND                        FUND
                                          -------------------------  --------------------------  ---------------------------
                                              1999         1998          1999          1998          1999           1998
                                          ------------  -----------  ------------  ------------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net Investment Income (Loss)            $    551,068  $   511,013  $   196,973   $    172,648  $     689,853  $    737,937
  Net Realized Gain (Loss) on
    Investments Transactions                10,236,450    4,555,162    5,196,812      2,863,460       (654,123)*  (19,044,324)
  Net Realized Gain (Loss) on Foreign
    Currency Transactions                      101,694      (13,518)    (525,849)       (32,641)      (454,941)   (1,334,277)
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments           (7,017,873)   1,054,008    2,511,436     (2,122,099)    29,872,448    (4,433,260)**
  Net Change in Unrealized Gain (Loss)
    of Foreign Currencies and Foreign
    Currency Contracts                          (3,741)        (581)     569,181       (586,032)       411,389      (485,780)
                                          ------------  -----------  -----------   ------------  -------------  ------------
  Net Increase (Decrease) in Net Assets
    from Operations                          3,867,598    6,106,084    7,948,553        295,336     29,864,626   (24,559,704)
                                          ------------  -----------  -----------   ------------  -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income
    Institutional Shares                    (1,025,913)    (749,614)          --       (538,867)            --            --
    Service Shares                                  --           --           --             --             --            --
  Net Realized Gain from Investment
    Transactions
    Institutional Shares                   (14,753,865)  (2,750,326)          --             --             --    (4,910,374)
    Service Shares                                  --           --           --             --             --            --
                                          ------------  -----------  -----------   ------------  -------------  ------------
    Total Distributions                    (15,779,778)  (3,499,940)          --       (538,867)            --    (4,910,374)
                                          ------------  -----------  -----------   ------------  -------------  ------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from Shares Issued                3,624,733    1,843,652           --     10,555,621     98,148,288    40,703,882
  Shares Issued in Lieu of Cash
    Distributions                           15,779,765    3,499,940           --        538,867             --     4,910,371
  Cost of Shares Repurchased               (51,982,255)  (1,892,864) (21,429,276)   (39,835,613)   (10,206,765)  (64,165,220)
                                          ------------  -----------  -----------   ------------  -------------  ------------
  Increase (Decrease) in Net Assets from
    Institutional Share Transactions       (32,577,757)   3,450,728  (21,429,276)   (28,741,125)    87,941,523   (18,550,967)
                                          ------------  -----------  -----------   ------------  -------------  ------------
SERVICE SHARES:
  Proceeds from Shares Issued                       --           --           --             --             --            --
  Shares Issued in Lieu of Cash
    Distributions                                   --           --           --             --             --            --
  Cost of Shares Repurchased                        --           --           --             --             --            --
                                          ------------  -----------  -----------   ------------  -------------  ------------
  Increase (Decrease) in Net Assets from
    Service Share Transactions                      --           --           --             --             --            --
                                          ------------  -----------  -----------   ------------  -------------  ------------
  Net Increase (Decrease) in Net Assets
    from Capital Transactions              (32,577,757)   3,450,728  (21,429,276)   (28,741,125)    87,941,523   (18,550,967)
                                          ------------  -----------  -----------   ------------  -------------  ------------
  Total Increase (Decrease) in Net
    Assets                                 (44,489,937)   6,056,872  (13,480,723)   (28,984,656)   117,806,149   (48,021,045)
                                          ------------  -----------  -----------   ------------  -------------  ------------
NET ASSETS
    Beginning of Period                     45,386,872   39,330,000   24,410,344     53,395,000     46,079,955    94,101,000
                                          ------------  -----------  -----------   ------------  -------------  ------------
    End of Period                         $    896,935  $45,386,872  $10,929,621   $ 24,410,344  $ 163,886,104  $ 46,079,955
                                          ============  ===========  ===========   ============  =============  ============
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares Issued                                280,578      155,926           --      1,079,352     16,111,925     5,358,001
  Shares Issued in Lieu of Cash
    Distributions                            1,435,078      290,693           --         65,715             --       674,502
  Shares Repurchased                        (4,998,828)    (155,920)  (1,863,550)    (4,450,840)    (1,536,163)   (8,898,386)
                                          ------------  -----------  -----------   ------------  -------------  ------------
  Increase (Decrease) in Capital Shares
    from Institutional Share
    Transactions                            (3,283,172)     290,699   (1,863,550)    (3,305,773)    14,575,762    (2,865,883)
                                          ============  ===========  ===========   ============  =============  ============
SERVICE SHARES:
  Shares Issued                                     --           --           --             --             --            --
  Shares Issued in Lieu of Cash
    Distributions                                   --           --           --             --             --            --
  Shares Repurchased                                --           --           --             --             --            --
                                          ------------  -----------  -----------   ------------  -------------  ------------
  Increase (Decrease) in Capital Shares
    from Service Share Transactions                 --           --           --             --             --            --
                                          ============  ===========  ===========   ============  =============  ============

 *Net of $676,141 in foreign withholding taxes paid on net realized gains in certain countries.
**Net of $59,000 decrease in accrued foreign withholding taxes on net unrealized gains.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEAR/PERIOD ENDED OCTOBER 31,

                                          ---------------------------  ------------------------  --------------------------
                                                    GLOBAL                       CORE                  INTERNATIONAL
                                                     FIXED                   GLOBAL FIXED                  FIXED
                                                    INCOME                      INCOME                     INCOME
                                                     FUND                        FUND                       FUND
                                          ---------------------------  ------------------------  --------------------------
                                              1999           1998         1999        1998(1)        1999          1998
                                          -------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net Investment Income (Loss)            $   3,729,038  $  3,800,183  $ 1,296,607  $   586,160  $   803,217   $ 1,048,109
  Net Realized Gain (Loss) on
    Investments Transactions
  Net Realized Gain (Loss) on Investment
    Transactions                             (1,142,280)    2,677,674     (178,223)      76,963      (87,420)      654,484
  Net Realized Gain (Loss) on Foreign
    Currency Transactions                       (45,601)      100,762      290,713      436,668      241,684       (69,977)
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments            (5,017,652)      889,663   (2,488,407)   1,438,671   (1,470,467)      871,080
  Net Change in Unrealized Gain (Loss)
    of Foreign Currencies and Foreign
    Currency Contracts                          116,271      (407,863)    (237,921)     354,543      257,461      (128,244)
                                          -------------  ------------  -----------  -----------  -----------   -----------
  Net Increase (Decrease) in Net Assets
    from Operations                          (2,360,224)    7,060,419   (1,317,231)   2,893,005     (255,525)    2,375,452
                                          -------------  ------------  -----------  -----------  -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income
    Institutional Shares                     (3,729,333)   (3,130,028)  (1,613,857)          --     (884,825)     (737,726)
    Service Shares                                   --            --           --           --           --            --
  Net Realized Gain from Investment
    Transactions
    Institutional Shares                     (2,677,667)   (2,047,622)     (76,957)          --     (656,245)     (262,608)
    Service Shares                                   --            --           --           --           --            --
                                          -------------  ------------  -----------  -----------  -----------   -----------
    Total Distributions                      (6,407,000)   (5,177,650)  (1,690,814)          --   (1,541,070)   (1,000,334)
                                          -------------  ------------  -----------  -----------  -----------   -----------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from Shares Issued                 4,360,407    18,835,092    2,760,537   30,903,705   41,101,893     5,031,771
  Shares Issued in Lieu of Cash
    Distributions                             4,933,778     4,869,068    1,378,854           --    1,124,046       771,090
  Cost of Shares Repurchased                 (6,728,948)  (59,345,307)    (152,838)    (212,079)  (3,953,447)  (15,594,174)
                                          -------------  ------------  -----------  -----------  -----------   -----------
  Increase (Decrease) in Net Assets from
    Institutional Share Transactions          2,565,237   (35,641,147)   3,986,553   30,691,626   38,272,492    (9,791,313)
                                          -------------  ------------  -----------  -----------  -----------   -----------
SERVICE SHARES:
  Proceeds from Shares Issued                        --            --           --           --           --            --
  Shares Issued in Lieu of Cash
    Distributions                                    --            --           --           --           --            --
  Cost of Shares Repurchased                         --            --           --           --           --            --
                                          -------------  ------------  -----------  -----------  -----------   -----------
  Increase (Decrease) in Net Assets from
    Service Share Transactions                       --            --           --           --           --            --
                                          -------------  ------------  -----------  -----------  -----------   -----------
  Net Increase (Decrease) in Net Assets
    from Capital Transactions                 2,565,237   (35,641,147)   3,986,553   30,691,626   38,272,492    (9,791,313)
                                          -------------  ------------  -----------  -----------  -----------   -----------
  Total Increase (Decrease) in Net
    Assets                                   (6,201,987)  (33,758,378)     978,508   33,584,631   36,475,897    (8,416,195)
                                          -------------  ------------  -----------  -----------  -----------   -----------
NET ASSETS
    Beginning of Period                      58,421,622    92,180,000   33,584,631           --   19,520,805    27,937,000
                                          -------------  ------------  -----------  -----------  -----------   -----------
    End of Period                         $  52,219,635  $ 58,421,622  $34,563,139  $33,584,631  $55,996,702   $19,520,805
                                          =============  ============  ===========  ===========  ===========   ===========
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares Issued                                 441,783     1,769,238      276,234    3,082,005    4,246,787       517,241
  Shares Issued in Lieu of Cash
    Distributions                               485,608       478,768      131,948           --      110,092        80,658
  Shares Repurchased                           (701,109)   (5,604,513)     (15,120)     (20,877)    (401,212)   (1,567,741)
                                          -------------  ------------  -----------  -----------  -----------   -----------
  Increase (Decrease) in Capital Shares
    from Institutional Share
    Transactions                                226,282    (3,356,507)     393,062    3,061,128    3,955,667      (969,842)
                                          =============  ============  ===========  ===========  ===========   ===========
SERVICE SHARES:
  Shares Issued                                      --            --           --           --           --            --
  Shares Issued in Lieu of Cash
    Distributions                                    --            --           --           --           --            --
  Shares Repurchased                                 --            --           --           --           --            --
                                          -------------  ------------  -----------  -----------  -----------   -----------
  Decrease in Capital Shares from
    Service Share Transactions                       --            --           --           --           --            --
                                          =============  ============  ===========  ===========  ===========   ===========

                                          ---------------------------
                                                   EMERGING
                                                    MARKETS
                                                     DEBT
                                                     FUND
                                          ---------------------------
                                              1999          1998
                                          ------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net Investment Income (Loss)            $ 30,848,031  $  13,868,544
  Net Realized Gain (Loss) on
    Investments Transactions
  Net Realized Gain (Loss) on Investment
    Transactions                            (1,983,701)   (59,264,364)
  Net Realized Gain (Loss) on Foreign
    Currency Transactions                      549,743     (2,903,958)
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments            6,354,445     19,386,559
  Net Change in Unrealized Gain (Loss)
    of Foreign Currencies and Foreign
    Currency Contracts                         401,593       (216,208)
                                          ------------  -------------
  Net Increase (Decrease) in Net Assets
    from Operations                         36,170,111    (29,129,427)
                                          ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income
    Institutional Shares                   (34,764,644)   (12,702,680)
    Service Shares                              (2,278)       (28,239)
  Net Realized Gain from Investment
    Transactions
    Institutional Shares                            --    (23,972,503)
    Service Shares                                  --        (53,476)
                                          ------------  -------------
    Total Distributions                    (34,766,922)   (36,756,898)
                                          ------------  -------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from Shares Issued              486,391,228    331,848,915
  Shares Issued in Lieu of Cash
    Distributions                           34,749,464     36,380,368
  Cost of Shares Repurchased              (237,863,685)  (434,265,382)
                                          ------------  -------------
  Increase (Decrease) in Net Assets from
    Institutional Share Transactions       283,277,007    (66,036,099)
                                          ------------  -------------
SERVICE SHARES:
  Proceeds from Shares Issued                   10,000        278,773
  Shares Issued in Lieu of Cash
    Distributions                                   94            277
  Cost of Shares Repurchased                   (16,860)      (241,732)
                                          ------------  -------------
  Increase (Decrease) in Net Assets from
    Service Share Transactions                  (6,766)        37,318
                                          ------------  -------------
  Net Increase (Decrease) in Net Assets
    from Capital Transactions              283,270,241    (65,998,781)
                                          ------------  -------------
  Total Increase (Decrease) in Net
    Assets                                 284,673,430   (131,885,106)
                                          ------------  -------------
NET ASSETS
    Beginning of Period                     55,701,894    187,587,000
                                          ------------  -------------
    End of Period                         $340,375,324  $  55,701,894
                                          ============  =============
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares Issued                             86,590,263     39,256,473
  Shares Issued in Lieu of Cash
    Distributions                            7,020,094      4,096,888
  Shares Repurchased                       (44,476,619)   (49,459,434)
                                          ------------  -------------
  Increase (Decrease) in Capital Shares
    from Institutional Share
    Transactions                            49,133,738     (6,106,073)
                                          ============  =============
SERVICE SHARES:
  Shares Issued                                  1,665         33,769
  Shares Issued in Lieu of Cash
    Distributions                                   19             31
  Shares Repurchased                            (2,898)       (41,899)
                                          ------------  -------------
  Decrease in Capital Shares from
    Service Share Transactions                  (1,214)        (8,099)
                                          ============  =============

(1) COMMENCED OPERATIONS ON 5/04/98.
 *NET OF $676,141 IN FOREIGN WITHHOLDING TAXES PAID ON NET REALIZED GAINS IN CERTAIN COUNTRIES.
**NET OF $59,000 DECREASE IN ACCRUED FOREIGN WITHHOLDING TAXES ON NET UNREALIZED GAINS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEARS/PERIOD ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              NET        DISTRIBUTIONS  DISTRIBUTIONS
                                  NET ASSET     NET         REALIZED         FROM           FROM
                                    VALUE    INVESTMENT       AND             NET         REALIZED     NET ASSET
                                  BEGINNING    INCOME      UNREALIZED     INVESTMENT       CAPITAL     VALUE END  TOTAL
                                  OF PERIOD    (LOSS)    GAINS/(LOSSES)     INCOME          GAINS      OF PERIOD  RETURN
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND:
------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                           $11.30      $ 0.51        $(0.59)        $(0.51)        $(0.05)      $10.66    (0.78%)
    1998                            11.12        0.53          0.18          (0.53)            --        11.30     6.58
    1997                            10.99        0.57          0.22          (0.57)         (0.09)       11.12     7.49
    1996                            10.86        0.60          0.13          (0.60)            --        10.99     6.90
    1995                            10.37        0.61          0.49          (0.61)            --        10.86    10.90
Service Shares
    1999                           $11.30      $ 0.49        $(0.59)        $(0.49)        $(0.05)      $10.66    (1.01%)
    1998                            11.11        0.50          0.19          (0.50)            --        11.30     6.42
    1997(1)                         11.11        0.14            --          (0.14)            --        11.11     1.22+
------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND:
------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                           $10.88      $ 0.64        $(0.54)        $(0.64)        $(0.17)      $10.17     0.86%
    1998                            10.76        0.65          0.20          (0.65)         (0.08)       10.88     8.25
    1997                            10.51        0.68          0.25          (0.68)            --        10.76     9.22
    1996                            10.62        0.68         (0.04)         (0.68)         (0.07)       10.51     6.27
    1995                             9.93        0.70          0.69          (0.70)            --        10.62    14.53
Service Shares
    1999                           $10.88      $ 0.61        $(0.54)        $(0.61)        $(0.17)      $10.17     0.65%
    1998(2)                         10.75        0.45          0.13          (0.45)            --        10.88     5.28+
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                           $10.37      $ 0.40        $(0.26)        $(0.40)        $   --       $10.11     1.33%
    1998                            10.28        0.46          0.09          (0.46)            --        10.37     5.51
    1997                            10.13        0.52          0.16          (0.52)         (0.01)       10.28     6.93
    1996                            10.13        0.54          0.04          (0.54)         (0.04)       10.13     5.90
    1995(3)                         10.00        0.30          0.13          (0.30)            --        10.13     4.39+
Service Shares
    1999                           $10.37      $ 0.37        $(0.26)        $(0.37)        $   --       $10.11     1.08%
    1998(4)                         10.28        0.39          0.09          (0.39)            --        10.37     4.81+
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM FIXED INCOME FUND:
------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                           $10.13      $ 0.59        $(0.14)        $(0.60)        $(0.02)      $ 9.96     4.49%
    1998                            10.06        0.60          0.07          (0.60)            --        10.13     6.85
    1997                            10.00        0.58          0.06          (0.58)            --        10.06     6.61
    1996                            10.01        0.60         (0.01)         (0.60)            --        10.00     6.09
    1995(5)                         10.00        0.37          0.01          (0.37)            --        10.01     3.82+
------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND:
------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                           $ 8.71      $ 1.03        $ 0.37         $(1.03)        $   --       $ 9.08    16.54%
    1998(6)                         10.00        0.54         (1.29)         (0.54)+           --         8.71    (7.84)+
Service Shares
    1999                           $ 8.71      $ 1.00        $ 0.36         $(1.00)        $   --       $ 9.07    16.07%
    1998(7)                         10.28        0.11         (1.57)         (0.11)            --         8.71     0.27+
------------------------------------------------------------------------------------------------------------------------
SMALLER COMPANIES FUND:
------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                           $11.22      $ 0.00        $ 2.80         $(0.03)        $   --       $13.99    25.03%
    1998                            14.72       (0.01)        (1.81)            --          (1.68)       11.22    (13.54)
    1997                            13.10       (0.03)         2.87             --          (1.22)       14.72    23.29
    1996                            10.55       (0.02)         2.61          (0.04)            --        13.10    24.58
    1995(8)                         10.00        0.03          0.52             --             --        10.55     5.50+
Service Shares
    1999                           $11.18      $ 0.00        $ 2.76         $(0.03)        $   --       $13.91    24.74%
    1998                            14.71       (0.05)        (1.80)            --          (1.68)       11.18    (13.79)
    1997(9)                         13.77       (0.03)         0.97             --             --        14.71     7.45+

                                                                                           RATIO OF
                                                                            RATIO OF    NET INVESTMENT
                                                             RATIO OF       EXPENSES    INCOME/(LOSS)
                                                RATIO OF        NET        TO AVERAGE     TO AVERAGE
                                  NET ASSETS    EXPENSES    INVESTMENT     NET ASSETS     NET ASSETS
                                    END OF     TO AVERAGE  INCOME/(LOSS)   (EXCLUDING     (EXCLUDING    PORTFOLIO
                                    PERIOD        NET       TO AVERAGE      EXPENSE        EXPENSE      TURNOVER
                                     (000)       ASSETS     NET ASSETS    LIMITATIONS)   LIMITATIONS)     RATE
--------------------------------  -----------  ------------------------------------------------------------------

MUNICIPAL BOND FUND:
------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                          $  622,896      0.55%         4.62%         0.58%          4.59%           27%
    1998                             570,743      0.54          4.71          0.58           4.68            42
    1997                             361,461      0.54          5.19          0.61           5.12            67
    1996                             252,152      0.55          5.50          0.61           5.44            66
    1995                             221,058      0.54          5.75          0.62           5.67            63
Service Shares
    1999                          $    7,172      0.80%         4.33%         0.82%          4.31%           27%
    1998                               5,126      0.79          4.41          0.85           4.35            42
    1997(1)                              192      0.79          4.95          0.85           4.89            67
------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND:
------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                          $1,258,869      0.55%         6.08%         0.55%          6.08%          157%
    1998                           1,263,215      0.55          6.01          0.56           6.00           122
    1997                           1,103,121      0.55          6.50          0.60           6.45           178
    1996                             758,003      0.55          6.52          0.61           6.46           176
    1995                             494,221      0.54          6.81          0.63           6.72           182
Service Shares
    1999                          $    7,389      0.80%         5.86%         0.80%          5.86%          157%
    1998(2)                            1,533      0.80          5.77          0.87           5.70           122
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                          $  107,427      0.55%         3.92%         0.80%          3.67%           64%
    1998                              54,369      0.55          4.46          0.82           4.19            28
    1997                              19,950      0.53          5.14          1.02           4.65            95
    1996                               9,132      0.53          5.34          1.58           4.29           129
    1995(3)                            3,724      0.52          4.60          2.16           2.96            62
Service Shares
    1999                          $      268      0.80%         3.91%         1.00%          3.71%           64%
    1998(4)                              436      0.80          4.20          1.02           3.98            26
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM FIXED INCOME FUND:
------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                          $   26,753      0.55%         6.03%         1.29%          5.29%          142%
    1998                              20,201      0.55          5.92          0.93           5.54            98
    1997                              17,083      0.53          5.77          1.09           5.21           186
    1996                               6,751      0.53          6.00          1.29           5.24           124
    1995(5)                            4,140      0.52          5.86          2.84           3.54            90
------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND:
------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                          $  318,247      0.65%        11.37%         0.75%         11.27%          180%
    1998(6)                           92,668      0.65          9.34          0.82           9.17           131
Service Shares
    1999                          $    2,875      0.90%        11.24%         1.00%         11.14%          180%
    1998(7)                               81      0.90         11.89          1.05          11.74           131
------------------------------------------------------------------------------------------------------------------------
SMALLER COMPANIES FUND:
------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                          $    6,299      1.25%        (0.78%)        4.40%         (3.93%)         105%
    1998                               4,734      1.25          0.26          2.44          (0.93)          108
    1997                          $    5,724      1.25         (0.29)         2.63          (1.67)          122
    1996                               4,115      1.25         (0.23)         2.55          (1.53)          141
    1995(8)                            2,638      1.25          0.94          2.28          (0.09)           23
Service Shares
    1999                          $      340      1.50%        (1.03%)        3.98%         (3.51%)         105%
    1998                                 997      1.50          0.09          2.76          (1.17)          108
    1997(9)                                6      1.50         (0.77)         2.79          (2.06)          122

  + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED
 (1) MUNICIPAL BOND FUND SERVICE SHARES COMMENCED OPERATIONS ON 7/30/97. ALL RATIOS, EXCEPT FOR PORTFOLIO TURNOVER RATE, FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (2) FIXED INCOME FUND SERVICE SHARES COMMENCED OPERATIONS ON 2/11/98. ALL RATIOS, EXCEPT FOR PORTFOLIO TURNOVER RATE, FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (3) SHORT-TERM MUNICIPAL BOND FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/06/95. ALL RATIOS, EXCEPT FOR PORTFOLIO TURNOVER RATE, FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (4) SHORT-TERM MUNICIPAL BOND FUND SERVICE SHARES COMMENCED OPERATIONS ON 12/3/97. ALL RATIOS, EXCEPT FOR PORTFOLIO TURNOVER RATE, FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (5) SHORT-TERM FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/13/95. ALL RATIOS, EXCEPT FOR PORTFOLIO TURNOVER RATE, FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (6) HIGH YIELD BOND FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/16/98. ALL RATIOS, EXCEPT FOR PORTFOLIO TURNOVER RATE, FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (7) HIGH YIELD BOND FUND SERVICE SHARES COMMENCED OPERATIONS ON 9/15/98. ALL RATIOS, EXCEPT FOR PORTFOLIO TURNOVER RATE, FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (8) SMALLER COMPANIES FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 6/30/95. ALL RATIOS, EXCEPT FOR PORTFOLIO TURNOVER RATE, FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (9) SMALLER COMPANIES FUND SERVICE SHARES COMMENCED OPERATIONS ON 7/11/97. ALL RATIOS, EXCEPT FOR PORTFOLIO TURNOVER RATE, FOR THE PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0.00 OR HAVE BEEN ROUNDED TO $0.00 ALL RATIOS, EXCEPT FOR PORTFOLIO TURNOVER RATE, FOR THE PERIOD HAVE BEEN ANNUALIZED.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEARS/PERIOD ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    NET
                                   ASSET                  NET                        DISTRIBUTIONS   NET
                                   VALUE      NET       REALIZED       DISTRIBUTIONS   FROM         ASSET            NET ASSETS
                                  BEGINNING INVESTMENT    AND          FROM NET      REALIZED       VALUE              END OF
                                    OF      INCOME/    UNREALIZED      INVESTMENT     CAPITAL      END OF    TOTAL     PERIOD
                                  PERIOD    (LOSS)     GAINS (LOSSES)   INCOME         GAINS       PERIOD    RETURN    (000)
-------------------------------------------------------------------------------------------------------------------  -----------
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SELECT EQUITY FUND++:
--------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                           $12.02    $(0.09)       $ 6.91         $(0.07)       $(0.67)     $18.10   59.39%  $   61,577
    1998                            11.62      0.12          0.90          (0.23)        (0.39)      12.02    9.28        5,419
    1997                            11.88      0.16          0.28          (0.15)        (0.55)      11.62    3.78        4,954
    1996                            10.95      0.11          1.25          (0.43)           --       11.88   12.70        3,423
    1995(1)                         10.00      0.08          0.87             --            --       10.95    9.50+       2,738
--------------------------------------------------------------------------------------------------------------------------------
EUROPEAN EQUITY GROWTH FUND:
--------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                           $13.50    $ 0.29        $ 2.04         $(0.29)       $(4.11)     $11.43   21.18%  $      897
    1998                            12.81      0.15          1.68          (0.24)        (0.90)      13.50   15.36        5,387
    1997                            10.60      0.25          2.11          (0.03)        (0.12)      12.81   22.48       39,330
    1996(2)                         10.00        --          0.60             --            --       10.60    6.00+      17,902
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP EQUITY FUND:
--------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                           $ 8.86    $ 0.03        $ 3.38         $   --        $   --      $12.27   38.49%  $   10,930
    1998                             8.81      0.08          0.07          (0.10)           --        8.86    1.81       24,410
    1997                             9.96      0.10         (1.12)         (0.13)           --        8.81   (10.40)     53,395
    1996                             9.40      0.03          0.57          (0.04)           --        9.96    6.43      106,709
    1995                            10.35      0.03         (0.72)         (0.04)        (0.22)       9.40   (6.67)      90,917
    1994(3)                         10.00      0.02          0.33             --            --       10.35    3.50+      68,798
--------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKET EQUITY FUND:
--------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                           $ 4.92    $ 0.03        $ 1.89         $   --        $   --      $ 6.84   39.02%  $  163,886
    1998                             7.69      0.03         (2.42)            --         (0.38)       4.92   (32.66)     46,080
    1997                             8.80     (0.03)        (0.85)         (0.01)        (0.22)       7.69   (10.31)     94,101
    1996                             8.11      0.06          0.75          (0.03)        (0.09)       8.80   10.02       88,279
    1995                            11.00      0.04         (2.29)         (0.02)        (0.62)       8.11   (21.00)     43,288
    1994(4)                         10.00     (0.01)         1.01             --            --       11.00   10.00+      56,842
--------------------------------------------------------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND:
--------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                           $11.36    $ 0.68        $(1.07)        $(0.73)       $(0.52)     $ 9.72   (3.91%) $   52,220
    1998                            10.84      0.63          0.45          (0.34)        (0.22)      11.36   10.58       58,422
    1997                            11.26      0.35          0.01          (0.50)        (0.28)      10.84    3.34       42,180
    1996                            10.99      0.59          0.12          (0.37)        (0.07)      11.26    6.60      149,917
    1995                             9.85      0.35          0.99          (0.20)           --       10.99   13.88      139,337
    1994(5)                         10.00      0.25         (0.40)            --            --        9.85   (1.50)+     53,915
--------------------------------------------------------------------------------------------------------------------------------
CORE GLOBAL FIXED INCOME FUND:
--------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                           $10.97    $ 0.47        $(0.87)        $(0.53)       $(0.03)     $10.01   (3.93%) $   34,563
    1998(6)                         10.00      0.19          0.78             --            --       10.97    9.70       33,585
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FIXED INCOME FUND:
--------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                           $10.95    $ 0.21        $(0.56)        $(0.48)       $(0.36)     $ 9.76   (3.53%) $   55,997
    1998                            10.16      0.51          0.65          (0.27)        (0.10)      10.95   11.87       19,521
    1997                            11.30      0.20         (0.11)         (0.64)        (0.59)      10.16    0.82       27,937
    1996                            11.34      0.86         (0.12)         (0.66)        (0.12)      11.30    6.82       21,155
    1995                             9.94      0.42          1.03          (0.05)           --       11.34   14.66       27,603
    1994(7)                         10.00      0.29         (0.35)            --            --        9.94   (0.60)+     15,238
--------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS DEBT FUND:
--------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                           $ 5.82    $ 0.19        $ 0.69         $(0.90)       $   --      $ 5.80   17.86%  $  340,365
    1998                            11.95      1.81         (4.12)         (1.32)        (2.50)       5.82   (30.35)     55,684
    1997                            13.36      1.05          0.40          (1.32)        (1.54)      11.95   12.03      187,455
    1996                            10.55      1.21          2.60          (1.00)           --       13.36   38.42      102,431
    1995                            10.19      0.65         (0.17)         (0.11)        (0.01)      10.55    4.85       84,438
    1994(8)                         10.00      0.13          0.06             --            --       10.19    1.90+      16,248
Service Shares
    1999                           $ 5.82    $ 0.19        $ 0.67         $(0.90)       $   --      $ 5.78   17.40%  $       10
    1998                            11.95      6.65         (8.96)         (1.32)        (2.50)       5.82   (30.35)         18
    1997(9)                         13.61      0.03         (1.69)            --            --       11.95   (12.20)+        132

                                                                        RATIO OF NET
                                                           RATIO OF     INVESTMENT
                                  RATIO OF   RATIO OF      EXPENSES     INCOME/(LOSS)
                                  EXPENSES     NET         TO AVERAGE   TO AVERAGE
                                    TO       INVESTMENT    NET ASSETS   NET ASSETS
                                  AVERAGE    INCOME/(LOSS) (EXCLUDING   (EXCLUDING     PORTFOLIO
                                   NET       TO AVERAGE    EXPENSE       EXPENSE       TURNOVER
                                  ASSETS     NET ASSETS    LIMITATIONS) LIMITATIONS)    RATE
                                  -------------------------------------------------------------
--------------------------------
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SELECT EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                            0.90%        0.52%        2.21%         (0.79%)        239%
    1998                            0.90         0.92         2.89          (1.07)         127
    1997                            0.90         0.97         2.79          (0.92)          55
    1996                            0.90         0.72         3.59          (1.97)          39
    1995(1)                         0.90         1.55         2.73          (0.28)          19
--------------------------------------------------------------------------------------------------------------------------------
EUROPEAN EQUITY GROWTH FUND:
--------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                            0.90%        1.23%        1.64%          0.49%          80%
    1998                            0.90         1.12         1.13           0.89           49
    1997                            0.90         1.71         1.17           1.44           45
    1996(2)                         0.90        (0.41)        1.40          (0.91)           5
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP EQUITY F
--------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                            1.25%        0.86%        2.47%         (0.36%)         86%
    1998                            1.25         0.43         1.49           0.19          106
    1997                            1.25         0.16         1.37           0.04           59
    1996                            1.25         0.35         1.38           0.22           47
    1995                            1.25         0.41         1.48           0.18           62
    1994(3)                         1.25         0.34         1.67          (0.08)          41
--------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKET EQUITY FUND:
--------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                            1.25%        0.63%        1.90%         (0.02%)         70%
    1998                            1.25         0.90         1.52           0.63           85
    1997                            1.25         0.68         1.44           0.49           94
    1996                            1.25         0.63         1.52           0.36           69
    1995                            1.25         0.44         1.55           0.14           49
    1994(4)                         1.36        (0.12)        1.79          (0.55)          45
--------------------------------------------------------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND:
--------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                            0.60%        6.67%        1.13%          6.14%         161%
    1998                            0.60         4.82         0.77           4.65          182
    1997                            0.65         5.30         0.77           5.18          179
    1996                            0.75         5.39         0.79           5.35          223
    1995                            0.78         5.61         0.87           5.52          147
    1994(5)                         0.85         5.71         1.28           5.28          173
--------------------------------------------------------------------------------------------------------------------------------
CORE GLOBAL FIXED INCOME FUND:
--------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                            0.55%        3.90%        1.33%          3.12%         155%
    1998(6)                         0.55         4.19         0.96           3.78          151
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FIXED INCOME FUND:
--------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                            0.55%        3.53%        1.70%          2.38%         140%
    1998                            0.57         4.36         1.08           3.85          181
    1997                            0.65         5.00         1.06           4.59          174
    1996                            0.75         5.41         1.03           5.13          235
    1995                            0.78         5.51         1.15           5.14          187
    1994(7)                         0.85         5.66         1.42           5.09          130
--------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS DEBT FUND:
--------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    1999                            1.00%       10.90%        1.40%         10.50%         397%
    1998                            1.05         9.82         1.31           9.56          638
    1997                            1.32         7.15         1.47           7.00          472
    1996                            1.50        10.15         1.92           9.73          227
    1995                            1.79        10.97         2.05          10.71          266
    1994(8)                         1.90         7.04         2.60           6.34           52
Service Shares
    1999                            1.25%       10.65%        1.66%         10.24%         397%
    1998                            1.30        10.78         1.76          10.32          638
    1997(9)                         1.50        18.65         1.71          18.44          472

  + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED
  ++ THE INTERNATIONAL SELECT EQUITY FUND SERVICE SHARES COMMENCED OPERATIONS ON
     10/29/99. THE NET ASSET ON OCTOBER 31, 1999 WERE $10,043.
 (1) INTERNATIONAL SELECT EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 5/15/95. ALL RATIOS, EXCEPT FOR PORTFOLIO TURNOVER RATE, FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (2) EUROPEAN EQUITY GROWTH FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 9/03/96. ALL RATIOS, EXCEPT FOR PORTFOLIO TURNOVER RATE, FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (3) INTERNATIONAL SMALL CAP EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 1/03/94. ALL RATIOS, EXCEPT FOR PORTFOLIO TURNOVER RATE, FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (4) EMERGING MARKET EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 2/01/94. ALL RATIOS, EXCEPT FOR PORTFOLIO TURNOVER RATE, FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (5) GLOBAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 1/04/94. ALL RATIOS, EXCEPT FOR PORTFOLIO TURNOVER RATE, FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (6) CORE GLOBAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 5/4/98. ALL RATIOS, EXCEPT FOR PORTFOLIO TURNOVER RATE, FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (7) INTERNATIONAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/15/94. ALL RATIOS, EXCEPT FOR PORTFOLIO TURNOVER RATE, FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (8) EMERGING MARKET DEBT FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 8/4/94. ALL RATIOS, EXCEPT FOR PORTFOLIO TURNOVER RATE, FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (9) EMERGING MARKET DEBT FUND SERVICE SHARES COMMENCED OPERATIONS ON 10/22/97. ALL RATIOS, EXCEPT FOR PORTFOLIO TURNOVER RATE, FOR THE PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0.00 OR HAVE BEEN ROUNDED TO $0.00

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

1. Organization

Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-two investment portfolios: Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund, Morgan Grenfell Large Cap Growth Fund, Morgan Grenfell Smaller Companies Fund and Morgan Grenfell Micro Cap Fund, (formerly, Morgan Grenfell Microcap Fund) (collectively the "Domestic Funds"); Morgan Grenfell International Select Equity Fund (formerly, Morgan Grenfell International Equity Fund), Morgan Grenfell European Equity Growth Fund, Morgan Grenfell Global Equity Fund, Morgan Grenfell New Asia Equity Fund, Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell Core Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt Fund and Morgan Grenfell Emerging Local Currency Debt Fund (collectively the "International Funds"). The Domestic Funds and International Funds are hereafter referred to each as the "Fund" and collectively as the "Funds". At October 31, 1999, the Total Return Bond Fund, Large Cap Growth Fund, Global Equity Fund, New Asia Equity Fund, Japanese Small Cap Equity Fund and Emerging Local Currency Debt Fund had not yet commenced operations. The financial statements and financial highlights of Micro Cap Fund and European Small Cap Equity Fund are presented separately from the accompanied financial statements. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

2. Significant Accounting Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.
    SECURITY VALUATION--Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Certain debt and fixed income investments owned by the Funds are valued at prices supplied by independent pricing agents selected by Deutsche Asset Management, Inc. ("DAMI", formerly Morgan Grenfell Inc.) and Deutsche Asset Management Investment Services Limited ("DAMIS", formerly Morgan Grenfell Investment Services Limited), (collectively, the "Advisers", each an affiliate of Deutsche Bank AG), which prices reflect broker-dealer supplied valuations. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of the applicable Adviser, reflect market value are valued at fair value using methods determined in good faith by the valuation committee of the Board of Trustees.
    INCOME TAXES--It is the intention of each Fund to continue to qualify as a regulated investment

--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

company and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is considered necessary.
    The International Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated and/or capital gains realized on sale of such investments. The International Funds accrue such taxes when the related income is or gains are earned.
    NET ASSET VALUE PER SHARE--The net asset value per share is calculated on a daily basis by dividing the assets of each Fund or Class, less its liabilities, by the number of outstanding shares, of the Fund or Class.
    CLASSES--Class-specific expenses, such as service plan fees, are borne by that class. Income, expenses and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.
    REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by the custodian banks until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.
    The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.
    If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.
    FOREIGN CURRENCY TRANSLATION--The books and records of the International Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and
(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
    The International Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The International Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.
    The International Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.
    FORWARD FOREIGN CURRENCY CONTRACTS--The International Funds may enter into forward foreign currency contracts as hedges against portfolio positions as well as for non-hedging purposes. The aggregate principal amounts of the contracts are not recorded. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Funds realize gains or losses at the time forward contracts are extinguished, except that gains or losses on certain open contracts are required to be recognized for U.S. federal income tax purposes at the close of the

--------------------------------------------------------------------------------

Fund's taxable year and are generally treated as ordinary income or loss for such purposes. Risk may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
    FOREIGN CURRENCY OPTIONS--The premium paid by a Fund for the purchase of an option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. For an option held by a Fund on the stipulated expiration date, the Fund realizes a loss. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the purchased option. If the Fund exercises a purchased put option, it realizes a gain or loss from the sale of the underlying investment and proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the underlying investment which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to premiums originally paid. Certain foreign currency options may be required to be marked-to-market for Federal income tax purposes at the close of a Fund's taxable year, giving rise to a gain or loss that may, depending upon whether certain elections are made, be capital or ordinary in character.
    DISTRIBUTIONS--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises. Accordingly, permanent differences primarily attributable to net operating loss for the year or realized foreign exchange gains and losses have been reclassified as follows:

                          UNDISTRIBUTED     ACCUMULATED
                         NET INVESTMENT     NET REALIZED     PAID-IN
FUND                      INCOME (LOSS)    GAINS (LOSSES)    CAPITAL
----                     ---------------   --------------   ---------
Municipal Bond Fund        $  (16,673)      $    16,673     $  --
Fixed Income Fund             (20,632)           20,632        --
Short-Term Municipal
  Bond Fund                    (1,066)          --              1,066
Smaller Companies Fund         51,060           --            (51,060)
International Select
  Equity Fund                  20,669           (21,106)          437
European Equity Growth
  Fund                        103,310          (105,388)        2,078
International Small Cap
  Equity Fund                (573,757)          525,849        47,908
Emerging Markets
  Equity Fund                (392,512)          449,331       (56,819)
Global Fixed Income
  Fund                       (145,493)          145,493        --
Core Global Fixed
  Income Fund                 251,796          (251,796)       --
International Fixed
  Income Fund                 207,175          (207,175)       --
Emerging Markets Debt
  Fund                        549,743          (549,743)       --

    The above reclassifications have no effect on net assets or net asset value per share of the above Funds.
    EXPENSES--Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. DAMI absorbed all expenses of organizing the Trust.
    OTHER--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of original issue discounts and purchase premiums during the respective holding period. Original issue discounts and purchase premiums on securities held by the Funds are accreted and amortized ratably to maturity using the effective interest

--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

method. Dividend income is recognized on the ex-dividend date or, using reasonable diligence, when known to the Funds. Interest income is recognized using the accrual method.

3. Administration, Investment Advisory, Distribution and Service Agreements

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with DAMI (the "Administrator"), pursuant to which the Administrator will receive an annual fee based on the average daily net assets of each Fund as follows:

                                                    ANNUAL
    FUND                                             FEES
    ----                                            ------
    Municipal Bond Fund                             0.12%
    Fixed Income Fund                               0.12%
    Short-Term Municipal Bond Fund                  0.12%
    Short-Term Fixed Income Fund                    0.12%
    High Yield Bond Fund                            0.12%
    Smaller Companies Fund                          0.22%
    International Select Equity Fund                0.30%
    European Equity Growth Fund                     0.30%
    International Small Cap Equity Fund             0.30%
    Emerging Markets Equity Fund                    0.30%
    Global Fixed Income Fund                        0.25%
    Core Global Fixed Income Fund                   0.25%
    International Fixed Income Fund                 0.25%
    Emerging Markets Debt Fund                      0.25%

    The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Trust's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. At a meeting held on August 19, 1999 the Board of Trustees of the Trust adopted a resolution to approve a transfer agent agreement between ICC Capital, Inc., an affiliate of Deutsche Bank AG, and the Trust, replacing DST Systems Inc., effective November 22, 1999.
    Prior to October 13, 1998, SEI Financial Management Corporation ("SEI") served as the Trust's Administrator and received an annual fee based on the aggregate average daily net assets of all the Funds as follows: 0.10% up to $1 billion; 0.07% from $1 billion to $1.5 billion; 0.05% from $1.5 billion to $2.5 billion; and 0.04% in excess of $2.5 billion. Each Fund also paid SEI a minimum annual administration fee of $60,000 (after a one-year phase in period). Services rendered by SEI to the Trust were substantially the same as being rendered by the Administrator; however, administration fees payable to SEI did not include fees payable to the Trust's transfer agent and SEI as accounting agent to the Trust.
    Under the advisory agreements with the Trust, DAMI serves as the Adviser for the Domestic Funds and DAMIS serves as the Adviser for the International Funds (collectively referred to as "Advisers"). For these services, the Advisers are entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

    Municipal Bond Fund                0.40%
    Fixed Income Fund                  0.40%
    Short-Term Municipal Bond Fund     0.40%
    Short-Term Fixed Income Fund       0.40%
    High Yield Bond Fund               0.50%
    Smaller Companies Fund             1.00%
    International Select Equity Fund   0.70%
    European Equity Growth Fund        0.70%
    International Small Cap Equity
     Fund                              1.00%
    Emerging Markets Equity Fund       1.00%
    Global Fixed Income Fund           0.50%

--------------------------------------------------------------------------------

    Core Global Fixed Income Fund      0.50%
    International Fixed Income Fund    0.50%
    Emerging Markets Debt Fund         1.00%

    The Advisers have voluntarily agreed to reduce their advisory fees and/or reimburse each Fund to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:

                                           INSTITUTIONAL   SERVICE
                                              SHARES        SHARES
                                           -------------   --------
    Municipal Bond Fund                      0.55%         0.80%
    Fixed Income Fund                        0.55%         0.80%
    Short-Term Municipal Bond Fund           0.55%         0.80%
    Short-Term Fixed Income Fund             0.55%         0.80%
    High Yield Bond Fund                     0.65%         0.90%
    Smaller Companies Fund                   1.25%         1.50%
    International Select Equity Fund         0.90%         1.15%
    European Equity Growth Fund              0.90%         1.15%
    International Small Cap Equity Fund      1.25%         1.50%
    Emerging Markets Equity Fund             1.25%         1.50%
    Global Fixed Income Fund                 0.60%         0.85%
    Core Global Fixed Income Fund            0.55%         0.80%
    International Fixed Income Fund          0.55%         0.80%
    Emerging Markets Debt Fund               1.00%         1.25%

    At its meeting held on November 18, 1999, the Board of Trustees approved a proposal by the Advisers to change the Advisers' fee waivers and/ or reimbursements to limit the total operating expenses of the International Select Equity Fund Institutional Class shares and Service Class shares to 1.25% and 1.50%, respectively, and of the European Equity Growth Fund Institutional Class shares and Service Class shares to 1.25% and 1.50%, respectively, of the average daily net assets of the respective class of shares effective November 18, 1999.
    By an Expense Limitation agreement dated November 1999, between the Trust and the Advisers, the Advisers have agreed to waive their fees and reimburse expenses to each Fund in order to limit the total operating expenses of each Fund at the above levels for a period of 16 months from November 1, 1999.

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or the Advisers.
    SEI Investments Distribution Co. (the "Distributor") served as the distributor of shares of the Funds pursuant to a distribution agreement with the Trust and assisted in the sale of shares of the Funds. The Advisers, and not the Trust, are responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Trust. At a meeting held on August 19, 1999 the Board of Trustees of the Trust adopted a resolution to approve a distribution agreement between ICC Distributors Inc. and the Trust, replacing SEI Investments Distribution Co., effective November 1, 1999.
    The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each Fund that offers Service Shares pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to Service Shares. Service plan fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/ or account maintenance services to their customers who invest in Service Shares.
    During the period ended October 31, 1999, certain portfolios of the Trust purchased securities from and sold securities to other portfolios of the Trust or other accounts managed by the Advisers at market value.

4. Forward Foreign Currency Contracts

The International Funds may enter into forward foreign currency contracts for hedging against portfolio positions denominated in foreign currencies as well as for non-hedging purposes. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future

--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

    The following forward foreign currency contracts were outstanding at October 31, 1999:

               CURRENCY TO          IN          UNREALIZED
 MATURITY      (DELIVER)/        EXCHANGE      APPRECIATION
   DATE          RECEIVE            FOR       (DEPRECIATION)
----------  -----------------   -----------   --------------
GLOBAL FIXED INCOME FUND
------------------------------------------------------------
FOREIGN CURRENCY SALES:
  12/03/99  ZAR   (5,700,000)   $   937,500     $  13,970
  12/13/99  CAD   (2,600,000)     1,759,372        (9,245)
  12/13/99  SEK  (12,000,000)     1,461,080        (2,305)
  01/18/00  EUR   (2,600,000)     2,841,800        90,743
  01/18/00  ZAR   (6,500,000)     1,044,680        (1,828)
  01/18/00  GRD (750,000,000)     2,450,980        85,461
                                                ---------
                                                $ 176,796
                                                ---------
FOREIGN CURRENCY PURCHASES:
  12/13/99  EUR    1,400,000    $(1,494,486)    $ (17,290)
  12/13/99  SEK   12,000,000     (1,475,108)      (11,722)
  12/13/99   EUR     305,000       (322,904)       (1,086)
  12/13/99  GBP    1,400,000     (2,280,600)       20,867
  12/13/99  JPY   150,000,000    (1,397,103)       51,282
  01/18/00   CAD   3,500,000     (2,348,836)       34,890
  01/18/00  JPY   340,000,000    (3,289,155)       14,863
  01/18/00  EUR    1,400,000     (1,480,115)        1,223
  01/18/00  GBP      700,000     (1,169,910)      (18,760)
  01/18/00  JPY   380,000,000    (3,669,902)       22,825
  01/28/00   AUD   2,500,000     (1,621,750)      (24,036)
                                                ---------
                                                $  73,056
                                                ---------
                                                $ 249,852
                                                =========
INTERNATIONAL FIXED INCOME FUND
------------------------------------------------------------
FOREIGN CURRENCY SALES:
  12/07/99  JPY   (19,000,000)  $   182,517     $    (723)
  12/07/99  GRD (220,000,000)       721,880        24,669
  12/07/99  EUR     (500,000)       533,430         6,141
  12/07/99  EUR   (3,500,000)     3,661,000       (30,024)
  12/07/99  EUR     (800,000)       854,320        10,657
  12/07/99  EUR   (1,205,000)     1,312,486        41,720
  12/07/99  GRD (495,000,000)     1,560,530        (8,193)
  12/07/99  SEK  (19,300,000)     2,349,104        (3,329)
                                                ---------
                                                $  40,918
                                                ---------

               CURRENCY TO          IN          UNREALIZED
 MATURITY      (DELIVER)/        EXCHANGE      APPRECIATION
   DATE          RECEIVE            FOR       (DEPRECIATION)
----------  -----------------   -----------   --------------
FOREIGN CURRENCY PURCHASES:
  12/07/99   AUD     780,000    $  (503,490)    $  (5,709)
  12/07/99   AUD   1,850,000     (1,203,240)      (22,605)
  12/07/99  GBP    1,000,000     (1,618,700)       25,017
  12/07/99  GBP      340,000       (567,800)       (8,936)
  12/07/99  JPY   160,000,000    (1,486,989)       56,087
  12/07/99  JPY    97,000,000      (902,661)       32,828
  12/07/99  JPY    50,000,000      (475,647)        6,564
  12/07/99  JPY    36,000,000      (344,828)        2,364
  12/07/99  JPY   714,000,000    (6,762,965)      123,012
  12/07/99   EUR     170,000       (178,500)          778
  12/07/99   EUR     550,000       (588,445)       (8,427)
  12/07/99  SEK    6,000,000       (737,554)       (6,228)
  12/07/99  SEK   13,300,000     (1,613,099)        8,007
  01/18/00   DKK   7,560,000     (1,100,437)      (24,825)
  01/18/00   CAD   1,760,000     (1,190,798)        7,875
  01/18/00  EUR    2,200,000     (2,325,895)        1,923
                                                ---------
                                                $ 187,725
                                                ---------
                                                $ 228,643
                                                =========

EMERGING MARKETS DEBT FUND
------------------------------------------------------------
FOREIGN CURRENCY SALES:
  11/18/99  EUR     (635,000)   $   684,149     $  15,435
  11/18/99  EUR   (4,750,000)     5,132,850       130,656
                                                ---------
                                                $ 146,091
                                                =========
EMERGING MARKETS EQUITY FUND
------------------------------------------------------------
FOREIGN CURRENCY SALES:
  12/17/99   HKD    (524,321)   $    66,353     $  (1,096)
  12/17/99   HKD    (125,728)        16,000          (174)
  02/11/00   TWD  (1,187,820)        36,000        (1,502)
  02/11/00   TWD  (1,189,620)        36,000        (1,559)
  02/11/00   TWD  (1,323,200)        40,000        (1,776)
  02/11/00   TWD  (1,323,480)        40,000        (1,785)
  02/11/00   TWD    (927,220)        28,000        (1,274)
  02/11/00   TWD    (509,250)        15,000        (1,078)
  02/14/00   KRW (65,178,000)        54,000        11,709
  02/14/00   KRW  (9,850,400)         8,000         1,608
  02/14/00   KRW (28,992,000)        24,000         5,188
  02/22/00  ZAR  (11,047,000)     1,753,061       (16,887)
  02/24/00   HKD    (213,818)        27,000          (481)
  02/24/00   HKD     (31,522)         4,000           (51)
  02/24/00   HKD     (19,000)         2,408           (34)
  02/24/00   HKD    (388,976)        48,943        (1,050)
  04/17/00   HKD     (31,304)         4,000           (19)
                                                ---------
                                                $ (10,261)
                                                ---------

--------------------------------------------------------------------------------

               CURRENCY TO          IN          UNREALIZED
 MATURITY      (DELIVER)/        EXCHANGE      APPRECIATION
   DATE          RECEIVE            FOR       (DEPRECIATION)
----------  -----------------   -----------   --------------
FOREIGN CURRENCY BUYS:
  12/17/99   HKD     157,870    $   (20,000)    $     308
  12/17/99   HKD     103,203        (13,000)          276
  12/17/99   HKD     388,976        (49,281)          757
  02/11/00   TWD     609,840        (18,000)        1,254
  02/11/00   TWD   3,924,977       (119,000)        4,920
  02/11/00   TWD   1,925,773        (58,623)        2,178
  02/14/00   KRW 104,020,400        (86,974)      (19,479)
  02/22/00  ZAR   11,047,000     (1,794,364)      (24,416)
  02/24/00   HKD     653,316        (83,594)          374
  04/17/00   HKD      31,304         (3,994)           24
                                                ---------
                                                $ (33,804)
                                                ---------
                                                $ (44,065)
                                                =========

CORE GLOBAL FIXED INCOME FUND
------------------------------------------------------------
FOREIGN CURRENCY SALES:
  01/18/00  EUR     (600,000)   $   655,800     $  20,941
  01/18/00  EUR     (900,000)       970,875        18,586
  01/18/00  GRD (406,000,000)     1,326,797        46,262
  01/18/00  SEK   (8,400,000)     1,025,503        (1,486)
                                                ---------
                                                $  84,303
                                                ---------
FOREIGN CURRENCY BUYS:
  12/13/99  JPY   150,000,000   $(1,397,103)    $  51,282
  01/18/00   AUD   1,600,000     (1,032,160)       (9,727)
  01/18/00  EUR    1,000,000     (1,057,225)          874
  01/18/00  GBP    1,280,000     (2,139,264)      (34,304)
  01/18/00  SEK    8,400,000     (1,035,867)       (8,877)
  01/18/00  SEK    8,400,000     (1,035,867)       (8,877)
  01/18/00  JPY   370,000,000    (3,573,326)       22,223
                                                ---------
                                                $  12,594
                                                ---------
                                                $  96,897
                                                =========

INTERNATIONAL SELECT EQUITY FUND
------------------------------------------------------------
FOREIGN CURRENCY SALES:
  12/15/99  JPY  (298,300,000)  $ 2,840,330     $ (41,188)
                                                =========

CURRENCY LEGEND
---------------
AUD  Australian Dollar          CAD  Canadian Dollar
EUR  Euro                       GBP  United Kingdom Pound
GRD  Greek Drachma              HKD  Hong Hong Dollar
JPY  Japanese Yen               KRW  Korean Won
SEK  Swedish Krona              TWD  Taiwan Dollar
ZAR  South Africa Rand          DKK  Danish Kroner

5. Investment Transactions

The cost of securities purchased and the proceeds from the sale of securities, other than short-term investments and U.S. government securities, during the year ended October 31, 1999, were as follows:

                                   PURCHASES          SALES
                                 --------------   --------------
Municipal Bond Fund              $  258,228,254   $  170,184,393
Fixed Income Fund                   845,401,347      788,562,088
Short-Term Municipal Bond Fund      101,762,424       53,105,962
Short-Term Fixed Income Fund         29,136,344       21,233,241
High Yield Bond                     669,804,120      453,324,396
Smaller Companies                     6,505,046        7,156,527
International Select Equity
 Fund                                88,473,195       43,055,810
European Equity Growth Fund          32,439,991       80,261,476
International Small Cap Equity
 Fund                                18,760,719       39,707,706
Emerging Markets Equity Fund        159,316,410       74,193,718
Global Fixed Income Fund             73,927,944       63,391,562
Core Global Fixed Income Fund        40,115,397       32,760,375
International Fixed Income Fund      55,900,552       29,406,327
Emerging Markets Debt Fund        1,228,842,698    1,003,499,842

The cost of U.S. government securities purchased and the proceeds from the sale of securities during the year ended October 31, 1999 were as follows:

                                  PURCHASES           SALES
                                --------------    --------------
Fixed Income Fund               $1,187,388,039    $1,134,710,867
Short-Term Fixed Income Fund        13,509,301        12,676,634
Global Fixed Income Fund             8,742,591        24,152,979
Core Global Fixed Income Fund        6,728,634        16,515,071

    For federal income tax purposes, the cost of securities owned, the aggregate gross unrealized appreciation and depreciation and the net unrealized appreciation (depreciation) on investments at October 31, 1999 for each Fund are as follows:

FUND                                      TAX COST
----                                   --------------
Municipal Bond Fund                    $  641,012,248
Fixed Income Fund                       1,277,156,212
Short-Term Municipal Bond Fund            107,505,718
Short-Term Fixed Income Fund               26,698,365
High Yield Bond Fund                      330,927,571
Smaller Companies Fund                      5,168,334
International Select Equity Fund           52,972,647
European Equity Growth Fund                   115,577
International Small Cap Equity Fund         8,397,479
Emerging Markets Equity Fund              148,926,932
Global Fixed Income Fund                   50,505,600
Core Global Fixed Income Fund              32,274,776
International Fixed Income Fund            53,684,051
Emerging Markets Debt Fund                302,621,719

NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

                                                            NET
                                                         UNREALIZED
                         APPRECIATED    DEPRECIATED    APPRECIATION/
                         INVESTMENTS    INVESTMENTS    (DEPRECIATION)
                         ------------   ------------   --------------
Municipal Bond Fund      $ 3,675,244    $(23,996,017)   $(20,320,773)
Fixed Income Fund            239,034    (26,422,059)     (26,183,025)
Short-Term Municipal
  Bond Fund                  554,095     (2,247,839)      (1,693,744)
Short-Term Fixed Income
  Fund                        20,552       (210,666)        (190,114)
High Yield Bond Fund       4,418,396    (15,437,692)     (11,019,296)
Smaller Companies Fund     1,684,140       (370,736)       1,313,404
International Select
  Equity Fund              6,344,149       (966,905)       5,377,244
European Equity Growth
  Fund                        13,623         (4,662)           8,961
International Small Cap
  Equity Fund              2,556,870       (476,966)       2,079,904
Emerging Markets Equity
  Fund                    16,412,387     (4,122,523)      12,289,864
Global Fixed Income
  Fund                       299,903     (2,578,801)      (2,278,898)
Core Global Fixed
  Income Fund                195,991     (1,252,630)      (1,056,639)
International Fixed
  Income Fund                395,719       (770,650)        (374,931)
Emerging Markets Debt
  Fund                     7,783,542     (6,711,726)       1,071,816

At October 31, 1999 the following Funds had available realized capital losses to offset future net capital gains:

                                                  EXPIRATION
                                                     DATE
                                               ----------------
Municipal Bond Fund            $    150,144       10/31/2007
Fixed Income Fund                 7,769,404       10/31/2007
Short-Term Municipal Bond
 Fund                               144,583    10/31/2005-2007
Short-Term Fixed Income Fund         15,249       10/31/2007
High Yield Bond Fund              4,781,756    10/31/2006-2007
Smaller Companies Fund              127,538    10/31/2006-2007
Emerging Markets Equity Fund     18,865,462       10/31/2006
Global Fixed Income Fund            986,396       10/31/2007
Core Global Fixed Income Fund       132,397       10/31/2007
International Fixed Income
 Fund                                54,851       10/31/2007
Emerging Markets Debt Fund       58,247,275       10/31/2006

    During the year ended October 31, 1999, International Small Cap Equity Fund, Emerging Markets Equity Fund and Emerging Markets Debt Fund utilized $3,907,438, $174,439 and $10,483, respectively, of available realized capital losses from a prior period.

6. Loan Participations/Assignments

The Emerging Markets Debt Fund (the "Fund") invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

7. Concentration of Risks

The Municipal Bond Fund and Short-Term Municipal Bond Fund invest primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures. Although the Municipal Bond Fund and Short-Term Municipal Bond Fund maintain diversified portfolios, the municipal bond issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.
    The Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund invest

--------------------------------------------------------------------------------

primarily in fixed income securities, the market value of which may change in response to interest rate changes. Although the Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund maintain diversified portfolios, the ability of the issuers of the Fund's portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry or region.
    The Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund may have a concentration of its investments in financial companies.
    The High Yield Bond Fund invests in securities rated below investment grade, which typically involves risks not associated with higher rated securities. Yield on high yield debt securities reflect, among other things, perceived credit risk.
    Each International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The Emerging Markets Equity Fund and Emerging Markets Debt Fund invest in emerging markets securities. Emerging markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry, or region.

8. Borrowing Agreements

    By an agreement dated November 2, 1998, certain Funds of the Trust entered into a Credit Agreement (the "Agreement") with the BankBoston, N.A. (the "Lender"). The maximum aggregate credit available to all the participating Funds under the Agreement, which expired on October 31, 1999, was approximately $50,000,000. The Agreement has been extended for a period of three months through January 30, 2000. Interest payments on borrowings are payable by the borrowing Funds on a monthly basis at the federal funds rate plus 0.50% per annum and the borrowings are payable on demand. The participating Funds are also subject to a commitment fee of 0.10% per annum of the unused portion of the maximum aggregate credit available under the Agreement. During the year ended October 31, 1999, the participating Funds incurred approximately $48,500 in commitment fees under the Agreement which has been allocated to the participating Funds based on their relative net assets during the non-borrowing period. During the period ended October 31, 1999, the High Yield Bond Fund, Global Fixed Income Fund, International Select Equity Fund, European Equity Growth Fund and European Small Cap Equity Fund (the "Borrowing Funds") borrowed under the Agreement at different times. At October 31, 1999, the High Yield Bond Fund owed $9,300,000 under the Agreement on which interest was payable at the rate of 5.81% per annum and was repaid on November 8, 1999.
    The Emerging Markets Equity Fund, Emerging Markets Debt Fund and International Small Cap Equity Fund do not participate in the Agreement with BankBoston, N.A. In the event of an overdraft, each of these Funds may execute a demand note with Brown Brothers Harriman & Co. ("BBH"), the Trust's custodian, to meet their short-term liquidity requirements. Interest payment on borrowings under the BBH demand notes are payable at the federal funds rate plus 2.00% and

NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1999

the borrowings are secured by each borrowing Funds' assets and securities held in the custody of BBH for the respective Fund. At October 31, 1999 there were no borrowings from BBH outstanding.

    Following is the summary of borrowings made under the Agreement with BankBoston., N.A. and the Line of Credit facility with BBH:

                                      WEIGHTED                WEIGHTED
                        MAXIMUM       AVERAGE                  AVERAGE
                         AMOUNT       BALANCE      INTEREST   INTEREST
        FUND            BORROWED    OUTSTANDING      PAID       RATE
---------------------  ----------   ------------   --------   ---------
CREDIT AGREEMENT:
High Yield Bond Fund   $9,300,000    $3,037,778    $20,698      5.53%
Global Fixed Income
  Fund                   600,000        600,000        608      5.28%
International Select
  Equity Fund            800,000        357,143        739      5.39%
European Equity
  Growth Fund            800,000        525,000        924      5.35%
LINE OF CREDIT:
Emerging Markets
  Equity Fund          5,314,424      2,339,619      9,054      7.06%
Emerging Markets Debt
  Fund                 4,767,857      3,032,804      2,457      7.39%

9. Acquisition of Assets of BT Global
Emerging Markets Equity Fund

On September 30, 1999, pursuant to plan of reorganization approved by the Board of Trustees of the Trust, the Morgan Grenfell Emerging Markets Equity Fund ("Emerging Markets Equity Fund") acquired all the net assets of BT Global Emerging Markets Equity Fund ("BT Emerging Markets Fund"), an affiliate of the Trust. The plan of reorganization was also approved by the shareholders of BT Emerging Markets Fund on September 21, 1999. The acquisition was accomplished by a tax free exchange of 455,565 shares of beneficial interest of Institutional Class shares of Emerging Markets Equity Fund at a net asset value per share of $6.63 for 275,760 shares of BT Emerging Markets Fund. The net assets of the Emerging Markets Equity Fund and BT Emerging Markets Fund before the acquisition were $149,666,858 and $3,020,398, respectively, including unrealized appreciation (or depreciation) of $319,800 for BT Emerging Markets Fund. Immediately after the acquisition, the combined assets of the Emerging Markets Equity Fund amounted to $152,687,256.

10. Proposed Fund Reorganizations

At its meeting on August 19, 1999, the Board of Trustees adopted the following resolutions:

 i. Approved of the proposed tax-free transfer of substantially all of the assets of the Morgan Grenfell Smaller Companies Fund to the BT Small Cap Fund, an affiliate of the Trust and assumption by BT Small Cap Fund of all of the liabilities of Smaller Companies Fund, in exchange solely for the shares of common stock of BT Small Cap Fund and the distribution of shares of BT Small Cap Fund to the shareholders of Smaller Companies Fund in liquidation of Smaller Companies Fund. The shareholders of the Smaller Companies Fund are expected to vote on the proposal at the special meeting of shareholders to be held on February 29, 2000. The proposed transfer is likely to be a tax-free reorganization under the provisions of the Internal Revenue Code of 1986, as amended.

 ii. Approval of the proposed tax-free transfer of substantially all of the assets of the BT Intermediate Tax-Free Fund ("BT Tax-Free Fund"), an affiliate of the Trust, to the Morgan Grenfell Municipal Bond Fund in exchange solely for the Institutional Class shares of beneficial interest of the Municipal Bond Fund and the assumption by the Municipal Bond Fund of all of the liabilities of BT Tax-Free Fund and the distribution of such shares of the Municipal Bond Fund to the shareholders of the BT Tax-Free Fund in liquidation of the BT Tax-Free Fund. The proposed transfer is likely to be a

--------------------------------------------------------------------------------

     tax-free reorganization under the provisions of the Internal Revenue Code of 1986, as amended.

11. Subsequent Events

At the meeting of the Board of Trustees held on November 18, 1999, the Trustees adopted the following resolutions:

 i. Approval of a proposal for a master/feeder structure (the "Master/Feeder Structure") for the Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell High Yield Bond Fund and Morgan Grenfell European Equity Growth Fund. Under the proposed Master/Feeder Structure each of the Municipal Bond Fund, Fixed Income Fund, High Yield Bond Fund and European Equity Growth Fund will invest all of its investable assets in Fixed Income Portfolio, High Yield Bond Portfolio, Municipal Bond Portfolio, and European Equity Portfolio, respectively, each a series of newly created Deutsche Investment Portfolios, an open-end investment company and each portfolio having substantially the same investment objective, policies and restrictions as the respective Fund. A consent of the majority of the shareholders of Morgan Grenfell European Equity Growth Fund to approve the proposed Master/Feeder Structure was obtained on December 2, 1999. The shareholders of each of the Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Fixed Income Fund and Morgan Grenfell High Yield Bond Fund are expected to vote on the proposed Master/Feeder Structure at the special meeting of the shareholders to be held on February 29, 2000.

 ii. Approval to the establishment of Premier Class, a new class of shares, of the Morgan Grenfell International Select Equity Fund.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Morgan Grenfell Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Municipal Bond Fund, Fixed Income Fund, Short-Term Municipal Bond Fund, Short-Term Fixed Income Fund, High Yield Bond Fund, Smaller Companies Fund, International Select Equity Fund, European Equity Growth Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund series of Morgan Grenfell Investment Trust (the "Trust") at October 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
December 20, 1999

--------------------------------------------------------------------------------

Tax Information -- Unaudited

For the fiscal year ended October 31, 1999, 96.1% and 90.1% of the income distribution paid by the Municipal Bond Fund and the Short-Term Municipal Bond Fund, respectively, was derived from federal tax-exempt interest obligations.

TAXPAYERS FILING ON A CALENDAR YEAR BASIS WILL RECEIVE TAX INFORMATION FOR THE 1999 CALENDAR YEAR AFTER YEAR END.

The amount of long-term capital gains distributions paid for the fiscal year ended October 31, 1999 was as follows :


Short-Term Fixed Income Fund...........................         $     1,598
International Fixed Income Fund........................             209,892
European Equity Growth Fund............................          13,955,010
Global Fixed Income Fund...............................           1,764,718
International Select Equity Fund.......................             300,608
Muni Bond Fund.........................................           1,678,615
Fixed Income Fund......................................           5,975,153

During the year ended October 31, 1999 the following Funds received income from foreign sources and paid foreign taxes. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

                                                                            FOREIGN
                                                                FOREIGN       TAX
                                                                INCOME      WITHHELD
                                                              -----------   --------
Emerging Markets Debt Fund..................................  $33,463,986   $300,000
Core Global Fixed Income Fund...............................    1,493,552     14,279
Global Fixed Income Fund....................................    3,136,193     19,022
European Equity Growth Fund.................................      966,160     92,264
Emerging Markets Equity Fund................................    2,235,854    186,385
International Select Equity Fund............................      226,836     21,460
International Small Cap Equity Fund.........................      531,797     48,102

Of the ordinary distributions made during the fiscal year ended October 31, 1999, the following percentages have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.


Short-Term Fixed Income Fund............................            6.7%
Fixed Income Fund.......................................           27.5%

MORGAN
GRENFELL
INVESTMENT
TRUST

------------------

ANNUAL
REPORT

OCTOBER 31, 1999

TRUSTEES AND OFFICERS

Paul K. Freeman, TRUSTEE
Graham E. Jones, TRUSTEE
Hugh G. Lynch, TRUSTEE
William N. Searcy, TRUSTEE
Edward T. Tokar, TRUSTEE

Richard T. Hale
PRESIDENT
David W. Baldt,
VICE PRESIDENT

James H. Grifo,
VICE PRESIDENT

Neil P. Jenkins,
VICE PRESIDENT

Ian D. Kelson,
VICE PRESIDENT

Amy Olmert,
TREASURER, CHIEF FINANCIAL OFFICER

Daniel O. Hirsch,
SECRETARY

INVESTMENT ADVISERS
Deutsche Asset Management, Inc.
Deutsche Asset Management Investment Services Limited

ADMINISTRATOR
Deutsche Asset Management, Inc.

DISTRIBUTOR
ICC Distributors Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

TRANSFER AGENT
ICC Capital, Inc.

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

LEGAL COUNSEL
Hale and Dorr LLP

THIS ANNUAL REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE TRUST AND MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. SHARES OF THE MORGAN GRENFELL INVESTMENT TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. ICC DISTRIBUTORS INC., IS THE DISTRIBUTOR OF THE MORGAN GRENFELL INVESTMENT TRUST.

MGITANN (10/99)